AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON FEBRUARY 17, 2010

FILE NO. 033-36962
FILE NO. 811-06175

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT
UNDER THE SECURITIES ACT OF 1933

Post-Effective Amendment No. 64    ☒

AND

REGISTRATION STATEMENT
UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 66    ☒

ECLIPSE FUNDS, INC.
(exact name of registrant as specified in charter)

51 MADISON AVENUE, NEW YORK, NEW YORK 10010
(address of principal executive office)

REGISTRANT'S TELEPHONE NUMBER: (212) 576-7000
Marguerite E. H. Morrison, Esq. Eclipse Funds Inc. 51 Madison Avenue New York, New York 10010	Copy to:	Sander M. Bieber, Esq. Dechert LLP 1775 I Street, NW Washington, DC 20006

(NAME AND ADDRESS OF AGENT FOR SERVICE)
It is proposed that this filing will become effective:

☒	Immediately upon filing pursuant to paragraph (b) of Rule 485
☐	on ________ pursuant to paragraph (b)(1) of Rule 485
☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485
☐	on ________, pursuant to paragraph (a)(1) of Rule 485
☐	75 days after filing pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

EXPLANATORY NOTE

This Post-Effective Amendment No. 64 to the Registration Statement of Eclipse Funds Inc. (the "Registrant"), is being filed to include the Registrant's Statement of Additional Information (Part B), dated March 2, 2009, as amended December 17, 2009 (the "SAI").  The SAI was inadvertently omitted from the Registrant's Post-Effective Amendment No. 61, which was filed on December 17, 2009, due to a technical issue at the financial printer.  The SAI was included in the Registrant's filing on December 22, 2009, pursuant to Rule 497 under the Securities Act of 1933, as amended (“1933 Act”), and has been made available to the Registrant's shareholders in its current form since December 17, 2009, both on the Registrant’s Web site and by request.  Part A of Post-Effective Amendment No. 60 of the Registrant, as filed on March 2, 2009, and all supplements thereto filed to date are incorporated by reference herein in their entirety.  A Part C (Other Information) is included in this filing.  This Post Effective Amendment No. 64 is not meant to supplant, supersede, or otherwise affect Post Effective Amendment No. 62 of the Registrant, which was filed on December 22, 2009, pursuant to Rule 485(a)(1) under the 1933 Act.

MAINSTAY FUNDS

Statement Of Additional Information

Investor Class, Class A, Class B, Class C, Class I Class R1, Class R2 and Class R3 Shares and Sweep Shares

March 2, 2009, as amended December 17, 2009

Although not a prospectus, this Statement of Additional Information (the "SAI") supplements the information contained in the Prospectuses dated March 2, 2009 for the Investor Class, Class A, Class B, Class C, Class I, Class R1, Class R2, Class R3 and Sweep shares of certain separate investment series and the Prospectus dated December 17, 2009 for the Class I shares of the MainStay Tax Free Bond Fund (collectively, the "Funds") of The MainStay Funds, a Massachusetts business trust (the "MainStay Trust"), Eclipse Funds, a Massachusetts business trust (the "Eclipse Trust") and Eclipse Funds Inc., a Maryland corporation, as amended or supplemented from time to time (the "Prospectuses"). The MainStay Trust, Eclipse Trust and Eclipse Funds Inc. may be collectively referred to as "MainStay Funds" or the "MainStay Group of Funds." Each series of the MainStay Group of Funds may be referred to individually as a "Fund" and collectively as the "Funds." This SAI is incorporated by reference in, is made a part of, and should be read in conjunction with, the Prospectuses. The Prospectuses are available without charge by writing to MainStay Funds, 169 Lackawanna Avenue, Parsippany, New Jersey 07054, or by calling toll free 800-MAINSTAY (624-6782).

No dealer, salesman or any other person has been authorized to give any information or to make any representations, other than those contained in this SAI or in the related Prospectuses, in connection with the offer contained herein, and, if given or made, such other information or representations must not be relied upon as having been authorized by the MainStay Funds or NYLIFE Distributors LLC (the "Distributor"). This SAI and the Prospectuses do not constitute an offer by the MainStay Funds or the Distributor to sell, or a solicitation of an offer to buy, any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer in such jurisdiction.

Shareholder inquiries should be made by writing directly to NYLIM Service Company LLC ("NSC" doing business as "MainStay Investments"), the Funds' transfer agent and an affiliate of New York Life Investment Management LLC, P.O. Box 8401, Boston, Massachusetts 02266-8401, or by calling toll free 800-MAINSTAY (624-6782). In addition, you can make inquiries through your registered representative.

The financial statements of each of the Funds, including the Financial Highlights for the fiscal year ended October 31, 2008, as presented in the 2008 Annual Reports to Shareholders and the reports of KPMG LLP ("KPMG"), the Funds' independent registered public accounting firm, appearing therein and the Financial Highlights of the Funds, including the Financial Highlights for the six months ended April 30, 2009, as presented in the 2009 Semi-Annual Reports to shareholders, which are unaudited, are incorporated by reference into this SAI. These documents are available, without charge, by calling toll-free 800-MAINSTAY (624-6782).

MAINSTAY GROUP OF FUNDS

MAINSTAY TRUST

The MainStay Trust is an open-end management investment company (or mutual fund), organized as a Massachusetts business trust by an Agreement and Declaration of Trust dated January 9, 1986, as amended.

Shares of the MainStay Trust are currently offered in 14 separate portfolios: MainStay Common Stock Fund, MainStay Convertible Fund, MainStay Diversified Income Fund, MainStay Equity Index Fund, MainStay Global High Income Fund, MainStay Government Fund, MainStay High Yield Corporate Bond Fund, MainStay IncomeBuilder Fund, MainStay International Equity Fund, MainStay Large Cap Growth Fund, MainStay MAP Fund, MainStay Money Market Fund, MainStay Principal Preservation Fundand MainStay Tax Free Bond Fund. Each Fund, other than Mainstay Global High Income Fund, is a diversified fund, as defined by the Investment Company Act of 1940, as amended (the "1940 Act"). The MainStay Equity Index Fund has been closed to new investors and new share purchases since January 1, 2002 and is not covered by this SAI.

ECLIPSE TRUST

The Eclipse Trust is an open-end management investment company (or mutual fund), organized as a Massachusetts business trust by an Agreement and Declaration of Trust dated July 30, 1986, as amended. Shares of Eclipse Trust are currently offered in 2 separate portfolios: MainStay Balanced Fund and MainStay U.S. Small CapFund.

ECLIPSE FUNDS INC.

Eclipse Funds Inc. is an open-end management investment company (or mutual fund), organized as a Maryland corporation by Articles of Incorporation dated September 21, 1990, as amended.

Shares of Eclipse Funds Inc. are currently offered in 21 separate portfolios: MainStay 130/30CoreFund, MainStay 130/30 Growth Fund, MainStay 130/30High Yield Fund, MainStay 130/30InternationalFund, MainStay Cash Reserves Fund, MainStay ConservativeAllocationFund, MainStay Floating Rate Fund, MainStay Growth Allocation Fund, MainStay Growth EquityFund, MainStay Intermediate Term Bond Fund, MainStay Indexed Bond Fund, MainStay Moderate Allocation Fund, MainStay Moderate Growth Allocation Fund, MainStay Retirement 2010 Fund, MainStay Retirement 2020 Fund, MainStay Retirement 2030 Fund, MainStay Retirement 2040 Fund, MainStay Retirement 2050 Fund, MainStay S&P500Index Fund, MainStay ShortTermBondFund and MainStay U.S.AllCap Fund. The Board of Directors of Eclipse Funds Inc. may be referred to as the "Directors" and the Boards of Trustees of the MainStay Trust and the Eclipse Trust may be referred to as the "Trustees." The Directors and the Trustees may be collectively referred to as the "Board" or the "Board Members." The Funds are authorized to offer shares in one or more of the following classes: Investor Class, Class A, Class B, Class C, Class I, Class R1, Class R2 and Class R3 shares. The MainStay Cash Reserves Fund is also authorized to offer the Sweep Class of shares.

SPECIAL NOTE REGARDING FUND REORGANIZATIONS

On June 23, 2009, the Board approved several Fund reorganizations, whereby each "Acquired Fund" listed below would be reorganized with and into the corresponding "Acquiring Fund" listed below, pending the approval of the shareholders of the respective Acquired Funds (each a "Reorganization"). EachReorganization wasapprovedand completed at the closeofbusinessonthe effective datenotedbelow.

Please see the Acquiring Funds' prospectuses, as supplemented, for more information.

ACQUIRED FUND	ACQUIRING FUND	EFFECTIVE DATE
MainStay Capital Appreciation Fund	MainStay Growth Equity Fund	November 24, 2009
MainStay Income Manager Fund	MainStay Total Return Fund	October 28, 2009
MainStay Mid Cap Core Fund	MainStay MAP Fund	October 23, 2009
MainStay Mid Cap Growth Fund	MainStay Large Cap Growth Fund	November 12, 2009
MainStay Mid Cap Value Fund	MainStay ICAP Select Equity Fund	November 24, 2009
MainStay Small Cap Growth Fund	MainStay Small Company Value Fund	November 24, 2009
MainStay Value Fund	MainStay ICAP Select Equity Fund	November 12, 2009

In addition, on October 5, 2009, shareholders of the MainStay Institutional Bond Fund approved that Fund's reorganization with and into the MainStay Intermediate Term Bond Fund. Thereorganization wascompletedat the close of business on October 16, 2009.

Also, as part of this initiative, the names of the following Funds were changed, as noted below.

PREVIOUS NAME	CURRENT NAME	EFFECTIVE DATE
MainStay All Cap Growth Fund	MainStay Epoch U.S. All Cap Fund	October 16, 2009
MainStay Small Company Value Fund	MainStay U.S. Small Cap Fund	October 30, 2009
MainStay Total Return Fund	MainStay Income Builder Fund	October 16, 2009

Throughout this SAI, the current names of these Funds are used in replacement of the prior names.

THE MANAGER AND SUBADVISORS

New York Life Investment Management LLC ("New York Life Investments" or the "Manager") serves as the manager for the Funds and has entered into subadvisory agreements with the following subadvisors to manage the day-to-day operations of certain Funds:

Subadvisor	Fund Name
Epoch Investment Partners, Inc. ("Epoch")	MainStay Trust MainStay Income Builder Fund[1] (equity portion) Eclipse Trust MainStay U.S. Small Cap Fund[2] Eclipse Funds Inc. MainStay Epoch U.S. All Cap Fund[3]
Institutional Capital LLC ("ICAP")	MainStay Funds MainStay MAP Fund (portion)
MacKay Shields LLC ("MacKay Shields")	MainStay Trust MainStay Convertible Fund MainStay Diversified Income Fund MainStay Global High Income Fund MainStay Government Fund MainStay High Yield Corporate Bond Fund MainStay Income Builder Fund[1] (fixed-income portion) MainStay International Equity Fund MainStay Tax Free Bond Fund Eclipse Funds Inc. MainStay 130/30 High Yield Fund MainStay Intermediate Term Bond Fund MainStay Short Term Bond Fund
Madison Square Investors LLC ("Madison Square Investors")	MainStay Trust MainStay Common Stock Fund Eclipse Trust MainStay Balanced Fund (equity portion) Eclipse Funds Inc. MainStay 130/30 Core Fund MainStay 130/30 Growth Fund MainStay 130/30 International Fund MainStay Conservative Allocation Fund MainStay Growth Allocation Fund MainStay Growth Equity Fund MainStay Moderate Allocation Fund MainStay Moderate Growth Allocation Fund MainStay Retirement 2010 Fund MainStay Retirement 2020 Fund MainStay Retirement 2030 Fund MainStay Retirement 2040 Fund MainStay Retirement 2050 Fund MainStay S&P 500 Index Fund
Markston International LLC ("Markston")	MainStay Trust MainStay MAP Fund (portion)
Winslow Capital Management Inc. ("Winslow")	MainStay Trust MainStay Large Cap Growth Fund
1	Effective October 16, 2009, the MainStay Total Return Fund changed its name to MainStay Income Builder Fund.
2	Effective October 30, 2009, the MainStay Small Company Value Fund changed its name to MainStay U.S. Small Cap Fund.
3	Effective October 16, 2009, the MainStay All Cap Growth Fund changed its name to MainStay Epoch U.S. All Cap Fund.

Collectively, these agreements are referred to as the "Subadvisory Agreements." Epoch, ICAP, MacKay Shields, Madison Square Investors, Markston, and Winslow are sometimes collectively referred to herein as the "Subadvisors" and each individually as a "Subadvisor." ICAP, MacKay Shields and Madison Square Investors are affiliates of New York Life Investments.

ADDITIONAL INFORMATION ABOUT CERTAIN FUNDS

The Prospectuses discuss the principal investment objectives, strategies, risks and expenses of the Funds. This section contains supplemental information concerning certain securities and other instruments in which certain Funds may invest, the investment policies and portfolio strategies that certain Funds may utilize, and certain risks involved with those investment policies and strategies.

MAINSTAY TRUST

MAINSTAY COMMONSTOCK FUND

TheMainStayCommon Stock Fund seeks long-term growth of capital, with income as a secondary consideration. The Fund normally invests at least 80% of its net assets, plus borrowings, in common stocks. The Fund normally invests in common stocks of well-established, well-managed U.S. companies that appear to have better than average potential for capital appreciation and have market capitalizations that, at the timeofinvestment,aresimilarto companiesinthe S&P500®Indexand the Russell 1000®Index.

In order to meet the Fund's investment objective, the Subadvisor seeks to identify companies that are considered to represent good value based on historical investment standards, including price/book value ratios and price/earnings ratios. The Subadvisor usesa "bottomup"approachthatassessesstocksbasedontheirindividualstrengths,ratherthanfocusingon the underlying sectors/industries of those stocks or on general economic trends.

MAINSTAY CONVERTIBLEFUND

Inselectingconvertiblesecuritiesfor purchaseorsaleforthe MainStayConvertible Fund, the Subadvisor takes into account a variety of investmentconsiderations,includingcreditrisk,projectedinterestreturnand the premiumforthe convertible security relative to the underlying common stock.

MAINSTAY DIVERSIFIEDINCOME FUND

In managingthe MainStay DiversifiedIncome Fund, the Subadvisor conductsa continuingreview of yieldsandotherinformation derived from a data base which it maintains in managing fixed-income portfolios. Fundamental economic cycle analysis, credit qualityand interest ratetrendsare among the principalfactorsconsidered by the Subadvisor in determining whether to increase or decrease the emphasis placed upon a particular type of security orbondmarket sector within the Fund'sinvestmentportfolio.

In making investment decisions with respect to duration and/or maturity shifts, the Subadvisor takes into account a broad range of fundamental and technical indicators. The Subadvisor will alter the average maturity of the portfolio in accordance with its judgment based on the research and other methods described above.

In seeking a competitive overall return, capital appreciation may be sought by lengthening the maturities of high yield debt securities held in the Fund's portfolio during periods when the Subadvisor expects interest rates to decline. If the Subadvisor is incorrect in its expectations of changes in interest rates, or in its evaluation of the normal yield relationship between two securities, the Fund's income, net asset value ("NAV") and potential capital gains could decrease, or the potential loss could increase. This and other factors may affect the income available for distribution to shareholders. Since available yields and yield differentials vary over time, no specific level of income or yield differential can ever be ensured.

Debt securities in which the Fund may invest include all types of debt obligations of both domestic and foreign issuers, such as bonds, debentures, notes, equipment lease certificates, equipment trust certificates, conditional sales contracts, commercial paper, foreign government securities and U.S. government securities (including obligations, such as repurchase agreements, secured by such instruments).

The Fund may invest up to 30% of its total assets in equity securities. These securities may include capital notes, which are securities representing beneficial interests in a trust for which the controlling common stock is owned by a bank holding company. Beneficial interests in a trust are commonly issued as preferred stock but may also be issued as other types of instruments.

In making investments in foreign securities the Subadvisor will determine, using good faith judgment: (1) country allocation; (2) currency exposure (asset allocation across currencies); and (3) diversified security holdings within each market. The Subadvisor may consider factors such as prospects for currency exchange and interest rates and inflation in each country, relative economic growth, and government policies influencing exchange rates and business conditions, and quality of individual issuers.

To hedge the market value of securities held, proposed to be held or sold or relating to foreign currency exchange rates, the Fund may enter into or purchase securities or securities index options, foreign currency options, and futures contracts and related options with respect to securities, indices of securities, or currencies. The Fund also may buy and sell currencies on a spot or forward basis. Subject to compliance with applicable rules, futures contracts and related options may be used for any legally permissible purpose, including as a substitute for acquiring a basket of securities and to reduce transaction costs. The Fund may also purchase and sell foreign currency exchange contracts for purposes of seeking to enhance portfolio returns and manage portfolio risk more efficiently and may enter into various types of swaps, including credit default swaps.

Generally, the average maturity of the foreign securities held by the Fund will be shorter when interest rates worldwide or in a particular country are expected to rise, and longer when interest rates are expected to fall. The Fund may use various techniques to shorten or lengthen the dollar-weighted average maturity of its portfolio, including transactions in futures and options on futures, interest rate swaps, caps, floors and short sales against the box.

The duration of the Fund's portfolio will be managed in light of current and projected economic and market conditions and other factors considered relevant by the Subadvisor.

The Subadvisor seeks to reduce risk through diversification, credit analysis and attention to current developments and trends in both the economy and financial markets.

MAINSTAY GLOBALHIGH INCOME FUND

Undernormalmarket conditions, the MainStay GlobalHigh Income Fund invests at least 65% of its net assets, plus any borrowings, in high-yield securities. In making investments for the foreign and emerging markets sectors of the Fund, the Subadvisor considers factorssuchasprospectsforcurrency exchange and interestrates, andinflationin eachcountry,relativeeconomic growth, andgovernment policies influencing exchange rates and business conditions, and credit quality ofindividualissuers.The Subadvisor alsodetermines,usinggoodfaith judgment,(1) the percentageof theFund'sassetstobeinvestedineachemerging market; (2) currency exposure (asset allocation across currencies); and (3) diversified security holdings within each market.

Investorsshouldunderstandthatinternationalfixedincomeinvestmentsinvolvemoreriskthancomparabledomesticsecurities, due,in part, tofluctuatingcurrencyvalues.

TheFundmay investin participationinterestsin loans.Suchparticipationinterests,whichmaytakethe formofinterests in, or assignmentsof,loans, areacquiredfrombankswhichhavemadeloansoraremembersoflendingsyndicates. The Fund's investments in loan participation interests will be subject to itslimitationoninvestments insecuritiesratedbelowinvestment grade.

Tohedge the market value of securities held,proposedto be held or sold or relating to foreign currency exchange rates, the Fund may enterintoorpurchase securities or securities index options, foreign currency options, and futures contracts and related options with respect to securities, indices of securities, or currencies. The Fund also may buy and sell currencies on a spot or forward basis. Subject to compliance with applicable rules, futures contracts and related options may be used for any legally permissible purpose, including as a substitute for acquiring a basket of securities and to reduce transaction costs. The Fund may also purchase and sell foreign exchange contracts and foreign currency options for purposes of seeking to enhance portfolio returns and manage portfolio risk more efficiently and may enter into various types of swaps,including credit default swaps. The Fund is not obligated to use any of theseinstruments,butitsSubadvisormay doso,when,inits discretion,itbelievesitadvisable.

MAINSTAY GOVERNMENTFUND

TheMainStayGovernmentFund'sprincipal investments are debt securities issued or guaranteed by the U.S.governmentandits agencieswhichincludeobligationsissued orguaranteedbythe U.S.government or its agencies or instrumentalities which are supported by: (1) the full faith and creditof the U.S.government (e.g.,GovernmentNationalMortgageAssociation("GNMA") certificates);(2)the right of the issuerto borrowanamountlimitedto aspecificlineofcreditfromtheU.S.government; (3) thecreditoftheinstrumentality(e.g., bonds issued by the Federal National Mortgage Association ("FNMA")); or (4) the discretionary authority of the U.S. government to purchase certain obligations of U.S. government agencies or instrumentalities.

Theagenciesandinstrumentalities that issueU.S.governmentsecuritiesinclude,amongothers:FederalLandBanks,FarmersHomeAdministration, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Farm Credit Bank, Student Loan Marketing Association and U.S. Maritime Administration. U.S. government securities also include corporate debt guaranteed by the U.S. Government in accordancewiththeTemporaryLiquidity Guarantee Program ("TLGP").

Althoughthe mortgageloansin thepoolunderlyingaGNMAcertificatewillhave maturitiesof upto30years, theactualaverage lifeof a GNMA certificate typically will be substantially less because the mortgages will be subject to normalprincipal amortizationandmaybeprepaidpriorto maturity.

The durationof theFund'sportfolio willbemanagedinlightof currentand projectedeconomicandmarketconditionsand otherfactorsconsideredrelevantbytheSubadvisor.

MAINSTAY HIGHYIELD CORPORATE BOND FUND

The MainStay HighYield Corporate Bond Fund seeks to maximizecurrentincomethroughinvestmentin adiversifiedportfolioof highyielddebtsecurities.Capitalappreciationisa secondaryobjectiveandwillbesought only when consistent with the Fund'sprimaryobjective.Forexample, capitalappreciationmaybesoughtby lengthening the maturitiesofhighyield debtsecuritiesheldinthe Fund'sportfolio duringperiodswhentheSubadvisorexpectsinterestratestodecline.

Sinceavailableyields and yielddifferentialsvaryovertime,nospecificlevelofincomeoryielddifferential canever beensured.

Debtsecurities in which the Fund mayinvestincludealltypes of debtobligationsof bothdomestic and foreign issuers, such as bonds, debentures,notes,equipment lease certificates, equipment trust certificates, conditional sales contracts, commercial paper and U.S. government securities (includingobligations,such as repurchaseagreements,secured by such instruments).

TheFund may invest in participation interests in loans. Such participation interests, which may take the formofinterests in,orassignmentsof,loans,areacquiredfrom banks which have madeloans or are members of lendingsyndicates.TheFund's investmentsinloan participationinterests will be subject to itslimitation oninvestmentsinsecuritiesratedbelowinvestment grade.

The Subadvisorseekstoreduceriskthroughdiversification,creditanalysisandattentiontocurrent developments and trends in both the economy and financial markets. In addition, investments in foreign securities may serve to provide further diversification. The Subadvisor analyzes potential high yield debt investments like stocks, applying a bottom-up process using a quantitative approach that focuses on the fundamentals of the companies' earnings and operatingmomentum,combinedwithqualitativeresearch.

MAINSTAY INCOMEBUILDERFUND

The MainStay IncomeBuilderFund mayinvestin commonstocks,convertible securities,warrantsand fixed-income securities, such as bonds, preferred stocks and other debt obligations, including money market instruments. The Fund will alsoinvest instocksandother equitysecuritiesthatitbelievestobeundervaluedbaseduponfactorssuchasratiosof marketpricetobookvalue,estimatedliquidatingvalueandprojectedcashflow.

Thedurationofthe Fund's portfolio will be managed in light of current and projectedeconomicandmarketconditionsand otherfactorsconsideredrelevantbytheSubadvisor.

Althoughthe MainStay Income Builder Fund does not intend to seek short-term profits, securities in itsportfolio will be sold whenever the Subadvisor believes it is appropriate to do so without regard to the length of time the particular security may have been held, subject to certain tax requirements for qualification as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"). A high turnover rate involves greater expenses to the Fund and may increasethepossibilityofshareholdersrealizingtaxablecapitalgains.TheFundengagesinportfolio tradingif itbelievesatransaction,netofcosts(includingcustodiancharges),willhelp inachievingitsinvestmentobjective.The Fundmayalsopurchaseandsellforeigncurrencyexchange contracts for purposes of seeking to enhance portfolio returns and manage portfolio risk more efficiently and may enter into various types of swaps, including credit default swaps.

MAINSTAY INTERNATIONALEQUITY FUND

In making investments for the MainStay International Equity Fund, the Subadvisor believes that long-term share performance reflects "value creation" in the underlying business. Value-creating businesses are defined as those companies that are able to generate sustainable returns on capital above their cost of capital. The investment discipline is biased towards owning quality companies with what the Subadvisor considers a strong potential for creating shareholder value over the long run. The portfolio management team performs fundamental analysis on individual businesses, identifies stocks offering superior risk-adjusted returns and makes investments based on stock selection as opposed to regional allocation. The Fund also may purchase securities on a when-issued or forward commitment basis and engage in portfolio securities lending. The Fund may use all of these techniques (1) in an effort to manage cash flow and remain fully invested in the stock and currency markets, instead of or in addition to buying and selling stocks and currencies, or (2) in an effort to hedge against a decline in the valueofsecurities or currencies owned by it or an increase in the priceofsecuritieswhichitplans to purchase. The Fund may alsopurchaseand sell foreign currency exchange contracts and foreign currency options for purposes of seeking to enhance portfolioreturns ortomanageportfolioriskmoreefficiently.TheFund isnotobligated to useany of these instruments,butmaydosowhenthe Subadvisor, in itsdiscretion,believes it advisable.

The MainStay International Equity Fund may investindepositaryreceipts.

MAINSTAY LARGECAPGROWTH FUND

TheMainStay LargeCapGrowthFundseeks long-term growthof capital. Undernormalcircumstances,the Fund investsatleast 80%of its netassets,plusborrowings, in large capitalization companies.

MAINSTAY MAPFUND

The MainStay MAPFund normallyinvestsatleast65% ofitstotalassetsinequity-typesecurities,including commonstocks, aswell as securities convertible into, or exchangeable for, common stocks. The Fund primarily invests in domestic securities but may invest up to 35% of its net assets, plus anyborrowings for investment purposes, in foreignsecurities.Securities of foreign issuers that are represented by American Depositary Receipts ("ADRs") or that are listed on a U.S. securities exchange or traded in the U.S. over-the-counter markets are not considered "foreign securities" for the purpose of this limitation.

The Fund employs two Subadvisors, ICAP and Markston, with complementary investment processes and styles, each of whom is responsible for managing a portion of the assets, as designated by New York Life Investments from time to time, under the general supervision of New York Life Investments.

The Fund may invest to seek to influence or control management and otherwise be an activist shareholder so long as the Board is consulted prior to any investments made for control purposes in order that the Board may consider whether it is appropriate to adopt special procedures.

In addition, the Fund may also buy "restricted" securities that cannot be sold publicly until registered under the Securities Act of 1933, as amended (the "1933 Act"). The Fund's ability to dispose of investments in "restricted" securities at reasonable price levels might be limited unless and until their registration under the 1933 Act has been completed. The Fund will endeavor to have the issuing company pay all the expenses of any such registration, but there is no assurance that the Fund will not have to pay all or some of these expenses.

MAINSTAY MONEYMARKET FUND

The Fund mayinvestits assets in U.S.dollar-denominatedsecurities ofU.S. or foreignissuersandin securities of foreign branchesofU.S.banks,suchasnegotiablecertificatesofdeposit(Eurodollars).Since theFund'sportfoliomay contain such securities, an investment therein involves investment risks that are differentinsomerespectsfromaninvestmentin a fund that investsonlyin debt obligations of U.S. domestic issuers. Such risks may include future political and economic developments, the possible imposition of foreign withholding taxes on interestincomepayable on the securities held in the portfolio,possible seizureornationalizationofforeigndeposits,the possibleestablishment of exchangecontrols or the adoption of other foreign governmental restrictions which might adversely affect the payment of the principal of and interest on securities in the portfolio.

All of the assets of the Fund generally will be invested in obligations which mature in 397 days or less and substantially all of these investments will be held to maturity; however, securities collateralizing repurchase agreements may have maturities in excess of 397 days. The Fund will,tothe extentfeasible,makeportfolioinvestmentsprimarilyinanticipationof,or inresponseto,changing economic and money market conditions and trends. The dollar-weighted average maturity of the Fund's portfolio maynotexceed90days.

Consistent with the provisions of Rule 2a-7 under the 1940 Act, the Fund invests in U.S. dollar denominated money market instruments that present minimal credit risk. The Manager shall determine whether a security presents minimal credit risk under procedures adopted by the Fund's Board. In the event that an instrument acquired by the Fund isdowngradedor otherwise ceases to be ofthe quality that is eligibleforthe Fund, the Manager, under procedures approved by the Board, shall promptly reassess whether such security presents minimal credit risk and shall recommend to theValuationCommitteeoftheBoardthat the Fund take such actions it determines are in the best interest of the Fund and its shareholders. The Valuation Committee, after consideration of the recommendation of the Manager and such other information as it deems appropriate, shall cause the Fund to take such action as it deems appropriate, and shall report promptly to the Board the actions taken by the Fund and the reasons for such actions. With respect to 5% of its total assets, measured at the time of investment, the Fund may alsoinvestinmoneymarket instruments that are in the second-highest rating category for short-term debt obligations. The Fund may not invest more than 5% of its total assets, measured at the time of investment, in securities of any one issuer that are in the highest rating category, except that the Fund may exceed this 5% limitation with respect to 25%ofits total assets for up to three business days after the purchase of "First Tier" securities of any one issuer and except that this limitation shall not apply to U.S. government securities or securities subject to certain guarantee obligations.

TheFund may holdcashforthe purpose of stabilizingitsNAVpershare.Holdingsof cash,onwhichno returnisearned,would tendto lowertheyieldontheFund'sshares.

The Fund may also, consistent with the provisions of Rule 2a-7, invest in securities with a face maturity of more than 397 days, provided that the security is a variable or floating rate security that meets the guidelines of Rule 2a-7 with respect to maturity.

MAINSTAY PRINCIPALPRESERVATION FUND

The Fund may invest its assets in U.S. dollar-denominated securities of U.S. or foreign issuers and in securities of foreign branches of U.S. banks, such as negotiable certificates of deposit (Eurodollars). Since the Fund's portfolio may contain such securities, an investment therein involves investment risks that are different in some respects from an investment in a fund that invests only in debt obligations of U.S. domestic issuers. Such risks may include future political and economic developments, the possible imposition of foreign withholding taxes on interest income payable on the securities held in the portfolio, possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely affect the payment of the principal of and interest on securities in the portfolio.

All of the assets of the Fund generally will be invested in obligations which mature in 397 days or less and substantially all of these investments will be held to maturity; however, securities collateralizing repurchase agreements may have maturities in excess of 397 days. The Fund will, to the extent feasible, make portfolio investments primarily in anticipation of, or in response to, changing economic and money market conditions and trends. The dollar-weighted average maturity of the Fund's portfolio may not exceed 90 days.

Consistent with the provisions of Rule 2a-7 under the 1940 Act, the Fund invests in U.S. dollar denominated money market instruments that present minimal credit risk. The Manager shall determine whether a security presents minimal credit risk under procedures adopted by the Fund's Board. In the event that an instrument acquired by the Fund is downgraded or otherwise ceases to be of the quality that is eligible for the Fund, the Manager, under procedures approved by the Board, shall promptly reassess whether such security presents minimal credit risk and shall recommend to the Valuation Committee of the Board that the Fund take such actions it determines are in the best interest of the Fund and its shareholders. The Valuation Committee, after consideration of the recommendation of the Manager and such other information as it deems appropriate, shall cause the Fund to take such action as it deems appropriate, and shall report promptly to the Board the actions taken by the Fund and the reasons for such actions. With respect to 5% of its total assets, measured at the time of investment, the Fund may also invest in money market instruments that are in the second-highest rating category for short-term debt obligations. The Fund may not invest more than 5% of its total assets, measured at the time of investment, in securities of any one issuer that are in the highest rating category, except that the Fund may exceed this 5% limitation with respect to 25% of its total assets for up to three business days after the purchase of "First Tier" securities of any one issuer and except that this limitation shall not apply to U.S. government securities or securities subject to certain guarantee obligations.

The Fund may hold cash for the purpose of stabilizing its NAV per share. Holdings of cash, on which no return is earned, would tend to lower the yield on the Fund's shares.

The Fund may also, consistent with the provisions of Rule 2a-7, invest in securities with a face maturity of more than 397 days, provided that the security is a variable or floating rate security that meets the guidelines of Rule 2a-7 with respect to maturity.

MAINSTAY TAX FREE BOND FUND

The MainStay Tax Free Bond Fund invests in obligations of states and their political subdivisions and agencies, the interest from which is, in the opinion of the issuer's bond counsel, exempt from regular federal income tax ("Municipal Bonds" or "tax-exempt securities"). Neither the Fund, the Fund'sSubadvisor nor counsel to the Fund reviews such opinions or otherwise determines independently that the interest on a security will be classified as tax-exempt interest.

Municipal Bonds are issued to obtain funds for various public purposes. The interest on these obligations is generally exempt from regular federal income tax in the hands of most investors. Because the Fund may hold high-grade Municipal Bonds, the income earned on shares of the Fund may tend to be less than it might be on a portfolio emphasizing lower quality securities. Conversely, to the extent that the Fund holds lower quality securities, the risk of default in the payment of principal or interest by the issuer of a portfolio security is greater than if the Fund held only higher quality securities. Although higher quality tax-exempt securities may produce lower yields, they are generally more marketable. To protect the Fund's capital under adverse market conditions, the Fund may from time to time purchase higher quality securities or taxable short-term investments with a resultant decrease in yield or increase in the proportion of taxable income.

The Fund may sell a security at any time in order to improve the yield on the Fund's portfolio. In buying and selling portfolio securities, the Fund seeks to take advantage of market developments, yield disparities and variations in the creditworthiness of issuers. The Fund will not engage in arbitrage transactions.

The Fund may invest in Industrial Development and Pollution Control Bonds and municipal lease obligations.

From time to time, the Fund may invest 25% or more of the value of its total assets in Municipal Bonds that are related in such a way that an economic, business, or political development or change affecting one such security could also affect the other securities (for example, securities whose issuers are located in the same state). The Fund may also invest up to 25% of the value of its total assets in Industrial Development Bonds. Further, the Fund may acquire all or part of privately negotiated loans made to tax-exempt borrowers. To the extent that these private placements are not readily marketable, the Fund will limit its investment in such securities (along with all other illiquid securities) to no more than 15% of the value of its net assets. Because an active trading market may not exist for such securities, the price that the Fund may pay for these securities or receive on their resale may be lower than that for similar securities with a more liquid market.

The duration of the Fund's portfolio will be managed in light of current and projected economic and market conditions and other factors considered relevant by the Subadvisor.

ECLIPSE TRUST

MAINSTAY BALANCED FUND

The MainStay Balanced Fund invests approximately 60% of its net assets in mid-and large capitalization stocks and 40% of its assets in fixed income securities (such as bonds) and cash equivalents. Although this 60/40 ratio may vary, the Fund will always invest at least 25% of its net assets in fixed-income securities. By holding both stocks and bonds the Fund seeks a balance between capital gains from stock appreciation and current income from interest and dividends.

The Fund's Manager, New York Life Investments, manages the fixed-income portion of the Fund directly, and has retained Madison Square Investors, the Fund's Subadvisor, to manage the portion of the Fund invested in stocks.

The Fund generally invests in dividend-paying, mid-capitalization stocks that the Subadvisor determines are value stocks. The Fund may also invest in large capitalization stocks that the Subadvisor determines are value stocks. "Value" stocks are stocks that the Subadvisor determines (1) have strong or improving fundamental characteristics (such as margins, working capital, leverage, cash flow, returns on equity and assets) and (2) have been overlooked by the marketplace so that they are undervalued or "cheap" relative to the rest of the equity market. In selecting stocks, the Subadvisor applies quantitative and statistical methods to analyze the relative quality and value of the stocks.

The Fund has adopted as a fundamental policy that it be a "balanced" fund. This fundamental policy cannot be changed without the approval of the Fund's shareholders. As a "balanced" fund, the Fund will invest at least 25% of the value of its net assets plus any borrowing in fixed-income securities. With respect to convertible securities held by the Fund, only that portion of the value attributable to their fixed-income characteristics will be used in calculating the 25% figure. Subject to such restrictions, the percentage of the Fund's assets invested in each type of security at any time shall be in accordance with the judgment of the Manager.

The equity component of the Fund's investment portfolio will be invested in shares of mid- to large-capitalization companies. The Fund ranks all U.S. publicly traded companies based on market capitalization. The 5% with the highest market capitalization are considered large capitalization companies. The next 15% are considered mid-capitalization companies and the balance of the universe is considered small capitalization companies. As the stock market and the economic environment change, companies once considered to be large-capitalization may become mid- or small-capitalization companies or vice versa. In selecting the equity issues to be purchased by the Fund, approximately equal weight will be given to estimated relative intrinsic value, expected future earnings growth, and current and expected dividend income. Estimated relative intrinsic value is a ranking of the ratio of the market value to economic book value. The economic book value, or intrinsic value, is a valuation concept that attempts to adjust historical financial data to reflect true economic worth.

The fixed-income component of the Fund's investment portfolio will be invested in the following types of fixed-income securities: (i) U.S. government securities; (ii) foreign government securities; (iii) investment grade, corporate fixed-income securities; and (iv) mortgage-backed and other asset-backed securities. These securities are described in the section entitled "Investment Practices, Instruments and Risks Common to Multiple Funds."

The Fund also may invest up to 5% of its total assets in warrants.

ECLIPSE FUNDS INC.

MAINSTAY 130/30 CORE FUND

The MainStay 130/30 Core Fund primarily invests in common stocks. The Fund will take long positions in common stocks (i.e. purchase outright) that the Subadvisor believes offer the potential for attractive returns. For long positions, the Subadvisor will seek to identify companies that are considered to have a high probability of outperforming the Russell 1000® Index over the following six to twelve months. The Subadvisor will sell short securities that it believes are likely to under perform. The Fund will generally hold long positions equal to 130% of the Fund's equity assets and short positions equal to 30% of the Fund's equity assets. However, the long and short positions held by the Fund may vary over time, as market opportunities develop. Under normal market conditions, the Fund's long positions may range from 120% to 140% and its short positions may range from 20% to 40%.

The Fund may also invest in real estate investment trusts.

MAINSTAY 130/30 GROWTH FUND

The MainStay 130/30 Growth Fund invests primarily in large and mid capitalization stocks. The Fund will take long positions in common stocks (i.e. purchase outright) that the Subadvisor believes offer the potential for attractive returns. For long positions, the Subadvisor will seek to identify companies that are considered to have a high probability of outperforming the Russell 1000® Growth Index over the long term. The Subadvisor will sell short securities that it believes are likely to underperform. The Fund will generally hold long positions equal to 130% of the Fund's equity assets and short positions equal to 30% of the Fund's equity assets. However, the long and short positions held by the Fund may vary over time, as market opportunities develop. Under normal market conditions, the Fund's long positions may range from 120% to 140% and its short positions may range from 20% to 40%.

The Fund may invest in ADRs. ADRs are issued by U.S. depositary banks. Each ADR represents one or more shares of foreign stock or a fraction of a share. ADR holders have the right to obtain the foreign stock it represents. The price of an ADR corresponds to the price of the foreign stock in its home market, adjusted to the ratio of the ADRs to foreign company shares.

The Fund may also invest in real estate investment trusts.

MAINSTAY 130/30 HIGH YIELD FUND

The MainStay 130/30 High Yield Fund seeks to achieve its investment objective by, under normal circumstances, investing at least 80% of its assets in high-yield corporate debt securities (sometimes called "junk bonds"), including all types of high-yield domestic and foreign corporate debt securities that are rated below investment grade by Moody's or S&P or that are unrated but that are considered by MacKay Shields, the Fund's Subadvisor, to be of comparable quality. The Fund will take long positions that MacKay Shields believes offer the potential for attractive returns. For long positions, MacKay Shields will seek to identify companies that are considered to have a high probability of outperforming the Merrill Lynch U.S. High Yield Master II Constrained Index (the "Index") over the market cycle. The Fund will sell short securities that it believes will under perform the Index.

The Fund will generally hold long positions, either directly or through derivatives, equal to approximately 130% of the Fund's net assets and short positions, either directly or through derivatives, equal to approximately 30% of the Fund's net assets. However, the long and short positions held by the Fund may vary over time as market opportunities develop. Under normal market conditions, the Fund's long positions may range from 120% to 140% and its short positions may range from 20% to 40%.

The Fund may use derivatives, such as swaps (including credit default swaps), to establish long and short bond positions without owning or taking physical custody of securities. In a typical swap transaction, two parties agree to exchange the returns (or differentials in rates of returns) earned or realized on particular investments or instruments during the period of the swap. The payments may be adjusted for transaction costs, interest payments, the amount of dividends paid on the investment or instrument or other factors.

Recent market events have had an impact on one of the Fund's trading counterparties, Lehman Brothers International (Europe). As a result, the Fund is unable to transact with Lehman Brothers International (Europe) and is temporarily unable to sell securities pledged as collateral to this counterparty. This may have a temporary and limiting impact on the Fund's ability to fully implement its investment strategy.

MAINSTAY 130/30 INTERNATIONAL FUND

The MainStay 130/30 International Fund seeks to achieve its investment objective by investing primarily in equity securities of foreign companies with attractive valuations and strong momentum characteristics. The Fund may invest in equity securities of companies that trade in emerging or developing markets, as determined by the Subadvisor, with significant investments in at least three countries outside of the United States.

For long positions, the Subadvisor will seek to identify companies that are considered to have a high probability of providing a total return greater than the Morgan Stanley Capital International Europe, Australasia and Far East Index. The Subadvisor will sell short securities that it believes are likely to under perform. The Fund will generally hold long positions equal to 130% of the Fund's equity assets and short positions equal to 30% of the Fund's equity assets. However, the long and short positions held by the Fund may vary over time, as market opportunities develop. Under normal market conditions, the Fund's long positions may range from 120% to 140% and its short positions may range from 20% to 40%.

The Fund may invest in ADRs.

MAINSTAY ASSET ALLOCATION FUNDS AND MAINSTAY RETIREMENT FUNDS

The "MainStay Asset Allocation Funds," consisting of the MainStay Conservative Allocation Fund, MainStay Moderate Allocation Fund, MainStay Moderate Growth Allocation Fund, and MainStay Growth Allocation Fund, along with the "Mainstay Retirement Funds," consisting of the MainStay Retirement 2010 Fund, MainStay Retirement 2020 Fund, MainStay Retirement 2030 Fund, MainStay Retirement 2040 Fund, and MainStay Retirement 2050 Fund (collectively referred to as the "MainStay Funds of Funds") are each considered a "fund of funds," meaning that each seeks to achieve its investment objective by investing primarily in certain series of Eclipse Funds Inc., Eclipse Trust, The MainStay Funds, ICAP Funds, Inc. and, with respect to the MainStay Retirement Funds, certain unaffiliated investment companies. The series in which the MainStay Funds of Funds invest may be referred to in this SAI as the "Underlying Funds." Most of the Underlying Funds currently are advised by New York Life Investments and considered to be an "affiliate" of and within the same "group of investment companies" as the MainStay Funds of Funds. With respect to certain Underlying Funds, the Manager has retained the services of one or more subadvisors (each a "Subadvisor") to manage the MainStay Funds of Funds and the portfolios of those Underlying Funds. The Underlying Funds in which the MainStay Funds of Funds may invest, as set forth in the Funds' prospectus, are described in this SAI. The Subadvisor may change the Underlying Funds from time to time without prior approval from shareholders. The MainStay Asset Allocation Funds do not currently invest in Underlying Funds that are not "affiliates" of or within the same "group of investment companies" as the Funds, but reserve the right to do so without prior notice to shareholders. The MainStay Retirement Funds will normally invest in affiliated Underlying Funds, and may also invest in unaffiliated Underlying Funds in order to gain exposure to asset classes not currently offered by the MainStay Group of Funds.

By investing in the Underlying Funds, the MainStay Funds of Funds may have an indirect investment interest in some or all of the securities and instruments described in the section below entitled "Investment Practices, Instruments and Risks Common to Multiple Funds," depending upon how their assets are allocated among the Underlying Funds. The MainStay Funds of Funds may also have an indirect investment interest in other securities and instruments utilized by the Underlying Funds. These securities and instruments are described in the Underlying Funds' current Prospectuses and SAI, which for the affiliated Underlying Funds are available upon request, free of charge, by calling MainStay Investments toll-free at 800-MAINSTAY (624-6782) or on the internet at mainstayinvestments.com.

The MainStay Funds of Funds, in addition to investing primarily in Underlying Funds, may invest directly in certain liquid securities, such as the following: bank obligations, commercial paper, exchange traded funds, firm or standby commitments, lending of portfolio securities, repurchase agreements, restricted 144A and 4(2) securities, and reverse repurchase agreements. These securities are described later in this section. In general, this SAI addresses many of the investment techniques and instruments used by Underlying Funds, although the MainStay Funds of Funds may also be subject to additional risks associated with other securities, instruments and techniques utilized by the Underlying Funds that are not described below.

The Underlying Funds may engage in investment practices, or invest in instruments to the extent permitted in the Prospectus and SAI through which they are offered. Unless otherwise stated in the applicable Prospectus, investment techniques are discretionary. That means the Manager or Subadvisor of an Underlying Fund may elect in its sole discretion to employ or not employ the various techniques. Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible, or effective for their intended purposes in all markets. Certain practices, techniques, or instruments may not be principal activities of a Fund but, to the extent employed, could from time to time have a material impact on that Fund's performance. Investors should not assume that any particular discretionary investment technique will ever be employed, or if employed, that it will be employed at all times.

MAINSTAY CASH RESERVES FUND

The Fund may invest its assets in U.S. dollar-denominated securities of U.S. or foreign issuers and in securities of foreign branches of U.S. banks, such as negotiable certificates of deposit (Eurodollars). Since the Fund's portfolio may contain such securities, an investment therein involves investment risks that are different in some respects from an investment in a fund that invests only in debt obligations of U.S. domestic issuers. Such risks may include future political and economic developments, the possible imposition of foreign withholding taxes on interest income payable on the securities held in the portfolio, possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely affect the payment of the principal of and interest on securities in the portfolio.

All of the assets of the Fund generally will be invested in obligations which mature in 397 days or less and substantially all of these investments will be held to maturity; however, securities collateralizing repurchase agreements may have maturities in excess of 397 days. The Fund will, to the extent feasible, make portfolio investments primarily in anticipation of, or in response to, changing economic and money market conditions and trends. The dollar-weighted average maturity of the Fund's portfolio may not exceed 90 days.

Consistent with the provisions of Rule 2a-7 under the 1940 Act, the Fund invests in U.S. dollar denominated money market instruments that present minimal credit risk. The Manager shall determine whether a security presents minimal credit risk under procedures adopted by the Fund's Board. In the event that an instrument acquired by the Fund is downgraded or otherwise ceases to be of the quality that is eligible for the Fund, the Manager, under procedures approved by the Board, shall promptly reassess whether such security presents minimal credit risk and shall recommend to the Valuation Committee of the Board that the Fund take such actions it determines are in the best interest of the Fund and its shareholders. The Valuation Committee, after consideration of the recommendation of the Manager and such other information as it deems appropriate, shall cause the Fund to take such action as it deems appropriate, and shall report promptly to the Board the actions taken by the Fund and the reasons for such actions. With respect to 5% of its total assets, measured at the time of investment, the Fund may also invest in money market instruments that are in the second-highest rating category for short-term debt obligations. The Fund may not invest more than 5% of its total assets, measured at the time of investment, in securities of any one issuer that are in the highest rating category, except that the Fund may exceed this 5% limitation with respect to 25% of its total assets for up to three business days after the purchase of "First Tier" securities of any one issuer and except that this limitation shall not apply to U.S. government securities or securities subject to certain guarantee obligations.

The Fund may hold cash for the purpose of stabilizing its NAV per share. Holdings of cash, on which no return is earned, would tend to lower the yield on the Fund's shares.

The Fund may also, consistent with the provisions of Rule 2a-7, invest in securities with a face maturity of more than 397 days, provided that the security is a variable or floating rate security that meets the guidelines of Rule 2a-7 with respect to maturity.

MAINSTAY FLOATING RATE FUND

The MainStay Floating Rate Fund normally invests at least 80% of its assets in a portfolio of floating rate loans and other floating rate debt securities ("Floating Rate Loans"). Floating Rate Loans are typically the most senior source of capital in a borrower's capital structure and have certain of the borrower's assets pledged as collateral. For additional information on these investments, see the section entitled "Floating Rate Loans." The Fund may invest up to 25% of its total assets in foreign securities.

The Fund may also invest in common stocks, obligations issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or by any of the states, cash equivalents, or cash.

MAINSTAY GROWTH EQUITY FUND

In selecting stocks for the Fund, the Subadvisor uses several models that attempt to select securities with improving earnings growth characteristics from among the largest publicly traded U.S. large- and mid-capitalization growth stocks within the Russell 1000® Growth Index. Each model uses as inputs the following: market analysts, price momentum, free cash flow yield, and a valuation factor, such as price revenues. Each model's return forecast is combined to create a single return forecast for each company in the investment universe. This methodology permits the Subadvisor to evaluate companies compared both to their competitors and to companies in other industries.

The Subadvisor also employs a sell discipline pursuant to which it will typically consider selling a position in a company:

  If the company's short-term relative performance deteriorates significantly;

  If the company falls below the median in the Subadvisor's quantitative universe; or

  If the Subadvisor engages in periodic rebalancing of the Fund.

Typically, the Subadvisor intends to invest substantially all of the Fund's investable assets in domestic securities; however, the Fund is permitted to invest up to 20% of its net assets in foreign securities (those issued by companies organized outside the U.S. and traded in markets outside the U.S.).

MAINSTAY INDEXEDBOND FUND

The MainStay IndexedBond Fund invests primarily in a representative sampleof securitieswith characteristicssimilar to securitiesin theFund'sprimarybenchmarkindex.Bondsareselectedforinclusionin theFund'sportfoliobasedoncredit quality,sector,maturity,coupon,currentyield,yield to maturity,duration,andconvexity. TheManagerbelievestheindexing approachisaneffectivemethod of simulating percentage changes in the Fund's benchmark index. It is a reasonable expectation that there will be a close correlation between the Fund's performance and that of the Index in both rising and falling markets.

The Fundmayinvestupto20%of totalassetsinoptions and futurescontractsto maintaincashreserveswhilebeingfully invested,tofacilitate trading or to reduce transaction costs.

The Manager may effectcertainportfoliotransactions involvingwhen-issued,delayeddeliveryandothertypesofsecuritiesthatmayhavethe effectofincreasingnominalportfolioturnover of the Fund.

MAINSTAY INTERMEDIATETERM BOND FUND

Inadditionto the investmentsdiscussedin the Prospectus,the MainStay IntermediateTermBondFundmayinvest up to 20% of totalassetsin securitiesdenominatedinforeigncurrencies.Totheextentpossible, theFund will attempttoprotect theseinvestmentsagainstrisksstemmingfromdifferencesin foreignexchangerates.

The Fund may enterintoforeigncurrencyexchangetransactionsusingcurrencies,options, futures or options onfutures,or forward contracts to protectagainstforeignexchangerisksinvolving securitiestheFundowns or plans to own.

The Fund may alsoinvestininterestrateand bondindexfuturescontracts, optionsonthesecontracts,andoptionsondebt securities.

The Subadvisor will alter the average maturity of the portfolio in accordance with its research and other methods.

MAINSTAY S&P500INDEX FUND

In addition to the investments discussed in the Prospectus, the MainStay S&P500®Index Fund may invest up to 20% of total assets in optionsandfuturescontractstomaintaincashreserveswhilebeingfully invested, to facilitate trading or to reduce transaction costs. The Fund mayalsoinvest up to 10% ofitstotalassetsin indexswapagreements.

The weightingsofstocksintheS&P500®Indexarebasedon eachstock's relativetotalmarket capitalization (the stock's market price per share times the number of shares outstanding). The Subadvisor seeks to provideinvestmentresultsthatmirrorthe performanceoftheIndex.The Subadvisor attempts to achieve this objective by investing in the stocks in the Index in the same proportion as their representation in the Index.

It is a reasonable expectation that there will be a close correlation between the Fund's performance and that of the Index in both rising and falling markets. The Fund'scorrelation, however, may beaffectedby, among other things, transaction costs, changes in eitherthecomposition of the Index or number of shares outstanding for the components of the Index, and thetiming and amountofshareholder redemptions, if any.

Special Considerations for the S&P 500 Index Fund. "Standard & Poor's," "S&P 500®," "S&P®," "Standard & Poor's 500®" and "S&P 500® Index" are trademarks of The McGraw-HillCompanies,Inc.("S&P") and have been licensed for use by an affiliate of New York Life Investments, the Fund'sManager.S&Pdoes not sponsor, endorse, sell or promote the Fundorrepresenttheadvisability ofinvestinginthe Fund.

The MainStay S&P 500 Index Fund is not sponsored, endorsed, sold or promoted by S&P. S&P makes no representation or warranty, express or implied, to the owners of the MainStay S&P 500 Index Fund, or any member of the public regarding the advisability of investing in securities generally or in the MainStay S&P 500 Index Fund particularly, or the ability of the S&P 500® Index, to track general stock market performance. S&P's only relationship to New York Life Investments is the licensing of certain trademarks and trade names of S&P and of the S&P 500® Index which are determined, composed and calculated by S&P without regard to New York Life Investments or the MainStay S&P 500 Index Fund. S&P has no obligation to take the needs of New York Life Investments or the shareholders of the MainStay S&P 500 Index Fund into consideration in determining, composing or calculating the S&P 500® Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the MainStay S&P 500 Index Fund or the timing of the issuance or sale of the MainStay S&P 500 Index Fund, or in the determination or calculation of the equation by which the MainStay S&P 500 Index Fund are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the MainStay S&P 500 Index Fund.

S&P does not guarantee the accuracy and/or the completeness of the S&P 500® Index or any data included therein, and S&P shall have no liability for any errors, omissions, or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by New York Life Investments, the shareholders of the MainStay S&P 500 Index Fund, or any other person or entity from the use of any S&P® Index or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500® Index any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

The inclusion of a security in an index in no way implies an opinion by S&P as to the attractiveness of that security as an investment.

In managing the MainStay S&P 500 Index Fund, the Manager seeks to provide investment results which mirror the performance of the S&P 500® Index. The Manager attempts to achieve this objective by investing in all stocks in the S&P 500® Index in the same proportion as their representation in the Index. It is a reasonable expectation that there will be a close correlation between the MainStay S&P 500 Index Fund's performance and that of the S&P 500® Index in both rising and falling markets. The correlation between the performance of the MainStay S&P 500 Index Fund and the Index is expected to be at least 0.95. A correlation o 1.00 would indicate perfect correlation, which would be achieved when the MainStay S&P 500 Index Fund's NAV, including the value of its dividend and capital gains distributions, increases or decreases in exact proportion to changes in the S&P 500® Index. The MainStay S&P 500 Index Fund's correlation, however, may be affected by, among other things, transaction costs, changes in either the composition of the Index or number of shares outstanding for the components of the S&P 500® Index, and the timing and amount of shareholder redemptions, if any.

MAINSTAY SHORT TERM BOND FUND

The MainStay Short Term Bond Fund may invest in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities; mortgage-related and other asset-backed securities; certificates of deposits, time deposits and bankers' acceptances issued by domestic or foreign banks or savings and loan associations ("S&Ls") and denominated in U.S. dollars or foreign currencies.

The Fund may also invest in domestic and foreign corporate debt securities, municipal bonds, zero coupon bonds and variable or floating rate securities rated Baa3 or better by Moody's or BBB- or better by S&P when purchased; or, if unrated, determined by the Subadvisor to be of comparable quality.

The Fund may invest up to 20% of total assets in securities denominated in foreign currencies, but does not currently contemplate doing so. To the extent possible, the Subadvisor will attempt to protect against risks stemming from differences in foreign exchange rates. The Fund may invest in foreign currency exchange transactions using currencies, options, futures or options on futures, or forward contracts to protect against foreign currency exchange risks involving securities the Fund owns or plans to own. See "Risk Management Techniques" and related sections in this SAI.

The Fund may invest in interest rate and bond index futures contracts and options on these contracts; and options on debt securities and in U.S. dollar- or foreign currency-denominated obligations of foreign governments or their subdivisions, agencies or instrumentalities, international agencies or supranational entities.

In seeking to achieve capital appreciation, as an integral component of total return, the Fund may use, among other research methods, historical yield spread analysis, economic analysis, fundamental credit analysis and technical (supply/demand) analysis.

The Fund may, to the extent permitted by law, invest in leveraged inverse floating rate debt instruments ("inverse floaters"). Certain inverse floaters may be deemed to be illiquid securities for purposes of the Fund's limitation on investments in such securities.

FUNDAMENTAL INVESTMENT RESTRICTIONS

The investment restrictions for each of the Funds as set forth below are fundamental policies of each Fund; i.e., they may not be changed with respect to a Fund without shareholder approval. Inthe context of changes to a fundamental policy, shareholder approval means approval by the lesser of (1) more than 50% of the outstanding voting securities of the Fund, or (2) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy. Except for those investment policies specifically identified as fundamental in the Prospectuses and this SAI, the Funds' investment objectives as described in the Prospectuses, and all other investment policies and practices described in the Prospectuses and this SAI are non-fundamental and may be changed by the Board without the approval of shareholders.

Unless otherwise indicated, all of the percentage limitations below and the investment restrictions recited in the Prospectuses apply to each Fund on an individual basis, and apply only at the time a transaction is entered into,exceptthatany borrowing byaFundthatexceedsapplicablelimitationsmustbereducedtomeetsuchlimitationswithin theperiodrequiredbythe 1940 Act. Therefore, a change in the percentage that results from a relative change in values or from a change in a Fund's net assets will not be considered a violation of the Fund's policies or restrictions. "Value" for the purposes of all investment restrictions shall mean the value used in determining a Fund's NAV.

For purposes of applying each Fund's policies with respect to being a "diversified company" or investing in the securities of any one issuer, an issuer will be deemed to be the sole issuer of a security if its assets and revenues alone back the security. However, if a security also is backed by the enforceable obligation of a superior or unrelated governmental entity or company, such entity or company also will be considered an issuer of the security.

If a security is separately guaranteed, either by a governmental entity or other facility (such as a bank guarantee or a letter of credit), such a guarantee will be considered a separate security issued by the guarantor. However, traditional bond insurance on a security will not be treated as a separate security, and the insurer will not be treated as a separate issuer. Therefore, these restrictions do not limit the percentage of a Fund's assets that may be invested in securities insured by a single bond insurer.

MAINSTAY TRUST

The investment restrictions applicable to the MainStay Trust apply to each of the following Funds, except as noted below:

MainStay Common Stock Fund MainStay Convertible Fund MainStay Diversified Income Fund MainStay Global High Income Fund MainStay Government Fund MainStay High Yield Corporate Bond Fund MainStay Income Builder Fund	MainStay International Equity Fund MainStay Large Cap Growth Fund MainStay MAP Fund MainStay Money Market Fund MainStay Principal Preservation Fund MainStay Tax Free Bond Fund

Each Fund:

  except MainStay Global High Income Fund, shall be a "diversified company" as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time. MainStay Global High Income Fund is a "non-diversified company" as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

  may borrow money to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.

  may not "concentrate" its investments in a particular industry or group of industries, except as permitted under the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time, provided that, without limiting the generality of the foregoing, this limitation will not apply to a Fund's investments in: (i) securities of other investment companies; (ii) securities issued or guaranteed as to principal and/or interest by the U.S. government, its agencies or instrumentalities; (iii) with respect only to the MainStay Money Market Fund and the MainStay Principal Preservation Fund, instruments issued by domestic branches of U.S. banks (including U.S. branches of foreign banks subject to regulation under U.S. laws applicable to domestic banks and, to the extent that its parent is unconditionally liable for the obligation, foreign branches of U.S. banks) or (iv) repurchase agreements (collateralized by the instruments described in Clause (ii) or, with respect to the MainStay Money Market Fund and MainStay Principal Preservation Fund, Clause (iii)).For the purposes of this fundamental investment restriction, each Fund may use the industry classifications provided by Bloomberg, L.P., the MSCI/Standard& Poor's Global Industry Classification Standard ("GICS") or any other reasonable industry classification system. Wholly-owned finance companies will be considered to be in the industries of their parents (or affiliated entity) if their activities are primarily related to financing the activities of the parents (or affiliated entity). Utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.

  may purchase or sell real estate or any interest therein to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.

  may not purchase physical commodities or contracts relating to physical commodities, except as permitted under the 1940 Act and other applicable laws, rules and regulations, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.

  may make loans to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.

  may act as an underwriter of securities within the meaning of the SecuritiesActof 1933, as amended ("1933 Act"), to the extent permitted under the 1933 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.

  may issue senior securities, to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The following fundamental investment restrictions are applicable to the MainStay Tax Free Bond Fund only. The MainStay Tax Free Bond Fund must:

  invest at least 80% of the Fund's net assets in securities the interest on which is exempt from regular federal income tax, including the federal alternative minimum tax, except that the Fund may temporarily invest more than 20% of its net assets in securities the interest income on which may be subject to regular federal income tax.

  invest at least 80% of the value of its assets in investments the income from which is exempt from federal income tax.

ECLIPSE TRUST

The investment restrictions applicable to Eclipse Trust apply to each of the following Funds:

MainStay Balanced Fund	MainStay U.S. Small Cap Fund[1]
1	Effective October 30, 2009, the MainStay Small Company Value Fund changed its name to MainStay U.S. Small Cap Fund.

Each of Eclipse Trust's Funds may not:

  issue senior securities, except insofar as the Fund may be deemed to have issued a senior security in connection with any permitted borrowing;

  borrow money except for (i) the short term credits from banks referred to in paragraph 9 below and (ii) borrowings from banks for temporary or emergency purposes, including the meeting of redemption requests which might require the unexpected disposition of securities. Borrowing in the aggregate may not exceed 15%, and borrowing for purposes other than meeting redemptions may not exceed 5%, of the value of the Fund's total assets (including the amount borrowed) at the time the borrowing is made. Outstanding borrowings will be repaid before any subsequent investments are made;

  act as an underwriter of securities of other issuers, except that the Fund may acquire restricted or not readily marketable securities under circumstances where, if such securities were sold, the Fund might be deemed to be an underwriter for purposes of the 1933 Act. The Fund will not, however, invest more than 15% of the value of its net assets in illiquid securities, restricted securities and not readily marketable securities and repurchase agreements of more than seven days' duration;

  purchase the securities of any one issuer, other than the U.S. government or any of its agencies or instrumentalities if, immediately after such purchase, more than 5% of the value of its total assets would be invested in such issuer or the Fund would own more than 10% of the outstanding voting securities of such issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to such 5% and 10% limitations;

  invest more than 25% of the value of its total assets in any one industry.For the purposes of this fundamental investment restriction, each Fund may use the industry classifications provided by Bloomberg, L.P., the Morgan Stanley Capital International/Standard & Poor's GICS or any other reasonable industry classification system. Wholly-owned finance companies will be considered to be in the industries of their parents (or affiliated entity) if their activities are primarily related to financing the activities of the parents (or affiliated entity). Utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.

  purchase or otherwise acquire interests in real estate or real estate mortgage loans, or interests in oil, gas or other mineral exploration or development programs, except that the MainStay Balanced Fund may acquire mortgage-backed securities;

  purchase or acquire commodities or commodity contracts;

  make loans of its assets to any person, except for the lending of portfolio securities, the purchase of debt securities and the entering into of repurchase agreements as discussed herein;

  purchase securities on margin, but it may obtain such short-term credits from banks as may be necessary for the clearance of purchases and sales of securities;

  mortgage, pledge or hypothecate any of its assets, except as may be necessary in connection with permissible borrowings mentioned in paragraph 2 above;

  purchase the securities of any other investment company (other than certain issuers of mortgage-backed and asset-backed securities), except by purchase in the open market where no commission or profit to a sponsor or dealer (other than the customary broker's commission) results from such purchase, and except when such purchase is part of a merger, consolidation or acquisition of assets;

  sell securities short or invest in puts, calls, straddles, spreads or combinations thereof;

  participate on a joint, or a joint and several, basis in any securities trading account; or

  invest in companies for the purpose of exercising control.

ECLIPSE FUNDS INC.

The investment restrictions applicable to Eclipse Funds Inc. apply to each of the following Funds, except as noted below:

MainStay 130/30 Core Fund MainStay 130/30 Growth Fund MainStay 130/30 High Yield Fund MainStay 130/30 International Fund MainStay Cash Reserves Fund MainStay Conservative Allocation Fund MainStay Epoch U.S. All Cap Fund[1] MainStay Floating Rate Fund MainStay Growth Allocation Fund MainStay Growth Equity Fund	MainStay Indexed Bond Fund MainStay Intermediate Term Bond Fund MainStay Moderate Allocation Fund MainStay Moderate Growth Allocation Fund MainStay Retirement 2010 Fund MainStay Retirement 2020 Fund MainStay Retirement 2030 Fund MainStay Retirement 2040 Fund MainStay Retirement 2050 Fund MainStay S&P 500 Index Fund MainStay Short Term Bond Fund
1	Effective October 16, 2009, the MainStay All Cap Growth Fund changed its name to MainStay Epoch U.S. All Cap Fund.

Each of Eclipse Funds Inc.'s Funds, with the exception of the MainStay 130/30 Funds and MainStay Retirement Funds, may not:

  invest in a security if, as a result of such investment, 25% or more of its total assets would be invested in the securities of issuers in any particular industry, except that this restriction does not apply to securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (or repurchase agreements with respect thereto) and at such time that the 1940 Act is amended to permit a registered investment company to elect to be "periodically industry concentrated," (i.e., a fund that does not concentrate its investments in a particular industry would be permitted, but not required, to invest 25% or more of its assets in a particular industry) the Funds elect to be so classified and the foregoing limitation shall no longer apply with respect to the Funds;For the purposes of this fundamental investment restriction, each Fund may use the industry classifications provided by Bloomberg, L.P., the MSCI/Standard& Poor's GICS or any other reasonable industry classification system. Wholly-owned finance companies will be considered to be in the industries of their parents (or affiliated entity) if their activities are primarily related to financing the activities of the parents (or affiliated entity). Utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.

  invest in a security if, with respect to 75% of its total assets, more than 5% of its total assets would be invested in the securities of any one issuer, except that this restriction does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities;

  invest in a security if, with respect to 75% of its total assets, it would hold more than 10% of the outstanding voting securities of any one issuer, except that this restriction does not apply to U.S. government securities;

  borrow money or issue senior securities, except that a Fund may (i) borrow from banks or enter into reverse repurchase agreements, but only if immediately after each borrowing there is asset coverage of 300%, and (ii) issue senior securities to the extent permitted under the 1940 Act;

  lend any funds or other assets, except that a Fund may, consistent with its investment objectives and policies: (i) invest in debt obligations including bonds, debentures or other debt securities, bankers' acceptances and commercial paper, even though the purchase of such obligations may be deemed to be the making of loans; (ii) enter into repurchase agreements; and (iii) lend its portfolio securities in accordance with applicable guidelines established by the Securities and Exchange Commission ("SEC") and any guidelines established by the Board of Directors;

  purchase or sell real estate (although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein);

  purchase or sell commodities or commodities contracts, except that, subject to restrictions described in the Prospectuses and in this SAI, (i) a Fund may enter into futures contracts on securities, currencies or on indexes of such securities or currencies, or any other financial instruments and options on such futures contracts; (ii) a Fund may enter into spot or forward foreign currency contracts and foreign currency options; and

  act as an underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the 1933 Act;

Each of the MainStay 130/30 Core Fund, MainStay 130/30 Growth Fund, MainStay 130/30 International Fund, MainStay 130/30 High Yield Fund, MainStay Retirement 2010 Fund, MainStay Retirement 2020 Fund, MainStay Retirement 2030 Fund, MainStay Retirement 2040 Fund, and MainStay Retirement 2050 Fund:

  shall be a "diversified company," as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time;

  may borrow money, to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time;

  may not "concentrate" its investments in a particular industry or group of industries, except as permitted under the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time, provided that, without limiting the generality of the foregoing, this limitation will not apply to a Fund's investments in: (i) securities of other investment companies; (ii) securities issued or guaranteed as to principal and/or interest by the U.S. government, its agencies or instrumentalities; or (iii) repurchase agreements (collateralized by the instruments described in Clause (ii).For the purposes of this fundamental investment restriction, each Fund may use the industry classifications provided by Bloomberg, L.P., the MSCI/Standard& Poor's GICS or any other reasonable industry classification system. Wholly-owned finance companies will be considered to be in the industries of their parents (or affiliated entity) if their activities are primarily related to financing the activities of the parents (or affiliated entity). Utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.

  may purchase or sell real estate or any interest therein to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time;

  may not purchase physical commodities or contracts relating to physical commodities, except as permitted under the 1940 Act and other applicable laws, rules and regulations, as such may be interpreted or modified by regulatory authorities having jurisdiction, form time to time;

  may make loans to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time;

  may act as an underwriter of securities within the meaning of the 1933 Act, to the extent permitted under the 1933 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time; and

  may issue senior securities, to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

In addition to each Fund's fundamental investment restrictions, the Board Members have voluntarily adopted certain policies and restrictions, set forth below, that are observed in the conduct of the affairs of the Funds. These represent intentions of the Board Members based upon current circumstances. They differ from fundamental investment policies in that the following additional investment restrictions may be changed or amended by action of the Board Members without requiring prior notice to or approval of shareholders.

Unless otherwise indicated, all percentage limitations apply to each Fund on an individual basis, and apply only at the time a transaction is entered into. Accordingly, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in the percentage which results from a relative change in values or from a change in a Fund's net assets will not be considered a violation. With respect to investment in illiquid securities, a Fund will consider taking measures to reduce the holdings of illiquid securities if they exceed the percentage limitation as a result of changes in the values of the securities as if liquid securities have become illiquid.

MAINSTAY TRUST

Under these non-fundamental restrictions, each of the MainStay Trust's Funds may not:

  acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act.

In addition, the following non-fundamental investment restrictions apply:

  The MainStay Convertible Fund may not invest more than 5% of its total assets in securities that are rated less than B by Moody's or S&P; or are unrated but judged by the Subadvisor to be of comparable quality.

  The MainStay IncomeBuilder Fund may not invest more than 20% of its debt securities in securities rated lower than Baa by Moody's or lower than BBB- by S&P, or, if unrated, judged by the Subadvisor to be of comparable quality.

  The MainStay High Yield Corporate Bond Fund may not invest more than 20% of its net assets in securities rated lower than B by Moody's or S&P.

  The MainStay Government Fund and MainStay Tax Free Bond Fund may not invest in foreign securities.

  The MainStay Government Fund, MainStay Money Market Fund and MainStay Tax Free Bond Fund may not invest in foreign currencies.

  The MainStay MAP Fund may not invest in non-government mortgage pass-through securities.

  The MainStay Government Fund, MainStay MAP Fund, MainStay Money Market Fund and MainStay Tax Free Bond Fund may not purchase or write options on foreign currencies.

  The MainStay Common Stock Fund, MainStay Large Cap Growth Fund, MainStay MAP Fund, MainStay Money Market Fundand MainStay Principal Preservation Fund, may not purchase or sell futures contracts on debt securities or indices of debt securities.

  The MainStay Government Fund, MainStay Money Market Fund, and MainStay Tax Free Bond Fund may not purchase or sell foreign currency futures.

  The MainStay Government Fund, MainStay MAP Fund, MainStay Money Market Fund, and MainStay Principal Preservation Fund may not enter into interest rate, index or currency exchange rate swap agreements.

  The MainStay Government Fund, MainStay Money Market Fund and MainStay Tax Free Bond Fund may not invest in convertible securities.

  The MainStay International Equity Fund, MainStay MAP Fund and MainStay Tax Free Bond Fund may not simultaneously purchase and sell a security in different markets to take advantage of price differences in the different markets.

  The MainStay Money Market Fund and MainStay Principal Preservation Fund may only invest in mortgage-backed and asset-backed securities that meet the requirements of Rule 2a-7 under the 1940 Act.

  The MainStay Money Market Fund and MainStay Principal Preservation Fund may not invest in leveraged inverse floating rate debt instruments.

ECLIPSE TRUST

Under these non-fundamental restrictions, each of Eclipse Trust's Funds may not:

  acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act;

  purchase any warrant if, as a result of such purchase, 5% or more of such Fund's total assets would be invested in warrants. Included in that amount, but not to exceed 2% of the value of such Fund's total assets, may be warrants that are not listed on the New York or American Stock Exchanges;

  invest in collateralized mortgage obligation residuals in excess of 5% of their net assets.

Inaddition:

  The MainStay Balanced Fund may invest only up to 20% of its total assets in foreign government securities of issuers in countries considered stable by the Manager and Subadvisor and in securities of supranational entities.

ECLIPSE FUNDS INC.

Under these non-fundamental restrictions, each of Eclipse Funds Inc.'s Funds, except the MainStay Asset Allocation Funds and the MainStay Retirement Funds, may not:

  acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act.

In addition, the following non-fundamental investment restrictions apply:

  The MainStay S&P 500 Index Fund may invest in foreign securities to the extent such securities are included in the securities that comprise the S&P 500® Index.

  The MainStay Cash Reserves Fund may not invest in foreign securities denominated in foreign currencies.

  The MainStay Cash Reserves Fund may only invest in mortgage-backed and asset-backed securities that meet the requirements of Rule 2a-7 under the 1940 Act.

  The MainStay Intermediate Term Bond Fund may invest up to 20% of its total assets in debt securities, including short-term debt instruments, which are rated below investment grade (i.e., below BBB- by S&P andbelow Baa3 by Moody's) or, if not rated, determined to be of equivalent quality by the Manager or Subadvisor.

  The MainStay Indexed Bond Fundand the MainStay S&P 500 Index Fund may enter into swap agreements only to the extent that obligations under such agreements represent not more that 10% of the Fund's total assets.

  Each of the Funds, except MainStay Growth Equity Fund, limits its investment in collateralized mortgage obligation residuals to less than 5% of its net assets.

For a brief summary of the extent to which the 1940 Act permits a Fund to issue senior securities, please refer to the disclosure under the heading "Borrowing" in this SAI. For a brief summary of the applicable guidelines pursuant to which a Fund may lend its funds and assets, please refer to the disclosure under the heading "Lending of Portfolio Securities" in this SAI.

NON-FUNDAMENTAL INVESTMENT POLICIES RELATED TO FUND NAMES

Certain of the Funds have names that suggest that a Fund will focus on a type of investment, within the meaning of Rule 35d-1 of the 1940 Act. The MainStay Group of Funds has adopted a non-fundamental policy for each of these Funds to invest at least 80% of the value of its assets (net assets plus the amount of any borrowing for investment purposes) in the particular type of investments suggested by its name. Furthermore, with respect to each of these Funds, the MainStay Group of Funds has adopted a policy to provide a Fund's shareholders with at least 60 days prior notice of any change in the policy of a Fund to invest at least 80% of its assets in the manner described below. The affected Funds and their corresponding 80% policies are as set forth in the table below:

FUND	NON-FUNDAMENTAL INVESTMENT POLICY
MAINSTAY TRUST
MainStay Common Stock Fund	To invest, under normal circumstances, at least 80% of its assets in common stocks.
MainStay Convertible Fund	To invest, under normal circumstances, at least 80% of its assets in convertible securities.
MainStay Government Fund	To invest, under normal circumstances, at least 80% of its assets in U.S. government securities.
MainStay High Yield Corporate Bond Fund	To invest, under normal circumstances, at least 80% of its assets in high-yield corporate debt securities.
MainStay International Equity Fund	To invest, under normal circumstances, at least 80% of its assets in equity securities.
MainStay Large Cap Growth Fund	To invest, under normal circumstances, at least 80% of its net assets plus borrowings, in large capitalization companies.
MainStay Tax Free Bond Fund	To invest, under normal circumstances, at least 80% of its assets in municipal bonds.
ECLIPSE TRUST
MainStay U.S. Small Cap Fund	To invest, under normal circumstances, at least 80% of its assets in securities of small-capitalization companies, as defined in the current prospectus of the Fund.
ECLIPSE FUNDS INC.
MainStay Floating Rate Fund	To invest, under normal circumstances, at least 80% of its assets in floating rate loans.
MainStay Growth Equity Fund	To invest, under normal circumstances, at least 80% of its assets equity securities.
MainStay Intermediate Term Bond Fund	To invest, under normal circumstances, at least 80% of its assets in debt securities.
MainStay Indexed Bond Fund	To invest, under normal circumstances, at least 80% of its net assets in debt securities connoted by the designated index.
MainStay S&P 500 Index Fund	To invest, under normal circumstances, at least 80% of its net assets in stocks connoted by the S&P 500® Index.
MainStay Short Term Bond Fund	To invest, under normal circumstances, at least 80% of its assets in debt securities.
MainStay 130/30 High Yield Fund	To invest, under normal circumstances, at least 80% of its assets in high-yield corporate debt securities (sometimes called "junk bonds"), including all types of high-yield domestic and foreign corporate debt securities that are rated below investment grade by Moody's or S&P or that are unrated but that are considered by MacKay Shields, the Fund's Subadvisor, to be of comparable quality.

INVESTMENT PRACTICES, INSTRUMENTS AND RISKS COMMON TO MULTIPLE FUNDS

Subject to the limitations set forth herein and in the Prospectuses, the Subadvisors may, in their discretion, at any time, employ any of the following practices, techniques or instruments for the Funds. Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible, or effective for their intended purposes in all markets. Certain practices, techniques, or instruments may not be principal activities of the Funds but, to the extent employed, could from time to time have a material impact on the Funds' performance.

Unless otherwise indicated above, the Funds, excluding the MainStay Funds of Funds, may engage in the following investment practices or techniques, subject to the specific limits described in the Prospectuses or elsewhere in this SAI. Appropriate investments for the MainStay Funds of Funds are noted. Unless otherwise stated in the Prospectuses, investment techniques are discretionary,which means that the Manager or Subadvisors may elect to engage or not engage in the various techniques at their sole discretion. Investors should not assume that any particular discretionary investment technique or strategy will be employed at all times, or ever employed. With respect to some of the investment practices and techniques, Funds that are most likely to engage in a particular investment practice or technique are indicated in the relevant descriptions as Funds that may engage in such practices or techniques.

None of the Funds alone constitutes a complete investment program.

The loss of money is a risk of investing in the Funds. None of the Funds, neither individually nor collectively, is intended to constitute a balanced or complete investment program and the NAV per share of each Fund will fluctuate based on the value of the securities held by each Fund. Each of the Funds is subject to the general risks and considerations associated with investing in mutual funds generally as well as additional risks and restrictions discussed herein.

Special Note Regarding Recent Market Events

Eventsin the financial sector over the past several years have resulted in reduced liquidity in the credit and fixed income markets and an unusually high degree of volatility in the financial markets, both domestically and internationally.While entire markets have been impacted, issuers that have exposure to the real estate, mortgage and credit markets have been particularly affected. These events and the potential for continuing market turbulence may have an adverse effect on the Funds' investments. It is uncertain how long these conditions will continue.

The instability in the financial markets led the U.S. government to take a number of unprecedented actions designed to support certain financial institutions and certain segments of the financial markets.Federal, state, and foreign governments, regulatory agencies, and self -regulatory organizations may take actions that affect the regulation of the instruments in which the Funds invest, or the issuers of such instruments, in ways that are unforeseeable. Such legislation or regulation could limit or preclude theFunds' ability to achieve their investment objectives.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such ownership or disposition may have positive or negative effects on the liquidity, valuation and performance of the Funds' portfolio holdings.

ARBITRAGE

A Fund may sell a security that it owns in one market and simultaneously purchase the same security in another market, or it may buy a security in one market and simultaneously sell it in another market, in order to take advantage of differences in the price of the security in the different markets. The Funds do not actively engage in arbitrage. Such transactions may be entered into only with respect to debt securities and will occur only in a dealer's market where the buying and selling dealers involved confirm their prices to the Fund at the time of the transaction, thus eliminating any risk to the assets of a Fund. Such transactions, which involve costs to a Fund, may be limited by the policy of each Fund to qualify as a "regulated investment company" under the Internal Revenue Code.

BANK OBLIGATIONS

A Fund, including the MainStay Funds of Funds, may invest in certificates of deposit ("CDs"), time deposits, bankers' acceptances, and other short-term debt obligations issued by commercial banks. The Funds may invest in CDs, time deposits and other short-term obligations issued by S&Ls.

CDs are certificates evidencing the obligation of a bank or S&L to repay funds deposited with it for a specified period of time at a specified rate of return. Time deposits in banking institutions are generally similar to CDs, but are uncertificated. Time deposits that may be held by the Funds will not benefit from insurance administered by the Federal Deposit Insurance Corporation ("FDIC"). Bankers' acceptances are credit instruments evidencing the obligation of a bank or S&L to pay a draft drawn on it by a customer, usually in connection with international commercial transactions. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary depending upon market conditions and the remaining maturity of the obligation. These instruments reflect the obligation both of the bank and of the drawer to pay the full amount of the instrument upon maturity. No Fund may invest in time deposits maturing in more than seven days and that are subject to withdrawal penalties. A Fund will limit its investment in time deposits for which there is a penalty for early withdrawal to 10% of its net assets. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there generally is no market for such deposits. If a CD is non-negotiable, it may be considered illiquid and will be subject to each Fund's restriction on investments in illiquid securities.

As a result of governmental regulations, U.S. branches of U.S. banks, among other things, generally are required to maintain specified levels of reserves, and are subject to other supervision and regulation designed to promote financial soundness. U.S. savings and loan associations, the CDs of which may be purchased by the Fund, are supervised and subject to examination by the Office of Thrift Supervision. U.S. savings and loan associations are insured by the Deposit Insurance Fund, which is administered by the FDIC and backed by the full faith and credit of the U.S. Government.

Obligations of foreign banks involve somewhat different investment risks than those affecting obligations of U.S. banks, including: (i) the possibilities that their liquidity could be impaired because of future political and economic developments; (ii) their obligations may be less marketable than comparable obligations of U.S. banks; (iii) a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations; (iv) foreign deposits may be seized or nationalized; (v) foreign governmental restrictions, such as exchange controls, may be adopted which might adversely affect the payment of principal and interest on those obligations; and (vi) the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing, and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to U.S. banks. Foreign banks are not generally subject to examination by any U.S. government agency or instrumentality.

BORROWING

Each Fund may borrow money to the extent permitted under the 1940 Act, or otherwise limited herein, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time. This borrowing may be unsecured. The 1940 Act precludes a fund from borrowing if, as a result of such borrowing, the total amount of all money borrowed by a fund exceeds 33 1/3% of the value of its total assets (that is, total assets including borrowings, less liabilities exclusive of borrowings) at the time of such borrowings. This means that the 1940 Act requires a fund to maintain continuous asset coverage of 300% of the amount borrowed. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, a Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time, and could cause the Fund to be unable to meet certain requirements for qualification as a regulated investment company under the Internal Revenue Code.

Borrowing tends to exaggerate the effect on a Fund's NAV per share of any changes in the market value of the Fund's portfolio securities. Money borrowed will be subject to interest costs, which may or may not be recovered by earnings on the securities purchased. A Fund also may be required to maintain minimum average balances in connection with a borrowing or to pay a commitment or other fee to maintain a line of credit. Either of these requirements would increase the cost of borrowing over the stated interest rate.

The SEC takes the position that other transactions that have a leveraging effect on the capital structure of a Fund or are economically equivalent to borrowing can be viewed as constituting a form of borrowing by the Fund for purposes of the 1940 Act. These transactions can include entering into reverse repurchase agreements, engaging in mortgage dollar roll transactions, selling securities short (other than short sales "against-the-box"), buying and selling certain derivatives (such as futures contracts), selling (or writing) put and call options, engaging in sale-buybacks, entering into firm-commitment and standby-commitment agreements, engaging in when-issued, delayed-delivery, to-be-announced securities, or forward-commitment transactions, and other trading practices that have a leveraging effect on the capital structure of a fund or are economically equivalent to borrowing. A borrowing transaction will not be considered to constitute the issuance of a "senior security" by a Fund, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a Fund, if the Fund (1) maintains an offsetting financial position, (2) maintains liquid assets equal (as determined on a daily marked-to-market basis) in value to the Fund's potential economic exposure under the borrowing transaction, or (3) otherwise "covers" the transaction in accordance with applicable SEC guidance (collectively, "covers" the transaction). Liquid assets are maintained to cover "senior securities transactions." The value of a Fund's "senior securities" holdings are marked-to-market daily to ensure proper coverage. A Fund may have to buy or sell a security at a disadvantageous time or price in order to cover a borrowing transaction. In addition, assets being maintained to cover "senior securities" transactions may not be available to satisfy redemptions or for other purposes.

BRADY BONDS

A Fund may invest a portion of its assets in Brady Bonds. Brady Bonds are sovereign bonds issued under the framework of the Brady Plan, an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness. In restructuring its external debt under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders as well as multilateral institutions such as the International Monetary Fund ("IMF"). The Brady Plan framework, as it has developed, contemplates the exchange of commercial bank debt for newly issued Brady Bonds. Brady Bonds may also be issued in respect of new money being advanced by existing lenders in connection with the debt restructuring. The World Bank and the IMF support the restructuring by providing funds pursuant to loan agreements or other arrangements, which enable the debtor nation to collateralize the new Brady Bonds or to repurchase outstanding bank debt at a discount. Brady Bonds are not considered U.S. government securities.

Brady Bonds may be collateralized or uncollateralized and are issued in various currencies (primarily the U.S. dollar). U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year's interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (1) the collateralized repayment of principal at final maturity; (2) the collateralized interest payments; (3) the uncollateralized interest payments; and (4) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk").

Brady Bonds involve various risk factors, including the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. Investments in Brady Bonds are to be viewed as speculative. There can be no assurance that Brady Bonds in which a Fund may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause a Fund to suffer a loss of interest or principal on any of its holdings.

COMMERCIAL PAPER

A Fund, including the MainStay Funds of Funds, may invest in commercial paper if it is rated at the time of investment in the highest ratings category by a nationally recognized statistical ratings organization ("NRSRO"), such as Prime-1 by Moody's or A-1 by S&P, or, if not rated by an NRSRO, such as Moody's or S&P, if the Fund's Manager or Subadvisor determines that the commercial paper is of comparable quality. In addition, unless otherwise stated in the applicable Prospectusor this SAI, each Fund may invest up to 5% of its total assets in commercial paper if it is rated in the second highest ratings category by an NRSRO, such as S&P or Moody's, or, if unrated, if the Fund's Manager or Subadvisor determines that the commercial paper is of comparable quality.

Commercial paper represents short-term (nine months or less) unsecured promissory notes issued (in bearer form) by banks or bank holding companies, corporations and finance companies. A commercial paper rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to Standard & Poor's by the issuer or obtained from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information.

CONVERTIBLE SECURITIES

A Fund may invest in securities convertible into common stock or the cash value of a single equity security or a basket or index of equity securities. Such investments may be made, for example, if the Manager or Subadvisor believes that a company's convertible securities are undervalued in the market. Convertible securities eligible for inclusion in the Funds' portfolios include convertible bonds, convertible preferred stocks, warrants or notes or other instruments that may be exchanged for cash payable in an amount that is linked to the value of a particular security, basket of securities, index or indices of securities or currencies.

Convertible debt securities, until converted, have the same general characteristics as other fixed income securities insofar as they generally provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. By permitting the holder to exchange his investment for common stock or the cash value of a security or a basket or index of securities, convertible securities may also enable the investor to benefit from increases in the market price of the underlying securities. Therefore, convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality.

As with all fixed income securities, the market value of convertible debt securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. The unique feature of the convertible security is that as the market price of the underlying common stock declines, a convertible security tends to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the price of a convertible security increasingly reflects the value of the underlying common stock and may rise accordingly. While no securities investment is without some risk, investments in convertible securities generally entail less risk than investments in the common stock of the same issuer. At any given time, investment value is dependent upon such factors as the general level of interest rates, the yield of similar nonconvertible securities, the financial strength of the issuer, and the seniority of the security in the issuer's capital structure.

Holders of fixed income securities (including convertible securities) have a claim on the assets of the issuer prior to the holders of common stock in case of liquidation. However, convertible securities are typically subordinated to similar non-convertible securities of the same issuer. Accordingly, convertible securities have unique investment characteristics because: (1) they have relatively high yields as compared to common stocks; (2) they have defensive characteristics since they provide a fixed return even if the market price of the underlying common stock declines; and (3) they provide the potential for capital appreciation if the market price of the underlying common stock increases.

A convertible security may be subject to redemption at the option of the issuer at a price established in the charter provision or indenture pursuant to which the convertible security is issued. If a convertible security held by a Fund is called for redemption, the Fund will be required to surrender the security for redemption, convert it into the underlying common stock or cash or sell it to a third party.

A Fund may invest in "synthetic" convertible securities. A synthetic convertible security is a derivative position composed of two or more securities whose investment characteristics, taken together, resemble those of traditional convertible securities. Synthetic convertibles are typically offered by financial institutions or investment banks in private placement transactions and are typically sold back to the offering institution. Unlike traditional convertible securities whose conversion values are based on the common stock of the issuer of the convertible security, "synthetic" and "exchangeable" convertible securities are preferred stocks or debt obligations of an issuer which are structured with an embedded equity component whose conversion value is based on the value of the common stocks of two or more different issuers or a particular benchmark (which may include indices, baskets of domestic stocks, commodities, a foreign issuer or basket of foreign stocks, or a company whose stock is not yet publicly traded). The value of a synthetic convertible is the sum of the values of its preferred stock or debt obligation component and its convertible component. Therefore, the values of a synthetic convertible and a true convertible security may respond differently to market fluctuations. In addition, a Fund purchasing a synthetic convertible security may have counterparty (including credit) risk with respect to the financial institution or investment bank that offers the instrument. Purchasing a synthetic convertible security may provide greater flexibility than purchasing a traditional convertible security. Synthetic convertible securities are considered convertible securities for compliance testing purposes.

CREDIT AND LIQUIDITY ENHANCEMENTS

Issuers may employ various forms of credit and liquidity enhancements, including letters of credit, guarantees, puts, and demand features, and insurance provided by domestic or foreign entities such as banks and other financial institutions. The Manager or Subadvisors may rely on their evaluation of the credit of the liquidity or credit enhancement provider in determining whether to purchase a security supported by such enhancement. In evaluating the credit of a foreign bank or other foreign entities, the Manager or Subadvisors will consider whether adequate public information about the entity is available and whether the entity may be subject to unfavorable political or economic developments, currency controls, or other government restrictions that might affect its ability to honor its commitment. Changes in the credit quality of the entity providing the enhancement could affect the value of the security or a Fund's share price.

DEBT SECURITIES

Debt securities may have fixed, variable or floating (including inverse floating) rates of interest. To the extent that a Fund invests in debt securities, it will be subject to certain risks. The value of the debt securities held by a Fund, and thus the NAV of the shares of a Fund, generally will fluctuate depending on a number of factors, including, among others, changes in the perceived creditworthiness of the issuers of those securities, movements in interest rates, the maturity of a Fund's investments, changes in relative values of the currencies in which a Fund's investments are denominated relative to the U.S. dollar, and the extent to which a Fund hedges its interest rate, credit and currency exchange rate risks. Generally, a rise in interest rates will reduce the value of fixed income securities held by a Fund, and a decline in interest rates will increase the value of fixed income securities held by a Fund. Longer term debt securities generally pay higher interest rates than do shorter term debt securities but also may experience greater price volatility as interest rates change.

A Fund's investments in U.S. dollar- or foreign currency-denominated corporate debt securities of domestic or foreign issuers are limited to corporate debt securities (corporate bonds, debentures, notes and other similar corporate debt instruments) which meet the credit quality and maturity criteria set forth for the particular Fund. The rate of return or return of principal on some debt obligations may be linked to indices or stock prices or indexed to the level of exchange rates between the U.S. dollar and foreign currency or currencies. Differing yields on corporate fixed-income securities of the same maturity are a function of several factors, including the relative financial strength of the issuers. Higher yields are generally available from securities in the lower rating categories.

Since shares of the Funds represent an investment in securities with fluctuating market prices, the value of shares of each Fund will vary as the aggregate value of the Fund's portfolio securities increases or decreases. Moreover, the value of lower rated debt securities that a Fund purchases may fluctuate more than the value of higher-rated debt securities. Lower-rated debt securities generally carry greater risk that the issuer will default on the payment of interest and principal. Lower-rated fixed income securities generally tend to reflect short term corporate and market developments to a greater extent than higher-rated securities that react primarily to fluctuations in the general level of interest rates. Changes in the value of securities subsequent to their acquisition will not affect cash income or yields to maturity to the Funds but will be reflected in the NAV of the Funds' shares.

Corporate debt securities may bear fixed, contingent, or variable rates of interest and may involve equity features, such as conversion or exchange rights or warrants for the acquisition of stock of the same or a different issuer, participations based on revenues, sales or profits, or the purchase of common stock in a unit transaction (where corporate debt securities and common stock are offered as a unit).

When and if available, debt securities may be purchased at a discount from face value. From time to time, each Fund may purchase securities not paying interest or dividends at the time acquired if, in the opinion of the Manager or Subadvisor, such securities have the potential for future income (or capital appreciation, if any).

Investment grade securities are generally securities rated at the time of purchase Baa3 or better by Moody's or BBB- or better by S&P or comparable non-rated securities. Non-rated securities will be considered for investment by the Funds when the Manager or Subadvisor believes that the financial condition of the issuers of such obligations and the protection afforded by the terms of the obligations themselves limit the risk to the Funds to a degree comparable to that of rated securities which are consistent with the Funds' objective and policies.

Corporate debt securities with a belowinvestmentgraderatinghave speculative characteristics, and changes in economic conditions or individual corporate developments are more likely to lead to a weakened capacity to make principal and interest payments than in the case of high grade bonds. If a credit rating agency changes the rating of a portfolio security held by a Fund, the Fund may retain the portfolio security if the Manager or Subadvisor, where applicable, deems it in the best interest of the Fund's shareholders.

The ratings of fixed-income securities by an NRSRO, such as Moody's and S&P are a generally accepted barometer of credit risk. They are, however, subject to certain limitations from an investor's standpoint. The rating of an issuer is heavily weighted by past developments and does not necessarily reflect future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of difference in credit risk of securities in each rating category. The Manager or Subadvisor will attempt to reduce the overall portfolio credit risk through diversification and selection of portfolio securities based on considerations mentioned above.

DEPOSITARY RECEIPTS

A Fund may invest in securities of non-U.S. issuers directly or in the form of AmericanDepositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and International Depositary Receipts ("IDRs") or other similar securities representing ownership of securities of non-U.S. issuers held in trust by a bank or similar financial institution. These securities may not necessarily be denominated in the same currency as the securities they represent. Designed for use in U.S., European and international securities markets, respectively, ADRs, EDRs, GDRs and IDRs are alternatives to the purchase of the underlying securities in their national markets and currencies, but are subject to the same risks as the non-U.S. securities to which they relate.

ADRs are receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs and IDRs are receipts issued in Europe typically by non-U.S. banking and trust companies that evidence ownership of either foreign or U.S. securities. GDRs are receipts issued by either a U.S. or non-U.S. banking institution evidencing ownership of the underlying non-U.S. securities. Generally, ADRs, in registered form, are designed for use in U.S. securities markets and EDRs, GDRs and IDRs, in bearer form, are designed for use in European and international securities markets. An ADR, EDR, GDR or IDR may be denominated in a currency different from the currency in which the underlying foreign security is denominated.

EQUITY SECURITIES

Common Stock. Common stock represents an equity or ownership interest in an issuer. Common stock typically entitles the owner to vote on the election of directors and other important matters as well as to receive dividends on such stock. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds, other debt holders, and owners of preferred stock take precedence over the claims of those who own common stock.

Preferred Stock. Preferred stock represents an equity or ownership interest in an issuer. Preferred stock normally pays dividends at a specified rate and has precedence over common stock in the event the issuer is liquidated or declares bankruptcy. However, in the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock. Preferred stock, unlike common stock, often has a stated dividend rate payable from the corporation's earnings. Preferred stock dividends may be cumulative or noncumulative, participating or auction rate. "Cumulative" dividend provisions require all or a portion of prior unpaid dividends to be paid before dividends can be paid to the issuer's common stock. "Participating" preferred stock may be entitled to a dividend exceeding the stated dividend in certain cases. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of such stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as provisions allowing the stock to be called or redeemed, which can limit the benefit of a decline in interest rates. Preferred stock is subject to many of the risks to which common stock and debt securities are subject.

EXCHANGE TRADED FUNDS

AFund, including the MainStay Funds of Funds, may invest in shares of exchange traded funds ("ETFs"). ETFs are investment companies that trade like stocks. (See also "Securities of Other Investment Companies.") Like stocks, shares of ETFs are not traded at NAV, but may trade at prices above or below the value of their underlying portfolios. The price of an ETF is derived from and based upon the securities held by the ETF. Accordingly, the level of risk involved in the purchase or sale of an ETF is similar to the risk involved in the purchase or sale of a traditional common stock, except that the pricing mechanism for an ETF is based on a basket of stocks. Thus, the risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile than the underlying portfolio of securities. Disruptions in the markets for the securities underlying ETFs purchased or sold by the Fund could result in losses on the Fund's investment in ETFs. ETFs also have management fees that increase their costs versus the costs of owning the underlying securities directly. A portfolio manager may from time to time invest in ETFs, primarily as a means of gaining exposure for the portfolio to the equity market without investing in individual common stocks, particularly in the context of managing cash flows into the Fund. (See also "Investment Companies.")

Among other types of ETFs, a Fund also may invest in Standard & Poor's Depositary Receipts ("SPDRs"). SPDRs are units of beneficial interest in an investment trust sponsored by a wholly-owned subsidiary of the American Stock Exchange, Inc. (the "AMEX") that represent proportionate undivided interests in a portfolio of securities consisting of substantially all of the common stocks, in substantially the same weighting, as the component common stocks of the S&P 500® Index. SPDRs are listed on the AMEX and traded in the secondary market on a per-SPDR basis.

SPDRs are designed to provide investment results that generally correspond to the price and yield performance of the component common stocks of the S&P 500® Index. The value of SPDRs is subject to change as the values of their respective component common stocks fluctuate according to the volatility of the market. Investments in SPDRs involves certain inherent risks generally associated with investments in a broadly based portfolio of common stocks, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of each unit of SPDRs invested in by a Fund. Moreover, a Fund's investment in SPDRs may not exactly match the performance of a direct investment in the index to which SPDRs are intended to correspond. For example, replicating and maintaining price and yield performance of an index may be problematic for a Fund due to transaction costs and other Fund expenses.

FIRM OR STANDBY COMMITMENTS — OBLIGATIONS WITH PUTS ATTACHED

A Fund may from time to time purchase securities on a "firm commitment" or "standby commitment" basis. Such transactions might be entered into, for example, when the Manager or Subadvisor of a Fund anticipates a decline in the yield of securities of a given issuer and is able to obtain a more advantageous yield by committing currently to purchase securities to be issued or delivered later.

Securities purchased on a firm commitment basis are purchased for delivery beyond the normal settlement date at a stated price and yield. Delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. No income accrues to the purchaser of a security on a firm commitment basis prior to delivery. Such securities are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. Purchasing a security on a firm commitment basis can involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery. A Fund will generally make commitments to purchase securities on a firm commitment basis with the intention of actually acquiring the securities, but may sell them before the settlement date if it is deemed advisable. Liquid assets are maintained to cover "senior securities transactions" which may include, but are not limited to, the Funds' commitments to purchase securities on a firm commitment basis. The value of a Fund's "senior securities" holdings are marked-to-market daily to ensure proper coverage.

A Fund may purchase securities together with the right to resell the securities to the seller at an agreed-upon price or yield within a specified period prior to the maturity date of the securities. Although it is not a put option in the usual sense, such a right to resell is commonly known as a "put" and is also referred to as a "standby commitment." Funds may pay for a standby commitment either separately in cash, or in the form of a higher price for the securities that are acquired subject to the standby commitment, thus increasing the cost of securities and reducing the yield otherwise available from the same security. The Manager and the Subadvisors understand that the Internal Revenue Service (the "IRS") has issued a revenue ruling to the effect that, under specified circumstances, a regulated investment company will be the owner of tax-exempt municipal obligations acquired subject to a put option. The IRS has also issued private letter rulings to certain taxpayers (which do not serve as precedent for other taxpayers) to the effect that tax-exempt interest received by a regulated investment company with respect to such obligations will be tax-exempt in the hands of the company and may be distributed to its shareholders as exempt-interest dividends. The IRS has subsequently announced that it will not ordinarily issue advance ruling letters as to the identity of the true owner of property in cases involving the sale of securities or participation interests therein if the purchaser has the right to cause the security, or the participation interest therein, to be purchased by either the seller or a third party. Each Fund intends to take the position that it is the owner of any debt securities acquired subject to a standby commitment and that tax-exempt interest earned with respect to such debt securities will be tax-exempt in its possession; however, no assurance can be given that this position would prevail if challenged. In addition, there is no assurance that firm or standby commitments will be available to a Fund, nor will a Fund assume that such commitments would continue to be available under all market conditions.

A standby commitment may not be used to affect a Fund's valuation of the security underlying the commitment. Any consideration paid by a Fund for the standby commitment, whether paid in cash or by paying a premium for the underlying security, which increases the cost of the security and reduces the yield otherwise available from the same security, will be accounted for by the Fund as unrealized depreciation until the standby commitment is exercised or has expired.

Firm and standby transactions are entered into in order to secure what is considered to be an advantageous price and yield to a Fund and not for purposes of leveraging the Fund's assets. However, a Fund will not accrue any income on these securities prior to delivery. The value of firm and standby commitment agreements may vary prior to and after delivery depending on market conditions and changes in interest rate levels. If the other party to a delayed delivery transaction fails to deliver or pay for the securities, the Fund could miss a favorable price or yield opportunity or could suffer a loss. A Fund may dispose of or renegotiate a delayed delivery transaction after it is entered into.

The Funds do not believe that a Fund's NAV per share or income will be exposed to additional risk by the purchase of securities on a firm or standby commitment basis. At the time aFundmakes the commitment to purchase a security on a firm or standby commitment basis, it will record the transaction and reflect the amount due and the value of the security in determining the Fund's NAV per share. The market value of the firm or standby commitment securities may be more or less than the purchase price payable at the settlement date. The Board does not believe that a Fund's NAV or income will be exposed to additional risk by the purchase of securities on a firm or standby commitment basis.

FLOATING AND VARIABLE RATE SECURITIES

The Funds may invest in floating and variable rate debt instruments. Floating and variable rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular and range from daily up to annually, or may be based on an event, such as a change in the prime rate.

Some variable or floating rate securities are structured with liquidity features such as (1) put options or tender options that permit holders (sometimes subject to conditions) to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries or (2) auction rate features, remarketing provisions, or other maturity-shortening devices designed to enable the issuer to refinance or redeem outstanding debt securities (market-dependent liquidity features). Variable or floating rate securities that include market-dependent liquidity features may have greater liquidity risk than other securities, due to (for example) the failure of a market-dependent liquidity feature to operate as intended (as a result of the issuer's declining creditworthiness, adverse market conditions, or other factors) or the inability or unwillingness of a participating broker-dealer to make a secondary market for such securities. As a result, variable or floating rate securities that include market-dependent liquidity features may lose value and the holders of such securities may be required to retain them until the later of the repurchase date, the resale date, or maturity.

The interest rate on a floating rate debt instrument ("floater") is a variable rate that is tied to another interest rate, such as a money-market index or Treasury bill rate. The interest rate on a floater mayreset periodically, typically every three to six months,or whenever a specified interest rate changes. While, because of the interest rate reset feature, floaters provide a Fund with a certain degree of protection against rises in interest rates; a Fund will participate in any declines in interest rates as well. To be an eligible investment for the Cash Reserves Fund, Money Market Fund or Principal Preservation Fund, there must be a reasonable expectation that, at any time until the final maturity for the floater or the period remaining until the principal amount can be recovered through demand, the market value of a floater will approximate its amortized cost and the investment otherwise must comply with Rule 2a-7.

Certain Funds may invest in leveraged inverse floating rate debt instruments ("inverse floaters"). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Accordingly, the duration of an inverse floater may exceed its stated final maturity. Certain inverse floaters may be determined to be illiquid securities for purposes of a Fund's limitation on investments in such securities.

FOREIGN CURRENCY TRANSACTIONS

To the extent that a Fund invests in foreign securities, it may enter into foreign currency forward contracts in order to increase its return by trading in foreign currencies and/or protect against uncertainty in the level of future foreign currency exchange rates. A Fund may also enter into contracts to purchase foreign currencies to protect against an anticipated rise in the U.S. dollar price of securities it intends to purchase and may enter into contracts to sell foreign currencies to protect against the decline in value of its foreign currency-denominated portfolio securities due to a decline in the value of the foreign currencies against the U.S. dollar. In addition, a Fund may use one currency (or a basket of currencies) to hedge against adverse changes in the value of another currency (or a basket of currencies) when exchange rates between the two currencies are correlated.

Foreign currency transactions in which a Fund may engage include foreign currency forward contracts, currency exchange transactions on a spot (i.e., cash) basis, put and call options on foreign currencies, and foreign exchange futures contracts. A foreign currency forward exchange contract (a "forward contract") involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the contract date, at a price set at the time of the contract. These contracts may be used to gain exposure to a particular currency or to hedge against the risk of loss due to changing currency exchange rates. Forward contracts to purchase or sell a foreign currency may also be used by a Fund in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected. A forward contract generally has no deposit requirement and no commissions are charged at any stage for trades. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the spread) between the price at which they are buying and selling various currencies. Although these contracts are intended, when used for hedging purposes, to minimize the risk of loss due to a decline in the value of the hedged currencies, they also tend to limit any potential gain which might result should the value of such currencies increase. Liquid assets are maintained to cover "senior securities transactions" which may include, but are not limited to, a Fund's foreign currency transactions. The value of a Fund's "senior securities" holdings are marked-to-market daily to ensure proper coverage.

Normally, consideration of fair value exchange rates will be incorporated in a longer-term investment decision made with regard to overall diversification strategies. However, the Manager and each Subadvisor believe that it is important to have the flexibility to enter into such forward contracts when they determine that the best interest of a Fund will be served by entering into such a contract. Set forth below are examples of some circumstances in which a Fund might employ a foreign currency transaction. When a Fund enters into, or anticipates entering into, a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying security transaction, a Fund will be able to insulate itself from a possible loss resulting from a change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold and the date on which payment is made or received, although a Fund would also forego any gain it might have realized had rates moved in the opposite direction. This technique is sometimes referred to as a "settlement" hedge or "transaction" hedge.

Another example is when the Manager or Subadvisor believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of a Fund's portfolio securities denominated in such foreign currency. Such a hedge (sometimes referred to as a "position" hedge) will tend to offset both positive and negative currency fluctuations, but will not offset changes in security values caused by other factors. The Fund also may hedge the same position by using another currency (or a basket of currencies) expected to perform in a manner substantially similar to the hedged currency, which may be less costly than a direct hedge. This type of hedge, sometimes referred to as a "proxy hedge", could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated. A proxy hedge entails greater risk than a direct hedge because it is dependent on a stable relationship between the two currencies paired, as proxies, and the relationship can be very unstable at times. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. With respect to positions that constitute "transaction" or "position" hedges (including "proxy" hedges), a Fund will not enter into forward contracts to sell currency or maintain a net exposure to such contracts if the consummation of such contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency (or the related currency, in the case of a "proxy" hedge).

A Fund also may enter into forward contracts to shift its investment exposure from one currency into another currency that is expected to perform inversely with respect to the hedged currency relative to the U.S. dollar. This type of strategy, sometimes known as a "cross-currency" hedge, will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if the Fund had sold a security denominated in one currency and purchased an equivalent security denominated in another. "Cross-currency" hedges protect against losses resulting from a decline in the hedged currency but will cause the Fund to assume the risk of fluctuations in the value of the currency it purchases.

A Fund may also enter into currency transactions to profit from changing exchange rates based upon the Manager's or Subadvisor's assessment of likely exchange rate movements. These transactions will not necessarily hedge existing or anticipated holdings of foreign securities and may result in a loss if the Manager's or Subadvisor's currency assessment is incorrect.

At the consummation of the forward contract, a Fund may either make delivery of the foreign currency or terminate its contractual obligation to deliver the foreign currency by purchasing an offsetting contract obligating it to purchase at the same maturity date the same amount of such foreign currency. If a Fund chooses to make delivery of the foreign currency, it may be required to obtain such currency for delivery through the sale of portfolio securities denominated in such currency or through conversion of other assets of the Fund into such currency. If a Fund engages in an offsetting transaction, the Fund will realize a gain or a loss to the extent that there has been a change in forward contract prices. Closing purchase transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. A Fund will only enter into such a forward contract if it is expected that there will be a liquid market in which to close out the contract. However, there can be no assurance that a liquid market will exist in which to close a forward contract, in which case the Fund may suffer a loss.

When a Fund has sold a foreign currency, a similar process would be followed at the consummation of the forward contract. Of course, a Fund is not required to enter into such transactions with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate by the Manager or Subadvisor. A Fund generally will not enter into a forward contract with a term of greater than one year.

In cases of transactions which constitute "transaction" or "settlement" hedges or "position" hedges (including "proxy" hedges) or "cross-currency" hedges that involve the purchase and sale of two different foreign currencies directly through the same foreign currency contract, a Fund may deem its forward currency hedge position to be covered by underlying portfolio securities or may maintain liquid assets in an amount at least equal in value to the Fund's sum of the unrealized gain and loss for each contract. As with forward contracts, liquid assets are maintained to cover "senior securities transactions" which may include, but are not limited to, a Fund's forward contracts. The value of a Fund's "senior securities" holdings are marked-to-market daily to ensure proper coverage. In the case of "anticipatory" hedges and "cross-currency" hedges that involve the purchase and sale of two different foreign currencies indirectly through separate forward currency contracts, the Fund will maintain liquid assets as described above.

With respect to futures contracts and forwards contracts that are contractually required to cash-settle, a Fund is permitted to set aside liquid assets in an amount equal to the Fund's daily marked-to-market net obligations (i.e., the Fund's daily net liability) under the contracts, if any, rather than such contracts' full notional value, for senior security purposes. The portion of a Fund's assets invested in futures and forward contracts that are required to cash-settle and in those that do not will vary from time to time, so the Fund's asset segregation requirements will vary accordingly. The Funds reserve the right to modify their asset segregation policies in the future, including modifications to comply with any changes in the positions from time to time articulated by the SEC or its staff regarding asset segregation.

The Manager and Subadvisors believe that active currency management strategies can be employed as an overall portfolio risk management tool. For example, in their view, foreign currency management can provide overall portfolio risk diversification when combined with a portfolio of foreign securities, and the market risks of investing in specific foreign markets can at times be reduced by currency strategies that may not involve the currency in which the foreign security is denominated. However, the use of currency management strategies to protect the value of a Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities.

While a Fund may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for the Fund than if it had not engaged in such transactions. Exchange rate movements can be large, depending on the currency, and can last for extended periods of time, affecting the value of a Fund's assets. Moreover, there may be an imperfect correlation between a Fund's portfolio holdings of securities denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to the risk of currency exchange loss.

The Funds cannot assure that their use of currency management will always be successful. Successful use of currency management strategies will depend on the Manager's or Subadvisor's skill in analyzing currency values. Currency management strategies may substantially change a Fund's investment exposure to changes in currency exchange rates and could result in losses to a Fund if currencies do not perform as the Manager or Subadvisor anticipates. For example, if a currency's value rose at a time when the Manager or Subadvisor had hedged a Fund by selling that currency in exchange for dollars, a Fund would not participate in the currency's appreciation. If the Manager or Subadvisor hedges currency exposure through proxy hedges, a Fund could realize currency losses from both the hedge and the security position if the two currencies do not move in tandem. Similarly, if the Manager or Subadvisor increases a Fund's exposure to a foreign currency and that currency's value declines, a Fund will realize a loss. There is no assurance that the Manager's or Subadvisor's use of currency management strategies will be advantageous to a Fund or that it will hedge at appropriate times. The forecasting of currency market movement is extremely difficult, and whether any hedging strategy will be successful is highly uncertain. Moreover, it is impossible to forecast with precision the market value of portfolio securities at the expiration of a foreign currency forward contract. Accordingly, a Fund may be required to buy or sell additional currency on the spot market (and bear the expense of such transaction) if the Manager's or Subadvisor's predictions regarding the movement of foreign currency or securities markets prove inaccurate. In addition, the use of cross-hedging transactions may involve special risks, and may leave a Fund in a less advantageous position than if such a hedge had not been established. Because foreign currency forward contracts are privately negotiated transactions, there can be no assurance that a Fund will have flexibility to roll-over a foreign currency forward contract upon its expiration if it desires to do so. Additionally, there can be no assurance that the other party to the contract will perform its services thereunder. A Fund may hold a portion of its assets in bank deposits denominated in foreign currencies, so as to facilitate investment in foreign securities as well as protect against currency fluctuations and the need to convert such assets into U.S. dollars (thereby also reducing transaction costs). To the extent these monies are converted back into U.S. dollars, the value of the assets so maintained will be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations.

FOREIGN GOVERNMENT AND SUPRANATIONAL ENTITY SECURITIES

A Fund may invest in debt securities or obligations of foreign governments, agencies, and supranational organizations ("Sovereign Debt"). A Fund's portfolio may include government securities of a number of foreign countries or, depending upon market conditions, those of a single country. Investments in Sovereign Debt can involve greater risks than investing in U.S. government securities. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and a Fund may have limited legal recourse in the event of default.

The Manager's or Subadvisor's determination that a particular country should be considered stable depends on its evaluation of political and economic developments affecting the country as well as recent experience in the markets for government securities of the country. Examples of foreign governments which the Manager or Subadvisors currently consider to be stable, among others, are the governments of Canada, Germany, Japan, Sweden and the United Kingdom. The Manager or Subadvisors do not believe that the credit risk inherent in the obligations of such stable foreign governments is significantly greater than that of U.S. government securities. The percentage of the Fund's assets invested in foreign government securities will vary depending on the relative yields of such securities, the economies of the countries in which the investments are made and such countries' financial markets, the interest rate climate of such countries and the relationship of such countries' currencies to the U.S. dollar. Currency is judged on the basis of fundamental economic criteria (e.g., relative inflation levels and trends, growth rate forecasts, balance of payments status and economic policies) as well as technical and political data.

Debt securities of "quasi-governmental entities" are issued by entities owned by either a national, state or equivalent government or are obligations of a political unit that is not backed by the national government's full faith and credit and general taxing powers. Examples of quasi-governmental issuers include, among others, the Province of Ontario and the City of Stockholm. A Fund's portfolio may also include debt securities denominated in European Currency Units of an issuer in a country in which the Fund may invest. A European Currency Unit represents specified amounts of the currencies of certain member states of the European Union.

A "supranational entity" is an entity established or financially supported by the governments of several countries to promote reconstruction, economic development or trade. Examples of supranational entities include the World Bank (International Bank for Reconstruction and Development), the European Investment Bank, the Inter-American Development Bank, the Asian Development Bank, the African Development Bank and the European Coal and Steel Community. Typically, the governmental members, or "stockholders," make initial capital contributions to the supranational entity and may be committed to make additional contributions if the supranational entity is unable to repay its borrowings. There is no guarantee that one or more stockholders of a supranational entity will continue to make any necessary additional capital contributions or otherwise provide continued financial backing to the supranational entity. If such contributions or financial backing are not made, the entity may be unable to pay interest or repay principal on its debt securities. As a result, a Fund might lose money on such investments. In addition, if the securities of a supranational entity are denominated in a foreign currency, the obligations also will bear the risks of foreign currency investments. Securities issued by supranational entities may (or may not) constitute foreign securities for purposes of the Funds depending on a number of factors, including the countries that are members of the entity, the location of the primary office of the entity, the obligations of the members, the markets in which the securities trade, and whether, and to what extent, the performance of the securities is tied closely to the political or economic developments of a particular country or geographic region.

The occurrence of political, social or diplomatic changes in one or more of the countries issuing Sovereign Debt could adversely affect a Fund's investments. Political changes or a deterioration of a country's domestic economy or balance of trade may affect the willingness of countries to service their Sovereign Debt. While the Manager and Subadvisors intend to manage the Funds' portfolios in a manner that will minimize the exposure to such risks, there can be no assurance that adverse political changes will not cause a Fund to suffer a loss of interest or principal on any of its holdings.

FOREIGN INDEX-LINKED INSTRUMENTS

A Fund may invest, subject to compliance with each Fund's limitations applicable to its investment in debt securities, in instruments which have the investment characteristics of particular securities, securities indices, futures contracts or currencies. Such instruments may take a variety of forms, such as debt instruments with interest or principal payments determined by reference to the value of a currency or commodity at a future point in time. For example, a Fund may invest in instruments issued by the U.S. or a foreign government or by private issuers that return principal and/or pay interest to investors in amounts which are linked to the level of a particular foreign index ("foreign index-linked instruments"). Foreign index-linked instruments have the investment characteristics of particular securities, securities indices, futures contracts or currencies. Such instruments may take a variety of forms, such as debt instruments with interest or principal payments determined by reference to the value of a currency or commodity at a future point in time.

A foreign index-linked instrument may be based upon the exchange rate of a particular currency or currencies or the differential between two currencies, or the level of interest rates in a particular country or countries, or the differential in interest rates between particular countries. In the case of foreign index-linked instruments linking the interest component to a foreign index, the amount of interest payable will adjust periodically in response to changes in the level of the foreign index during the term of the foreign index-linked instrument. The risks of such investments would reflect the risks of investing in the index or other instrument the performance of which determines the return for the instrument. Currency-indexed securities may be positively or negatively indexed, meaning their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

FOREIGN SECURITIES

A Fund may invest in U.S. dollar-denominated and non-U.S. dollar-denominated foreign debt and equity securities and in CDs issued by foreign banks and foreign branches of U.S. banks. Under current SEC rules relating to the use of the amortized cost method of portfolio securities valuation, the MainStay Cash Reserves Fund, MainStay Money Market Fund and the MainStay Principal Preservation Fund are restricted to purchasing U.S. dollar denominated securities, but are not otherwise precluded from purchasing securities of foreign issuers. Securities of issuers within a given country may be denominated in the currency of another country. Each Fund may define "foreign securities" differently but, unless otherwise defined, foreign securities generally are those securities issued by companies organized outside the U.S. and,for equity securities, that trade primarily in markets outside the U.S. These foreign securities can be subject to most, if not all, of the risks of foreign investing.

Investors should carefully consider the appropriateness of foreign investing in light of their financial objectives and goals. While foreign markets may present unique investment opportunities, foreign investing involves risks not associated with domestic investing. In many foreign countries, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the United States. Foreign investments involve risks relating to local political, economic, regulatory, or social instability, military action or unrest, or adverse diplomatic developments, and may be affected by actions of foreign governments adverse to the interests of U.S. investors. Securities denominated in foreign currencies may gain or lose value as a result of fluctuating currency exchange rates. Securities markets in other countries are not always as efficient as those in the U.S. and are sometimes less liquid and more volatile. If foreign securities are determined to be illiquid, then a Fund will limit its investment in these securities subject to its limitation on investments in illiquid securities. Foreign securities transactions may be subject to higher brokerage and custodial costs than domestic securities transactions.

To the extent permitted by its investment objectives and policies, each Fund's investments in foreign securities will primarily be in securities of established issuers based in developed foreign countries. Certain Funds may also invest in securities of issuers in emerging markets, including issuers in Asia (including Russia), Eastern Europe, Central and South America, the Middle East and Africa. Securities markets of emerging countries may also have less efficient clearance and settlement procedures than U.S. markets, making it difficult to conduct and complete transactions. Delays in the settlement could result in temporary periods when a portion of a Fund's assets is uninvested and no return is earned thereon. Inability to make intended security purchases could cause a Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities could result either in losses to a Fund due to subsequent declines in value of the portfolio security or, if a Fund has entered into a contract to sell the security, could result in possible liability of a Fund to the purchaser. Other risks involved in investing in the securities of foreign issuers include differences in accounting, auditing and financial reporting standards; limited publicly available information; the difficulty of assessing economic trends in foreign countries; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscator taxation; adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country); government interference, including government ownership of companies in certain sectors, wage and price controls, or imposition of trade barriers and other protectionist measures; difficulties in invoking legal process abroad and enforcing contractual obligations; political, social or economic instability which could affect U.S. investments in foreign countries; and potential restrictions on the flow of international capital. Additionally, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including foreign withholding taxes, and other foreign taxes may apply with respect to securities transactions. Additional costs associated with an investment in foreign securities may include higher transaction, custody and foreign currency conversion costs. In the event of litigation relating to a portfolio investment, the Funds may encounter substantial difficulties in obtaining and enforcing judgments against non-U.S. resident individuals and companies.

Some securities are issued by companies organized outside the United States but are traded in U.S. securities markets and are denominated in U.S. dollars. Other securities are not traded in the United States but are denominated in U.S. dollars. These securities are not subject to all the risks of foreign investing. For example, foreign trading market or currency risks will not apply to U.S.- dollar-denominated securities traded in U.S. securities markets.

Investment in countries with emerging markets presents risks in greater degree than, and in addition to, those presented by investment in foreign issuers in general. Countries with developing markets have economic structures that are less mature. Furthermore, countries with developing markets have less stable political systems and may have high inflation, rapidly changing interest and currency exchange rates, and their securities markets are substantially less developed. The economies of countries with developing markets generally are heavily dependent upon international trade, and, accordingly, have been and may continue to be adversely affected by barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures in the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade.

FUTURES TRANSACTIONS

A futures contract is an agreement to buy or sell a security or currency (or to deliver a final cash settlement price in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract), for a set price at a future date. When interest rates are changing and portfolio values are falling, futures contracts can offset a decline in the value of a Fund's current portfolio securities. When interest rates are changing and portfolio values are rising, the purchase of futures contracts can secure better effective rates or purchase prices for the Fund than might later be available in the market when the Fund makes anticipated purchases. For a discussion on Currency Futures, please see "Foreign Currency Transactions" in this section.

In the United States, futures contracts are traded on boards of trade that have been designated as "contract markets" or registered as derivatives transaction execution facilities by the Commodity Futures Trading Commission ("CFTC"). Futures contracts generally trade on these markets through an "open outcry" auction on the exchange floor or through competitive trading on an electronic trading system. Currently, there are futures contracts based on a variety of instruments, indices and currencies, including long-term U.S. Treasury bonds, Treasury notes, GNMA certificates, three-month U.S. Treasury bills, three-month domestic bank CDs, municipal bond indices, individual equity securities and various stock indices. Subject to compliance with applicable CFTC rules, the Funds also may enter into futures contracts traded on foreign futures exchanges such as those located in Frankfurt, Tokyo, London or Paris as long as trading on foreign futures exchanges does not subject a Fund to risks that are materially greater than the risks associated with trading on U.S. exchanges.

Positions taken in the futures markets are not normally held until delivery or final cash settlement is required, but are instead liquidated through offsetting transactions, which may result in a gain or a loss. While futures positions taken by a Fund will usually be liquidated in this manner, the Fund may instead make or take delivery of underlying securities or currencies whenever it appears economically advantageous to the Fund to do so. A clearing organization associated with the exchange on which futures are traded assumes responsibility for closing-out transactions and guarantees that as between the clearing members of an exchange, the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.

When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of liquid assets ("initial margin") as a partial guarantee of its performance under the contract. The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract that is returned to the Fund upon termination of the contract assuming all contractual obligations have been satisfied. Each Fund expects to earn interest income on its initial margin deposits. A Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day, as the value of the security, currency or index fluctuates, the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking-to-market." Variation margin does not represent a borrowing or loan by a Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily NAV per share, each Fund will mark-to-market its open futures positions. Moreover, each Fund will maintain sufficient liquid assets to cover its obligations under open futures contracts.

MainStay Trust, Eclipse Trust and Eclipse Funds Inc. have each filed a notice of eligibility under Regulation 4.5 of the CFTC.As a result of these filings, MainStay Trust, Eclipse Trust and Eclipse Funds Inc. are neither : (i) deemed to be "commodity pool operators" under the Commodity Exchange Act ("CEA"); nor (ii) subject to registration or regulation under the CEA.

Futures on Debt Securities. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures market, only a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships.

Accordingly, a Fund may purchase and sell futures contracts on debt securities and on indices of debt securities in order to hedge against anticipated changes in interest rates that might otherwise have an adverse effect upon the value of a Fund's securities. A Fund may also enter into such futures contracts as a substitute for the purchase of longer-term securities to lengthen or shorten the average maturity or duration of the Fund's portfolio, and for other appropriate risk management, income enhancement and investment purposes.

For example, a Fund may take a "short" position in the futures market by selling contracts for the future delivery of debt securities held by the Fund (or securities having characteristics similar to those held by the Fund) in order to hedge against an anticipated rise in interest rates that would adversely affect the value of the Fund's investment portfolio. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On other occasions, a Fund may take a "long" position by purchasing futures on debt securities. This would be done, for example, when the Fund intends to purchase particular securities and it has the necessary cash, but expects the rate of return available in the securities markets at that time to be less favorable than rates currently available in the futures markets. If the anticipated rise in the price of the securities should occur (with its concomitant reduction in yield), the increased cost to the Fund of purchasing the securities will be offset, at least to some extent, by the rise in the value of the futures position taken in anticipation of the subsequent securities purchase. A Fund could accomplish similar results by selling securities with long maturities and investing in securities with short maturities when interest rates are expected to increase, or by buying securities with long maturities and selling securities with short maturities when interest rates are expected to decline. However, by using futures contracts as a risk management technique, given the greater liquidity in the futures market than in the cash market, it may be possible to accomplish the same result more easily and more quickly.

Depending upon the types of futures contracts that are available to hedge a Fund's portfolio of securities or portion of a portfolio, perfect correlation between that Fund's futures positions and portfolio positions may be difficult to achieve. Futures contracts do not exist for all types of securities and markets for futures contracts that do exist may, for a variety of reasons, be illiquid at particular times when a Fund might wish to buy or sell a futures contract.

Open futures positions on debt securities will be valued at the most recent settlement price, unless such price does not appear to the Manager or Subadvisors to reflect the fair value of the contract, in which case the positions will be valued by or under the direction of the Board.

Securities Index Futures. A stock index futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount times the difference between the value of a specific securities index at the close of the last trading day of the contract and the price at which the agreement is made. A securities index futures contract does not require the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract's expiration date a final cash settlement occurs and the futures positions are simply closed out. Changes in the market value of a particular stock index futures contract reflect changes in the specified index of equity securities on which the contract is based. A stock index is designed to reflect overall price trends in the market for equity securities.

A Fund may purchase and sell stock index futures to hedge the equity portion of its investment portfolio with regard to market (systematic) risk (involving the market's assessment of overall economic prospects), as distinguished from stock-specific risk (involving the market's evaluation of the merits of the issuer of a particular security) or to gain market exposure to that portion of the market represented by the futures contracts. The Funds may enter into stock index futures to the extent that they have equity securities in their portfolios. Similarly, the Funds may enter into futures on debt securities indices (including the municipal bond index) to the extent they have debt securities in their portfolios. In addition, to the extent that it invests in foreign securities, and subject to any applicable restriction on the Fund's ability to invest in foreign currencies, each Fund may enter into contracts for the future delivery of foreign currencies to hedge against changes in currency exchange rates.

By establishing an appropriate "short" position in securities index futures, a Fund may seek to protect the value of its portfolio against an overall decline in the market for securities. Alternatively, in anticipation of a generally rising market, a Fund can seek to avoid losing the benefit of apparently low current prices by establishing a "long" position in securities index futures and later liquidating that position as particular securities are in fact acquired. To the extent that these hedging strategies are successful, the Fund will be affected to a lesser degree by adverse overall market price movements, unrelated to the merits of specific portfolio securities, than would otherwise be the case. A Fund may also purchase futures on debt securities or indices as a substitute for the purchase of longer-term debt securities to lengthen the dollar-weighted average maturity of the Fund's debt portfolio or to gain exposure to particular markets represented by the index.

Options on Futures. For bona fide hedging, risk management and other appropriate purposes, the Funds also may purchase and write call and put options on futures contracts that are traded on exchanges that are licensed and regulated by the CFTC for the purpose of options trading, or, subject to applicable CFTC rules, on foreign exchanges.

A "call" option on a futures contract gives the purchaser the right, in return for the premium paid, to purchase a futures contract (assume a "long" position) at a specified exercise price at any time before the option expires. Upon the exercise of a "call," the writer of the option is obligated to sell the futures contract (to deliver a "long" position to the option holder) at the option exercise price, which will presumably be lower than the current market price of the contract in the futures market. The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the underlying securities or the currencies in which such securities are denominated. If the futures price at expiration is below the exercise price, the Fund will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the Fund's holdings of securities or the currencies in which such securities are denominated. The purchase of a call option on a futures contract represents a means of hedging against a market advance affecting securities prices or currency exchange rates when the Fund is not fully invested or of lengthening the average maturity or duration of a Fund's portfolio.

A "put" option gives the purchaser the right, in return for the premium paid, to sell a futures contract (assume a "short" position), for a specified exercise price at any time before the option expires. Upon exercise of a "put," the writer of the option is obligated to purchase the futures contract (deliver a "short" position to the option holder) at the option exercise price, which will presumably be higher than the current market price of the contract in the futures market. The writing of a put option on a futures contract is analogous to the purchase of a futures contract. For example, if the Fund writes a put option on a futures contract on debt securities related to securities that the Fund expects to acquire and the market price of such securities increases, the net cost to a Fund of the debt securities acquired by it will be reduced by the amount of the option premium received. Of course, if market prices have declined, the Fund's purchase price upon exercise may be greater than the price at which the debt securities might be purchased in the securities market. The purchase of put options on futures contracts is a means of hedging a Fund's portfolio against the risk of rising interest rates, declining securities prices or declining exchange rates for a particular currency.

When an entity exercises an option and assumes a "long" futures position, in the case of a "call," or a "short" futures position, in the case of a "put," its gain will be credited to its futures margin account, while the loss suffered by the writer of the option will be debited to its account. However, as with the trading of futures, most participants in the options markets do not seek to realize their gains or losses by exercise of their option rights. Instead, the writer or holder of an option will usually realize a gain or loss by buying or selling an offsetting option at a market price that will reflect an increase or a decrease from the premium originally paid.

Depending on the pricing of the option compared to either the futures contract upon which it is based or upon the price of the underlying securities or currencies, it may or may not be less risky than ownership of the futures contract or underlying securities or currencies. In contrast to a futures transaction, in which only transaction costs are involved, benefits received in an option transaction will be reduced by the amount of the premium paid as well as by transaction costs. In the event of an adverse market movement, however, the Fund will not be subject to a risk of loss on the option transaction beyond the price of the premium it paid plus its transaction costs, and may consequently benefit from a favorable movement in the value of its portfolio securities or the currencies in which such securities are denominated that would have been more completely offset if the hedge had been effected through the use of futures. If a Fund writes options on futures contracts, the Fund will receive a premium but will assume a risk of adverse movement in the price of the underlying futures contract comparable to that involved in holding a futures position. If the option is not exercised, the Fund will realize a gain in the amount of the premium, which may partially offset unfavorable changes in the value of securities held by or to be acquired for the Fund. If the option is exercised, the Fund will incur a loss on the option transaction, which will be reduced by the amount of the premium it has received, but which may partially offset favorable changes in the value of its portfolio securities or the currencies in which such securities are denominated.

While the holder or writer of an option on a futures contract may normally terminate its position by selling or purchasing an offsetting option of the same series, a Fund's ability to establish and close out options positions at fairly established prices will be subject to the maintenance of a liquid market. The Funds will not purchase or write options on futures contracts unless the market for such options has sufficient liquidity such that the risks associated with such options transactions are not at unacceptable levels.

Coverage of Futures Contracts and Options on Futures Contracts. A Fund may only enter into futures contracts or related options that are standardized and traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automatic quotation system. The Funds will not enter into futures contracts to the extent that the market value of the contracts exceed 100% of the Fund's net assets.

When purchasing a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) liquid assets that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract. Alternatively, the Fund may "cover" its position by purchasing a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Fund.

When selling a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) liquid assets that, when added to the amount deposited with a futures commission merchant as margin, are equal to the market value of the instruments underlying the contract. Alternatively, the Fund may "cover" its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Fund's custodian).

When selling a call option on a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) liquid assets that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, the Fund may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund. When selling a put option on a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) liquid assets that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, the Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Fund.

The requirements for qualification as a regulated investment company also may limit the extent to which a Fund may enter into futures, options on futures or forward contracts. See "Tax Information."

Risks Associated with Futures and Options on Futures Contracts. There are several risks associated with the use of futures contracts and options on futures contracts as hedging techniques. There can be no assurance that hedging strategies using futures will be successful. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract, which in some cases may be unlimited. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the Fund's securities being hedged, even if the hedging vehicle closely correlates with a Fund's investments, such as with single stock futures contracts. If the price of a futures contract changes more than the price of the securities or currencies, the Fund will experience either a loss or a gain on the futures contracts that will not be completely offset by changes in the price of the securities or currencies that are the subject of the hedge. An incorrect correlation could result in a loss on both the hedged securities or currencies and the hedging vehicle so that the portfolio return might have been better had hedging not been attempted. In addition, it is not possible to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in foreign currencies because the value of such securities is likely to fluctuate as a result of independent factors not related to currency fluctuations. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and options on securities, including technical influences in futures trading and options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends. It is also possible that, when a Fund has sold single stock futures or stock index futures to hedge its portfolio against a decline in the market, the market may advance while the value of the particular securities held in the Fund's portfolio might decline. If this were to occur, the Fund would incur a loss on the futures contracts and also experience a decline in the value of its portfolio securities. This risk may be magnified for single stock futures transactions, as the Fund's portfolio manager must predict the direction of the price of an individual stock, as opposed to securities prices generally.

Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures contract or a futures option position. If no liquid market exists, the Fund would remain obligated to meet margin requirements until the position is closed.

In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist. Lack of a liquid market for any reason may prevent the Fund from liquidating an unfavorable position and the Fund would remain obligated to meet margin requirements until the position is closed.

In addition to the risks that apply to all options transactions, there are several special risks relating to options on futures contracts. The ability to establish and close out positions in such options will be subject to the development and maintenance of a liquid market in the options. It is not certain that such a market will develop. Although the Funds generally will purchase only those options and futures contracts for which there appears to be an active market, there is no assurance that a liquid market on an exchange will exist for any particular option or futures contract at any particular time. In the event no such market exists for particular options, it might not be possible to effect closing transactions in such options with the result that a Fund would have to exercise options it has purchased in order to realize any profit and would be less able to limit its exposure to losses on options it has written.

HIGH-YIELD SECURITIES

Securities rated lower than Baa3 by Moody's or lower than BBB- by S&P or unrated securities determined to be of comparable quality (sometimes referred to as "high yield" or "junk" bonds) are not considered "investment grade." Investment in lower rated corporate debt securities provides greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk. These high yield securities are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments.

Investors should be willing to accept the risk associated with investment in high yield/high risk securities. Investment in high yield/high risk bonds involves special risks in addition to the risks associated with investments in higher rated debt securities. High yield/high risk bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade bonds. The prices of high yield/high risk bonds have been found to be less sensitive to interest-rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments.

The secondary market on which high yield/high risk bonds are traded may be less liquid than the market for higher grade bonds. Less liquidity in the secondary trading market could adversely affect the price, at which the Fund could sell a high yield/high risk bond, and could adversely affect and cause large fluctuations in the Fund's daily NAV. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield/high risk bond prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If such securities are determined to be illiquid, then a Fund will limit its investment in these securities subject to its limitation on investments in illiquid securities.

Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield/high risk bonds, especially in a thinly traded market.

Some high-yield securities are issued by smaller, less-seasoned companies, while others are issued as part of a corporate restructuring, such as an acquisition, merger, or leveraged buyout. Companies that issue high-yield securities are often highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with investment-grade securities. Some high-yield securities were once rated as investment-grade but have been downgraded to junk bond status because of financial difficulties experienced by their issuers.

If the issuer of high yield/high risk bonds defaults, a Fund may incur additional expenses to seek recovery. In the case of high yield/high risk bonds structured as zero coupon or payment-in-kind securities, the market prices of such securities are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities that pay interest periodically and in cash.

Analysis of the creditworthiness of issuers of high yield/high risk bonds may be more complex than for issuers of higher quality debt securities, and the ability of the Fund to achieve its investment objective may, to the extent of its investment in high yield/high risk bonds, be more dependent upon such creditworthiness analysis than would be the case if the Fund were investing in higher quality bonds. When secondary markets for high yield securities are less liquid than the market for higher grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available.

The use of credit ratings as the sole method for evaluating high yield/high risk bonds also involves certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield/high risk bonds. Also, credit rating agencies may fail to change credit ratings on a timely basis to reflect subsequent events. If a credit rating agency changes the rating of a portfolio security held by a Fund, the Fund may retain the portfolio security if the Manager or Subadvisor, where applicable, deems it in the best interest of the Fund's shareholders. Legislation designed to limit the use of high yield/high risk bonds in corporate transactions may have a material adverse effect on a Fund's NAV per share and investment practices.

In addition, there may be special tax considerations associated with investing in high yield/high risk bonds structured as zero coupon or payment-in-kind securities. A Fund records the interest on these securities annually as income even though it receives no cash interest until the security's maturity or payment date. In addition, there may be special tax considerations associated with investing in high yield/high risk bonds structured as zero coupon or payment-in-kind securities. Interest on these securities is recorded annually as income even though no cash interest is received until the security's maturity or payment date. As a result, the amounts that have accrued each year are required to be distributed to shareholders and such amounts will be taxable to shareholders. Therefore, the Fund may have to sell some of its assets to distribute cash to shareholders. These actions are likely to reduce the Fund's assets and may thereby increase its expense ratios and decrease its rate of return.

HYBRID INSTRUMENTS AND OTHER CAPITAL SECURITIES

Hybrid Instruments. A hybrid instrument, or hybrid, is a derivative interest in an issuer that combines the characteristics of an equity security and a debt security. A hybrid may have characteristics that, on the whole, more strongly suggest the existence of a bond, stock or other traditional investment, but may also have prominent features that are normally associated with a different type of investment. For example, a hybrid instrument may have an interest rate or principal amount that is determined by an unrelated indicator, such as the performance of a commodity or a securities index. Moreover, hybrid instruments may be treated as a particular type of investment for one regulatory purpose (such as taxation) and may be simultaneously treated as a different type of investment for a different regulatory purpose (such as securities or commodity regulation). Hybrids can be used as an efficient means of pursuing a variety of investment goals, including increased total return and duration management. Because hybrids combine features of two or more traditional investments, and may involve the use of innovative structures, hybrids present risks that may be similar to, different from, or greater than those associated with traditional investments with similar characteristics. Some of these structural features may include, but are not limited to, structural subordination to the claims of senior debt holders, interest payment deferrals under certain conditions, perpetual securities with no final maturity date, and/or maturity extension risk for callable securities should the issuer elect not to redeem the security at a predetermined call date.

Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S.-dollar-denominated bond with a fixed principal amount that pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes a fund to the credit risk of the issuer of the hybrids. There is a risk that, under certain conditions, the redemption value of a hybrid may be zero. Depending on the level of a Fund's investment in hybrids, these risks may cause significant fluctuations in the Fund's NAV. Certain issuers of hybrid instruments known as structured products may be deemed to be investment companies as defined in the 1940 Act. As a result, the Funds' investments in these products may be subject to limits described below under the heading "Investment Companies."

Other Capital Securities. Other capital securities give issuers flexibility in managing their capital structure. The features associated with these securities are predominately debt like in that they have coupons, pay interest and in most cases have a final stated maturity. There are certain features that give the companies flexibility not commonly found in fixed income securities, which include, but are not limited to, deferral of interest payments under certain conditions and subordination to debt securities in the event of default. But it should be noted that in an event of default the securities would typically be expected to rank senior to common equity. The deferral of interest payments is generally not an event of default for an extended period of time and the ability of the holders of such instruments to accelerate payment under terms of these instruments is generally more limited than other debt securities.

Trust Preferred Securities. Trust preferred securities are typically issued by corporations, generally in the form of interest bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The trust preferred securities market consists of both fixed and adjustable coupon rate securities that are either perpetual in nature or have stated maturity dates.

Trust preferred securities are typically junior and fully subordinated liabilities of an issuer or the beneficiary of a guarantee that is junior and fully subordinated to the other liabilities of the guarantor. Trust preferred securities have many of the key characteristics of equity due to their subordinated position in an issuer's capital structure and because their quality and value are heavily dependent on the profitability of the issuer rather than on any legal claims to specific assets or cash flows.

ILLIQUID SECURITIES

A Fund may invest in illiquid securities if such purchases at the time thereof would not cause more than 15% of the value of the Fund's net assets (10% for a money market fund) to be invested in all such illiquid or not readily marketable assets.

Generally, a security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. This may include repurchase agreements maturing in more than seven days. Its illiquidity might prevent the sale of such security at a time when the Manager or Subadvisor might wish to sell, and these securities could have the effect of decreasing the overall level of a Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring a Fund to rely on judgments that may be somewhat subjective in determining value, which could vary from the amount that a Fund could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board, the Manager or Subadvisor determines the liquidity of a Fund's investments; in doing so, the Manager or Subadvisor may consider various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers, (3) the dealer undertakings to make a market, and (4) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities generally will be valued in such manner, as the Board in good faith deems appropriate to reflect their fair market value.

INDUSTRIAL DEVELOPMENT AND POLLUTION CONTROL BONDS

Industrial Development Bonds that pay tax-exempt interest are, in most cases, revenue bonds and are issued by, or on behalf of, public authorities to raise money to finance various privately operated facilities for business, manufacturing, housing, sports, and pollution control. These bonds are also used to finance public facilities such as airports, mass transit systems, ports, and parking. Consequently, the credit quality of these securities depends upon the ability of the user of the facilities financed by the bonds and any guarantor to meet its financial obligations. These bonds are generally not secured by the taxing power of the municipality but are secured by the revenues of the authority derived from payments by the industrial user.

Industrial Development and Pollution Control Bonds, although nominally issued by municipal authorities, are generally not secured by the taxing power of the municipality but are secured by the revenues of the authority derived from payments by the industrial user. Industrial Development Bonds issued after the effective date of the Tax Reform Act of 1986, as well as certain other bonds, are now classified as "private activity bonds." Some, but not all, private activity bonds issued after that date qualify to pay tax-exempt interest.

INVESTMENT COMPANIES

A Fund, including the MainStay Funds of Funds, may invest in securities of other investment companies, including business development companies, subject to limitations prescribed by the 1940 Act and any applicable investment restrictions described in the Fund's prospectus and SAI. Among other things, the 1940 Act limitations prohibit a Fund from (1) acquiring more than 3% of the voting shares of an investment company, (2) investing more than 5% of the Fund's total assets in securities of any one investment company, and (3) investing more than 10% of the Fund's total assets in securities of all investment companies. These restrictions do not apply to the MainStay Funds of Funds, and may not apply to certain investments in money market funds. Each Fund indirectly will bear its proportionate share of any management fees and other expenses paid by the investment companies in which the Fund invests in addition to the fees and expenses the Fund bears directly in connection with its own operations. These securities represent interests in professionally managed portfolios that may invest in various types of instruments pursuant to a wide range of investment styles. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but may involve duplicative management and advisory fees and operating expenses. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their NAV per share. Others are continuously offered at NAV per share but may also be traded in the secondary market. In addition, no Fund (except the MainStay Funds of Funds) may acquire the securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

LENDING OF PORTFOLIO SECURITIES

A Fund may lend portfolio securities to certain broker-dealers and institutions to the extent permitted by the 1940 Act, as modified or interpreted by regulatory authorities having jurisdiction, from time to time, in accordance with procedures adopted by the Board. By lending its securities, a Fund attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would belong to the Fund. Such loans must be secured by collateral in cash or U.S. government securities maintained on a current basis in an amount at least equal to 100% of the current market value of the securities loaned. The Fund may call a loan and obtain the securities loaned at any time generally on less than five days' notice. For the duration of a loan, the Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and would also receive compensation from the investment of the collateral. The Fund would not, however, have the right to vote any securities having voting rights during the existence of the loan, but the Fund would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. The MainStay Group of Funds, on behalf of certain of the Funds, has entered into an agency agreement with State Street Bank and Trust Company ("State Street"), which acts as the Funds' agent in making loans of portfolio securities, and short-term money market investments of the cash collateral received, subject to the supervision and control of the Manager or Subadvisor, as the case may be.

As with other extensions of credit, there are risks of delay in recovery of, or even loss of rights in, the collateral should the borrower of the securities fail financially or breach its agreement with a Fund. The Fund also bears the risk that the borrower may fail to return the securities in a timely manner or at all, either because the borrower fails financially or for other reasons. The Fund could experience delays and costs in recovering the loaned securities or in gaining access to and liquidating the collateral, which could result in actual financial loss and which could interfere with portfolio management decisions or the exercise of ownership rights in the loaned securities. However, the loans would be made only to firms deemed by the Manager or Subadvisor or their agent to be creditworthy and when the consideration that can be earned currently from securities loans of this type, justifies the attendant risk. If the Manager or Subadvisor, as the case may be, determines to make securities loans, it is intended that the value of the securities loaned will not exceed 33 1/3% of the value of the total assets of the lending Fund.

Subject to exemptive relief granted to the Funds from certain provisions of the 1940 Act, the Funds, subject to certain conditions and limitations, are permitted to invest cash collateral and uninvested cash in one or more money market funds that are affiliated with the Funds.

LOAN PARTICIPATION INTERESTS

A Fund may invest in participation interests in loans. A Fund's investment in loan participation interests may take the form of participation interests in, or assignments or novations of a corporate loan ("Participation Interests"). The Participation Interests may be acquired from an agent bank, co-lenders or other holders of Participation Interests ("Participants"). In a novation, a Fund would assume all of the rights of the lender in a corporate loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. As an alternative, a Fund may purchase an assignment of all or a portion of a lender's interest in a corporate loan, in which case, the Fund may be required generally to rely on the assigning lender to demand payment and enforce its rights against the borrower, but would otherwise be entitled to all of such lender's rights in the corporate loan.

A Fund also may purchase Participation Interests in a portion of the rights of a lender in a corporate loan. In such a case, the Fund will be entitled to receive payments of principal, interest and fees, if any, but generally will not be entitled to enforce its rights directly against the agent bank or the borrower; rather the Fund must rely on the lending institution for that purpose. A Fund will not act as an agent bank, guarantor or sole negotiator of a structure with respect to a corporate loan.

In a typical corporate loan involving the sale of Participation Interests, the agent bank administers the terms of the corporate loan agreement and is responsible for the collection of principal and interest and fee payments to the credit of all lenders that are parties to the corporate loan agreement. The agent bank in such cases will be qualified under the 1940 Act to serve as a custodian for registered investment companies. A Fund generally will rely on the agent bank or an intermediate Participant to collect its portion of the payments on the corporate loan. The agent bank may monitor the value of the collateral and, if the value of the collateral declines, may take certain action, including accelerating the corporate loan, giving the borrower an opportunity to provide additional collateral or seeking other protection for the benefit of the Participants in the corporate loan, depending on the terms of the corporate loan agreement. Furthermore, unless under the terms of a participation agreement a Fund has direct recourse against the borrower (which is unlikely), a Fund will rely on the agent bank to use appropriate creditor remedies against the borrower. The agent bank also is responsible for monitoring compliance with covenants contained in the corporate loan agreement and for notifying holders of corporate loans of any failures of compliance. Typically, under corporate loan agreements, the agent bank is given discretion in enforcing the corporate loan agreement, and is obligated to follow the terms of the loan agreements and use only the same care it would use in the management of its own property. For these services, the borrower compensates the agent bank. Such compensation may include special fees paid on structuring and funding the corporate loan and other fees paid on a continuing basis.

A financial institution's employment as an agent bank may be terminated in the event that it fails to observe the requisite standard of care, becomes insolvent, or has a receiver, conservator, or similar official appointed for it by the appropriate bank regulatory authority or becomes a debtor in a bankruptcy proceeding. Generally, a successor agent bank will be appointed to replace the terminated bank and assets held by the agent bank under the corporate loan agreement should remain available to holders of corporate loans. If, however, assets held by the agent bank for the benefit of a Fund were determined by an appropriate regulatory authority or court to be subject to the claims of the agent bank's general or secured creditors, the Fund might incur certain costs and delays in realizing payment on a corporate loan, or suffer a loss of principal and/or interest. In situations involving intermediate Participants similar risks may arise.

When a Fund acts as co-lender in connection with Participation Interests or when a Fund acquires a Participation Interest the terms of which provide that the Fund will be in privity of contract with the corporate borrower, the Fund will have direct recourse against the borrower in the event the borrower fails to pay scheduled principal and interest. In all other cases, the Fund will look to the agent bank to enforce appropriate credit remedies against the borrower. In acquiring Participation Interests a Fund's Manager or Subadvisor will conduct analysis and evaluation of the financial condition of each such co-lender and participant to ensure that the Participation Interest meets the Fund's qualitative standards. There is a risk that there may not be a readily available market for Participation Interests and, in some cases, this could result in a Fund disposing of such securities at a substantial discount from face value or holding such security until maturity. When a Fund is required to rely upon a lending institution to pay the Fund principal, interest, and other amounts received by the lending institution for the loan participation, the Fund will treat both the borrower and the lending institution as an "issuer" of the loan participation for purposes of certain investment restrictions pertaining to the diversification and concentration of the Fund's portfolio.

Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the corporate borrower for payment of principal and interest. If a Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund's share price and yield could be adversely affected. Loans that are fully secured offer a Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower's obligation, or that the collateral can be liquidated.

Each Fund may invest in loan participations with credit quality comparable to that of issuers of its portfolio investments. Indebtedness of companies whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Some companies may never pay off their indebtedness or may pay only a small fraction of the amount owed. Consequently, when investing in indebtedness of companies with poor credit, a Fund bears a substantial risk of losing the entire amount invested.

Loans and other types of direct indebtedness may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the Manager or Subadvisor believes to be a fair price. In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining a Fund's NAV than if that value were based on available market quotations and could result in significant variations in a Fund's daily share price. At the same time, some loan interests are traded among certain financial institutions and accordingly may be deemed liquid. As the market for different types of indebtedness develops, the liquidity of these instruments is expected to improve.

Investment in loans through a direct assignment of the financial institution's interests with respect to the loan may involve additional risks to a Fund. For example, if a loan is foreclosed, a Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a Fund could be held liable as co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, a Fund will rely on the Manager's or Subadvisor's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Fund.

Under the 1940 Act, repurchase agreements are considered to be loans by the purchaser collateralized by the underlying securities. The Manager to a Fund monitors the value of the underlying securities at the time the repurchase agreement is entered into and at all times during the term of the agreement to ensure that its value always equals or exceeds the agreed upon repurchase price to be paid to a Fund. The Manager or Subadvisor, in accordance with procedures established by the Board, also evaluates the creditworthiness and financial responsibility of the banks and brokers or dealers with which a Fund may enter into repurchase agreements.

Floating Rate Loans. Floating rate loans are provided by banks and other financial institutions to large corporate customers. Companies undertake these loans to finance acquisitions, buy-outs, recapitalizations or other leveraged transactions. Typically, these loans are the most senior source of capital in a borrower's capital structure and have certain of the borrower's assets pledged as collateral. The corporation pays interest and principal to the lenders.

A senior loan in which a Fund may invest typically is structured by a group of lenders. This means that the lenders participate in the negotiations with the borrower and in the drafting of the terms of the loan. The group of lenders often consists of commercial and investment banks, thrift institutions, insurance companies, finance companies, mutual funds and other institutional investment vehicles or other financial institutions. One or more of the lenders, referred to as the agent bank, usually administers the loan on behalf of all the lenders.

A Fund may invest in a floating rate loan in one of three ways: (1) it may make a direct investment in the loan by participating as one of the lenders; (2) it may purchase a participation interest; or (3) it may purchase an assignment. Participation interests are interests issued by a lender or other financial institution, which represent a fractional interest in a loan. A Fund may acquire participation interests from a lender or other holders of participation interests. Holders of participation interests are referred to as participants. An assignment represents a portion of a loan previously attributable to a different lender. Unlike a participation interest, a Fund will become a lender for the purposes of the relevant loan agreement by purchasing an assignment.

A Fund may make a direct investment in a floating rate loan pursuant to a primary syndication and initial allocation process (i.e., buying an unseasoned loan issue). A purchase can be effected by signing as a direct lender under the loan document or by the purchase of an assignment interest from the underwriting agent shortly after the initial funding on a basis which is consistent with the initial allocation under the syndication process. This is known as buying in the "primary" market. Such an investment is typically made at or about a floating rate loan's "par" value, which is its face value. From time to time, lenders in the primary market will receive an up-front fee for committing to purchase a floating rate loan that is being originated. In such instances, the fee received is reflected on the books of the Fund as a discount to the loan's par value. The discount is then amortized over the life of the loan, which would effectively increase the yield a Fund receives on the investment.

If a Fund purchases an existing assignment of a floating rate loan, or purchases a participation interest in a floating rate loan, it is said to be purchasing in the "secondary" market. Purchases of floating rate loans in the secondary market may take place at, above, or below the par value of a floating rate loan. Purchases above par will effectively reduce the amount of interest being received by the Fund through the amortization of the purchase price premium, whereas purchases below par will effectively increase the amount of interest being received by the Fund through the amortization of the purchase price discount. A Fund may be able to invest in floating rate loans only through participation interests or assignments at certain times when reduced primary investment opportunities in floating rate loans may exist. If a Fund purchases an assignment from a lender, the Fund will generally have direct contractual rights against the borrower in favor of the lenders. On the other hand, if a Fund purchases a participation interest either from a lender or a participant, the Fund typically will have established a direct contractual relationship with the seller of the participation interest, but not with the borrower. Consequently, the Fund is subject to the credit risk of the lender or participant who sold the participation interest to the Fund, in addition to the usual credit risk of the borrower. Therefore, when a Fund invests in floating rate loans through the purchase of participation interests, the Manager must consider the creditworthiness of the agent bank and any lenders and participants interposed between the Fund and a borrower.

Typically, floating rate loans are secured by collateral. However, the value of the collateral may not be sufficient to repay the loan. The collateral may consist of various types of assets or interests including intangible assets. It may include working capital assets, such as accounts receivable or inventory, or tangible fixed assets, such as real property, buildings and equipment. It may include intangible assets, such as trademarks, copyrights and patent rights, or security interests in securities of subsidiaries or affiliates. The borrower's owners may provide additional collateral, typically by pledging their ownership interest in the borrower as collateral for the loan. The borrower under a floating rate loan must comply with various restrictive covenants contained in any floating rate loan agreement between the borrower and the syndicate of lenders. A restrictive covenant is a promise by the borrower to not take certain action that may impair the rights of lenders. These covenants, in addition to requiring the scheduled payment of interest and principal, may include restrictions on dividend payments and other distributions to shareholders, provisions requiring the borrower to maintain specific financial ratios or relationships and limits on total debt. In addition, a covenant may require the borrower to prepay the floating rate loan with any excess cash flow. Excess cash flow generally includes net cash flow after scheduled debt service payments and permitted capital expenditures, among other things, as well as the proceeds from asset dispositions or sales of securities. A breach of a covenant (after giving effect to any cure period) in a floating rate loan agreement, which is not waived by the agent bank and the lending syndicate normally, is an event of acceleration. This means that the agent bank has the right to demand immediate repayment in full of the outstanding floating rate loan.

The Manager must determine that the investment is suitable for each Fund based on the Manager's independent credit analysis and industry research. Generally, this means that the Manager has determined that the likelihood that the corporation will meet its obligations is acceptable. In considering investment opportunities, the Manager will conduct extensive due diligence, which may include, without limitation, management meetings; financial analysis; industry research and reference verification from customers, suppliers and rating agencies.

Floating rate loans feature rates that reset regularly, maintaining a fixed spread over the London-Interbank Offered Rate (LIBOR) or the prime rates of large money-center banks. The interest rate on the Fund's investment securities generally reset quarterly. During periods in which short-term rates rapidly increase, the Fund's NAV may be affected. Investment in floating rate loans with longer interest rate reset periods or loans with fixed interest rates may also increase fluctuations in a Fund's NAV as a result of changes in interest rates. However, the Fund may attempt to hedge its fixed rate loans against interest rate fluctuations by entering into interest rate swap or other derivative transactions.

Unfunded Loan Commitments. The Funds may enter into loan commitments that are unfunded at the time of investment. A loan commitment is a written agreement under which the lender (such as a Fund) commits itself to make a loan or loans up to a specified amount within a specified time period. The loan commitment sets out the terms and conditions of the lender's obligation to make the loans. Loan commitments are made pursuant to a term loan, a revolving credit line or a combination thereof. A term loan is typically a loan in a fixed amount that borrowers repay in a scheduled series of repayments or a lump-sum payment at maturity. A revolving credit line allows borrowers to draw down, repay, and reborrow specified amounts on demand. The portion of the amount committed by a lender under a loan commitment that the borrower has not drawn down is referred to as "unfunded." Loan commitments may be traded in the secondary market through dealer desks at large commercial and investment banks. Typically, the Funds enter into fixed commitments on term loans as opposed to revolving credit line arrangements.

Borrowers pay various fees in connection with loans and related commitments. In particular, borrowers may pay a commitment fee to lenders on unfunded portions of loan commitments and/or facility and usage fees, which are designed to compensate lenders in part for having an unfunded loan commitment.

Unfunded loan commitments expose lenders to credit risk—the possibility of loss due to a borrower's inability to meet contractual payment terms. A lender typically is obligated to advance the unfunded amount of a loan commitment at the borrower's request, subject to certain conditions regarding the creditworthiness of the borrower. Borrowers with deteriorating creditworthiness may continue to satisfy their contractual conditions and therefore be eligible to borrow at times when the lender might prefer not to lend. In addition, a lender may have assumptions as to when a borrower may draw on an unfunded loan commitment when the lender enters into the commitment. If the borrower does not draw as expected, the commitment may not prove as attractive an investment as originally anticipated.

Since a Fund with an unfunded loan commitment has a contractual obligation to lend money on short notice, it will maintain liquid assets in an amount at least equal in value to the amount of the unfunded commitments. Liquid assets are maintained to cover "senior securities transactions" which may include, but are not limited to, the Funds' unfunded loan commitments. The value of the Funds' "senior securities" holdings are marked-to-market daily to ensure proper coverage.

The Fund records an investment when the borrower draws down the money and records interest as earned.

MORTGAGE DOLLAR ROLLS

A mortgage dollar roll ("MDR") is a transaction in which a Fund sells mortgage-related securities ("MBS") from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. A Fund will maintain liquid assets having a value not less than the repurchase price. MDR transactions involve certain risks, including the risk that the MBS returned to the Fund at the end of the roll, while substantially similar, could be inferior to what was initially sold to the counterparty.

MORTGAGE-RELATED AND OTHER ASSET-BACKED SECURITIES

Each Fund may buy mortgage-related and other asset-backed securities. Typically, mortgage-related securities are interests in pools of residential or commercial mortgage loans or leases, including mortgage loans made by S&L institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations (see "Mortgage Pass-Through Securities").

Like other fixed-income securities, when interest rates rise, the value of a mortgage-related security generally will decline. However, when interest rates are declining, the value of a mortgage-related security with prepayment features may not increase as much as other fixed-income securities. The value of these securities may be significantly affected by changes in interest rates, the market's perception of issuers and the creditworthiness of the parties involved. The ability of a Fund to successfully utilize these instruments may depend in part upon the ability of the Fund's Manager or Subadvisor to forecast interest rates and other economic factors correctly. Some securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile. These securities may also be subject to prepayment risk and, if the security has been purchased at a premium, the amount of the premium would be lost in the event of prepayment.

The Funds, to the extent permitted in the Prospectus, may also invest in debt securities that are secured with collateral consisting of mortgage-related securities (see "Collateralized Mortgage Obligations"), and in other types of mortgage-related securities. While principal and interest payments on some mortgage-related securities may be guaranteed by the U.S. government, government agencies or other guarantors, the market value of such securities is not guaranteed.

Generally, a Fund will invest in mortgage-related (or other asset-backed) securities either (1) issued by U.S. government-sponsored corporations such as the GNMA, FHLMC, and FNMA, or (2) privately issued securities rated Baa3 or better by Moody's or BBB- or better by S&P or, if not rated, of comparable investment quality as determined by the Fund's investment adviser. In addition, if any mortgage-related (or other asset-backed) security is determined to be illiquid, a Fund will limit its investments in these and other illiquid instruments subject to a Fund's limitation on investments in illiquid securities.

Recently, rating agencies have placed on credit watch or downgraded the ratings previously assigned to a large number of mortgage-related securities (which may include certain of the mortgage-related securities in which certain of the Funds may have invested or may in the future invest), and may continue to do so in the future. If a mortgage-related security in which the Fund is invested is placed on credit watch or downgraded, the value of the security may decline and the Fund may experience losses.

Further, the recent and unprecedented disruption in the residential mortgage-related securities market (and in particular, the "subprime" residential mortgage market), the broader mortgage-related securities market and the asset-backed securities market have resulted in downward price pressures and increasing foreclosures and defaults in residential and commercial real estate. Concerns over inflation, energy costs, geopolitical issues, the availability and cost of credit, the mortgage market and a declining real estate market have contributed to increased volatility and diminished expectations for the economy and markets going forward, and have contributed to dramatic declines in the housing market, with falling home prices and increasing foreclosures and unemployment, and significant asset write-downs by financial institutions. The continuation or worsening of this general economic downturn may lead to further declines in income from, or the value of, real estate, including the real estate which secures the mortgage-related securities held by certain of the Funds. Additionally, a lack of credit liquidity and decreases in the value of real property have occurred and may continue to occur or worsen, and potentially prevent borrowers from refinancing their mortgages, which may increase the likelihood of default on their mortgage loans. These economic conditions may also adversely affect the amount of proceeds the holder of a mortgage loan or mortgage-related securities would realize in the event of a foreclosure or other exercise of remedies. Moreover, even if such mortgage-related securities are performing as anticipated, their value in the secondary market may fall or continue to fall as a result of deterioration in general market conditions for such securities or other asset-backed or structured products. Trading activity associated with market indices may also drive spreads on those indices wider than spreads on mortgage-related securities, thereby resulting in a decrease in the value of such mortgage-related securities. Mortgage loans backing non-agency mortgage-related securities are more sensitive to economic factors that could affect the ability of borrowers to pay their obligations under the mortgage loans backing these securities.

These economic conditions may reduce the cash flow that a Fund investing in such mortgage-related securities receives from such securities and increase the incidence and severity of credit events and losses in respect of such securities. In addition, interest rate spreads for mortgage-backed securities have widened and are more volatile when compared to the recent past due to these adverse changes in market conditions. In the event that interest rate spreads for mortgage-related securities continue to widen following the purchase of such assets by a Fund, the market value of such securities is likely to decline and, in the case of a substantial spread widening, could decline by a substantial amount. Furthermore, these adverse changes in market conditions have resulted in a severe liquidity crisis in the market for mortgage-backed securities (including the mortgage-related securities in which certain of the Funds may invest) and increasing unwillingness by banks, financial institutions and investors to extend credit to servicers, originators and other participants in the mortgage-related securities market for these securities and other asset-backed securities. As a result, the liquidity and/or the market value of any mortgage-related securities that are owned by a Fund may experience further declines after they are purchased by such Fund.

The recent rise in the rate of foreclosures of properties has resulted in legislative, regulatory and enforcement actions seeking to prevent or restrict foreclosures. Actions have also been brought against issuers and underwriters of residential mortgage-backed securities collateralized by such residential mortgage loans and investors in such residential mortgage-backed securities. Future legislative or regulatory initiatives by federal, state or local legislative bodies or administrative agencies, if enacted or adopted, could delay foreclosure or the exercise of other remedies, provide new defenses to foreclosure, or otherwise impair the ability of the loan servicer to foreclose or realize on a defaulted residential mortgage loan included in a pool of residential mortgage loans backing such residential mortgage-backed securities. The nature or extent of any future limitations on foreclosure or exercise of other remedies that may be enacted is uncertain. Governmental actions that interfere with the foreclosure process, for example, could increase the costs of such foreclosures or exercise of other remedies, delay the timing or reduce the amount of recoveries on defaulted residential mortgage loans and securities backed by such residential mortgage loans owned by a Fund, and could adversely affect the yields on the mortgage-related securities owned by the Funds and could have the effect of reducing returns to the Funds that have invested in mortgage-related securities collateralized by these residential mortgage loans.

In addition, the U.S. Government, including the Federal Reserve, the Treasury, and other governmental and regulatory bodies have recently taken or are considering taking actions to address the financial crisis, including initiatives to limit large-scale losses associated with mortgage-related securities held on the books of certain U.S. financial institutions and to support the credit markets generally. The impact that such actions could have on any of the mortgage-related securities held by the Funds is unknown.

Mortgage Pass-Through Securities. The Funds may invest in mortgage pass-through securities. Mortgage pass-through securities are interests in pools of mortgage-related securities. Unlike interests in other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with the payment of principal being made at maturity or specified call dates, these securities provide a monthly payment that consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs that may be incurred. Some mortgage-related securities (such as securities issued by GNMA) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment. Some mortgage pass-through certificates may include securities backed by adjustable-rate mortgages that bear interest at a rate that will be adjusted periodically.

Early repayment of principal on mortgage pass-through securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs that may be incurred) may expose a Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, in the event of prepayment, the value of the premium would be lost. Reinvestments of prepayments may occur at lower interest rates than the original investment, thus adversely affecting a Fund's yield. Prepayments may cause the yield of a mortgage-backed security to differ from what was assumed when a Fund purchased the security. Prepayments at a slower rate than expected may lengthen the effective life of a mortgage-backed security. The value of securities with longer effective lives generally fluctuates more widely in response to changes in interest rates than the value of securities with shorter effective lives.

Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. government (in the case of securities guaranteed by GNMA); or guaranteed by agencies or instrumentalities of the U.S. government (in the case of securities guaranteed by FNMA or FHLMC), which are supported only by the discretionary authority of the U.S. government to purchase the agency's obligations. Mortgage pass-through securities created by nongovernmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities, private insurers, or the mortgage poolers.

Historically,FNMA and FHLMC were government-sponsored corporations owned entirely by private stockholders. However,in September 2008, in response to concerns regarding the safety and soundness of FNMA and FHLMC, the U.S. Treasury announced that FNMA and FHLMC had been placed in conservatorship by the Federal Housing Finance Agency ("FHFA"), a newly created independent regulator. While FNMA and FHLMC continue to be owned entirely by private shareholders, under the conservatorship, the FHFA has taken over powers formerly held by each entity's shareholders, directors, and officers. In addition to placing the companies in conservatorship, the U.S. Treasury announced additional steps that it intended to take with respect to FNMA and FHLMC inorder to supporttheconservatorship.No assurance can be given that these initiatives will be successful in preserving the safety and soundness of FNMA and FHLMC or ensuring their continued viability.

GNMA Certificates. The principal governmental guarantor of mortgage-related securities is the GNMA. GNMA is a wholly owned U.S. government corporation within the U.S. Department of Housing and Urban Development ("HUD"). GNMA is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as S&Ls, commercial banks and mortgage bankers) and backed by pools of FHA-insured or Veterans Administration-guaranteed mortgages. In order to meet its obligations under such guarantee, GNMA is authorized to borrow from the U.S. Treasury with no limitations as to amount. GNMA Certificates differ from typical bonds because principal is repaid monthly over the term of the loan rather than returned in a lump sum at maturity. Although GNMA guarantees timely payment even if homeowners delay or default, tracking the ""pass-through" payments may, at times, be difficult. Expected payments may be delayed due to the delays in registering the newly traded paper securities. The custodian's policies for crediting missed payments while errant receipts are tracked down may vary.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. government) include the FNMA and FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by HUD and acts as a government instrumentality under authority granted by Congress. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers that includes state and federally chartered S&Ls, mutual savings banks, commercial banks, credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. government. FNMA is authorized to borrow from the U.S. Treasury to meet its obligations.

FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and is now owned entirely by private stockholders. FHLMC issues Participation Certificates ("PCs") that represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and collection of principal, but PCs are not backed by the full faith and credit of the U.S. government.

If either fixed or variable rate pass-through securities issued by the U.S. government or its agencies or instrumentalities are developed in the future, the Funds reserve the right to invest in them.

Private Mortgage Pass-Through Securities. Commercial banks, S&Ls, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets a Fund's investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. A Fund may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originator/servicers and poolers, the Fund's Manager or Subadvisor determines that the securities meet the Fund's quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable. A Fund may purchase mortgage-related securities or any other assets that, in the opinion of the Fund's Manager or Subadvisor, are illiquid, subject to a Fund's limitation on investments in illiquid securities.

Collateralized Mortgage Obligations ("CMOs"). A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal is paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC or FNMA, and their income streams. CMOs may offer a higher yield than U.S. government securities, but they may also be subject to greater price fluctuation and credit risk. In addition, CMOs typically will be issued in a variety of classes or series, which have different maturities and are retired in sequence. Privately issued CMOs are not government securities nor are they supported in any way by any governmental agency or instrumentality. In the event of a default by an issuer of a CMO, there is no assurance that the collateral securing such CMO will be sufficient to pay principal and interest. It is possible that there will be limited opportunities for trading CMOs in the over-the-counter market, the depth and liquidity of which will vary from time to time.

CMOs are typically structured into multiple classes or series, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

For example, if it is probable that the issuer of an instrument will take advantage of a maturity-shortening device, such as a call, refunding, or redemption provision, the date on which the instrument will probably be called, refunded, or redeemed may be considered to be its maturity date. Also, the maturities of mortgage securities, including collateralized mortgage obligations, and some asset-backed securities are determined on a weighted average life basis, which is the average time for principal to be repaid. For a mortgage security, this average time is calculated by estimating the timing of principal payments, including unscheduled prepayments, during the life of the mortgage. The weighted average life of these securities is likely to be substantially shorter than their stated final maturity.

An obligation's maturity is typically determined on a stated final maturity basis, although there are some exceptions to this rule. Dollar-weighted average maturity is derived by multiplying the value of each investment by the time remaining to its maturity, adding these calculations, and then dividing the total by the value of a Fund's portfolio holdings. In a typical CMO transaction, a corporation ("issuer") issues multiple series (e.g., A, B, C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third-party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bonds currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or S&Ls) to borrow against their loan portfolios.

The primary risk of CMOs is the uncertainty of the timing of cash flows that results from the rate of prepayments on the underlying mortgages serving as collateral and from the structure of the particular CMO transaction (that is, the priority of the individual tranches). An increase or decrease in prepayment rates (resulting from a decrease or increase in mortgage interest rates) will affect the yield, average life, and price of CMOs. The prices of certain CMOs, depending on their structure and the rate of prepayments, can be volatile. Some CMOs may also not be as liquid as other securities.

FHLMC Collateralized Mortgage Obligations ("FHLMC CMOs"). FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates that are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Unlike FHLMC PCs, payments of principal and interest on the FHLMC CMOs are made semiannually, as opposed to monthly. The amount of principal payable on each semiannual payment date is determined in accordance with FHLMC's mandatory sinking fund schedule, which, in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payment of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC's minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking fund payments. Because of the "pass-through" nature of all principal payments received on the collateral pool in excess of FHLMC's minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date.

If collection of principal (including prepayments) on the mortgage loans during any semi-annual payment period is not sufficient to meet FHLMC's minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.

Criteria for the mortgage loans in the pool backing the CMOs are identical to those of FHLMC PCs. FHLMC has the right to substitute collateral in the event of delinquencies and/or defaults.

Other Mortgage-Related Securities. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including CMO residuals or stripped mortgage-backed securities, and may be structured in classes with rights to receive varying proportions of principal and interest. Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. government or by private originators of, or investors in, mortgage loans, including SLs, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

The Funds' Manager or Subadvisors expect that governmental, government-related or private entities may create mortgage loan pools and other mortgage-related securities offering mortgage pass-through and mortgage-collateralized investments in addition to those described above. The mortgages underlying these securities may include alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term fixed rate mortgages. As new types of mortgage-related securities are developed and offered to investors, a Fund's Manager or Subadvisor will, consistent with the Fund's investment objectives, policies and quality standards, consider making investments in such new types of mortgage-related securities.

CMO Residuals. CMO residuals are derivative mortgage securities issued by agencies or instrumentalities of the U.S. government or by private originators of, or investors in, mortgage loans, including S&Ls, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest-only class of stripped mortgage-backed securities. See "Stripped Mortgage-Backed Securities." In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances, a portfolio may fail to recoup fully its initial investment in a CMO residual.

CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has only very recently developed and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may or, pursuant to an exemption therefrom, may not have been registered under the 1933 Act. CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability, and may be deemed "illiquid" and subject to a Fund's limitations on investment in illiquid securities.

Under certain circumstances, a Fund's investment in residual interests in "real estate mortgage investment conduits" ("REMICs") may cause shareholders of that Fund to be deemed to have taxable income in addition to their Fund dividends and distributions and such income may not be eligible to be reduced for tax purposes by certain deductible amounts, including net operating loss deductions. In addition, in some cases, the Fund may be required to pay taxes on certain amounts deemed to be earned from a REMIC residual. Prospective investors may wish to consult their tax advisors regarding REMIC residual investments by a Fund.

CMOs and REMICs may offer a higher yield than U.S. government securities, but they may also be subject to greater price fluctuation and credit risk. In addition, CMOs and REMICs typically will be issued in a variety of classes or series, which have different maturities and are retired in sequence. Privately issued CMOs and REMICs are not government securities nor are they supported in any way by any governmental agency or instrumentality. In the event of a default by an issuer of a CMO or a REMIC, there is no assurance that the collateral securing such CMO or REMIC will be sufficient to pay principal and interest. It is possible that there will be limited opportunities for trading CMOs and REMICs in the over-the-counter market, the depth and liquidity of which will vary from time to time. Holders of "residual" interests in REMICs (including the Fund) could be required to recognize potential phantom income, as could shareholders (including unrelated business taxable income for tax-exempt shareholders) of funds that hold such interests. The Funds will consider this rule in determining whether to invest in residual interests.

Stripped Mortgage-Backed Securities ("SMBS"). SMBS are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including S&Ls, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities even if the security is in one of the highest rating categories.

Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed "illiquid" and subject to a Fund's limitations on investment in illiquid securities.

Risks Associated with Mortgage-Backed Securities. As in the case with other fixed income securities, when interest rates rise, the value of a mortgage-backed security generally will decline; however, when interest rates are declining, the value of mortgage-backed securities with prepayment features may not increase as much as other fixed income securities. The value of some mortgage-backed securities in which the Funds may invest may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Funds, the ability of a Fund to successfully utilize these instruments may depend in part upon the ability of the Manager or Subadvisor to forecast interest rates and other economic factors correctly. If the Manager or Subadvisor incorrectly forecasts such factors and has taken a position in mortgage-backed securities that is or becomes contrary to prevailing market trends, the Funds could be exposed to the risk of a loss.

Investment in mortgage-backed securities poses several risks, including prepayment, extension market, and credit risk. Prepayment risk reflects the chance that borrowers may prepay their mortgages faster than expected, thereby affecting the investment's average life and perhaps its yield. Whether or not a mortgage loan is prepaid is almost entirely controlled by the borrower. Borrowers are most likely to exercise their prepayment options at a time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise. Conversely, when interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the average life of the mortgage-backed security. Besides the effect of prevailing interest rates, the rate of prepayment and refinancing of mortgages may also be affected by home value appreciation, ease of the refinancing process and local economic conditions.

Market risk reflects the chance that the price of the security may fluctuate over time. The price of mortgage-backed securities may be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding, and the liquidity of the issue. In a period of unstable interest rates, there may be decreased demand for certain types of mortgage-backed securities, and a Fund invested in such securities and wishing to sell them may find it difficult to find a buyer, which may in turn decrease the price at which they may be sold.

Credit risk reflects the chance that a Fund may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligations. Obligations issued by U.S. government-related entities are guaranteed as to the payment of principal and interest, but are not backed by the full faith and credit of the U.S. government. The performance of private label mortgage-backed securities, issued by private institutions, is based on the financial health of those institutions.

To the extent that mortgages underlying a mortgage-related security are so-called "subprime mortgages" (i.e., mortgages granted to borrowers whose credit history is not sufficient to obtain a conventional mortgage), the risk of default is higher. Subprime mortgages also have higher serious delinquency rates than prime loans. The downturn in the subprime mortgage lending market may have far-reaching consequences into various aspects of the financials sector, and consequently, the value of a Fund may decline in response to such developments.

Other Asset-Backed Securities. The Funds' Manager and Subadvisors expect that other asset-backed securities (unrelated to mortgage loans) will be offered to investors in the future. Several types of asset-backed securities have already been offered to investors, including credit card receivables and Certificates for Automobile Receivables(SM) ("CARs(SM)"). CARs(SM) represent undivided fractional interests in a trust ("trust") whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARs(SM) are passed-through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust.

An investor's return on CARsSM may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, the trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of Federal and state bankruptcy and insolvency laws, or other factors. As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted.

If consistent with a Fund's investment objective and policies, and, in the case of a money market fund, the requirements of Rule 2a-7, a Fund also may invest in other types of asset-backed securities. Certain asset-backed securities may present the same types of risks that may be associated with mortgage-backed securities.

MUNICIPAL SECURITIES

A Fund may purchase municipal securities. Municipal securities generally are understood to include debt obligations of state and local governments, agencies and authorities. Municipal securities, which may be issued in various forms, including bonds and notes, are issued to obtain funds for various public purposes.

Municipal bonds are debt obligations issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities (collectively, "municipalities"), the interest on which, in the opinion of bond counsel to the issuer at the time of issuance, is exempt from federal income tax.

Municipal bonds include securities from a variety of sectors, each of which has unique risks. They include, but are not limited to, general obligation bonds, limited obligation bonds, and revenue bonds (including industrial development bonds issued pursuant to federal tax law). General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from such issuer's general revenues and not from any particular source. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Revenue bonds are issued for either project or enterprise financings in which the bond issuer pledges to the bondholders the revenues generated by the operating projects financed from the proceeds of the bond issuance. Revenue bonds involve the credit risk of the underlying project or enterprise (or its corporate user) rather than the credit risk of the issuing municipality. Under the Internal Revenue Code, certain limited obligation bonds are considered "private activity bonds" and interest paid on such bonds is treated as an item of tax preference for purposes of calculating federal alternative minimum tax liability. Tax exempt private activity bonds and industrial development bonds generally are also classified as revenue bonds and thus are not payable from the issuer's general revenues. The credit and quality of private activity bonds and industrial development bonds are usually related to the credit of the corporate user of the facilities. Payment of interest on and repayment of principal of such bonds are the responsibility of the corporate user (and/or any guarantor).

Some municipal bonds may be issued as variable or floating rate securities and may incorporate market-dependent liquidity features. Some longer-term municipal bonds give the investor the right to "put" or sell the security at par (face value) within a specified number of days following the investor's request—usually one to seven days. This demand feature enhances a security's liquidity by shortening its effective maturity and enables it to trade at a price equal to or very close to par. If a demand feature terminates prior to being exercised, a Fund would hold the longer-term security, which could experience substantially more volatility. Municipal bonds that are issued as variable or floating rate securities incorporating market-dependent liquidity features may have greater liquidity risk than other municipal bonds.

Some municipal bonds feature credit enhancements, such as lines of credit, letters of credit, municipal bond insurance, and standby bond purchase agreements ("SBPAs"). SBPAs include lines of credit that are issued by a third party, usually a bank, to enhance liquidity and ensure repayment of principal and any accrued interest if the underlying municipal bond should default. Municipal bond insurance, which is usually purchased by the bond issuer from a private, non-governmental insurance company, provides an unconditional and irrevocable assurance that the insured bond's principal and interest will be paid when due. Insurance does not guarantee the price of the bond or the share price of any Fund. The credit rating of an insured bond reflects the credit rating of the insurer, based on its claims-paying ability. The obligation of a municipal bond insurance company to pay a claim extends over the life of each insured bond. Although defaults on insured municipal bonds have been historically low and municipal bond insurers historically have met their claims, there is no assurance this will continue. A higher-than-expected default rate could strain the insurer's loss reserves and adversely affect its ability to pay claims to bondholders. The number of municipal bond insurers is relatively small, and not all of them have the highest credit rating. An SBPA can include a liquidity facility that is provided to pay the purchase price of any bonds that cannot be remarketed. The obligation of the liquidity provider (usually a bank) is only to advance funds to purchase tendered bonds that cannot be remarketed and does not cover principal or interest under any other circumstances. The liquidity provider's obligations under the SBPA are usually subject to numerous conditions, including the continued creditworthiness of the underlying borrower or bond issuer.

Municipal bonds also include tender option bonds, which are municipal derivatives created by dividing the income stream provided by an underlying municipal bond to create two securities issued by a special-purpose trust, one short-term and one long-term. The interest rate on the short-term component is periodically reset. The short-term component has negligible interest rate risk, while the long-term component has all of the interest rate risk of the original bond. After income is paid on the short-term securities at current rates, the residual income goes to the long-term securities.

Therefore, rising short-term interest rates result in lower income for the longer-term portion, and vice versa. The longer-term components can be very volatile and may be less liquid than other municipal bonds of comparable maturity. These securities have been developed in the secondary market to meet the demand for short-term, tax-exempt securities.

Prices and yields on municipal bonds are dependent on a variety of factors, including general money-market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. A number of these factors, including the ratings of particular issues, are subject to change from time to time. Information about the financial condition of an issuer of municipal bonds may not be as extensive as that which is made available by corporations whose securities are publicly traded. Tax Anticipation Notes are used to finance working capital needs of municipalities and are issued in anticipation of various seasonal tax revenues, to be payable from these specific future taxes. They are usually general obligations of the issuer, secured by the taxing power for the payment of principal and interest.

Municipal securities also include various forms of notes. These notes include, but are not limited to, the following types:

  Revenue Anticipation Notes which are issued in expectation of receipt of other kinds of revenue, such as federal revenues. They, also, are usually general obligations of the issuer.

  Bond Anticipation Notes which are normally issued to provide interim financial assistance until long-term financing can be arranged. The long-term bonds then provide funds for the repayment of the notes.

  Construction Loan Notes which are sold to provide construction financing for specific projects. After successful completion and acceptance, many projects receive permanent financing through the Federal Housing Administration ("FHA") under the FNMA or GNMA.

  Project Notes which are instruments sold by HUD but issued by a state or local housing agency to provide financing for a variety of programs. They are backed by the full faith and credit of the U.S. government, and generally carry a term of one year or less.

  Short-Term Discount Notes (tax-exempt commercial paper), which are short-term (365 days or less) promissory notes issued by municipalities to supplement their cash flow.

An entire issue of municipal securities may be purchased by one or a small number of institutional investors such as the Funds. Thus, the issue may not be said to be publicly offered. Unlike securities that must be registered under the 1933 Act prior to offer and sale, unless an exemption from such registration is available, municipal securities that are not publicly offered may nevertheless be readily marketable. A secondary market may exist for municipal securities that were not publicly offered initially.

Municipal securities are subject to credit risk. Information about the financial condition of an issuer of municipal securities may not be as extensive as that which is made available by corporations whose securities are publicly traded. Obligations of issuers of municipal securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors. Congress or state legislatures may seek to extend the time for payment of principal or interest, or both, or to impose other constraints upon enforcement of such obligations. There is also the possibility that, as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of interest and principal on their municipal securities may be materially affected or their obligations may be found to be invalid or unenforceable. Such litigation or conditions may from time to time have the effect of introducing uncertainties in the market for municipal securities or certain segments thereof, or of materially affecting the credit risk with respect to particular bonds. Adverse economic, business, legal, or political developments might affect all or a substantial portion of a Fund's municipal securities in the same manner.

Municipal securities are subject to interest rate risk. Interest rate risk is the chance that security prices overall will decline over short or even long periods because of rising interest rates. Interest rate risk is higher for long-term bonds, whose prices are much more sensitive to interest rate changes than are the prices of shorter-term bonds. Generally, prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues. Prices and yields on municipal securities are dependent on a variety of factors, such as the financial condition of the issuer, general conditions of the municipal securities market, the size of a particular offering, the maturity of the obligation and the rating of the issue. A number of these factors, including the ratings of particular issues, are subject to change from time to time.

Municipal bonds are subject to call risk. Call risk is the chance that during periods of falling interest rates, a bond issuer will call—or repay—a higher-yielding bond before its maturity date. Forced to reinvest the unanticipated proceeds at lower interest rates, a Fund would experience a decline in income and lose the opportunity for additional price appreciation associated with falling rates. Call risk is generally high for long-term bonds. Municipal bonds may be deemed to be illiquid as determined by or in accordance with methods adopted by a Fund's Board.

There are, in addition, a variety of hybrid and special types of municipal obligations, such as municipal lease obligations, as well as numerous differences in the security of municipal securities both within and between the two principal classifications described above. Municipal lease obligations are municipal securities that may be supported by a lease or an installment purchase contract issued by state and local government authorities to acquire funds to obtain the use of a wide variety of equipment and facilities such as fire and sanitation vehicles, computer equipment and other capital assets. These obligations, which may be secured or unsecured, are not general obligations and have evolved to make it possible for state and local governments to obtain the use of property and equipment without meeting constitutional and statutory requirements for the issuance of debt. Thus, municipal lease obligations have special risks not normally associated with municipal securities. These obligations frequently contain "non-appropriation" clauses that provide that the governmental issuer of the obligation has no obligation to make future payments under the lease or contract unless money is appropriated for such purposes by the legislative body on a yearly or other periodic basis. In addition to the "non-appropriation" risk, many municipal lease obligations have not yet developed the depth of marketability associated with municipal bonds; moreover, although the obligations may be secured by the leased equipment, the disposition of the equipment in the event of foreclosure might prove difficult. For the purpose of each Fund's investment restrictions, the identification of the "issuer" of municipal securities that are not general obligation bonds is made by the Subadvisor on the basis of the characteristics of the municipal securities as described above, the most significant of which is the source of funds for the payment of principal of and interest on such securities.

The liquidity of municipal lease obligations purchased by the Funds will be determined pursuant to guidelines approved by the Board. Factors considered in making such determinations may include: the frequency of trades and quotes for the obligation; the number of dealers willing to purchase or sell the security and the number of other potential buyers; the willingness of dealers to undertake to make a market in the security; the nature of marketplace trades; the obligation's rating; and, if the security is unrated, the factors generally considered by a rating agency. If municipal lease obligations are determined to be illiquid, then a Fund will limit its investment in these securities subject to its limitation on investments in illiquid securities.

The Tax Reform Act of 1986 ("TRA") limited the types and volume of municipal securities qualifying for the federal income tax exemption for interest, and the Internal Revenue Code treats tax-exempt interest on certain municipal securities as a tax preference item included in the alternative minimum tax base for corporate and non-corporate shareholders. In addition, all tax-exempt interest may result in or increase a corporation's liability under the corporate alternative minimum tax, because a portion of the difference between corporate "adjusted current earnings" and alternative minimum taxable income is treated as a tax preference item. Further, an issuer's failure to comply with the detailed and numerous requirements imposed by the Internal Revenue Code after bonds have been issued may cause the retroactive revocation of the tax-exempt status of certain municipal securities after their issuance. The Funds intend to monitor developments in the municipal bond market to determine whether any defensive action should be taken.

OPTIONS

A Fund may use options for any lawful purposes consistent with their respective investment objectives such as hedging or managing risk but not for speculation. An option is a contract in which the "holder" (the buyer) pays a certain amount (the "premium") to the "writer" (the seller) to obtain the right, but not the obligation, to buy from the writer (in a "call") or sell to the writer (in a "put") a specific asset at an agreed upon price (the "strike price" or "exercise price") at or before a certain time (the "expiration date"). The holder pays the premium at inception and has no further financial obligation. The holder of an option will benefit from favorable movements in the price of the underlying asset but is not exposed to corresponding losses due to adverse movements in the value of the underlying asset. The writer of an option will receive fees or premiums but is exposed to losses due to changes in the value of the underlying asset. A Fund may purchase (buy) or write (sell) put and call options on assets, such as securities, currencies and indices of debt and equity securities ("underlying assets") and enter into closing transactions with respect to such options to terminate an existing position.

If a Fund's Manager or Subadvisor judges market conditions incorrectly or employs a strategy that does not correlate well with the Fund's investments, these techniques could result in a loss, regardless of whether the intent was to reduce risk or increase return. These techniques may increase the volatility of a Fund's NAV per share and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the counter party to the transaction does not perform as promised.

Purchasing Options. A Fund may purchase put or call options that are traded on an exchange or in the over-the-counter market. Options traded in the over-the-counter market may not be as actively traded as those listed on an exchange and generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchange where they are traded. Accordingly, it may be more difficult to value such options and to be assured that they can be closed out at any time. The Funds will engage in such transactions only with firms the Manager or Subadvisors deem to be of sufficient creditworthiness so as to minimize these risks. If such securities are determined to be illiquid, then a Fund will limit its investment in these securities subject to its limitation on investments in illiquid securities.

A Fund may purchase put options on securities to protect their holdings in an underlying or related security against a substantial decline in market value. Securities are considered related if their price movements generally correlate with one another. The purchase of put options on securities held in the portfolio or related to such securities will enable a Fund to preserve, at least partially, unrealized gains occurring prior to the purchase of the option on a portfolio security without actually selling the security.

In addition, the Fund will continue to receive interest or dividend income on the security. The put options purchased by a Fund may include, but are not limited to, "protective puts," in which the security to be sold is identical or substantially identical to a security already held by the Fund or to a security that the Fund has the right to purchase. In the case of a purchased call option, the Fund would ordinarily recognize a gain if the value of the securities decreased during the option period below the exercise price sufficiently to cover the premium. The Fund would recognize a loss if the value of the securities remained above the difference between the exercise price and the premium.

A Fund may also purchase call options on securities the Fund intends to purchase to protect against substantial increases in prices of such securities pending their ability to invest in an orderly manner in such securities. The purchase of a call option would entitle the Fund, in exchange for the premium paid, to purchase a security at a specified price upon exercise of the option during the option period. The Fund would ordinarily realize a gain if the value of the securities increased during the option period above the exercise price sufficiently to cover the premium. The Fund would have a loss if the value of the securities remained below the sum of the premium and the exercise price during the option period. In order to terminate an option position, the Funds may sell put or call options identical to those previously purchased, which could result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put or call option when it was purchased.

Writing Call Options. A Fund may sell ("write") covered call options on its portfolio securities in an attempt to enhance investment performance. A call option sold by a Fund is a short-term contract, having a duration of nine months or less, which gives the purchaser of the option the right to buy, and imposes on the writer of the option (in return for a premium received) the obligation to sell, the underlying security at the exercise price upon the exercise of the option at any time prior to the expiration date, regardless of the market price of the security during the option period. A call option may be covered by, among other things, the writer's owning the underlying security throughout the option period, or by holding, on a share-for-share basis, a call on the same security as the call written, where the exercise price of the call held is equal to or less than the price of the call written, or greater than the exercise price of a call written if the Fund maintains the difference in liquid assets.

A Fund may write covered call options both to reduce the risks associated with certain of its investments and to increase total investment return through the receipt of premiums. In return for the premium income, the Fund will give up the opportunity to profit from an increase in the market price of the underlying security above the exercise price so long as its obligations under the contract continue, except insofar as the premium represents a profit. Moreover, in writing the call option, the Fund will retain the risk of loss should the price of the security decline, which loss the premium is intended to offset in whole or in part. A Fund, in writing "American Style" call options, must assume that the call may be exercised at any time prior to the expiration of its obligations as a writer, and that in such circumstances the net proceeds realized from the sale of the underlying securities pursuant to the call may be substantially below the prevailing market price. In contrast, "European Style" options may only be exercised on the expiration date of the option. Covered call options and the securities underlying such options will be listed on national securities exchanges, except for certain transactions in options on debt securities and foreign securities.

During the option period, the covered call writer has, in return for the premium received on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline.

A Fund may protect itself from further losses due to a decline in value of the underlying security or from the loss of ability to profit from appreciation by buying an identical option, in which case the purchase cost may offset the premium. In order to do this, the Fund makes a "closing purchase transaction"—the purchase of a call option on the same security with the same exercise price and expiration date as the covered call option that it has previously written on any particular security. The Fund will realize a gain or loss from a closing purchase transaction if the amount paid to purchase a call option in a closing transaction is less or more than the amount received from the sale of the covered call option. Also, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the closing out of a call option is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund. When a security is to be sold from the Fund's portfolio, the Fund will first effect a closing purchase transaction so as to close out any existing covered call option on that security or otherwise cover the existing call option.

A closing purchase transaction may be made only on a national or foreign securities exchange that provides a secondary market for an option with the same exercise price and expiration date, except as discussed below. There is no assurance that a liquid secondary market on an exchange or otherwise will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or otherwise may exist. If a Fund is unable to effect a closing purchase transaction involving an exchange-traded option, the Fund will not sell the underlying security until the option expires, or the Fund otherwise covers the existing option portion or the Fund delivers the underlying security upon exercise. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver or purchase the underlying securities at the exercise price. Over-the-counter options differ from exchange-traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options. Therefore, a closing purchase transaction for an over-the-counter option may in many cases only be made with the other party to the option. If such securities are determined to be illiquid, then a Fund will limit its investment in these securities subject to its limitation on investments in illiquid securities.

Each Fund pays brokerage commissions and dealer spreads in connection with writing covered call options and effecting closing purchase transactions, as well as for purchases and sales of underlying securities. The writing of covered call options could result in significant increases in a Fund's portfolio turnover rate, especially during periods when market prices of the underlying securities appreciate. Subject to the limitation that all call option writing transactions be covered, a Fund may, to the extent determined appropriate by the Manager or Subadvisor, engage without limitation in the writing of options on U.S. government securities.

Writing Put Options. A Fund may also write covered put options. A put option is a short-term contract that gives the purchaser of the put option, in return for a premium, the right to sell the underlying security to the seller of the option at a specified price during the term of the option. Put options written by a Fund are agreements by a Fund, for a premium received by the Fund, to purchase specified securities at a specified price if the option is exercised during the option period. A put option written by a Fund is "covered" if the Fund maintains liquid assets with a value equal to the exercise price. A put option is also "covered" if the Fund holds on a share-for-share basis a put on the same security as the put written, where the exercise price of the put held is equal to or greater than the exercise price of the put written, or less than the exercise price of the put written if the Fund maintains the difference in liquid assets.

The premium that the Funds receive from writing a put option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to such market price, the historical price volatility of the underlying security, the option period, supply and demand and interest rates.

A covered put writer assumes the risk that the market price for the underlying security will fall below the exercise price, in which case the writer would be required to purchase the security at a higher price than the then-current market price of the security. In both cases, the writer has no control over the time when it may be required to fulfill its obligation as a writer of the option.

The Funds may effect a closing purchase transaction to realize a profit on an outstanding put option or to prevent an outstanding put option from being exercised. The Funds also may effect a closing purchase transaction, in the case of a put option, to permit the Funds to maintain their holdings of the deposited U.S. Treasury obligations, to write another put option to the extent that the exercise price thereof is secured by the deposited U.S. Treasury obligations, or to utilize the proceeds from the sale of such obligations to make other investments.

If a Fund is able to enter into a closing purchase transaction, the Fund will realize a profit or loss from such transaction if the cost of such transaction is less or more, respectively, than the premium received from the writing of the option. After writing a put option, the Fund may incur a loss equal to the difference between the exercise price of the option and the sum of the market value of the underlying security plus the premium received from the sale of the option.

In addition, a Fund may also write straddles (combinations of covered puts and calls on the same underlying security). The extent to which a Fund may write covered put and call options and enter into so-called "straddle" transactions involving put or call options may be limited by the requirements of the Internal Revenue Code for qualification as a regulated investment company and the Fund's intention that it qualify as such. Subject to the limitation that all put option writing transactions be covered, a Fund may, to the extent determined appropriate by the Manager or Subadvisor, engage without limitation in the writing of options on U.S. government securities.

Married Puts. A Fund may engage in a strategy known as "married puts." This strategy is most typically used when the Fund owns a particular common stock or security convertible into common stock and wishes to effect a short sale "against the box" (see "Short Sales Against the Box") but for various reasons is unable to do so. The Fund may then enter into a series of stock and related option transactions to achieve the economic equivalent of a short sale against the box. To implement this trading strategy, the Fund will simultaneously execute with the same broker a purchase of shares of the common stock and an "in the money" over-the-counter put option to sell the common stock to the broker and generally will write an over-the-counter "out of the money" call option in the same stock with the same exercise price as the put option. The options are linked and may not be exercised, transferred or terminated independently of the other.

Holding the put option places the Fund in a position to profit on the decline in price of the security just as it would by effecting a short sale and to, thereby, hedge against possible losses in the value of a security or convertible security held by the Fund. The writer of the put option may require that the Fund write a call option, which would enable the broker to profit in the event the price of the stock rises above the exercise price of the call option (see "Writing Call Options" above). In the event the stock price were to increase above the strike or exercise price of the option, the Fund would suffer a loss unless it first terminated the call by exercising the put.

Special Risks Associated With Options On Securities. A Fund's purpose in selling covered options is to realize greater income than would be realized on portfolio securities transactions alone. A Fund may forego the benefits of appreciation on securities sold pursuant to call options, or pay a higher price for securities acquired pursuant to put options written by the Fund. If a put or call option purchased by a Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price, or, in the case of a call, remains less than or equal to the exercise price, the Fund will not be able to profitably exercise the option and will lose its entire investment in the option. Also, the price of a put or call option purchased to hedge against price movements in a related security may move more or less than the price of the related security.

A Fund would ordinarily realize a gain if the value of the securities increased during the option period above the exercise price sufficiently to cover the premium. The Fund would have a loss if the value of the securities remained below the sum of the premium paid and the exercise price during the option period. In addition, exchange markets in some securities options are a relatively new and untested concept, and it is impossible to predict the amount of trading interest that may exist in such options. The same types of risks apply to over-the-counter trading in options. There can be no assurance that viable markets will develop or continue in the United States or abroad.

The ability of a Fund to successfully utilize options may depend in part upon the ability of the Manager or Subadvisor to forecast interest rates and other economic factors correctly.

The hours of trading for options on securities may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets.

Options on Securities Indices. A Fund may purchase call and put options on securities indices for the purpose of hedging against the risk of unfavorable price movements that may adversely affect the value of a Fund's securities. Unlike a securities option, which gives the holder the right to purchase or sell specified securities at a specified price, an option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to (1) the difference between the value of the underlying securities index on the exercise date and the exercise price of the option, multiplied by (2) a fixed "index multiplier." In exchange for undertaking the obligation to make such a cash payment, the writer of the securities index option receives a premium.

A securities index fluctuates with changes in the market values of the securities included in the index. For example, some securities index options are based on a broad market index such as the S&P 500® Composite Price Index or the NYSE Composite Index, or a narrower market index such as the S&P 100® Index. Indices may also be based on an industry or market segment such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. Options on stock indices are traded on the following exchanges, among others: The Chicago Board Options Exchange, New York Stock Exchange, and American Stock Exchange.

The effectiveness of hedging through the purchase of securities index options will depend upon the extent to which price movements in the portion of the securities portfolio being hedged correlate with price movements in the selected securities index. Perfect correlation is not possible because the securities held or to be acquired by a Fund will not exactly match the securities represented in the securities indices on which options are based. The principal risk involved in the purchase of securities index options is that the premium and transaction costs paid by a Fund in purchasing an option will be lost as a result of unanticipated movements in prices of the securities comprising the securities index on which the option is based. Gains or losses on a Fund's transactions in securities index options depend on price movements in the securities market generally (or, for narrow market indices, in a particular industry or segment of the market) rather than the price movements of individual securities held by a Fund.

A Fund may sell securities index options prior to expiration in order to close out its positions in securities index options that it has purchased. A Fund may also allow options to expire unexercised.

Options on Foreign Currencies. To the extent that it invests in foreign currencies, a Fund may purchase and write options on foreign currencies. A Fund may use foreign currency options contracts for various reasons, including: to manage its exposure to changes in currency exchange rates; as an efficient means of adjusting its overall exposure to certain currencies; or in an effort to enhance its return through exposure to a foreign currency. A Fund may, for example, purchase and write put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of foreign portfolio securities and against increases in the U.S. dollar cost of foreign securities to be acquired. A Fund may also use foreign currency options to protect against potential losses in positions denominated in one foreign currency against another foreign currency in which the Fund's assets are or may be denominated. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such declines in the value of portfolio securities, a Fund may purchase put options on the foreign currency. If the value of the currency does decline, that Fund will have the right to sell such currency for a fixed amount of dollars that exceeds the market value of such currency, resulting in a gain that may offset, in whole or in part, the negative effect of currency depreciation on the value of the Fund's securities denominated in that currency.

Conversely, if a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a Fund may purchase call options on such currency. If the value of such currency does increase, the purchase of such call options would enable the Fund to purchase currency for a fixed amount of dollars that is less than the market value of such currency, resulting in a gain that may offset, at least partially, the effect of any currency-related increase in the price of securities the Fund intends to acquire. As in the case of other types of options transactions, however, the benefit a Fund derives from purchasing foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent anticipated, a Fund could sustain losses on transactions in foreign currency options that would deprive it of a portion or all of the benefits of advantageous changes in such rates.

A Fund may also write options on foreign currencies for hedging purposes. For example, if a Fund anticipates a decline in the dollar value of foreign currency-denominated securities due to declining exchange rates, it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received by the Fund.

Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, a Fund could write a put option on the relevant currency. If rates move in the manner projected, the put option will expire unexercised and allow the Fund to offset such increased cost up to the amount of the premium. As in the case of other types of options transactions, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If unanticipated exchange rate fluctuations occur, the option may be exercised and a Fund would be required to purchase or sell the underlying currency at a loss that may not be fully offset by the amount of the premium. As a result of writing options on foreign currencies, a Fund also may be required to forego all or a portion of the benefits that might otherwise have been obtained from favorable movements in currency exchange rates.

A call option written on foreign currency by a Fund is "covered" if that Fund owns the underlying foreign currency subject to the call or securities denominated in that currency or has an absolute and immediate right to acquire that foreign currency without additional cash consideration upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if a Fund holds a call on the same foreign currency for the same principal amount as the call written where the exercise price of the call held (1) is equal to or less than the exercise price of the call written or (2) is greater than the exercise price of the call written if the Fund maintains the difference in liquid assets.

Options on foreign currencies to be written or purchased by a Fund will be traded on U.S. and foreign exchanges or over-the-counter. Exchange traded options generally settle in cash, whereas options traded over the counter may settle in cash or result in delivery of the underlying currency upon exercise of the option. As with other kinds of option transactions, however, the writing of an option on foreign currency will constitute only a partial hedge up to the amount of the premium received and a Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations, although, in the event of rate movements adverse to a Fund's position, a Fund may forfeit the entire amount of the premium plus related transaction costs.

A Fund also may use foreign currency options to protect against potential losses in positions denominated in one foreign currency against another foreign currency in which the Fund's assets are or may be denominated. There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, a Fund may be unable to close out a position. If foreign currency options are determined to be illiquid, then a Fund will limit its investment in these securities subject to its limitation on investments in illiquid securities.

Currency options traded on U.S. or other exchanges may be subject to position limits that may limit the ability of a Fund to reduce foreign currency risk using such options. Over-the-counter options differ from traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller and generally do not have as much market liquidity as exchanged-traded options. Foreign currency exchange-traded options generally settle in cash, whereas options traded over-the-counter may settle in cash or result in delivery of the underlying currency upon exercise of the option.

REAL ESTATE INVESTMENT TRUSTS ("REITS")

A Fund may invest in REITs. REITs are pooled investment vehicles that invest primarily in either real estate or real estate related loans. A REIT is not taxed on income distributed to its shareholders or unitholders if it complies with a regulatory requirement to distribute at least 90% of its taxable income for each taxable year. Generally, REITs can be classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs invest a majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Equity REITs are further categorized according to the types of real estate securities they own, e.g., apartment properties, retail shopping centers, office and industrial properties, hotels, health-care facilities, manufactured housing and mixed-property types. Mortgage REITs invest a majority of their assets in real estate mortgages and derive their income primarily from income payments. Hybrid REITs combine the characteristics of both equity and mortgage REITs.

A Fund will not invest in real estate directly, but only in securities issued by real estate companies. However, to the extent that a Fund invests in REITs, the Fund is also subject to the risks associated with the direct ownership of real estate, including but not limited to: declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increased competition; increases in property taxes and operating expenses; changes in zoning laws; losses due to costs resulting from the clean-up of environmental problems; liability to third parties for damages resulting from environmental problems; casualty or condemnation losses; limitations on rents; changes in neighborhood values and the appeal of properties to tenants; and changes in interest rates. Thus, the value of the Fund's shares may change at different rates compared to the value of shares of a mutual fund with investments in a mix of different industries.

REITs are dependent upon management skills and generally may not be diversified. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, REITs could possibly fail to qualify for tax-free pass-through of income under the Internal Revenue Code, or to maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower's or a lessee's ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments. In addition, even the larger REITs in the industry tend to be small to medium-sized companies in relation to the equity markets as a whole. Accordingly, REIT shares can be more volatile than — and at times will perform differently from - larger capitalization stocks such as those found in the Dow Jones Industrial Average.

Some REITs may have limited diversification and may be subject to risks inherent to investments in a limited number of properties, in a narrow geographic area, or in a single property type. Equity REITs may be affected by changes in underlying property values. Mortgage REITs may be affected by the quality of the credit extended. REITs also involve risks such as refinancing, interest rate fluctuations, changes in property values, general or specific economic risk on the real estate industry, dependency on management skills, and other risks similar to small company investing. Although a Fund is not allowed to invest in real estate directly, it may acquire real estate as a result of a default on the REIT securities it owns. A Fund, therefore, may be subject to certain risks associated with the direct ownership of real estate including difficulties in valuing and trading real estate, declines in the value of real estate, risks related to general and local economic conditions, adverse changes in the climate for real estate, environmental liability risks, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, limitation on rents, changes in neighborhood values, the appeal of properties to tenants and increases in interest rates.

In addition, because smaller-capitalization stocks are typically less liquid than larger capitalization stocks, REIT shares may sometimes experience greater share-price fluctuations than the stocks of larger companies.

REPURCHASE AGREEMENTS

A Fund may enter into domestic or foreign repurchase agreements with certain sellers pursuant to guidelines adopted by the Board.

A repurchase agreement, which provides a means for a Fund to earn income on uninvested cash for periods as short as overnight, is an arrangement under which the purchaser (i.e., the Fund) purchases a security, usually in the form of a debt obligation (the "Obligation") and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price. Repurchase agreements with foreign banks may be available with respect to government securities of the particular foreign jurisdiction. The custody of the Obligation will be maintained by a custodian appointed by the Fund. The Fund attempts to assure that the value of the purchased securities, including any accrued interest, will at all times exceed the value of the repurchase agreement. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the Fund together with the repurchase price upon repurchase. In either case, the income to the Fund is unrelated to the interest rate on the Obligation subject to the repurchase agreement.

A Fund will limit its investment in repurchase agreements maturing in more than seven days subject to a Fund's limitation on investments in illiquid securities.

In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, a Fund may encounter delays and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the Obligation. If the court characterizes the transaction as a loan and the Fund has not perfected a security interest in the Obligation, the Fund may be required to return the Obligation to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Fund would be at risk of losing some or all of the principal and income involved in the transaction. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security. In the event of the bankruptcy of the seller or the failure of the seller to repurchase the securities as agreed, a Fund could suffer losses, including loss of interest on or principal of the security and costs associated with delay and enforcement of the repurchase agreement. In addition, if the market value of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including accrued interest), the Fund will direct the seller of the Obligation to deliver additional securities so that the market value of all securities subject to the repurchase agreement equals or exceeds the repurchase price.

The Board has delegated to the Manager or Subadvisor the authority and responsibility to monitor and evaluate the Fund's use of repurchase agreements, including identification of sellers whom they believe to be creditworthy, and has authorized the Funds to enter into repurchase agreements with such sellers. As with any unsecured debt instrument purchased for the Funds, the Subadvisors seek to minimize the risk of loss from repurchase agreements by analyzing, among other things, sufficiency of the collateral.

For purposes of the 1940 Act, a repurchase agreement has been deemed to be a loan from a Fund to the seller of the Obligation. It is not clear whether a court would consider the Obligation purchased by the Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller.

RESTRICTED SECURITIES - RULE 144A SECURITIES AND SECTION 4(2) COMMERCIAL PAPER

Restricted securities have no ready market and are subject to legal restrictions on their sale (other than those eligible for resale pursuant to Rule 144A or Section 4(2) under the 1933 Act determined to be liquid pursuant to guidelines adopted by the Board). Difficulty in selling securities may result in a loss or be costly to a Fund. Restricted securities generally can be sold only in privately negotiated transactions, pursuant to an exemption from registration under the 1933 Act, or in a registered public offering. Where registration is required, the holder of an unregistered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time when a holder can sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the holder of a restricted security (e.g., the Fund) might obtain a less favorable price than prevailed when it decided to seek registration of the security.

Each Fund may invest in Rule 144A securities and in 4(2) commercial paper. Certain securities may only be sold subject to limitations imposed under federal securities laws. Among others, two categories of such securities are (1) restricted securities that may be sold only to certain types of purchasers pursuant to the limitations of Rule 144A under the Securities Exchange Act of 1934 ("Rule 144A securities") and (2) commercial debt securities that are not sold in a public offering and therefore exempt from registration under Section 4(2) of the 1933 Act ("4(2) commercial paper"). The resale limitations on these types of securities may affect their liquidity. The Board Members have the ultimate responsibility for determining whether specific securities are liquid or illiquid.

The Board Members have delegated the function of making day-to-day determinations of liquidity to the Manager or the Subadvisor, as the case may be, pursuant to guidelines approved by the Board Members.

The Manager or the Subadvisor takes into account a number of factors in determining whether a Rule 144A security being considered for purchase by a Fund is liquid. These factors include:

1. The frequency and size of trades and quotes for the Rule 144A security relative to the size of the Fund's holding;

2. The number of dealers willing to purchase or sell the 144A security and the number of other potential purchasers;

3. Dealer undertaking to make a market in the 144A security; and

4. The nature of the 144A security and the nature of the market for the 144A security (i.e., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer).

To the extent that the market for a Rule 144A security changes, a Rule 144A security originally determined to be liquid upon purchase may be determined to be illiquid.

To make the determination that an issue of 4(2) commercial paper is liquid, the Manager or Subadvisor may consider the following:

1. The 4(2) commercial paper is not traded flat or in default as to principal or interest (par is equal to the face amount or stated value of such security and not the actual value received on the open market);

2. The 4(2) commercial paper is rated:

  In one of the two highest rating categories by at least two NRSROs; or

  If only one NRSRO rates the security, the 4(2) commercial paper is rated in one of the two highest rating categories by that NRSRO; or

  If the security is unrated, the Manager or Subadvisor has determined that the security is of equivalent quality based on factors commonly used by rating agencies; and

3. There is a viable trading market for the specific security, taking into account all relevant factors (e.g., whether the security is the subject of a commercial paper program that is administered by an issuing and paying agent bank and for which there exists a dealer willing to make a market in the security, the size of trades relative to the size of the Fund's holding or whether the 4(2) commercial paper is administered by a direct issuer pursuant to a direct placement program).

REVERSE REPURCHASE AGREEMENTS

A Fund may enter into reverse repurchase agreements with banks or broker-dealers, which involve the sale of a security by a Fund and its agreement to repurchase the instrument at a specified time and price. Under a reverse repurchase agreement, the Fund continues to receive any principal and interest payments on the underlying security during the term of the agreement. These agreements involve the sale of debt securities, or Obligations, held by a Fund, with an agreement to repurchase the Obligations at an agreed upon price, date and interest payment. The proceeds will be used to purchase other debt securities either maturing, or under an agreement to resell, at a date simultaneous with or prior to the expiration of the reverse repurchase agreement. Reverse repurchase agreements will be utilized, when permitted by law, only when the interest income to be earned from the investment of the proceeds from the transaction is greater than the interest expense of the reverse repurchase transaction.

Each Fund will limit its investments in reverse repurchase agreements and other borrowing to no more than 33 1/3%, or as otherwise limited herein, of its total assets. While a reverse repurchase agreement is outstanding, the Funds will maintain liquid assets in an amount at least equal in value to the Funds' commitments to cover their obligations under the agreement.

The use of reverse repurchase agreements by a Fund creates leverage that increases a Fund's investment risk. If the income and gains on securities purchased with the proceeds of reverse repurchase agreements exceed the cost of the agreements, the Fund's earnings or NAV will increase faster than otherwise would be the case; conversely, if the income and gains fail to exceed the costs, earnings or NAV would decline faster than otherwise would be the case.

If the buyer of the Obligation subject to the reverse repurchase agreement becomes bankrupt, realization upon the underlying securities may be delayed and there is a risk of loss due to any decline in their value.

SHORT SALES

Applicable to Funds of Eclipse Trust and Eclipse Funds Inc. only. Certain Funds may engage in short sales, including short sales against the box. Short sales are transactions in which a Fund sells a security it does not own in anticipation of a decline in the market value of that security. A short sale against the box is a short sale where at the time of the sale, the Fund owns or has the right to obtain securities equivalent in kind and amounts. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay to the lender amounts equal to any dividend which accrues during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. There will also be other costs associated with short sales.

A Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium or amounts in lieu of interest the Fund may be required to pay in connection with a short sale, and will be also decreased by any transaction or other costs.

Until a Fund replaces a borrowed security in connection with a short sale, the Fund will (a) segregate cash or liquid assets at such a level that the segregated assets plus any amount deposited with the broker as collateral will equal the current value of the security sold short or (b) otherwise cover its short position in accordance with applicable law.

There is no guarantee that a Fund will be able to close out a short position at any particular time or at an acceptable price. During the time that a Fund is short a security, it is subject to the risk that the lender of the security will terminate the loan at a time when the Fund is unable to borrow the same security from another lender. If that occurs, the Fund may be "bought in" at the price required to purchase the security needed to close out the short position, which may be a disadvantageous price.

In addition to the short sales discussed above, the Funds may make short sales "against the box," a transaction in which a Fund enters into a short sale of a security that the Fund owns or has the right to obtain at no additional cost. The Fund does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. If a Fund effects a short sale of securities against the box at a time when it has an unrealized gain on the securities, it may be required to recognize that gain as if it had actually sold the securities (as a "constructive sale") on the date it effects the short sale. However, such constructive sale treatment may not apply if the Fund closes out the short sale with securities other than the appreciated securities held at the time of the short sale and if certain other conditions are satisfied.

SHORT SALES AGAINST THE BOX

Applicable to Funds of MainStay Trust only.

A Fund may engage in short sales, which are transactions in which a Fund sells through a broker a security it does not own in anticipation of a possible decline in market price. Each of the Funds will only enter into short sales "against the box," and such transactions will be limited to involve no more than 25% of a Fund's total assets. A short sale against the box is a short sale in which, at the time of the short sale, a Fund owns or has the right to obtain securities equivalent in kind and amount. A Fund may enter into a short sale against the box among other reasons, to hedge against a possible market decline in the value of a security owned by the Fund. If the value of a security sold short against the box increases, the Fund would suffer a loss when it purchases or delivers to the selling broker the security sold short. The proceeds of the short sale are retained by the broker pursuant to applicable margin rules. The maintained liquid assets are pledged to the broker pursuant to applicable margin rules. If a broker, with which the Fund has open short sales, were to become bankrupt, a Fund could experience losses or delays in recovering gains on short sales. MacKay Shields maintains internal restrictions on selling short securities that are held long by other funds or accounts that it manages. Therefore, if a Fund is subadvised by MacKay Shields, its ability to sell short certain securities may be restricted.

STRIPPED SECURITIES

Stripped securities are the separate income or principal components of a debt security. The risks associated with stripped securities are similar to those of other debt securities, although stripped securities may be more volatile, and the value of certain types of stripped securities may move in the same direction as interest rates. U.S. Treasury securities that have been stripped by a Federal Reserve Bank are obligations issued by the U.S. Treasury.

Privately stripped government securities are created when a dealer deposits a U.S. Treasury security or other U.S. government security with a custodian for safekeeping. The custodian issues separate receipts for the coupon payments and the principal payment, which the dealer then sells.

A number of banks and brokerage firms have separated ("stripped") the principal portions ("corpus") from the coupon portions of the U.S. Treasury bonds and notes and sold them separately in the form of receipts or certificates representing undivided interests in these instruments (which instruments are generally held by a bank in a custodial or trust account). The investment and risk characteristics of "zero coupon" Treasury securities described below under "U.S. Government Securities" are shared by such receipts or certificates. The staff of the SEC has indicated that receipts or certificates representing stripped corpus interests in U.S. Treasury securities sold by banks and brokerage firms should not be deemed U.S. government securities but rather securities issued by the bank or brokerage firm involved.

SWAP AGREEMENTS

A Fund may enter into interest rate, index and currency exchange rate swap agreements for purposes of attempting to obtain a particular desired return at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return or for other portfolio management purposes. A Fund may enter into swap agreements, including credit default swaps for certain Funds, only to the extent that obligations under such agreements represent not more than 10% of the Fund's total assets (or 15% of the total assets for Funds of Eclipse Trust and Eclipse Funds Inc., as well as the MainStay Diversified Income Fund and MainStay Global High Income Fund which are part of MainStay Trust). Swap agreements can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease a Fund's exposure to long- or short-term interest rates (in the United States or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. Swap agreements can take many different forms and are known by a variety of names.

Additionally, certain Funds may enter into equity swap transactions, interest rate swap transactions or credit default swap transactions consistent with their investment objective and policies. Most swap agreements entered into by a Fund would calculate the obligations of the parties to the agreements on a "net" basis. Consequently, a Fund's obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). A Fund's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of liquid assets to avoid any potential leveraging of the Fund's portfolio.

Each Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of that Fund's total assets. The Adviser will consider, among other factors, creditworthiness, size, market share, execution ability, pricing and reputation in selecting swap counterparties for the Funds.

Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. The "notional amount" of the swap agreement is only a fictive basis on which to calculate the obligations that the parties to a swap agreement have agreed to exchange. An equity swap is a two-party contract that generally obligates one party to pay the positive return and the other party to pay the negative return on a specified reference security, basket of securities, security index or index component ("asset") during the period of the swap. The payments based on the reference asset may be adjusted for transaction costs, interest payments, the amount of dividends paid on the referenced asset or other economic factors.

Whether a Fund's use of swap agreements will be successful in furthering its investment objective will depend on the Manager's or Subadvisor's ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. If such securities are determined to be illiquid, then a Fund will limit its investment in these securities subject to its limitation on investments in illiquid securities. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Manager or Subadvisor will cause a Fund to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the Fund's repurchase agreement guidelines. Certain restrictions imposed on the Funds by the Internal Revenue Code may limit the Funds' ability to use swap agreements. A Fund may be able to eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Swap agreements can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease a Fund's exposure to long- or short-term interest rates (in the United States or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. Swap agreements can take many different forms and are known by a variety of names.

A Fund's ability to enter into certain swap transactions may be limited by tax considerations.

Certain swap agreements are largely excluded from regulation under the Commodity Exchange Act ("CEA") and, therefore, are not regulated as futures or commodity option transactions under the CEA. To qualify for this exclusion, a swap agreement must be entered into by "eligible contract participants," which include financial institutions, investment companies subject to regulation under the 1940 Act and the following, provided the participants' total assets exceed established levels: commodity pools, corporations, partnerships, proprietorships, organizations, trusts or other entities, employee benefit plans, governmental entities, broker-dealers, futures commission merchants, natural persons, or regulated foreign persons. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employee benefit plans must have assets exceeding $5 million. In addition, an eligible swap transaction must be subject to individual negotiation by the parties and may not be executed or traded on trading facilities other than qualifying electronic trading facilities.

Equity Swaps (Total Return Swaps / Index Swaps). Equity swap contracts may be structured in different ways. For example, when a Fund takes a long position, the counterparty may agree to pay the Fund the amount, if any, by which the notional amount of the equity swap would have increased in value had it been invested in a particular stock (or group of stocks), plus the dividends that would have been received on the stock. In these cases, the Fund may agree to pay to the counterparty interest on the notional amount of the equity swap plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such stock. Therefore, in this case the return to the Fund on the equity swap should be the gain or loss on the notional amount plus dividends on the stock less the interest paid by the Fund on the notional amount. In other cases, when the Fund takes a short position, a counterparty may agree to pay the Fund the amount, if any, by which the notional amount of the equity swap would have decreased in value had the Fund sold a particular stock (or group of stocks) short, less the dividend expense that the Fund would have paid on the stock, as adjusted for interest payments or other economic factors. In these situations, the Fund may be obligated to pay the amount, if any, by which the notional amount of the swap would have increased in value had it been invested in such stock.

Equity swaps normally do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to equity swaps is normally limited to the net amount of payments that a Fund is contractually obligated to make. If the other party to an equity swap defaults, a Fund's risk of loss consists of the net amount of payments that such Fund is contractually entitled to receive, if any. Inasmuch as these transactions are offset by segregated cash or liquid assets to cover the Funds' current obligations (or are otherwise covered as permitted by applicable law), the Funds and New York Life Investments believe that transactions do not constitute senior securities under the Act and, accordingly, will not treat them as being subject to a Fund's borrowing restrictions.

Equity swaps are derivatives and their value can be very volatile. To the extent that the Manager, or Subadvisor does not accurately analyze and predict future market trends, the values of assets or economic factors, a Fund may suffer a loss, which may be substantial. The swap markets in which many types of swap transactions are traded have grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents. As a result, the markets for certain types of swaps have become relatively liquid.

Interest Rate Swaps. An interest rate swap is an agreement between two parties (known as counterparties) where one stream of future interest payments is exchanged for another based on a specified principal amount. Interest rate swaps often exchange a fixed payment for a floating payment that is linked to an interest rate (most often the LIBOR). A company will typically use interest rate swaps to limit, or manage, its exposure to fluctuations in interest rates, or to obtain a marginally lower interest rate than it would have been able to get without the swap.

Swap agreements will tend to shift a Fund's investment exposure from one type of investment to another. For example, if a Fund agreed to pay fixed rates in exchange for floating rates while holding fixed-rate bonds, the swap would tend to decrease the Fund's exposure to long-term interest rates. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund's investments and its share price and yield. The most significant factor in the performance of swap agreements is the change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from a Fund. If a swap agreement calls for payments by a Fund, the Fund must be prepared to make such payments when due.

Credit Default Swaps. To the extent consistent with its investment objectives and subject to the Funds' general limitations on investing in swap agreements, certain Funds may invest in credit default swaps. Credit default swaps are contracts whereby one party, the protection "buyer," makes periodic payments to a counterparty, the protection "seller," in exchange for the right to receive from the seller a payment equal to the par (or other agreed-upon value (the "value") of a particular debt obligation (the "referenced debt obligation") in the event of a default by the issuer of that debt obligation. A credit default swap may use one or more securities that are not currently held by a Fund as referenced debt obligations. A Fund may be either the buyer or the seller in the transaction. The use of credit default swaps may be limited by a Fund's limitations on illiquid investments. When used for hedging purposes, a Fund would be the buyer of a credit default swap contract. In that case, the Fund would be entitled to receive the value of a referenced debt obligation from the seller in the event of a default by a third party, such as a U.S. or non-U.S. issuer, on the debt obligation. In return, the Fund would pay to the seller a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would have spent the stream of payments and received no benefit from the contract. Credit default swaps involve the risk that, in the event that the Fund's Manager or Subadvisor incorrectly evaluates the creditworthiness of the issuer on which the swap is based, the investment may expire worthless and would generate income only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). They also involve credit risk - that the seller may fail to satisfy its payment obligations to the Fund in the event of a default.

When a Fund is the seller of a credit default swap contract, it receives the stream of payments but is obligated to pay upon default of the referenced debt obligation. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total assets, the Fund would be subject to investment exposure on the notional amount of the swap. In connection with credit default swaps in which a Fund is the seller, the Fund will maintain appropriate liquid assets, or enter into offsetting positions.

In addition to the risks applicable to derivatives generally, credit default swaps involve special risks because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

TEMPORARY DEFENSIVE POSITION; CASH EQUIVALENTS

In times of unusual or adverse market, economic or political conditions, for temporary defensive purposes, each Fund may invest outside the scope of its principal investment focus. Under such conditions, a Fund may not invest in accordance with its investment objective or investment strategies, including substantially reducing or eliminating its short positions, and, as a result, there is no assurance that the Fund will achieve its investment objective. Under such conditions, a Fund may invest without limit in cash and cash equivalents. These include, but are not limited to: short-term obligations issued or guaranteed as to interest and principal by the U.S. government or any agency or instrumentality thereof (including repurchase agreements collateralized by such securities; see "Repurchase Agreements" and "Reverse Repurchase Agreements" for a description of the characteristics and risks of repurchase agreements and reverse repurchase agreements); obligations of banks (certificates of deposit ("CDs"), bankers' acceptances and time deposits) and obligations of other banks or S&Ls if such obligations are federally insured; commercial paper (as described in this SAI); investment grade corporate debt securities or money market instruments, for this purpose including U.S. government securities having remaining maturities of one year or less; and other debt instruments not specifically described above if such instruments are deemed by the Manager or Subadvisor to be of comparable high quality and liquidity. In addition, the MainStay Global High Income Fund and MainStay International Equity Fund may hold foreign cash and cash equivalents.

Also, a portion of each Fund's assets may be maintained in money market instruments as described above in such amount as the Manager or Subadvisor deems appropriate for cash reserves.

TO-BE-ANNOUNCED("TBA") PURCHASE COMMITMENTS

TBA or "to-be-announced"purchase commitments are commitments to purchase mortgage-backed securities for a fixed price at a future date. At the time of purchase, the seller does not specify the particular mortgage-backed securities to be delivered. Instead, the Fund agrees to accept any mortgage-backed security that meets specified terms. Thus, the Fund and the seller would agree upon the issuer, interest rate and terms of the underlying mortgages, but the seller would not identify the specific underlying mortgages until shortly before it issues the mortgage-backed security.

Unsettled TBA purchase commitments are valued at the current market value of the underlying securities. The Fund will set aside cash or other liquid assets in an amount equal to 100% of its commitment to purchase securities on a to be announced basis. These assets will be marked-to-market daily, and the Fund will increase the aggregate value of the assets, as necessary, to ensure that the assets are at least equal to 100% of the amount of the Fund's commitments. On delivery for such transactions, the Fund will meet its obligations from maturities or sales of the segregated securities and/or from cash flow.

TBA purchase commitments may be considered securities in themselves, and purchasing a security on a to be announced basis can involve the risk that the market price at the time of delivery may be lower than the agreed-upon purchase price, in which case there could be an unrealized loss at the time of delivery. Default by or bankruptcy of the counterparty to a TBA transaction would expose the Fund to possible loss because of adverse market action and expenses or delays in connection with the purchase of the mortgage-backed securities specified in the TBA transaction. Mortgage-backed securities purchased on a to be announced basis increase interest rate risks to the Fund because the underlying mortgages may be less favorable than anticipated. No interest or dividends accrue to the purchaser prior to the settlement date.

U.S. GOVERNMENT SECURITIES

Securities issued or guaranteed by the United States government or its agencies or instrumentalities include various U.S. Treasury securities, which differ only in their interest rates, maturities and times of issuance. U.S. Treasury bills have initial maturities of one year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years. Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, such as GNMA pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Other securities, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury. Additionally, other securities, such as those issued by FNMA, are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality while others, such as those issued by the Student Loan Marketing Association, are supported only by the credit of the agency or instrumentality. U.S. government securities also include government-guaranteed mortgage-backed securities.

While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, and it is not so obligated by law. Because the U.S. government is not obligated by law to provide support to an instrumentality it sponsors, a Fund will invest in obligations issued by such an instrumentality only if the Manager or Subadvisor determines that the credit risk with respect to the instrumentality does not make its securities unsuitable for investment by a Fund.

U.S. government securities do not generally involve the credit risks associated with other types of interest bearing securities. As a result, the yields available from U.S. government securities are generally lower than the yields available from other interest bearing securities. Like other fixed-income securities, the values of U.S. government securities change as interest rates fluctuate. When interest rates decline, the values of U.S. government securities can be expected to increase, and when interest rates rise, the values of U.S. government securities can be expected to decrease.

VARIABLE RATE DEMAND NOTES ("VRDNS")

The MainStay Tax Free Bond Fund may invest in tax-exempt obligations that contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest upon a short notice period prior to specified dates, generally at 30, 60, 90, 180 or 365-day intervals. The interest rates are adjustable at various intervals to the prevailing market rate for similar investments. This adjustment formula is calculated to maintain the market value of the VRDN at approximately the par value of the VRDN on the adjustment date. The adjustments are typically based upon the prime rate of a bank or some other appropriate interest rate adjustment index.

The MainStay Tax Free Bond Fund may also invest in VRDNs in the form of participation interests ("Participating VRDNs") in variable rate tax-exempt obligations held by a financial institution, typically a commercial bank ("Institution"). Participating VRDNs provide the MainStay Tax Free Bond Fund with a specified undivided interest (up to 100%) of the underlying obligation and the right to demand payment of the unpaid principal balance plus accrued interest on the Participating VRDNs from the Institution upon a specified number of days' notice, not to exceed seven days. In addition, the Participating VRDN is backed up by an irrevocable letter of credit or guaranty of the Institution. The MainStay Tax Free Bond Fund has an undivided interest in the underlying obligation and thus participates on the same basis as the Institution in such obligation, except that the Institution typically retains fees out of the interest paid or the obligation for servicing the obligation, providing the letter of credit and issuing the repurchase commitment.

Floating rate and variable rate demand notes that have a stated maturity in excess of one year may have features that permit the holder to recover the principal amount of the underlying security at specified intervals not exceeding one year and upon no more than 30 days' notice. The issuer of that type of note normally has a corresponding right in its discretion, after a given period, to prepay the outstanding principal amount of the note plus accrued interest. Generally, the issuer must provide a specified number of days' notice to the holder.

If an issuer of a variable rate demand note defaulted on its payment obligation, the MainStay Tax Free Bond Fund might be unable to dispose of the note and a loss would be incurred to the extent of the default.

WARRANTS

To the extent that a Fund invests in equity securities, the Funds may invest in warrants. The holder of a warrant has the right to purchase a given number of shares of a particular issuer at a specified price until expiration of the warrant. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move in tandem with the prices of the underlying securities, and are speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. If a warrant is not exercised by the date of its expiration, the Fund will lose its entire investment in such warrant.

WHEN-ISSUED SECURITIES

Each Fund may from time to time purchase securities on a "when-issued" basis. When purchasing a security on a when-issued basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. Debt securities, including municipal securities, are often issued in this manner. The price of such securities, which may be expressed in yield terms, is fixed at the time a commitment to purchase is made, but delivery of and payment for the when-issued securities take place at a later date. Normally, the settlement date occurs within one month of the purchase (60 days for municipal bonds and notes). During the period between purchase and settlement, no payment is made by a Fund and no interest accrues to the Fund. To the extent that assets of a Fund are held in cash pending the settlement of a purchase of securities, that Fund would earn no income; however, it is the Funds' intention that each Fund will be fully invested to the extent practicable and subject to the policies stated herein and in the Prospectus. Although when-issued securities may be sold prior to the settlement date, each Fund intends to purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons.

When-issued transactions are entered into in order to secure what is considered to be an advantageous price and yield to a Fund and not for purposes of leveraging the Fund's assets. However, a Fund will not accrue any income on these securities prior to delivery. The value of when-issued securities may vary prior to and after delivery depending on market conditions and changes in interest rate levels. There is a risk that a party with whom a Fund has entered into such transactions will not perform its commitment, which could result in a gain or loss to the Fund.

The Funds do not believe that a Fund's NAV per share or income will be exposed to additional risk by the purchase of securities on a when-issued basis. At the time a Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the amount due and the value of the security in determining the Fund's NAV per share. The market value of the when-issued security may be more or less than the purchase price payable at the settlement date. Liquid assets are maintained to cover "senior securities transactions" which may include, but are not limited to, the Fund's commitments to purchase securities on a when-issued basis. The value of a Fund's "senior securities" holdings are marked-to-market daily to ensure proper coverage. Such securities either will mature or, if necessary, be sold on or before the settlement date.

ZERO COUPON BONDS

The Funds may purchase zero coupon bonds, which are debt obligations issued without any requirement for the periodic payment of interest. Zero coupon bonds are issued at a significant discount from their face value. The discount approximates the total amount of interest the bonds would accrue and compound over the period until maturity at a rate of interest reflecting the market rate at the time of issuance. Because interest on zero coupon obligations is not paid to the Fund on a current basis but is, in effect, compounded, the value of the securities of this type is subject to greater fluctuations in response to changing interest rates than the value of debt obligations that distribute income regularly. Zero coupon bonds tend to be subject to greater market risk than interest paying securities of similar maturities. The discount represents income, a portion of which a Fund must accrue and distribute every year even though the Fund receives no payment on the investment in that year. Zero coupon bonds tend to be more volatile than conventional debt securities.

BOARD MEMBERS AND OFFICERS

MANAGEMENT

The Board Members oversee the MainStay Group of Funds, the Manager, the Subadvisors and elect the officers of the Funds who are responsible for the day to day operations of the Funds. Information pertaining to the Board Members and officers is set forth below. Each Board Member serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The Retirement Policy provides that a Board Member shall tender his or her resignation upon reaching age 72. A Board Member reaching the age of 72 may continue for additional one year periods with the approval of the Board's Nominating and Governance Committee.Officers serve a term of one year and are elected annually by the Board Members. The business address of each Board Member and officer listed below is 51 Madison Avenue, New York, New York 10010.

NAME AND DATE OF BIRTH	TERM OF OFFICE, POSITION(S) HELD AND LENGTH OF SERVICE	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY BOARD MEMBER	OTHER DIRECTORSHIPS HELD BY BOARD MEMBER
John Y. Kim 9/24/60*	Indefinite; MainStay Trust: Trustee since September 2008 Eclipse Trust: Trustee since September 2008 Eclipse Funds Inc.: Director since September 2008	Member of the Board of Managers and President and Chief Executive Officer (since April 2008) of New York Life Investment Management LLC and New York Life Investment Management Holdings LLC; Member of the Board of Managers, MacKay Shields LLC (since April 2008); Chairman of the Board, Institutional Capital LLC, Madison Capital LLC, McMorgan & Company LLC, Chairman and Chief Executive Officer, NYLIFE Distributors LLC and Chairman of the Board of Managers, NYLCAP Manager, LLC (since April 2008); President, Prudential Retirement, a business unit of Prudential Financial, Inc. (2002 to 2007)	65	Director, ICAP Funds, Inc. since September 2008 (4 funds); Director, MainStay VP Series Fund, Inc. since September 2008 (20 portfolios); Trustee, MainStay Funds Trust since April 2009 (4 funds)
*

This Board Member is considered to be an "interested person" of the MainStay Group of Funds within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Madison Square Investors LLC, MacKay Shields LLC, Institutional Capital LLC, Epoch Investment Partners, Inc., Markston International, LLC, Winslow Capital Management, Inc., NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled "Principal Occupation(s) During the Past Five Years."

NAME AND DATE OF BIRTH	TERM OF OFFICE, POSITION(S) HELD AND LENGTH OF SERVICE	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY BOARD MEMBER	OTHER DIRECTORSHIPS HELD BY BOARD MEMBER
Susan B. Kerley 8/12/51	Indefinite; MainStay Trust: Chairman and Board Member since 2007 Eclipse Trust: Chairman since 2005, and Trustee since 2000 Eclipse Funds Inc.: Chairman since 2005 and Director since 1990	President, Strategic Management Advisors LLC (since 1990)	65	Chairman and Director, ICAP Funds, Inc., since 2006 (4 funds); Chairman and Director, MainStay VP Series Fund, Inc., since 2007 (20 portfolios); Chairman and Trustee, MainStay Funds Trust since April 2009 (4 funds); Trustee, Legg Mason Partners Funds, Inc., since 1991 (68 portfolios)
Alan R. Latshaw 3/27/51	Indefinite; MainStay Trust: Trustee and Audit Committee Financial Expert since 2006 Eclipse Trust: Trustee and Audit Committee Financial Expert since 2007 Eclipse Funds Inc.: Director and Audit Committee Financial Expert since 2007	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	65	Director and Audit Committee Financial Expert, ICAP Funds, Inc., since 2007 (4 funds); Director, MainStay VP Series Fund, Inc., since 2007 (20 portfolios); Trustee, MainStay Funds Trust since April 2009 (4 funds); Trustee, State Farm Associates Funds Trusts since 2005 (3 portfolios); Trustee, State Farm Mutual Fund Trust since 2005 (15 portfolios); Trustee, State Farm Variable Product Trust since 2005 (9 portfolios)
Peter Meenan 12/5/41	Indefinite; MainStay Trust: Trustee since 2007 Eclipse Trust: Trustee since 2002 Eclipse Funds Inc.: Director since 2002	Independent Consultant; President and Chief Executive Officer, Babson – United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	65	Director, ICAP Funds, Inc., since 2006 (4 funds); Director, MainStay VP Series Fund, Inc. since 2007 (20 portfolios); Trustee, MainStay Funds Trust since April 2009 (4 funds)
Richard H. Nolan, Jr. 11/16/46	Indefinite; MainStay Trust: Trustee since 2007 Eclipse Trust: Trustee since 2007 Eclipse Funds Inc.: Director since 2007	Managing Director, ICC Capital Management; President – Shields/Alliance, Alliance Capital Management (1994 to 2004)	65	Director, ICAP Funds, Inc., since 2007 (4 funds); Director, MainStay VP Series Fund, Inc., since 2006 (20 portfolios); Trustee, MainStay Funds Trust since April 2009 (4 funds)
Richard S. Trutanic 2/13/52	Indefinite; MainStay Trust: Trustee since 1994 Eclipse Trust: Trustee since 2007 Eclipse Funds Inc.: Director since 2007	Chairman (1990 to present) and Chief Executive Officer (1990 to 1999 and since 2004), Somerset & Company (financial advisory firm); Managing Director and Advisor, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Member of the Board, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	65	Director, ICAP Funds, Inc., since 2007 (4 funds); Director, MainStay VP Series Fund, Inc., since 2007 (20 portfolios); Trustee, MainStay Funds Trust since April 2009 (4 funds)
Roman L. Weil 5/22/40	Indefinite; MainStay Trust: Trustee and Audit Committee Financial Expert since 2007 Eclipse Trust: Trustee and Audit Committee Financial Expert since 2007 Eclipse Funds Inc.: Director and Audit Committee Financial Expert since 2007	V. Duane Rath Professor of Accounting, Graduate School of Business, University of Chicago; President, Roman L. Weil Associates, Inc. (consulting firm); Board Member and Chairman of the Board, Ygomi LLC (information and communications company)	65	Director, ICAP Funds, Inc., since 2007 (4 funds); Director, MainStay VP Series Fund, Inc., since 1994 (20 portfolios); Trustee, MainStay Funds Trust since April 2009 (4 funds)
John A. Weisser 10/22/41	Indefinite; MainStay Trust: Trustee since 2007 Eclipse Trust: Trustee since 2007 Eclipse Funds Inc.: Director since 2007	Retired. Managing Director of Salomon Brothers, Inc. (1971 to 1995)	65	Director, ICAP Funds, Inc., since 2007 (4 funds); Director, MainStay VP Series Fund, Inc., since 1997 (20 portfolios); Trustee, MainStay Funds Trust since April 2009 (4 funds); Trustee, Direxion Funds (30 portfolios) and Direxion Insurance Trust (3 portfolios) since 2007; Trustee, Direxion Shares ETF Trust, since 2008 (8 portfolios)

OFFICERS (WHO ARE NOT BOARD MEMBERS)*
NAME AND DATE OF BIRTH	POSITION(S) HELD AND LENGTH OF SERVICE	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer since 2007	Assistant Treasurer, New York Life Investment Management Holdings LLC (since July 2008); Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay VP Series Fund, Inc. and ICAP Funds, Inc. (since 2007), and MainStay Funds Trust (since April 2009); Vice President, Prudential Investments (2000 to 2007); Assistant Treasurer, JennisonDryden Family of Funds, Target Portfolio Trust, The Prudential Series Fund and American Skandia Trust (2006 to 2007); Treasurer and Principal Financial Officer, The Greater China Fund (2007)
Jeffrey A. Engelsman 9/28/67	Vice President and Chief Compliance Officer since January 2009	Managing Director, Compliance (since 2009), Director and Associate General Counsel, New York Life Investment Management LLC (2005 to 2008); Assistant Secretary, NYLIFE Distributors LLC (2006 to 2008); Vice President and Chief Compliance Officer, ICAP Funds, Inc. (since January 2009), and MainStay Funds Trust (since April 2009); Assistant Secretary, The MainStay Funds and ICAP Funds, Inc. (2006 to 2008); Assistant Secretary, Eclipse Funds, Eclipse Funds, Inc., and MainStay VP Series Fund, Inc. (2005 to 2008); Director and Senior Counsel, Deutsche Asset Management (1999 to 2005)
Stephen P. Fisher 2/22/59	President since 2007	President and Chief Executive Officer, NYLIFE Distributors LLC (since 2008); Chairman of the Board, NYLIM Service Company (since 2008); Senior Managing Director and Chief Marketing Officer, New York Life Investment Management LLC (since 2005); Managing Director – Retail Marketing, New York Life Investment Management LLC (2003 to 2005); President, MainStay VP Series Fund, Inc. and ICAP Funds, Inc. (since 2007), and MainStay Funds Trust (since April 2009); Managing Director, UBS Global Asset Management (1999 to 2003)
Scott T. Harrington 2/8/59	Vice President — Administration since 2005	Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Executive Vice President, New York Life Trust Company and New York Life Trust Company, FSB (since 2006); Vice President—Administration, MainStay VP Series Fund, Inc. (since 2005), ICAP Funds, Inc. (since 2006) and MainStay Funds Trust (since April 2009)
Marguerite E. H. Morrison 3/26/56	Chief Legal Officer since 2008 and Secretary since 2004	Vice President, Associate General Counsel and Assistant Secretary, New York Life Insurance Company (since 2008); Managing Director, Associate General Counsel and Assistant Secretary, New York Life Investment Management LLC (since 2004); Managing Director and Secretary, NYLIFE Distributors LLC; Secretary, NYLIM Service Company (since 2008); Assistant Secretary, New York Life Investment Management Holdings LLC (since 2008); Chief Legal Officer (since 2008) and Secretary, MainStay VP Series Fund, Inc. (since 2004), ICAP Funds, Inc. (since 2006) and MainStay Funds Trust (since April 2009); Chief Legal Officer—Mutual Funds and Vice President and Corporate Counsel, The Prudential Insurance Company of America (2000 to 2004)
*

The Officers listed above are considered to be "interested persons" of the MainStay Group of Funds within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company, New York Life Investment Management LLC, Madison Square Investors LLC, MacKay Shields LLC, Institutional Capital LLC, Epoch Investment Partners, Inc., Markston International, LLC, Winslow Capital Management, Inc., Eclipse Funds, Eclipse Funds Inc., The MainStay Funds, MainStay VP Series Fund, Inc., ICAP Funds, Inc., MainStay Funds Trust, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned "Principal Occupation(s) During Past Five Years." Officers are elected annually by the Board to serve a one year term.

BOARD MEMBERS

The Board oversees the Funds, the Manager and the Subadvisors. The committees of the Board include the Audit Committee, the Contracts Committee, the Investment Committee, and the Nominating and Governance Committee. The Board also established a Valuation Committee and Valuation Subcommittee, which may include members who are not Board Members.

Audit Committee. The purposes of the Audit Committee, which meets at least twice annually, are to oversee the Funds' processes for accounting, auditing, financial reporting, and related internal controls and compliance with applicable laws and regulations. The members of the Audit Committee include Alan R. Latshaw (Chairman), Susan B. Kerley and Roman L. Weil. The Committee held 6 meetings during the fiscal year ended October 31, 2008.

Contracts Committee. The purposes of the Contracts Committee, which meets on an as needed basis, are to assist the Board in overseeing contracts to which the Funds are or are proposed to be parties and to ensure that the interests of the Funds and their shareholders are served by the terms of these contracts. The Committee will oversee the process of evaluating new contracts, reviewing existing contracts on a periodic basis and may, at its discretion or at the request of the Board, make recommendations to the Board with respect to any contracts affecting the Funds. The members of the Contracts Committee include Peter Meenan (Chairman), Richard H. Nolan, Jr., Richard S. Trutanic and John A. Weisser, Jr. The Contracts Committee held 4 meetings during the fiscal year ended October 31, 2008.

Investment Committee. The purposes of the Investment Committee, which meets on a quarterly basis, are to assist the Board in overseeing the portfolio management, performance and brokerage practices relating to the Funds and to consider any proposals that the Manager may make from time to time concerning the Funds offered for investment. The members of the Investment Committee are Richard H. Nolan, Jr. (Chairman), Alan R. Latshaw, Susan B. Kerley, Peter Meenan, Richard S. Trutanic, Roman L. Weil and John A. Weisser, Jr. The Investment Committee held 4 meetings during the fiscal year ended October 31, 2008.

Nominating and Governance Committee. The purposes of the Nominating and Governance Committee, which meets on an as needed basis, are to: (1) make recommendations to the Board with respect to the effectiveness of the Board in carrying out its responsibilities in governing the Funds and overseeing the management of the Funds; (2) make recommendations to the Board regarding (a) its size, structure and composition; (b) qualifications for Board membership; and (c) compensation for Board Members; (3) identify and recommend qualified individuals for Board membership and for the chairmanship of the Board; (4) make recommendations to the Board with respect to the Board's committee structure, committee membership and chairmanship; and (5) oversee the self-assessment of the Board, its committees and its members. The members of the Nominating and Governance Committee are John A. Weisser, Jr. (Chairman), Alan R. Latshaw, Susan B. Kerley, Peter Meenan, Richard H. Nolan, Jr., Richard S. Trutanic and Roman L. Weil. The Committee held 5 meetings during the fiscal year ended October 31, 2008.

The Nominating and Governance Committee has adopted Policies for Consideration of Board Member candidates (the "Candidate Policy"), formal policies on the consideration of Board member candidates, including nominees recommended by shareholders. The Nominating and Governance Committee may solicit suggestions for nominations from any source, which it deems appropriate, including independent consultants engaged specifically for such a purpose.

Shareholders or shareholder groups submitting candidates to the Nominating and Governance Committee must show that the candidate satisfies the Nominating and Governance Committee qualifications for submission, at the time of submitting the candidate to the attention of the Funds' Secretary, who will provide all qualified submissions to the Nominating and Governance Committee. This submission to the Secretary of the Funds must include: (a) Contact information for the nominating shareholder or shareholder group; (b) a certification from the nominating shareholder or shareholder group which provides the number of shares which the person or group has: (i) sole power to vote or direct the vote; (ii) shared power to vote or direct the vote; (iii) sole power to dispose or direct the disposition of such shares; and (iv) shared power to dispose or direct the disposition of such shares and (v) stating that the shares have been held continuously for at least two years as of the date of the nomination; (c) the candidate's contact information and the number of applicable Fund shares owned by the candidate; (d) all information regarding the candidate that would be required to be disclosed in solicitations of proxies for elections of directors required by Regulation 14A under the Securities Exchange Act of 1934, as amended; and (e) a notarized letter executed by the candidate, stating his or her intention to serve as a candidate and be named in the Funds' proxy statement, if so designated by the Nominating and Governance Committee and the Funds' Board. It shall be in the Nominating and Governance Committee's sole discretion whether to seek corrections of a deficient submission or to exclude a candidate from consideration.

Valuation Committee. The purposes of the Valuation Committee are to oversee the implementation of the Funds' valuation procedures and to make fair value determinations on behalf of the Board as specified in such valuation procedures. The members of the Valuation Committee include: Jack R. Benintende (Chairman), Christopher C. Andersen, Jeffrey A. Engelsman, Susan B. Kerley, Alan R. Latshaw, Peter Meenan,MargueriteE.H.Morrison, Richard H. Nolan, Jr., Richard S. Trutanic, Roman L. Weil, John A. Weisser, Jr.and Jae Yoon. The Committee meets as often as necessary to ensure that each action taken by the Valuation Subcommittee is reviewed within a calendar quarter of such action. The Committee held 4 meetings during the fiscal year ended October 31, 2008.

Valuation Subcommittee. The purpose of the Valuation Subcommittee, which meets on an as needed basis, is to establish prices of securities for which market quotations are not readily available or the prices of which are not often readily determinable pursuant to the Funds' valuation procedures. Meetings may be held in person or by telephone conference call. The Subcommittee may also take action via electronic mail in lieu of a meeting pursuant to the guidelines set forth in the valuation procedures. The members of the Valuation Subcommittee include: ChristopherC.Andersen, Jack R. Benintende, William Cheng, Jeffrey A. Engelsman, Christopher Feind, Marguerite E. H. Morrison, Gary E. Wendlandt and JaeYoon. The Valuation Subcommittee held 54 meetings during the fiscal year ended October 31, 2008.

As of December 31, 2008, the dollar range of equity securities owned by each Board Member in the Funds (including beneficially) and in any registered investment company overseen by the Board Members within the same family of investment companies as the MainStay Group of Funds was as follows:

INTERESTED BOARD MEMBER
INTERESTED BOARD MEMBER	DOLLAR RANGE OF EQUITY SECURITIES IN THE MAINSTAY GROUP OF FUNDS	AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL REGISTERED INVESTMENT COMPANIES OVERSEEN BY BOARD MEMBER IN FAMILY OF INVESTMENT COMPANIES
John Y. Kim[1]	None	$0
1

This Board Member is considered to be an "interested person" of the MainStay Group of Funds within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, MacKay Shields LLC, Madison Square Investors LLC, Institutional Capital LLC, Markston International, LLC, Winslow Capital Management, Inc., Epoch Investment Partners, Inc., Eclipse Funds, Eclipse Funds Inc., The MainStay Funds, MainStay VP Series Fund, Inc., ICAP Funds, Inc., MainStay Funds Trust, NYLIFE Securities LLC and/or NYLIFE Distributors LLC.

INDEPENDENT BOARD MEMBERS
INDEPENDENT BOARD MEMBER	DOLLAR RANGE OF EQUITY SECURITIES IN THE MAINSTAY GROUP OF FUNDS	AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL REGISTERED INVESTMENT COMPANIES OVERSEEN BY BOARD MEMBER IN FAMILY OF INVESTMENT COMPANIES
Susan B. Kerley	MainStay Cash Reserves Fund - $1 - $10,000 MainStay Floating Rate Fund - $10,001 - $50,000 MainStay Moderate Allocation Fund - Over $100,000	Over $100,000
Alan R. Latshaw	MainStay High Yield Corporate Bond Fund - $1 - $10,001 MainStay Large Cap Growth Fund - $1 - $10,001	$10,001 - $50,000
Peter Meenan	MainStay Large Cap Growth Fund - $10,001 - $50,000	Over $100,000
Richard H. Nolan, Jr.	MainStay High Yield Corporate Bond Fund - Over $100,000	Over $100,000
Richard S. Trutanic	MainStay Income Builder Fund - $1 - $10,000	$1 - $10,000
Roman L. Weil	MainStay MAP Fund - $50,000 - $100,000	$50,001 - $100,000
John A. Weisser	MainStay Money Market Fund $1 - $10,000 MainStay High Yield Corporate Bond Fund - $10,001 - $50,000	$10,001 - $50,000

As of December 31, 2008, each Board Member who is not an "interested person" of the Funds, as that term is defined in the 1940 Act, and his or her immediate family members, did not beneficially or of record own securities in (1) an investment adviser or principal underwriter of the MainStay Group of Funds or (2) a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the MainStay Group of Funds.

COMPENSATION

The following Compensation Table reflects the compensation received by certain Board Members, for the fiscal period ended October 31, 2008, from the MainStay Group of Funds. Effective January 1, 2009, the Independent Board Members receive from the MainStay Group of Funds ("Fund Complex"), either directly or indirectly, an annual retainer of $100,000, a fee of $15,000 for each regular Board meeting and associated Committee meetings attended, a fee of $7,500 per day for other in-person Board meetings, and $7,500 per day if a Board Member attends aregular in-person meeting telephonically, and $7,500 per day if a Board Member attends another in-person Board meeting telephonically, and are reimbursed for all out-of-pocket expenses related to attendance at such meetings. The Chairman of the Board is also paid an annual fee of $30,000 and the Chairmen of the Audit, Investment, Contracts and Nominating and Governance Committees each receive an annual fee of $15,000. The Independent Board Members had a different compensation arrangement prior to January 1, 2009. Each Fund in the Fund Complex pays a pro-rata share of IndependentBoardMembers' compensation based on its net assets relative to the other Funds in the Fund Complex as of the end of the relevant fiscal year.

BOARD MEMBER	AGGREGATE COMPENSATION FROM MAINSTAY TRUST	AGGREGATE COMPENSATION FROM ECLIPSE TRUST		AGGREGATE COMPENSATION FROM ECLIPSE FUNDS INC.	PENSION OR RETIREMENT BENEFITS ACCRUED AS PART OF FUND EXPENSES / ESTIMATED ANNUAL BENEFITS UPON RETIREMENT	TOTAL COMPENSATION FROM THE MAINSTAY GROUP OF FUNDS AND THE FUND COMPLEX PAID TO BOARD MEMBERS
Susan B. Kerley	$93,365	$12,007	$39,180	NONE	$243,115
Alan R. Latshaw	91,740	12,096	38,461	NONE	238,149
Peter Meenan	94,404	12,409	39,568	NONE	245,255
Richard H. Nolan, Jr.	88,942	11,428	37,308	NONE	231,840
Richard S. Trutanic	85,790	11,367	35,954	NONE	222,873
Roman L. Weil	84,655	11,277	35,362	NONE	219,767
John A. Weisser	88,932	11,427	37,304	NONE	231,840

As of November30,2009, the Board Members and officers of the MainStay Group of Funds as a group owned less than 1% of the outstanding shares of any class of common stock of each of the Funds.

CODES OF ETHICS

The MainStay Group of Funds, the Manager, the Distributor, and each Subadvisor have adopted Codes of Ethics pursuant to Rule 17j-1 under the 1940 Act. Each of these Codes of Ethics permits the personnel of their respective organizations to invest in securities for their own accounts, including securities that may be purchased or held by the MainStay Group of Funds. A copy of each of the Codes of Ethics is on public file with, and is available from, the SEC.

THE MANAGER, THE SUBADVISORS, AND THE DISTRIBUTOR

MANAGEMENT AGREEMENTS

Pursuant to the Funds' respective Amended and Restated Management Agreements, dated as of August 1, 2008 (the "Management Agreements"), New York Life Investments, subject to the supervision of the Board, and in conformity with the stated policies of each Fund, administers each Fund's business affairs and has investment advisory responsibilities with respect to the Funds' portfolio securities. New York Life Investments is a wholly-owned subsidiary of New York Life Insurance Company ("New York Life"). New York Life Investments is registered as an investment advisor with the SEC and has provided investment management services since 2000. As of September 30, 2009, New York Life Investments and its affiliates had approximately $248 billion in assets under management.

The Management Agreements remain in effect for two years following their initial effective dates, and continue in effect thereafter only if such continuance is specifically approved at least annually by the Board Members or by a vote of a majority of the outstanding voting securities of each of the Funds (as defined in the 1940 Act and the rules thereunder) and, in either case, by a majority of the Board Members who are not "interested persons" (as the term is defined in the 1940 Act) of the MainStay Group of Funds, the Manager or the Subadvisors (the "Independent Board Members").

The Manager has authorized any of its members, managers, officers and employees who have been elected or appointed as Board Members or officers of the MainStay Group of Funds to serve in the capacities in which they have been elected or appointed.

The Management Agreements provide that the Manager shall not be liable to a Fund for any error or judgment by the Manager or for any loss sustained by a Fund except in the case of the Manager's willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Management Agreements also provide that they shall terminate automatically if assigned and that they may be terminated without penalty by either party upon no more than 60 days' or less than 30 days' written notice.

In connection with its administration of the business affairs of each of the Funds, and except as indicated in the Prospectuses, the Manager bears the following expenses:

  the salaries and expenses of all personnel of the MainStay Group of Funds and the Manager, except the fees and expenses of Board Members not affiliated with the Manager or a Subadvisor;

  the fees to be paid to the Subadvisors pursuant to the Subadvisory Agreements or otherwise; and

  all expenses incurred by the Manager in connection with administering the ordinary course of the Funds' business, other than those assumed by the MainStay Group of Funds, as the case may be.

With respect to certain Funds, the Manager has entered into a written expense limitation agreement under which it has agreed to waive a portion of each Fund's management fee or reimburse expenses to the extent that such Fund's total ordinary operating expenses (total fund operating expenses excluding taxes, interest, litigationcosts, extraordinary expenses, and brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and the fees and expenses of any other fund in which a Fund invests) on an annualized basis exceed a certain percentage on a per class basis, as specified in the Funds' Prospectuses, from time to time. These expense limitations may be modified or terminated only with the approval of the Board. The Manager may recoup the amount of certain management fee waivers and expense reimbursements from a Fund pursuant to this agreement if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made during the term of the agreement. These written expense limitation agreements expire on August 1, 2010.

Section 15(a) of the 1940 Act requires that all contracts pursuant to which persons serve as investment advisers to investment companies be approved by shareholders. As interpreted, this requirement also applies to the appointment of subadvisors to the Funds. The Manager and the MainStay Group of Funds have obtained an exemptive order (the "Order") from the SEC permitting the Manager, on behalf of a Fund and subject to the approval of the Board, including a majority of the Independent Board Members, to hire or terminate unaffiliated subadvisors and to modify any existing or future subadvisory agreement with an unaffiliated subadvisor without shareholder approval. The fees paid to each subadvisor are paid out of the management fee paid to the Manager and are not additional expenses of each Fund.

Conditions to exemptive relief include: (i) the MainStay Group of Funds would make certain disclosures in the prospectus regarding the existence, substance and effect of the order; (ii) the MainStay Group of Funds would be required to provide an information statement to shareholders of a Fund containing details about the Subadvisor, the Subadvisory Agreement, and certain aggregate subadvisory fee information within 90 days of hiring a new Subadvisor; (iii) the Board would be required to determine that any change in Subadvisors is in the best interests of the Fund; (iv) no Board Member or Officer of the Fund would be permitted to own any interest in a Subadvisor, subject to certain exceptions; (v) the Manager would not enter into a Subadvisory Agreement with any affiliated Subadvisor without shareholder approval; (vi) before a Fund may rely on the Order, the operation of that Fund pursuant to the Order must be approved by a majority of the Fund's outstanding voting securities; and (vii) at all times, at majority of the Board will not be "interested persons" of the MainStay Group of Funds within the meaning of the 1940 Act and the nomination of new or additional Board Members that are not "interested persons" will be at the discretion of the then existing Board Members that are not "interested persons." All Funds of the MainStay Group of Funds may rely on this Order excluding MainStay Epoch U.S. All Cap Fund, MainStay Balanced Fund, MainStay Cash Reserves Fund, MainStay Floating Rate Fund, MainStay Indexed Bond Fund, MainStay Intermediate Term Bond Fund, MainStay S&P 500 Index Fund, MainStay Short-Term Bond Fund, and MainStay U.S. Small CapFund.

For its services, each Fund pays the Manager a monthly fee, which is based on each Fund's average net assets. (See the Prospectus under the heading "Know With Whom You're Investing").

EXPENSES BORNE BY MAINSTAY GROUP OF FUNDS

Except for the expenses to be paid by the Manager as described in the Prospectuses, the MainStay Group of Funds, on behalf of each Fund, is responsible under the respective Management Agreements for the payment of expenses related to each Fund's operations, including: (1) the fees payable to the Manager ortheexpenses otherwise incurred by a Fund in connection with the management of the investment of the assets of a Fund); (2) the fees and expenses of the Board Members who are not affiliated with the Manager or Subadvisors;(3) certain fees and expenses of the MainStay Group of Funds' custodian and transfer agent; (4) the charges and expenses of the MainStay Group of Funds' legal counsel (including an allocable portion of the cost of maintaining an internal legal department (provided pursuant to separate legal services ageement) and compliance department) and independent accountants; (5) brokers' commissions and any issue or transfer taxes chargeable to the MainStay Group of Funds, on behalf of a Fund, in connection with its securities transactions; (6) the fees of any trade association of which a Fund or the MainStay Group of Funds is a member; (7) the cost of share certificates representing shares of a Fund; (8) reimbursement of a portion of the organization expenses of a Fund and the fees and expenses involved in registering and maintaining the registrations of the MainStay Group of Funds and of its shares with the SEC and registering the MainStay Group of Funds as a broker or dealer and qualifying its shares under state securities laws, including the preparation and printing of the MainStay Group of Funds' registration statements and prospectuses for such purposes; (9) allocable communications expenses with respect to investor services and all expenses of shareholders' and Board Members' meetings and preparing, printing and mailing prospectuses and reports to shareholders; (10) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of a Fund's business; (11) any expenses assumed by the Fund pursuant to its plan of distribution; (12) all taxes and business fees payable by a Fund to federal, state or other governmental agencies; and (13) costs associated with the pricing of the Funds' shares; (14) the cost of fidelity bond and D&O insurance.

In addition, each Fund may reimburse NYLIFE Securities LLC, NYLIFE Distributors and NSC, for the cost of certain correspondence to shareholders and the establishment of shareholder accounts.

With respect to certain series of the MainStay Trust only, prior to August 1, 2008, these Funds paid the Manager a monthly fee for certain accounting and recordkeeping services provided under an Accounting Agreement at the annual rate of 1/20 of 1% for the first $20 million of average monthly net assets, 1/30 of 1% of the next $80 million of average monthly net assets and 1/100 of 1% of any amount in excess of $100 million of average monthly net assets. Effective August 1, 2008, the services and fees in the Accounting Agreement were incorporated into the Management Agreement.

Pursuant to the Accounting Agreement, each Fund bore an allocable portion of the cost of providing these services to the Trust. For the fiscal period ended July 31, 2008 and the years ended October 31, 2007, and October 31, 2006, the amount of accounting fees paid to the Manager by each Fund was as follows:

	11/1/07 to 7/31/08	Year Ended 10/31/07		Year Ended 10/31/06
MainStay Common Stock Fund	$54,003	$52,853	$46,682
MainStay Convertible Fund	59,433	75,686	77,121
MainStay Diversified Income Fund	28,143	37,750	38,351
MainStay Global High Income Fund	35,197	48,254	46,063
MainStay Government Fund	42,847	56,044	59,695
MainStay High Yield Corporate Bond Fund	337,588	485,776	460,749
MainStay Income Builder Fund[1]	64,175	95,778	101,165
MainStay International Equity Fund	78,797	111,917	84,386
MainStay Large Cap Growth Fund	129,867	107,400	72,129
MainStay MAP Fund	142,461	193,504	166,287
MainStay Money Market Fund	67,562	77,945	72,201
MainStay Principal Preservation Fund	34,843	N/A	N/A
MainStay Tax Free Bond Fund	36,248	50,868	52,744
1	Effective October 16, 2009, the MainStay Total Return Fund changed its name to MainStay Income Builder Fund.

SUBADVISORY AGREEMENTS

Pursuant to the respective Subadvisory Agreements between the Manager and the Subadvisors, and subject to the supervision of the Board Members and the Manager in conformity with the stated policies of each of the Funds and the MainStay Group of Funds, each Subadvisor manages such Fund's portfolios including the purchase, retention, disposition and, in most cases, loan of securities.

As compensation for services, the Manager, not the Funds, pays each Fund's Subadvisor an annual fee, computed daily and paid monthly, calculated on the basis of each Fund's average daily net assets during the preceding month at the annual rates set forth in the charts below.

New York Life Investments has entered into written expense limitation agreements with respect to certain of these Funds whereby it agreed to waive fees and/or reimburse expenses to the extent that total annual fund operating expenses exceed a certain percentage of average daily net assets of the Fund (see the Prospectus). To the extent New York Life Investments has agreed to waive or reimburse expenses, certain affiliated Subadvisors, with respect to certain Funds, have voluntarily agreed to waive or reimburse theirfees proportionately.

FUND NAME	ANNUAL RATE
MAINSTAY TRUST
MainStay Common Stock Fund	0.275%[1]
MainStay Convertible Fund	0.300%[2]
MainStay Diversified Income Fund	0.300%
MainStay Global High Income Fund	0.350%
MainStay Government Fund	0.300%[3]
MainStay High Yield Corporate Bond Fund	0.300%[4]
MainStay Income Builder Fund	0.320%[5]
MainStay International Equity Fund	0.600%
MainStay Large Cap Growth Fund	0.400%[6]
MainStay MAP Fund	0.450%[7]
MainStay Tax Free Bond Fund	0.250%[8]
1	On assets up to $500 million; 0.2625% on assets from $500 million to $1 billion; and 0.250% on assets in excess of $1 billion.
2	On assets up to $500 million; 0.275% on assets from $500 million to $1 billion; and 0.250% on assets in excess of $1 billion.
3	On assets up to $1 billion; 0.275% on assets in excess of $1 billion.
4	On assets up to $500 million; 0.275% on assets from $500 million to $5 billion; and 0.2625% on assets in excess of $5 billion.
5

For MacKay Shields: 0.32% on allocated assets up to $500 million; and 0.30% on allocated assets in excess of $500 million. For Epoch: 50% of the effective gross management fee based on the assets allocated to Epoch. For reference, the current management fee schedule is 0.64% on assets up to $500 million; 0.60% on assets from $500 million to $1 billion; and 0.575% on assets in excess of $1 billion.

6

On the average daily net asset value of all Subadvisor-serviced assets in all investment companies managed by the Manager, including the MainStay Large Cap Growth Fund, up to $250 million; 0.350% on such assets from $250 million up to $500 million; 0.300% on such assets from $500 million up to $750 million; 0.250% on such assets from $750 million up to $1 billion; and 0.200% on such assets in excess of $1 billion.

7	On allocated assets up to $250 million; 0.400% on allocated assets from $250 million to $500 million; and 0.350% on allocated assets in excess of $500 million.
8	On assets up to $500 million; 0.2375% on assets from $500 million to $1 billion; and 0.225% on assets in excess of $1 billion.

FUND NAME	ANNUAL RATE
ECLIPSE TRUST
MainStay Balanced Fund	0.350%[1]
MainStay U.S. Small Cap Fund	0.425%[2]

ECLIPSE FUNDS INC.
MainStay Conservative Allocation Fund	0.050%
MainStay Epoch U.S. All Cap Fund	0.425%[3]
MainStay Growth Allocation Fund	0.050%
MainStay Growth Equity Fund	0.350%[4]
MainStay Intermediate Term Bond Fund	0.200%
MainStay Moderate Allocation Fund	0.050%
MainStay Moderate Growth Allocation Fund	0.050%
MainStay 130/30 Core Fund	0.500%
MainStay 130/30 Growth Fund	0.500%
MainStay 130/30 High Yield Fund	0.400%
MainStay 130/30 International Fund	0.550%
MainStay Retirement 2010 Fund	0.050%
MainStay Retirement 2020 Fund	0.050%
MainStay Retirement 2030 Fund	0.050%
MainStay Retirement 2040 Fund	0.050%
MainStay Retirement 2050 Fund	0.050%
MainStay S&P 500 Index Fund	0.125%[5]
MainStay Short Term Bond Fund	0.150%
1	On allocated assets up to $1 billion; 0.325% on allocated assets from $1 billion to $2 billion; and 0.300% on allocated assets in excess of $2 billion.
2	On assets up to $1 billion; and 0.400% on assets in excess of $1 billion.
3	On assets up to $500 million; 0.4125% on assets from $500 million to $1 billion; and 0.400% on assets in excess of $1 billion.
4	On assets up to $500 million; and 0.3375% on assets in excess of $500 million.
5	On assets up to $1 billion; 0.1125% on assets from $1 billion to $2 billion; 0.1075% on assets from $2 billion to $3 billion; and 0.100% on assets in excess of $3 billion

The Subadvisory Agreements provide that the Subadvisors shall not be liable to a Fund for any error of judgment by a Subadvisor or for any loss sustained by a Fund except in the case of a Subadvisor's willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Subadvisory Agreements also provide that they shall terminate automatically if assigned and that they may be terminated without penalty by either party upon 60 days' or less written notice.

MANAGEMENT AND SUBADVISORY FEES

For the fiscal years ended October 31, 2008, October 31, 2007, and October 31, 2006, the amount of the Management fee paid by each Fund, the amount of any Management fees waived and/or reimbursed by New York Life Investments, the amount of the Subadvisory fee paid by the Manager from the Management fee, and the amount of the Subadvisory fee waived and/or reimbursed were as follows.

	YEAR ENDED 10/31/08
FUND	MANAGEMENT FEE PAID [1]	MANAGEMENT FEE WAIVED AND/OR REIMBURSED		SUBADVISORY FEE PAID [1]	SUBADVISORY FEE WAIVED AND/OR REIMBURSED
MAINSTAY FUNDS[2]
MainStay Common Stock Fund	$2,965,137	$779,738	$0	$0
MainStay Convertible Fund	3,103,991	89,396	1,502,919	44,698
MainStay Diversified Income Fund	648,580	64,252	287,687	32,126
MainStay Global High Income Fund	1,370,405	38,366	660,573	19,183
MainStay Government Fund	1,853,433	938,994	449,983	469,499
MainStay High Yield Corporate Bond Fund	23,211,532	0	11,553,420	0
MainStay Income Builder Fund[3]	3,586,587	690,571	1,438,669	345,285
MainStay International Equity Fund	6,576,565	137,416	4,336,761	113,685
MainStay Large Cap Growth Fund	11,206,731	1,454,942	3,837,002	0
MainStay MAP Fund	11,655,365	120,535	6,320,550	0
MainStay Money Market Fund	2,998,301	315,545	1,358,385	157,772
MainStay Principal Preservation Fund	489,698	173,564	220,733	0
MainStay Tax Free Bond Fund[4]	1,294,770	366,805	448,620	169,285

ECLIPSE TRUST
MainStay Balanced Fund	7,265,795	324,453	N/A	N/A
MainStay U.S. Small Cap Fund[5]	5,637,912	1,439,569	N/A	N/A

ECLIPSE FUNDS INC.
MainStay Cash Reserves Fund	3,327,153	566,602	N/A	N/A
MainStay Conservative Allocation Fund	0	52,726	N/A	N/A
MainStay Epoch U.S. All Cap Fund[6]	2,486,039	109,857	731,188	0
MainStay Floating Rate Fund	4,413,235	0	N/A	N/A
MainStay Growth Allocation Fund	0	277,550	N/A	N/A
MainStay Growth Equity Fund	948,699	278	N/A	N/A
MainStay Indexed Bond Fund	1,695,078	586,400	N/A	N/A
MainStay Intermediate Term Bond Fund	1,010,251	144,332	336,750	0
MainStay Moderate Allocation Fund	0	144,330	0	0
MainStay Moderate Growth Allocation Fund	0	323,466	0	0
MainStay 130/30 Core Fund	570,209	55,286	0	0
MainStay 130/30 Growth Fund	262,475	101,301	0	0
MainStay 130/30 High Yield Fund[7]	627,094	17,821	304,636	8,910
MainStay 130/30 International Fund	583,596	214,456	0	0
MainStay Retirement 2010 Fund	14,171	199,495	0	0
MainStay Retirement 2020 Fund	14,803	197,493	0	0
MainStay Retirement 2030 Fund	15,539	197,502	0	0
MainStay Retirement 2040 Fund	8,565	168,433	0	0
MainStay Retirement 2050 Fund	5,283	161,123	0	0
MainStay S&P 500 Index Fund	3,697,431	2,907,713	0	0
MainStay Short Term Bond Fund	454,646	257,615	113,661	0

1	After expense reimbursement or waiver.
2	For Funds that are series of Mainstay Funds, the management fee includes payments that, prior to August 1, 2008, were made pursuant to a separate accounting agreement.
3	Effective October 16, 2009, the MainStay Total Return Fund changed its name to MainStay Income Builder Fund.
4

The total subadvisory fee paid during this period for the MainStay Tax Free Bond Fund includes $30,359.47 paid to Standish Mellon Asset Management Company LLC and $418,260.12 paid to MacKay Shields. Effective September 29, 2008, Standish replaced MacKay Shields as Subadvisor to the MainStay Tax Free Bond Fund pursuant to the terms of a Subadvisory Agreement approved by the Board at a meeting held on September 25, 2008. MacKay Shields has since become this Fund's Subadvisor again.

5	Effective October 30, 2009, the MainStay Small Company Value Fund changed its name to MainStay U.S. Small Cap Fund.
6	Effective October 16, 2009, the MainStay All Cap Growth Fund changed its name to MainStay Epoch U.S. All Cap Fund.
7	The MainStay 130/30 High Yield Fund commenced investment operations on December 14, 2007.

	YEAR ENDED 10/31/07
FUND	MANAGEMENT FEE PAID [1]	MANAGEMENT FEE WAIVED AND/OR REIMBURSED		SUBADVISORY FEE PAID [1]	SUBADVISORY FEE WAIVED AND/OR REIMBURSED
MAINSTAY FUNDS
MainStay Common Stock Fund	$1,223,135	$609,922	$0	$0
MainStay Convertible Fund	2,903,093	474,044	1,447,470	237,022
MainStay Diversified Income Fund	571,093	93,916	285,546	46,958
MainStay Global High Income Fund	1,570,633	(59,496)	785,317	(29,748)
MainStay Government Fund	895,925	866,712	448,424	432,897
MainStay High Yield Corporate Bond Fund	25,634,409	0	12,817,205	0
MainStay Income Builder Fund[2]	3,770,718	575,951	1,885,359	287,976
MainStay International Equity Fund	7,672,635	(176,299)	5,254,805	(139,711)
MainStay Large Cap Growth Fund	5,241,918	838,664	2,445,243	0
MainStay MAP Fund	12,178,588	0	7,714,256	0
MainStay Money Market Fund	1,809,616	649,067	904,808	324,534
MainStay Tax Free Bond Fund	1,046,717	405,365	523,358	202,683

ECLIPSE TRUST
MainStay Balanced Fund	10,115,287	274,906	0	0
MainStay U.S. Small Cap Fund[3]	14,015,199	1,305,029	0	0

ECLIPSE FUNDS INC.
MainStay Cash Reserves Fund	2,775,056	440,812	0	0
MainStay Conservative Allocation Fund	N/A	860	0	0
MainStay Epoch U.S. All Cap Fund[4]	2,704,301	33,169	795,383	0
MainStay Floating Rate Fund	6,577,466	0	0	0
MainStay Growth Allocation Fund	N/A	87,980	0	0
MainStay Growth Equity Fund	347,732	213	0	0
MainStay Indexed Bond Fund	1,520,720	443,798	0	0
MainStay Intermediate Term Bond Fund	876,978	98,593	292,325	0
MainStay Moderate Allocation Fund	N/A	N/A	0	0
MainStay Moderate Growth Allocation Fund	N/A	64,415	0	0
MainStay 130/30 Core Fund[5]	80,945	59,640	0	0
MainStay 130/30 Growth Fund[5]	38,356	63,866	0	0
MainStay 130/30 International Fund[6]	10,943	47,667	0	0
MainStay Retirement 2010 Fund[7]	217	66,707	0	0
MainStay Retirement 2020 Fund[7]	190	66,825	0	0
MainStay Retirement 2030 Fund[7]	188	66,718	0	0
MainStay Retirement 2040 Fund[7]	170	66,661	0	0
MainStay Retirement 2050 Fund[7]	171	66,822	0	0
MainStay S&P 500 Index Fund	4,135,516	2,331,037	0	0
MainStay Short Term Bond Fund	482,989	144,533	120,747	0

1	After expense reimbursement or waiver.
2	Effective October 16, 2009, the MainStay Total Return Fund changed its name to MainStay Income Builder Fund.
3	Effective October 30, 2009, the MainStay Small Company Value Fund changed its name to MainStay U.S. Small Cap Fund.
4	Effective October 16, 2009, the MainStay All Cap Growth Fund changed its name to MainStay Epoch U.S. All Cap Fund.
5	The MainStay 130/30 Core Fund and MainStay 130/30 Growth Fund commenced investment operations on June 29, 2007.
6	The MainStay 130/30 International Fund commenced investment operations on September 28, 2007.
7	The MainStay Retirement Funds commenced investment operations on June 29, 2007.

	YEAR ENDED 10/31/06
FUND	MANAGEMENT FEE PAID [1]	MANAGEMENT FEE WAIVED AND/OR REIMBURSED		SUBADVISORY FEE PAID [1]	SUBADVISORY FEE WAIVED AND/OR REIMBURSED
MAINSTAY TRUST
MainStay Common Stock Fund	$794,214	$606,802	$0	$0
MainStay Convertible Fund	2,673,228	953,770	1,336,614	476,885
MainStay Diversified Income Fund	510,215	190,789	255,108	95,395
MainStay Global High Income Fund	1,323,403	34,288	661,702	17,144
MainStay Government Fund	1,007,756	973,891	503,878	486,946
MainStay High Yield Corporate Bond Fund	24,124,532	0	12,062,266	0
MainStay Income Builder Fund[2]	3,631,920	1,037,949	1,815,960	518,975
MainStay International Equity Fund	4,813,102	326,007	3,219,538	239,534
MainStay Large Cap Growth Fund	2,478,345	1,053,988	1,618,822.50	0
MainStay MAP Fund[3]	10,495,959	0	5,622,420	0
MainStay Money Market Fund	1,140,765	1,058,259	570,383	529,130
MainStay Tax Free Bond Fund	1,082,114	482,508	541,057	241,254

ECLIPSE TRUST
MainStay Balanced Fund	9,129,452	17,532	0	0
MainStay U.S. Small Cap Fund[4]	11,565,305	0	0	0

ECLIPSE FUNDS INC.
MainStay Cash Reserves Fund	2,408,421	193,963	0	0
MainStay Conservative Allocation Fund	0	36,386	0	0
MainStay Epoch U.S. All Cap Fund[5]	2,866,523	126,077	843,095	0
MainStay Floating Rate Fund	5,269,162	0	0	0
MainStay Growth Allocation Fund	0	16,114	0	0
MainStay Growth Equity Fund	94,732	61,625	0	0
MainStay Indexed Bond Fund	1,222,747	123,157	0	0
MainStay Intermediate Term Bond Fund	817,397	999,825	272,465	0
MainStay S&P 500 Index Fund	3,852,919	348,562	0	0
MainStay Short Term Bond Fund	512,748	161,173	128,187	0
1	After expense reimbursement or waiver.
2	Effective October 16, 2009, the MainStay Total Return Fund changed its name to MainStay Income Builder Fund.
3

The total subadvisory fee paid during this period for the MAP Fund includes $2,876,457 paid to Markston and $1,817,282 paid to Jennison Associates LLC ("Jennison"), a former subadvisor to the MAP Fund. Effective, July 3, 2006, ICAP replaced Jennison as one of the Subadvisors to the MAP Fund pursuant to the terms of an Interim Subadvisory Agreement. At a meeting on June 12-13, 2006, the Board of Trustees approved a new subadvisory agreement with ICAP for the MainStay MAP Fund. The Shareholders of the MainStay MAP Fund approved the new subadvisory agreement on October 5, 2006.

4	Effective October 30, 2009, the MainStay Small Company Value Fund changed its name to MainStay U.S. Small Cap Fund.
5	Effective October 16, 2009, the MainStay All Cap Growth Fund changed its name to MainStay Epoch U.S. All Cap Fund.

StateStreetBankandTrustCompany("State Street"), One Lincoln Street, Boston, Massachusetts, 02111-2900 provides sub-administration and sub-accounting services to certain Funds pursuant to an agreement with New York Life Investments. These services include calculating daily NAVs of the Funds, maintaining general ledger and sub-ledger accounts for the calculation of the Funds' respective NAVs, and assisting New York Life Investments in conducting various aspects of the Funds' administrative operations. For providing these services to the Funds, State Street is compensated by New York Life Investments.

DISTRIBUTION AGREEMENTS

NYLIFE Distributors LLC, a limited liability corporation organized under the laws of Delaware with a principal place of business located at 169 Lackawanna Avenue, Parsippany, New Jersey 07054, serves as the distributor and principal underwriter (the "Distributor") of each Fund's shares pursuant to an Amended and Restated Distribution Agreement ("Distribution Agreement"), dated August 1, 2002 for Funds of the MainStay Trust, December 12, 2000 for the Funds of Eclipse Trust, and March 30, 2005 for the Funds of Eclipse Funds Inc. NYLIFE Securities LLC ("NYLIFE Securities"), an affiliated company, and other financial intermediaries, sell shares of the Funds pursuant to a dealer agreement with the Distributor. The Distributor and other broker-dealers will pay commissions to sales representatives as well as the cost of printing and mailing prospectuses to potential investors and of any advertising incurred by them in connection with their distribution of Fund shares. In addition, the Distributor will pay for a variety of account maintenance and personal services to shareholders after the sale. The Distributor is not obligated to sell any specific amount of shares of the MainStay Group of Funds. The Distributor receives sales loads and distribution plan payments. The MainStay Group of Funds anticipates making a continuous offering of its shares, although it reserves the right to suspend or terminate such offering at any time with respect to any Fund or class or group of Funds or classes and receives no compensation from the MainStay Group of Funds under the Distribution Agreements. The Distributor, from its own resources or from those of an affiliate, provides compensation to its wholesaler representatives for their sales efforts in promoting sales of the Funds, which may vary based on the type of Fund being promotedor which financial intermediary firm is listed on the account. The Distributor, at its own expense, also may, from time to time, provide promotional incentives to dealers who sell Fund shares.

The Distribution Agreements remain in effect for two years following their respective initial effective dates, and continue in effect if such continuance is specifically approved at least annually by the Board Members or by a vote of a majority of the outstanding voting securities of each of the Funds (as defined in the 1940 Act and the rules thereunder) and, in either case, by a majority of the Independent Board Members. The Distribution Agreements are terminable with respect to a Fund at any time, without payment of a penalty, by vote of a majority of the Independent Board Members, upon 60 days' written notice to the Distributor, or by vote of a majority of the outstanding voting securities of that Fund, upon 60 days' written notice to the Distributor, or by the Distributor, upon not less than 60 days' written notice to MainStay Trust, Eclipse Trust and/or Eclipse Funds Inc. The Distribution Agreements will terminate in the event of their respective assignment.

DISTRIBUTION PLANS

With respect to each of the Funds (except the MainStay Money Market Fund and MainStay PrincipalPreservation Fund) the Board has adopted separate plans of distribution pursuant to Rule 12b-1 under the 1940 Act for Investor Class, Class A, Class B, Class C, Class R2, and Class R3 shares of certain Funds (the "Investor Class Plans," the "Class A Plans," the "Class B Plans," the "Class C Plans," the "Class R2 Plans," and the "Class R3 Plans," or collectively, the "12b-1 Plans"). Only certain Funds currently offer Investor Class, Class A, Class B, Class C, Class R2, and Class R3 shares. The Board has also adopted a 12b-1 Plan with respect to the Sweep Shares of the MainStay Cash Reserves Fund ("Sweep Shares Plan").

Under the 12b-1 Plans, a class of shares of a Fund pays distribution and/or service fees to the Distributor as compensation for distribution and/or service activities related to that class of shares and its shareholders. Because these fees are paid out of a Fund's assets on an on-going basis, over time these fees will increase the cost of an investment and may cost a shareholder more than paying other types of sales charges. Each 12b-1 Plan provides that the distribution and/or service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor. Authorized distribution expenses include the Distributor's interest expense and profit. The Distributor anticipates that its actual expenditures will substantially exceed the distribution fee received by it during the early years of the operation of a 12b-1 Plan. For example, the Distributor will advance to dealers who sell Class B shares of the Funds an amount equal to 4% of the aggregate NAV of the shares sold. Dealers meeting certain criteria established by the Distributor, which may be changed from time to time, may receive additional compensation. In addition, with respect to Investor Class, Class A and Class B shares, the Distributor may pay dealers an ongoing annual service fee equal to 0.25% of the aggregate NAV of shares held by investors serviced by the dealer. With regard to Class B shares that are converted to Investor Class or Class A shares, the Manager may continue to pay the amount of the annual service fee to dealers after any such conversion.

The Distributor will advance to dealers who sell Class C shares of the Funds an amount equal to 1% of the aggregate NAV of the shares sold. In addition, the Distributor may make payments quarterly to dealers in an amount up to 1.00% (0.50% for the MainStay Tax Free Bond Fund) on an annualized basis of the average NAV of the Class C shares that are attributable to shareholders for whom the dealers are designated as dealers of record.

In later years, its expenditures may be less than the distribution fee, thus enabling the Distributor to realize a profit in those years.

If a 12b-1 Plan for the Funds is terminated, the Funds will owe no payments to the Distributor other than fees accrued but unpaid on the termination date. Each 12b-1 Plan may be terminated only by specific action of the Board Members or shareholders.

12b-1 Plan revenues may be used to reimburse third parties that provide various services to shareholders who are participants in various retirement plans. These services include activities in connection with the provision of personal, continuing services to investors in a Fund. Overhead and other expenses related to service activities, including telephone and other communications expenses, may be included in the amounts expended for such activities. Persons selling or servicing different classes of shares of the Funds may receive different compensation with respect to one particular class of shares as opposed to another in the same Fund. The Distributor, from its own resources or from those of an affiliate, provides compensation to its wholesaler representatives for their sales efforts in promoting sales of the Funds, which may vary based on the type of Fund being promotedor which financial intermediary firm is listed on the account. The Distributor, at its expense, also may from time to time provide additional promotional incentives to dealers who sell Fund shares.

Under the Investor Class Plans, Class A Plans, and Sweep Shares Plan, each of these classes of shares of a Fund pay the Distributor a monthly fee at the annual rate of 0.25% of the average daily net assets of each Fund's respective class of shares for distribution or service activities, as designated by the Distributor.

Under the Class B Plans, a Fund's Class B shares pay a monthly distribution fee to the Distributor at the annual rate of 0.75% (0.25% in the case of the Tax Free Bond Fund) of the average daily net assets attributable to that Fund's Class B shares. Pursuant to the Class B Plans, the Class B shares also pay a service fee to the Distributor at the annual rate of 0.25% of the average daily net assets of a Fund's Class B shares.

Under the Class C Plans, a Fund's Class C shares pay a monthly distribution fee to the Distributor at the annual rate of 0.75% (0.25% in the case of the Tax Free Bond Fund) of the average daily net assets attributable to that Fund's Class C shares. Pursuant to the Class C Plans, the Class C shares also pay a service fee to the Distributor at the annual rate of 0.25% of the average daily net assets of a Fund's Class C shares.

Under the Class R2 Plans, Class R2 shares of a Fund pay the Distributor a monthly fee at the annual rate of 0.25% of the average daily net assets of that Fund's Class R2 shares for distribution or service activities, as designated by the Distributor.

Under the Class R3 Plans, Class R3 shares of a Fund pay the Distributor a monthly distribution fee at the annual rate of 0.25% of the average daily net assets of that Fund's Class R3 shares. Pursuant to the Class R3 Plans, the Class R3 shares also pay a service fee to the Distributor at the annual rate of 0.25% of the average daily net assets of a Fund's Class R3 shares.

Each 12b-1 Plan shall continue in effect from year to year, provided such continuance is approved at least annually by the Board Members or by a vote of a majority of the outstanding voting securities of each of the Funds (as defined in the 1940 Act and the rules thereunder) and, in either case, by a majority of the Independent Board Members. No 12b-1 Plan may be amended to increase materially the amount to be spent for the services described therein without approval of the shareholders of the affected class of shares of a Fund, and all material amendments of a 12b-1 Plan must also be approved by the Board Members in the manner described above. Each 12b-1 Plan may be terminated at any time, without payment of any penalty, by vote of a majority of the Independent Board Members, or by a vote of a majority of the outstanding voting securities of the affected Fund (as defined in the 1940 Act) on not more than 30 days' written notice to any other party to the 12b-1 Plan. So long as any 12b-1 Plan is in effect, the selection and nomination of Board Members who are not such interested persons has been committed to those Board Members who are not interested persons. Pursuant to each 12b-1 Plan, the Distributor shall provide the MainStay Group of Funds for review by the Board Members, and the Board Members shall review at least quarterly, a written report of the amounts expended under each 12b-1 Plan and the purpose for which such expenditures were made. In the Board Members' quarterly review of each 12b-1 Plan, they will consider its continued appropriateness and the level of compensation provided therein. The Board Members have determined that, in their judgment, there is a reasonable likelihood that each 12b-1 Plan will benefit the respective Fund and its shareholders.

Pursuant to Conduct Rule 2830 of the Financial Industry Regulatory Authority, Inc., the amount which a Fund may pay for distribution expenses, excluding service fees, is limited to 6.25% of the gross sales of the Fund's shares since inception of the Fund's Plan, plus interest at the prime rate plus 1% per annum (less any contingent deferred sales charges paid by shareholders to the Distributor or distribution fee (other than service fees) paid by the Funds to the Distributor).

For the fiscal year ended October 31, 2008, the Funds paid distribution and/or service fees pursuant to the Investor Class, Class A, Class B, Class C, Class R2 and Class R3 Plans as follows:

	YEAR ENDED 10/31/08
	AMOUNTOF FEEPURSUANT TOINVESTOR CLASS PLAN[1]	AMOUNTOF FEEPURSUANT TOCLASS A PLAN		AMOUNTOF FEEPURSUANT TOCLASS B PLAN	AMOUNTOF FEEPURSUANT TOCLASS C PLAN		AMOUNTOF FEEPURSUANT TOCLASS R2 PLAN	AMOUNTOF FEEPURSUANT TOCLASS R3 PLAN
MAINSTAY FUNDS
MainStay Common Stock Fund	$22,738	$67,400	$233,755	$25,765	$0	$0
MainStay Convertible Fund	119,456	818,559	963,891	447,967	0	0
MainStay Diversified Income Fund	17,277	152,944	252,676	128,703	0	0
MainStay Global High Income Fund	24,996	275,811	323,705	414,775	0	0
MainStay Government Fund	87,361	514,257	505,283	152,131	0	0
MainStay High Yield Corporate Bond Fund	352,264	6,217,887	6,510,723	3,707,196	38	0
MainStay Income Builder Fund[2]	242,766	857,662	1,192,699	23,695	0	0
MainStay International Equity Fund	66,310	296,015	574,347	186,517	867	252
MainStay Large Cap Growth Fund	89,156	1,035,027	1,067,693	902,644	87,181	12,084
MainStay MAP Fund	140,923	1,201,988	2,959,671	2,695,749	20,343	1,710
MainStay Money Market Fund	0	0	0	0	0	0
MainStay Tax Free Bond Fund	36,163	408,597	143,600	37,753	0	0

ECLIPSE TRUST
MainStay Balanced Fund	91,819	720,502	1,177,535	1,218,003	212,092	226
MainStay U.S. Small Cap Fund3, [4]	40,850	454,121	409,810	337,767	0	0

ECLIPSE FUNDS INC.
MainStay 130/30 Core Fund	$95	$1,042	$0	$1,817	$0	$0
MainStay 130/30 Growth Fund	111	733	0	1,753	0	0
MainStay 130/30 High Yield Fund	62	269	0	211	0	0
MainStay 130/30 International Fund	160	229	0	689	0	0
MainStay Conservative Allocation Fund	24,659	233,189	244,445	214,656	0	0
MainStay Epoch U.S. All Cap Fund[5]	11,642	60,431	100,813	64,913	0	0
MainStay Floating Rate Fund	26,488	1,026,021	353,135	1,681,479	0	0
MainStay Growth Allocation Fund	68,035	234,482	575,129	123,815	0	0
MainStay Growth Equity Fund	40	171	567	567	0	0
MainStay Indexed Bond Fund	3,977	156,025	0	0	0	0
MainStay Intermediate Term Bond Fund	2,447	31,945	39,664	54,308	0	0
MainStay Moderate Allocation Fund	73,021	469,247	685,599	324,527	0	0
MainStay Moderate Growth Allocation Fund	104,656	459,815	945,607	255,023	0	0
MainStay Retirement 2010 Fund	90	9,713	0	0	0	470
MainStay Retirement 2020 Fund	368	10,887	0	0	0	400
MainStay Retirement 2030 Fund	126	10,922	0	0	0	836
MainStay Retirement 2040 Fund	93	5,600	0	0	0	600
MainStay Retirement 2050 Fund	86	1,675	0	0	0	342
MainStay S&P 500 Index Fund	27,595	659,588	0	0	0	0
MainStay Short Term Bond Fund	2,751	35,241	0	0	0	0
1	Investor Class shares were first offered to the public on February 28, 2008.
2	Effective October 16, 2009, the MainStay Total Return Fund changed its name to MainStay Income Builder Fund.
3	Effective February 13, 2009, the Fund changed its name from MainStay Small Cap Opportunity Fund to MainStay Small Company Value Fund.
4	Effective October 30, 2009, the MainStay Small Company Value Fund changed its name to MainStay U.S. Small Cap Fund.
5	Effective October 16, 2009, the MainStay All Cap Growth Fund changed its name to MainStay Epoch U.S. All Cap Fund.

For the fiscal year ended October 31, 2007, the Funds paid distribution and/or service fees pursuant to the Class A, Class B, Class C, Class R2 and Class R3 Plans as follows:

	YEAR ENDED 10/31/07
	AMOUNT OF FEE PURSUANT TO CLASS A PLAN	AMOUNT OF FEE PURSUANT TO CLASS B PLAN		AMOUNT OF FEE PURSUANT TO CLASS C PLAN	AMOUNT OF FEE PURSUANT TO CLASS R2 PLAN	AMOUNT OF FEE PURSUANT TO CLASS R3 PLAN
MAINSTAY FUNDS
MainStay Common Stock Fund[1]	$105,243	$370,875	$34,455	$0	$0
MainStay Convertible Fund	869,165	1,166,025	259,307	0	0
MainStay Diversified Income Fund	165,726	312,271	130,955	0	0
MainStay Global High Income Fund	325,249	412,132	445,579	0	0
MainStay Government Fund	580,245	588,783	57,923	0	0
MainStay High Yield Corporate Bond Fund[1]	7,386,948	9,596,939	4,378,131	0	0
MainStay Income Builder Fund[2]	1,270,256	1,798,520	31,476	0	0
MainStay International Equity Fund	438,625	750,231	227,947	828	146
MainStay Large Cap Growth Fund	651,260	1,266,957	306,935	4,896	162
MainStay MAP Fund	1,466,372	3,716,231	2,893,060	19,392	556
MainStay Money Market Fund	0	0	0	0	0
MainStay Tax Free Bond Fund	491,551	194,896	32,076	0	0

ECLIPSE TRUST
MainStay Balanced Fund	1,074,526	1,561,424	1,737,110	277,999	84
MainStay U.S. Small Cap Fund3, [4]	1,101,807	423,172	944,773	0	0

ECLIPSE FUNDS INC.
MainStay 130/30 Core Fund[5]	147	0	104	0	0
MainStay 130/30 Growth Fund[5]	157	0	160	0	0
MainStay 130/30 International Fund[6]	6	0	21	0	0
MainStay Conservative Allocation Fund	148,169	168,363	121,277	0	0
MainStay Epoch U.S. All Cap Fund[7]	71,308	106,825	56,665	0	0
MainStay Floating Rate Fund	1,835,151	525,039	2,496,709	0	0
MainStay Growth Allocation Fund	215,055	451,884	110,115	0	0
MainStay Growth Equity Fund	147	580	580	0	0
MainStay Indexed Bond Fund	136,132	0	N/A	0	0
MainStay Intermediate Term Bond Fund	23,783	29,623	17,728	0	0
MainStay Moderate Allocation Fund	370,603	510,793	224,996	0	0
MainStay Moderate Growth Allocation Fund	402,489	719,985	210,652	0	0
MainStay Retirement 2010 Fund[8]	223	0	0	0	0
MainStay Retirement 2020 Fund[8]	230	0	0	0	0
MainStay Retirement 2030 Fund[8]	241	0	0	0	0
MainStay Retirement 2040 Fund[8]	211	0	0	0	0
MainStay Retirement 2050 Fund[8]	214	0	0	0	0
MainStay S&P 500 Index Fund	821,831	0	0	0	0
MainStay Short Term Bond Fund	17,442	0	0	0	0
1	Class R2 shares for the MainStay Common Stock Fund and MainStay High Yield Corporate Bond Fund were first offered on December 14, 2007.
2	Effective October 16, 2009, the MainStay Total Return Fund changed its name to MainStay Income Builder Fund.
3	Effective February 13, 2009, the Fund changed its name from MainStay Small Cap Opportunity Fund to MainStay Small Company Value Fund.
4	Effective October 30, 2009, the MainStay Small Company Value Fund changed its name to MainStay U.S. Small Cap Fund.
5	The MainStay 130/30 Core Fund and MainStay 130/30 Growth Fund commenced investment operations on June 29, 2007.
6	The MainStay 130/30 International Fund commenced investment operations on September 28, 2007.
7	Effective October 16, 2009, the MainStay All Cap Growth Fund changed its name to MainStay Epoch U.S. All Cap Fund.
8	The MainStay Retirement Funds commenced investment operations on June 29, 2007.

For the fiscal year ended October 31, 2006, the Funds paid distribution and/or service fees pursuant to the Class A, Class B, Class C, Class R2 and Class R3 Plans as follows:

	YEAR ENDED 10/31/06
	AMOUNT OF FEE PURSUANT TO CLASS A PLAN	AMOUNT OF FEE PURSUANT TO CLASS B PLAN		AMOUNT OF FEE PURSUANT TO CLASS C PLAN	AMOUNT OF FEE PURSUANT TO CLASS R2 PLAN	AMOUNT OF FEE PURSUANT TO CLASS R3 PLAN[1]
MAINSTAY TRUST
MainStay Common Stock Fund	$102,405	$416,569	$28,711	0	0
MainStay Convertible Fund	765,725	1,735,364	247,099	0	0
MainStay Diversified Income Fund	150,447	436,299	127,973	0	0
MainStay Global High Income Fund	286,526	457,677	335,752	0	0
MainStay Government Fund	549,932	1,038,887	64,053	0	0
MainStay High Yield Corporate Bond Fund	6,138,400	13,896,964	4,060,936	0	0
MainStay Income Builder Fund[2]	1,101,207	3,009,719	35,133	0	0
MainStay International Equity Fund	315,115	657,603	136,957	956	26
MainStay Large Cap Growth Fund	358,238	1,452,907	115,833	11	24
MainStay MAP Fund	1,168,478	3,543,856	2,146,459	7,555	26
MainStay Money Market Fund	0	0	0	0	0
MainStay Tax Free Bond Fund	436,036	400,838	30,944	0	0

ECLIPSE TRUST
MainStay Balanced Fund	966,611	1,670,953	1,611,167	224,841	26
MainStay U.S. Small Cap Fund[3]	1,046,634	461,040	1,051,941	0	0

ECLIPSE FUNDS INC
MainStay Conservative Allocation Fund	73,203	103,265	54,529	0	0
MainStay Epoch U.S. All Cap Fund[4]	64,709	107,152	44,392	0	0
MainStay Floating Rate Fund	1,456,261	518,347	2,055,544	0	0
MainStay Growth Allocation Fund	79,298	173,675	58,305	0	0
MainStay Growth Equity Fund	129	513	513	0	0
MainStay Indexed Bond Fund	131,249	0	0	0	0
MainStay Intermediate Term Bond Fund	22,276	32,832	13,920	0	0
MainStay Moderate Allocation Fund	169,859	270,273	99,320	0	0
MainStay Moderate Growth Allocation Fund	168,647	315,079	102,859	0	0
MainStay S&P 500 Index Fund	784,340	0	0	0	0
MainStay Short Term Bond Fund	12,213	0	0	0	0
1	Class R3 shares were first offered on April 28, 2006.
2	Effective October 16, 2009, the MainStay Total Return Fund changed its name to MainStay Income Builder Fund.
3	Effective October 30, 2009, the MainStay Small Company Value Fund changed its name to MainStay U.S. Small Cap Fund.
4	Effective October 16, 2009, the MainStay All Cap Growth Fund changed its name to MainStay Epoch U.S. All Cap Fund.

For the fiscal years ended October 31, 2008, October 31, 2007, and October 31, 2006, the MainStay Cash Reserves Fund's Sweep Shares paid $1,061,422, $860,869, and $731,836, respectively, pursuant to the 12b-1 Plan.

For the period from February 28, 2008 (inception of Investor Class shares) through the fiscal year ended October 31, 2008, NYLIFE Distributors retained the following amounts of sales charges, including CDSC, for Investor Class shares of the Funds:

CDSC - INVESTOR CLASS SHARES	YEAR ENDED 10/31/08
MAINSTAY TRUST
MainStay Common Stock Fund	$3,460
MainStay Convertible Fund	15,590
MainStay Diversified Income Fund	3,768
MainStay Global High Income Fund	4,790
MainStay Government Fund	7,834
MainStay High Yield Corporate Bond Fund	30,934
MainStay Income Builder Fund[1]	10,734
MainStay International Equity Fund	16,888
MainStay Large Cap Growth Fund	17,700
MainStay MAP Fund	36,470
MainStay Money Market Fund	543
MainStay Tax Free Bond Fund	1,925

ECLIPSE TRUST
MainStay Balanced Fund	19,419
MainStay U.S. Small Cap Fund[2]	7,782

ECLIPSE FUNDS INC.
MainStay Conservative Allocation Fund	22,443
MainStay Epoch U.S. All Cap Fund[3]	5,680
MainStay Floating Rate Fund	2,429
MainStay Growth Allocation Fund	52,458
MainStay Indexed Bond Fund	1,091
MainStay Intermediate Term Bond Fund	1,052
MainStay Moderate Allocation Fund	59,108
MainStay Moderate Growth Allocation Fund	89,104
MainStay 130/30 Core Fund	40
MainStay 130/30 Growth Fund	87
MainStay 130/30 High Yield Fund	0
MainStay 130/30 International Fund	488
MainStay Retirement 2010 Fund	10
MainStay Retirement 2020 Fund	510
MainStay Retirement 2030 Fund	405
MainStay Retirement 2040 Fund	415
MainStay Retirement 2050 Fund	261
MainStay S&P 500 Index Fund	5,563
MainStay Short Term Bond Fund	1,112
1	Effective October 16, 2009, the MainStay Total Return Fund changed its name to MainStay Income Builder Fund.
2	Effective October 30, 2009, the MainStay Small Company Value Fund changed its name to MainStay U.S. Small Cap Fund.
3	Effective October 16, 2009, the MainStay All Cap Growth Fund changed its name to MainStay Epoch U.S. All Cap Fund.

For the fiscal years ended October 31, 2008, October 31, 2007, and October 31, 2006, NYLIFE Distributors retained the following amounts of sales charges, including CDSC, for Class A shares of the Funds:

CDSC - CLASS A SHARES	YEAR ENDED 10/31/08	YEAR ENDED 10/31/07		YEAR ENDED 10/31/06
MAINSTAY TRUST
MainStay Common Stock Fund	$9,188	14,654	12,332
MainStay Convertible Fund	165,818	58,212	58,924
MainStay Diversified Income Fund	18,984	18,646	17,379
MainStay Global High Income Fund	77,953	56,855	82,293
MainStay Government Fund	37,610	17,736	24,487
MainStay High Yield Corporate Bond Fund	402,260	688,661	650,624
MainStay Income Builder Fund[1]	20,922	42,367	47,098
MainStay International Equity Fund	55,385	99,654	77,298
MainStay Large Cap Growth Fund	166,016	101,230	93,596
MainStay MAP Fund	124,177	329,421	305,008
MainStay Money Market Fund	37,064	22,988	19,436
MainStay Tax Free Bond Fund	16,148	19,073	22,015

ECLIPSE TRUST
MainStay Balanced Fund	55,206	194,628	274,225
MainStay U.S. Small Cap Fund[2]	16.421	40,128	218,802

ECLIPSE FUNDS INC.
MainStay Conservative Allocation Fund	115,117	123,044	86,345
MainStay Epoch U.S. All Cap Fund[3]	8,794	14,190	32,536
MainStay Floating Rate Fund	172,445	355,929	237,715
MainStay Growth Allocation Fund	121,337	172,321	112,313
MainStay Growth Equity Fund	0	0	0
MainStay Indexed Bond Fund	6,666	4,438	2,835
MainStay Intermediate Term Bond Fund	5,970	2,802	4,684
MainStay Moderate Allocation Fund	188,134	241,137	227,408
MainStay Moderate Growth Allocation Fund	208,502	309,836	251,045
MainStay 130/30 Core Fund[4]	234	62	0
MainStay 130/30 Growth Fund[4]	1,244	2,049	0
MainStay 130/30 High Yield Fund[5]	0	0	0
MainStay 130/30 International Fund[6]	565	24	0
MainStay Retirement 2010 Fund[7]	5	0	0
MainStay Retirement 2020 Fund[7]	1,988	5	0
MainStay Retirement 2030 Fund[7]	873	0	0
MainStay Retirement 2040 Fund[7]	640	0	0
MainStay Retirement 2050 Fund[7]	113	0	0
MainStay S&P 500 Index Fund	22,231	35,883	27,636
MainStay Short Term Bond Fund	11,600	3,591	1,855
1	Effective October 16, 2009, the MainStay Total Return Fund changed its name to MainStay Income Builder Fund.
2	Effective October 30, 2009, the MainStay Small Company Value Fund changed its name to MainStay U.S. Small Cap Fund.
3	Effective October 16, 2009, the MainStay All Cap Growth Fund changed its name to MainStay Epoch U.S. All Cap Fund.
4	The MainStay 130/30 Core Fund and MainStay 130/30 Growth Fund commenced investment operations on June 29, 2007.
5	The MainStay 130/30 High Yield Fund commenced investment operations on December 14, 2007.
6	The MainStay 130/30 International Fund commenced investment operations on September 28, 2007.
7	The MainStay Retirement Funds commenced investment operations on June 29, 2007.

For the fiscal years ended October 31, 2008, October 31, 2007, and October 31, 2006, NYLIFE Distributors retained the following amounts of sales charges, including CDSC, for Class B shares of the Funds:

CDSC - CLASS B SHARES	YEAR ENDED 10/31/08	YEAR ENDED 10/31/07		YEAR ENDED 10/31/06
MAINSTAY TRUST
MainStay Common Stock Fund	$32,582	$42,036	$47,450
MainStay Convertible Fund	108,496	145,948	204,170
MainStay Diversified Income Fund	32,136	47,296	67,490
MainStay Global High Income Fund	73,765	81,741	79,068
MainStay Government Fund	81,451	93,528	144,947
MainStay High Yield Corporate Bond Fund	421,273	1,359,216	1,824,958
MainStay Income Builder Fund[1]	157,857	177,889	269,103
MainStay International Equity Fund	96,864	89,141	72,155
MainStay Large Cap Growth Fund	155,187	170,718	191,752
MainStay MAP Fund	407,547	424,652	490,842
MainStay Money Market Fund[2]	323,786	241,553	405,739
MainStay Tax Free Bond Fund	22,835	28,930	69,471

ECLIPSE TRUST
MainStay Balanced Fund	271,609	270,336	268,906
MainStay U.S. Small Cap Fund[3]	84,078	95,788	62,513

ECLIPSE FUNDS INC.
MainStay Conservative Allocation Fund	50,736	22,660	13,587
MainStay Epoch U.S. All Cap Fund[4]	19,788	19,144	13,831
MainStay Floating Rate Fund	77,771	80,840	78,798
MainStay Growth Allocation Fund	130,036	67,441	18,361
MainStay Growth Equity Fund	0	0	0
MainStay Intermediate Term Bond Fund	10,527	6,211	5,946
MainStay Moderate Allocation Fund	121,365	67,074	31,195
MainStay Moderate Growth Allocation Fund	176,572	95,294	38,751
1	Effective October 16, 2009, the MainStay Total Return Fund changed its name to MainStay Income Builder Fund.
2

The amount shown represents proceeds from contingent deferred sales charges that were assessed on redemptions of shares that had previously been exchanged from other Funds into the MainStay Money Market Fund.

3	Effective October 30, 2009, the MainStay Small Company Value Fund changed its name to MainStay U.S. Small Cap Fund.
4	Effective October 16, 2009, the MainStay All Cap Growth Fund changed its name to MainStay Epoch U.S. All Cap Fund.

For the fiscal years ended October 31, 2008, October 31, 2007, and October 31, 2006, NYLIFE Distributors retained the following amounts of sales charges, including CDSC, for Class C shares of the Funds:

CDSC - CLASS C SHARES	YEAR ENDED 10/31/08	YEAR ENDED 10/31/07		YEAR ENDED 10/31/06
MAINSTAY TRUST
MainStay Common Stock Fund	$731	$1,198	$464
MainStay Convertible Fund	18,023	2,130	2,025
MainStay Diversified Income Fund	2,036	2,601	408
MainStay Global High Income Fund	11,453	17,757	8,025
MainStay Government Fund	4,520	1,876	1,154
MainStay High Yield Corporate Bond Fund	29,180	79,935	70,385
MainStay Income Builder Fund[1]	772	100	257
MainStay International Equity Fund	4,955	9,777	4,859
MainStay Large Cap Growth Fund	42,407	10,515	4,759
MainStay MAP Fund	34,559	29,993	31,421
MainStay Money Market Fund[2]	51,864	30,514	20,686
MainStay Tax Free Bond Fund	3,615	779	1,238

ECLIPSE TRUST
MainStay Balanced Fund	14,857	29,328	75,856
MainStay U.S. Small Cap Fund[3]	5,102	34,713	92,706

ECLIPSE FUNDS INC.
MainStay Conservative Allocation Fund	14,399	5,369	0
MainStay Epoch U.S. All Cap Fund[4]	1,366	1,725	2,019
MainStay Floating Rate Fund	61,721	153,924	137,179
MainStay Growth Allocation Fund	5,165	3,335	0
MainStay Growth Equity	0	0	0
MainStay Intermediate Term Bond Fund	2,341	165	159
MainStay 130/30 Core Fund[5]	0	0	0
MainStay 130/30 Growth Fund[5]	167	0	0
MainStay 130/30 International Fund[6]	213	0	0
Moderate Allocation Fund	9,317	9,938	0
Moderate Growth Allocation Fund	8,053	6,287	0
1	Effective October 16, 2009, the MainStay Total Return Fund changed its name to MainStay Income Builder Fund.
2

The amount shown represents proceeds from contingent deferred sales charges that were assessed on redemptions of shares that had previously been exchanged from other Funds into the MainStay Money Market Fund.

3	Effective October 30, 2009, the MainStay Small Company Value Fund changed its name to MainStay U.S. Small Cap Fund.
4	Effective October 16, 2009, the MainStay All Cap Growth Fund changed its name to MainStay Epoch U.S. All Cap Fund.
5	The MainStay 130/30 Core Fund and MainStay 130/30 Growth Fund commenced investment operations on June 29, 2007.
6	The MainStay 130/30 International Fund commenced investment operations on September 28, 2007.

For the period from February 28, 2008 (inception of the Investor Class shares) through the fiscal year ended October 31, 2008, it is estimated that the following amounts were spent for distribution-related activities with respect to the Investor Class shares of each Fund:

INVESTOR CLASS EXPENSE CATEGORIES -- FEBRUARY 28, 2008 TO OCTOBER 31, 2008

	SALES MATERIAL AND ADVERTISING	PRINTING AND MAILING PROSPECTUSES TO OTHER THAN CURRENT SHAREHOLDERS		COMPENSATION TO DISTRIBUTION PERSONNEL	COMPENSATION TO SALES PERSONNEL		COMPENSATION TO BROKER DEALERS	OTHER*	APPROXIMATE TOTAL AMOUNT SPENT BY NYLIFE DISTRIBUTORS WITH RESPECT TO FUND
MAINSTAY TRUST
MainStay Common Stock Fund	$97	$100	$2,457	$34,389	$2,031	$1,358	$40,431
MainStay Convertible Fund	462	1,184	19,312	197,098	11,723	10,715	240,494
MainStay Diversified Income Fund	113	250	4,013	35,477	2,394	2,196	44,444
MainStay Global High Income Fund	189	355	5,951	52,460	2,743	3,238	64,937
MainStay Government Fund	271	449	9,250	122,662	4,242	5,180	142,054
MainStay High Yield Corporate Bond Fund	1,062	2,954	48,801	520,153	34,294	27,284	634,547
MainStay Income Builder Fund[1]	344	614	15,628	268,022	13,721	9,083	307,413
MainStay International Equity Fund	514	666	13,042	137,105	7,355	7,061	165,743
MainStay Large Cap Growth Fund	604	920	17,035	189,906	7,332	9,275	225,072
MainStay MAP Fund	1,219	2,003	34,870	328,303	21,800	18,886	407,081
MainStay Money Market Fund	1,503	6,887	86,399	51	48	47,137	142,025
MainStay Tax Free Bond Fund	31	172	2,964	43,100	1,123	1,718	49,107

ECLIPSE TRUST
MainStay Balanced Fund	653	1,078	19,289	199,034	9,657	10,513	240,224
MainStay U.S. Small Cap Fund[2]	305	354	7,349	113,382	3,603	3,978	128,969

ECLIPSE FUNDS INC.
MainStay Conservative Allocation Fund	633	1,486	21,435	163,152	1,387	11,521	199,614
MainStay Epoch U.S. All Cap Fund[3]	124	159	3,016	31,291	1,167	1,619	37,377
MainStay Floating Rate Fund	156	503	7,222	42,909	1,567	3,970	56,326
MainStay Growth Allocation Fund	1,742	2,764	45,351	399,163	5,840	24,147	479,008
MainStay Growth Equity Fund	0	0	1	0	0	1	2
MainStay Indexed Bond Fund	76	195	2,774	13,724	354	1,497	18,619
MainStay Intermediate Term Bond Fund	38	103	1,451	9,292	180	785	11,849
MainStay Moderate Allocation Fund	1,763	3,039	48,494	424,399	4,010	25,889	507,593
MainStay Moderate Growth Allocation Fund	2,616	4,459	71,346	627,409	12,465	38,065	756,361
MainStay 130/30 Core Fund	0	3	34	220	0	19	275
MainStay 130/30 Growth Fund	2	9	109	654	0	60	833
MainStay 130/30 High Yield Fund**	9	41	507	8	0	275	840
MainStay 130/30 International Fund	0	0	2	2,895	0	1	2,898
MainStay Retirement 2010 Fund	0	0	7	76	11	4	98
MainStay Retirement 2020 Fund	18	28	460	3,095	178	244	4,024
MainStay Retirement 2030 Fund	14	14	267	2,605	2	139	3,041
MainStay Retirement 2040 Fund	14	12	253	2,596	0	131	3,007
MainStay Retirement 2050 Fund	8	11	184	1,458	29	97	1,787
MainStay S&P 500 Index Fund	594	1,146	17,677	79,002	11,179	9,473	119,071
MainStay Short Term Bond Fund	56	131	1,903	9,101	494	1,025	12,711
*	Includes Board Member fees, travel, telephone, postage, training material and other miscellaneous expenses.
**	The MainStay 130/30 High Yield Fund commenced investment operations on December 14, 2007.
1	Effective October 16, 2009, the MainStay Total Return Fund changed its name to MainStay Income Builder Fund.
2	Effective October 30, 2009, the MainStay Small Company Value Fund changed its name to MainStay U.S. Small Cap Fund.
3	Effective October 16, 2009, the MainStay All Cap Growth Fund changed its name to MainStay Epoch U.S. All Cap Fund.

For the fiscal year ended October 31, 2008, it is estimated that the following amounts were spent for distribution-related activities with respect to the Class A shares of each Fund:

CLASS A EXPENSE CATEGORIES -- NOVEMBER 1, 2007 TO OCTOBER 31, 2008

	SALES MATERIAL AND ADVERTISING	PRINTING AND MAILING PROSPECTUSES TO OTHER THAN CURRENT SHAREHOLDERS		COMPENSATION TO DISTRIBUTION PERSONNEL	COMPENSATION TO SALES PERSONNEL		COMPENSATION TO BROKER DEALERS	OTHER[1]	APPROXIMATE TOTAL AMOUNT SPENT BY NYLIFE DISTRIBUTORS WITH RESPECT TO FUND
MAINSTAY TRUST
MainStay Common Stock Fund	$770	$580	$14,404	$61,025	$23,690	$7,743	$108,212
MainStay Convertible Fund	12,765	64,235	793,448	484,091	1,063,698	448,453	2,866,690
MainStay Diversified Income Fund	1,003	3,150	45,108	123,914	112,851	25,310	311,336
MainStay Global High Income Fund	1,841	7,330	98,601	130,336	234,156	57,357	529,591
MainStay Government Fund	3,595	4,247	88,273	412,293	127,814	47,979	684,202
MainStay High Yield Corporate Bond Fund	52,468	261,620	3,310,545	3,557,284	4,045,646	2,124,242	13,351,805
MainStay Income Builder Fund[2]	2,821	2,266	70,041	735,146	144,547	41,448	996,270
MainStay International Equity Fund	2,634	3,396	65,490	276,659	148,271	35,432	531,882
MainStay Large Cap Growth Fund	54,473	293,595	3,522,781	350,604	1,227,159	1,942,036	7,390,647
MainStay MAP Fund	11,241	41,362	554,618	692,299	980,691	319,839	2,600,049
MainStay Money Market Fund	14,125	61,447	779,433	1,000	0	425,130	1,281,135
MainStay Tax Free Bond Fund	606	3,360	50,457	378,159	114,357	28,939	575,878

ECLIPSE TRUST
MainStay Balanced Fund	3,658	8,089	133,707	471,946	389,935	88,309	1,095,644
MainStay U.S. Small Cap Fund[3]	3,966	16,595	237,315	135,054	338,680	147,635	879,244

ECLIPSE FUNDS INC.
MainStay Conservative Allocation Fund	4,184	14,822	194,984	631,571	240,711	106,047	1,192,318
MainStay Epoch U.S. All Cap Fund[4]	965	1,757	28,040	57,811	38,084	15,293	141,950
MainStay Floating Rate Fund	7,710	39,927	504,675	399,738	660,424	315,037	1,927,511
MainStay Growth Allocation Fund	4,481	11,849	166,978	735,566	181,446	90,255	1,190,575
MainStay Growth Equity Fund	1	7	88	5,024	0	48	5,169
MainStay Indexed Bond Fund	3,876	2,954	68,174	53,774	49,942	35,635	214,356
MainStay Intermediate Term Bond Fund	842	2,169	30,471	35,130	21,251	16,450	106,313
MainStay Moderate Allocation Fund	7,054	24,154	322,104	1,165,350	342,287	175,237	2,036,185
MainStay Moderate Growth Allocation Fund	8,042	23,412	322,792	1,368,165	319,632	175,181	2,217,225
MainStay 130/30 Core Fund	32	176	2,124	926	932	1,159	5,350
MainStay 130/30 Growth Fund	31	167	2,005	931	7,263	1,093	11,490
MainStay 130/30 High Yield Fund[5]	14	70	848	1	0	462	1,394
MainStay 130/30 International Fund	44	245	2,911	2,684	1,640	1,948	9,473
MainStay Retirement 2010 Fund	1,808	347	19,507	2,082	14	9,617	33,373
MainStay Retirement 2020 Fund	1,983	557	23,229	10,724	44	11,564	48,102
MainStay Retirement 2030 Fund	2,085	474	23,259	8,732	0	11,512	46,062
MainStay Retirement 2040 Fund	1,004	227	11,193	4,619	0	5,540	22,582
MainStay Retirement 2050 Fund	231	64	2,705	1,513	0	1,348	5,860
MainStay S&P 500 Index Fund	12,141	13,014	257,228	164,980	192,656	151,421	791,440
MainStay Short Term Bond Fund	1,282	6,615	80,151	29,469	48,564	44,140	210,219
1	Includes Board Member fees, travel, telephone, postage, training material and other miscellaneous expenses.
2	Effective October 16, 2009, the MainStay Total Return Fund changed its name to MainStay Income Builder Fund.
3	Effective October 30, 2009, the MainStay Small Company Value Fund changed its name to MainStay U.S. Small Cap Fund.
4	Effective October 16, 2009, the MainStay All Cap Growth Fund changed its name to MainStay Epoch U.S. All Cap Fund.
5	The MainStay 130/30 High Yield Fund commenced investment operations on December 14, 2007.

For the fiscal year ended October 31, 2008, it is estimated that the following amounts were spent for distribution-related activities with respect to the Class B shares of each Fund:

CLASS B EXPENSE CATEGORIES -- NOVEMBER 1, 2007 TO OCTOBER 31, 2008

	SALES MATERIAL AND ADVERTISING	PRINTING AND MAILING PROSPECTUSES TO OTHER THAN CURRENT SHAREHOLDERS		COMPENSATION TO DISTRIBUTION PERSONNEL	COMPENSATION TO SALES PERSONNEL		COMPENSATION TO BROKER DEALERS	OTHER*	APPROXIMATE TOTAL AMOUNT SPENT BY NYLIFE DISTRIBUTORS WITH RESPECT TO FUND
MAINSTAY TRUST
MainStay Common Stock Fund	$368	$295	$7,745	$88,694	$12,739	$4,201	$114,042
MainStay Convertible Fund	1,347	3,674	55,766	289,969	238,185	30,807	619,747
MainStay Diversified Income Fund	279	323	7,377	64,967	39,086	4,086	116,116
MainStay Global High Income Fund	326	503	10,110	80,346	52,863	5,632	149,780
MainStay Government Fund	798	1,237	22,940	187,505	71,733	12,532	296,745
MainStay High Yield Corporate Bond Fund	3,245	9,004	163,089	1,135,006	1,136,478	95,846	2,542,668
MainStay Income Builder [1]Fund	1,686	1,869	41,605	459,136	57,163	22,770	584,229
MainStay International Equity Fund	971	1,262	25,143	218,332	64,599	13,760	324,067
MainStay Large Cap Growth Fund	2,039	5,025	76,361	403,455	307,894	41,779	836,554
MainStay MAP Fund	3,329	6,513	115,142	766,689	477,047	73,160	1,441,881
MainStay Money Market Fund	1,610	6,603	93,830	0	0	52,236	154,279
MainStay Tax Free Bond Fund	80	440	7,079	59,777	36,483	4,202	108,062

ECLIPSE TRUST
MainStay Balanced Fund	11	5	148	168	1	75	408
MainStay U.S. Small Cap Fund[2]	652	666	15,170	140,455	44,893	8,321	210,247

ECLIPSE FUNDS INC.
MainStay Conservative Allocation Fund	1,012	2,098	31,975	230,067	25,652	17,206	308,010
MainStay U.S. Epoch All Cap Fund[3]	265	320	6,249	49,560	9,743	3,352	69,489
MainStay Floating Rate Fund	246	710	11,730	66,492	54,434	6,574	140,185
MainStay Growth Allocation Fund	2,570	4,350	70,829	566,601	36,278	37,914	718,542
MainStay Growth Equity Fund	0	0	0	142	0	0	142
MainStay Intermediate Term Bond Fund	58	91	1,698	10,545	8,235	929	21,556
MainStay Moderate Allocation Fund	2,742	5,210	81,891	636,524	43,246	44,005	813,618
MainStay Moderate Growth Allocation Fund	4,195	6,505	109,522	914,073	44,949	58,514	1,137,759
*	Includes Board Member fees, travel, telephone, postage, training material and other miscellaneous expenses.
1	Effective October 16, 2009, the MainStay Total Return Fund changed its name to MainStay Income Builder Fund.
2	Effective October 30, 2009, the MainStay Small Company Value Fund changed its name to MainStay U.S. Small Cap Fund.
3	Effective October 16, 2009, the MainStay All Cap Growth Fund changed its name to MainStay Epoch U.S. All Cap Fund.

For the fiscal year ended October 31, 2008, it is estimated that the following amounts were spent for distribution-related activities with respect to the Class C shares of each Fund:

CLASS C EXPENSE CATEGORIES -- NOVEMBER 1, 2007 TO OCTOBER 31, 2008

	SALES MATERIAL AND ADVERTISING	PRINTING AND MAILING PROSPECTUSES TO OTHER THAN CURRENT SHAREHOLDERS		COMPENSATION TO DISTRIBUTION PERSONNEL	COMPENSATION TO SALES PERSONNEL		COMPENSATION TO BROKER DEALERS	OTHER*	APPROXIMATE TOTAL AMOUNT SPENT BY NYLIFE DISTRIBUTORS WITH RESPECT TO FUND
MAINSTAY TRUST
MainStay Common Stock Fund	$45	$118	$1,775	$9,796	$13,832	$986	$26,553
MainStay Convertible Fund	3,667	20,178	242,511	48,081	532,621	132,599	979,657
MainStay Diversified Income Fund	107	447	6,363	18,125	100,741	3,588	129,372
MainStay Global High Income Fund	577	3,005	38,641	20,307	349,145	21,450	433,126
MainStay Government Fund	646	3,322	40,794	37,020	122,462	22,314	226,557
MainStay High Yield Corporate Bond Fund	6,484	35,189	442,657	483,272	3,123,443	244,711	4,335,756
MainStay Income Builder Fund[1]	34	38	840	10,422	10,434	458	22,227
MainStay International Equity Fund	331	1,073	15,129	31,907	120,415	8,413	177,267
MainStay Large Cap Growth Fund	9,322	51,175	613,716	40,927	1,118,152	336,577	2,169,869
MainStay MAP Fund	3,977	20,891	267,108	114,467	2,201,086	148,153	2,755,681
MainStay Money Market Fund	1,317	6,833	84,896	0	0	46,529	139,575
MainStay Tax Free Bond Fund	167	929	11,509	12,748	32,063	6,318	63,735

ECLIPSE TRUST
MainStay Balanced Fund	934	4,453	61,849	99,726	1,010,433	34,831	1,212,225
MainStay U.S. Small Cap Fund[2]	209	783	12,065	20,440	297,417	7,908	338,823

ECLIPSE FUNDS INC.
MainStay Conservative Allocation Fund	953	4,580	56,821	131,028	70,180	31,002	294,563
MainStay Epoch U.S. All Cap Fund[3]	121	479	6,406	10,045	41,927	3,513	62,491
MainStay Floating Rate Fund	1,415	7,519	100,610	269,886	1,140,191	56,572	1,576,192
MainStay Growth Allocation Fund	526	1,668	22,540	62,861	52,399	12,224	152,217
MainStay Growth Equity Fund	0	0	4	571	0	2	577
MainStay Intermediate Term Bond Fund	172	876	10,866	14,309	38,230	5,945	70,398
MainStay Moderate Allocation Fund	1,201	5,040	64,430	172,663	119,509	35,126	397,969
MainStay Moderate Growth Allocation Fund	1,009	3,569	47,163	156,955	80,121	25,636	314,453
MainStay 130/30 Core Fund	27	151	1,805	340	2,393	983	5,700
MainStay 130/30 Growth Fund	18	99	1,184	30	1,652	646	3,629
MainStay 130/30 High Yield Fund**	39	39	464	0	0	253	795
MainStay 130/30 International Fund	0	0	4	91	593	3	691
*	Includes Board Member fees, travel, telephone, postage, training material and other miscellaneous expenses.
**	The MainStay 130/30 High Yield Fund commenced investment operations on December 14, 2007.
1	Effective October 16, 2009, the MainStay Total Return Fund changed its name to MainStay Income Builder Fund.
2	Effective October 30, 2009, the MainStay Small Company Value Fund changed its name to MainStay U.S. Small Cap Fund.
3	Effective October 16, 2009, the MainStay All Cap Growth Fund changed its name to MainStay Epoch U.S. All Cap Fund.

For the fiscal year ended October 31, 2008, it is estimated that the following amounts were spent for distribution-related activities with respect to the Class R2 shares of each Fund:

CLASS R2 EXPENSE CATEGORIES -- NOVEMBER 1, 2007 TO OCTOBER 31, 2008

	SALES MATERIAL AND ADVERTISING	PRINTING AND MAILING PROSPECTUSES TO OTHER THAN CURRENT SHAREHOLDERS		COMPENSATION TO DISTRIBUTION PERSONNEL	COMPENSATION TO SALES PERSONNEL		COMPENSATION TO BROKER DEALERS	OTHER*	APPROXIMATE TOTAL AMOUNT SPENT BY NYLIFE DISTRIBUTORS WITH RESPECT TO FUND
MAINSTAY TRUST
MainStay Common Stock Fund	$0	0	0	0	0	0	0
MainStay High Yield Corporate Bond Fund	3	15	178	0	5	97	298
MainStay International Equity Fund	27	5	312	563	0	157	1,065
MainStay Large Cap Growth Fund	7,885	27,276	351,559	21	11,190	189,809	587,740
MainStay MAP Fund	560	544	10,993	1,071	696	5,770	19,634

ECLIPSE TRUST
MainStay Balanced Fund	6,393	1,229	73,636	31,286	394	37,063	150,002
*	Includes Board Member fees, travel, telephone, postage, training material and other miscellaneous expenses.

For the fiscal year ended October 31, 2008, it is estimated that the following amounts were spent for distribution-related activities with respect to the Class R3 shares of each Fund:

CLASS R3 EXPENSE CATEGORIES -- NOVEMBER 1, 2007 TO OCTOBER 31, 2008

	SALES MATERIAL AND ADVERTISING	PRINTING AND MAILING PROSPECTUSES TO OTHER THAN CURRENT SHAREHOLDERS		COMPENSATION TO DISTRIBUTION PERSONNEL	COMPENSATION TO SALES PERSONNEL		COMPENSATION TO BROKER DEALERS	OTHER*	APPROXIMATE TOTAL AMOUNT SPENT BY NYLIFE DISTRIBUTORS WITH RESPECT TO FUND
MAINSTAY TRUST
MainStay International Equity Fund	$1	$3	$45	$8	$83	$25	$164
MainStay Large Cap Growth Fund	720	3,987	47,465	107	$10,110	25,845	88,233
MainStay MAP Fund	35	122	1,583	380	1,042	856	4,018

ECLIPSE TRUST
MainStay Balanced Fund	11	5	148	168	1	75	408

ECLIPSE FUNDS INC.
MainStay Retirement 2010 Fund	248	0	2,649	0	0	0	2,897
MainStay Retirement 2020 Fund	390	0	4,156	0	0	0	4,546
MainStay Retirement 2030 Fund	1,109	0	11,825	0	0	0	12,934
MainStay Retirement 2040 Fund	845	0	9,014	0	0	0	9,859
MainStay Retirement 2050 Fund	445	0	4,743	0	0	0	5,188
*	Includes Board Member fees, travel, telephone, postage, training material and other miscellaneous expenses.

SHAREHOLDER SERVICES PLANS; SERVICE FEES

The Board has adopted separate shareholder services plans with respect to the Class R1, Class R2 and Class R3 shares of the Funds (each a "Services Plan"). Only certain Funds currently offer Class R1, Class R2 and Class R3 shares. Under the terms of the Services Plans, each Fund is authorized to pay to New York Life Investments, its affiliates or independent third-party service providers, as compensation for services rendered by New York Life Investments to shareholders of the Class R1,Class R2 and Class R3 shares, in connection with the administration of plans or programs that use Fund shares as their funding medium a shareholder servicing fee at the rate of 0.10% on an annual basis of the average daily net assets of the Class R1, Class R2 and Class R3 shares.

Under the terms of the Services Plans, each covered Fund may pay for personal services or account maintenance services, including assistance in establishing and maintaining shareholder accounts, processing purchase and redemption orders, communicating periodically with shareholders and assisting shareholders who have questions or other needs relating to their account. With respect to the Class R2 and Class R3 shares, these services are in addition to those services that may be provided under the Class R2 and Class R3 12b-1 Plans. Because service fees are ongoing, over time they will increase the cost of an investment in a Fund.

Each Services Plan provides that it may not take effect until approved by vote of a majority of both (i) the Board and (ii) the Independent Board Members. Each Services Plan provides that it shall continue in effect so long as such continuance is specifically approved at least annually by the Board and the Independent Board Members.

Each Services Plan provides that it may not be amended to materially increase the costs that holders of Class R1, Class R2 and Class R3 shares of a Fund may bear under the Services Plan without the approval of a majority of both (i) the Board and (ii) the Independent Board Members, cast in person at a meeting called for the purpose of voting on such amendments.

Each Services Plan provides that the Manager shall provide to the Board, and the Board shall review at least quarterly, a written report of the amounts expended in connection with the performance of service activities, and the purposes for which such expenditures were made.

PROXY VOTING POLICIES AND PROCEDURES

It is the policy of the Funds that proxies received by the Funds are voted in the best interests of the Funds' shareholders. The Board has adopted Proxy Voting Policies and Procedures for the Funds that delegate all responsibility for voting proxies received relating to the Funds' portfolio securities to New York Life Investments, subject to the oversight of the Board. The Manager has adopted its own Proxy Voting Policies and Procedures in order to assure that proxies voted on behalf of the Funds are voted in the best interests of the Funds and their shareholders. Where the Funds have retained the services of a Subadvisor to provide day-to-day portfolio management for a Fund, the Manager may delegate proxy voting authority to the Subadvisor; provided that, as specified in the Manager's Proxy Voting Policies and Procedures, the Subadvisor either (1) follows the Manager's Proxy Voting Policy and the Funds' Procedures; or (2) has demonstrated that its proxy voting policies and procedures are consistent with the Manager's Proxy Voting Policies and Procedures or are otherwise implemented in the best interests of the Manager's clients and appear to comply with governing regulations. The Funds may revoke all or part of this delegation (to the Manager and/or Subadvisor as applicable) at any time by a vote of the Board.

Manager's Proxy Voting Guidelines. To assist the Manager in approaching proxy-voting decisions for the Funds and its other clients, the Manager has adopted proxy-voting guidelines ("Guidelines") with respect to certain recurring issues. These Guidelines are reviewed on an annual basis by the Manager's Proxy Voting Committee and revised when the Proxy Voting Committee determines that a change is appropriate. The Manager has selected RiskMetrics Group ("RMG"), an unaffiliated third-party proxy research and voting service to assist it in researching and voting proxies. With respect to each proxy received, RMG researches the proxy and provides a recommendation to the Manager as to how to vote on each issue based on its research of the individual facts and circumstances of the proxy issue and its application of its research findings to the Guidelines. The Funds' portfolio managers (or other designated personnel) have the ultimate responsibility to accept or reject any RMG proxy voting recommendation ("Recommendation"). The Manager will memorialize the basis for any decision to override a Recommendation, to abstain from voting, and to resolve any conflicts as further discussed below. In addition, the Manager may choose not to vote a proxy if the cost of voting outweighs the possible benefit; if the vote would have an indeterminable or insignificant effect on the client's economic interests or the value of the portfolio holding; or if a jurisdiction imposes share blocking restrictions.

Conflicts of Interest. When a proxy presents a conflict of interest, such as when the Manager has actual knowledge of a material business arrangement between a particular proxy issuer or closely affiliated entity and the Manager or an affiliated entity of the Manager, both the Funds' and the Manager's proxy voting policies and procedures mandate that the Manager follow an alternative voting procedure rather than voting proxies in its sole discretion. In these cases, the Manager may: (1) cause the proxies to be voted in accordance with the recommendations of an independent service provider; (2) notify the Fund's Board, a designated committee of the Manager, or a representative of either of the conflict of interest and seek a waiver of the conflict to permit the Manager to vote the proxies as it deems appropriate and in the best interest of Fund shareholders, under its usual policy; or (3) forward the proxies to the Fund's Board, or a designated committee of the Manager, so that the Board, or the committee may vote the proxies itself. In the case of proxies received in a fund-of-fund structure, whereby the Manager, on behalf of a Fund receives proxies in its capacity as a shareholder in an underlying fund, the Manager may vote in accordance with the recommendations of an independent service provider or echo the vote of the other shareholders in those underlying funds. As part of their delegation of proxy voting responsibility to the Manager, the Funds also delegated to the Manager responsibility for resolving conflicts of interest based on the use of acceptable alternative voting procedures, as described above. If the Manager chooses to override a voting recommendation made by RMG, the Manager's compliance department will review the override prior to voting to determine the existence of any potential conflicts of interest. If the compliance department determines a material conflict may exist, the issue is referred to the Manager's Proxy Voting Committee who will consider the facts and circumstances and determine whether to allow the override or take other action, such as the alternative voting procedures just mentioned.

The Manager has retained voting authority for the MainStay Cash Reserves Fund, MainStay Floating Rate Fund, MainStay Indexed Bond Fund, MainStay Money Market Fundand MainStay Principal Preservation Fund.

GUIDELINES EXAMPLES

The following examples illustrate the Guidelines with respect to certain typical proxy votes. This summary is not an exhaustive list of all the issues that may arise or of all matters addressed in the Guidelines, and whether the Manager supports or opposes a proposal will depend upon the specific facts and circumstances described in the proxy statement and other available information. To the extent a Subadvisor, to which the Manager has delegated proxy-voting authority, utilizes RMG, these Guidelines apply to the Subadvisor.

  Board of Directors. The Manager/Subadvisor will vote on director nominees in an uncontested election on a case-by-case basis, examining such factors as the composition of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity. Also, the Manager will withhold votes from overboarded CEO directors, defined as serving on more than three boards (including their own). Also, the Manager will withhold votes from directors who sit on more than six public company boards. In a contested election of directors, the Manager/Subadvisor will evaluate the nominees based on such factors as the long-term financial performance of the target company relative to its industry; management's track record; background to the proxy contest; qualifications of director nominees (both slates) the likelihood that the proposed objectives and goals can be met; and stock ownership positions. The Manager/Subadvisor generally supports proposals to fix the board size or designate a range for the board size. However, the Manager/Subadvisor will vote against management ability to alter the size of a specified range without shareholder approval. In addition, the Manager/Subadvisor supports proposals to repeal classified boards or elect all directors annually. The Manager/Subadvisor also supports proposals seeking that a majority or more of the board be independent. The Manager/Subadvisor generally votes against shareholder proposals to impose a mandatory retirement age for outside directors. The Manager/Subadvisor will vote against or withhold votes from Compensation Committee members if the company has poor compensation practices.

  Anti-takeover Defenses and Voting Related Issues. The Manager/Subadvisor generally evaluates advance notice proposals on a case-by-case basis, supporting proposals that allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible. The Manager/Subadvisor generally supports shareholder proposals that ask a company to submit its poison pill for shareholder ratification; proposals to allow or make easier shareholder action by written consent; and proposals to lower supermajority vote requirements. The Manager/Subadvisor generally votes against proposals to restrict or prohibit shareholder ability to call special shareholder meetings and proposals giving the board exclusive authority to amend the bylaws.

  Capital Structure. Generally, votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a case-by-case basis using a model developed by RMG. The Manager/Subadvisor will generally vote for proposals to create a new class of nonvoting or subvoting common stock if it is intended for financing purposes with minimal or no dilution to current shareholders and if it is not designed to preserve the voting power of an insider or significant shareholder. The Manager/Subadvisor will generally vote for proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going certain is uncertain. The Manager/Subadvisor will generally vote against proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights, when no shares have been issued or reserved for a specific purpose.

  Executive and Director Compensation. Proposals regarding compensation plans are reviewed on a case-by-case basis using a methodology focusing on the transfer of shareholder wealth. Generally, the Manager/Subadvisor will support proposals seeking additional information regarding compensation, but will vote against proposals which set absolute levels on compensation or dictate amount or form of compensation.

Subadvisor Proxy Voting Guidelines. Below are summaries of each Subadvisor's proxy voting policies and procedures with respect to the Funds where the Manager has delegated proxy voting authority to the Subadvisor. These summaries are not an exhaustive list of all the issues that may arise or of all matters addressed in the applicable proxy voting policies and procedures, and whether the Subadvisor supports or opposes a proposal will depend upon the specific facts and circumstances described in the proxy statement and other available information. These summaries have either been provided by the Subadvisor or summarized by the Manager on behalf of the Subadvisor.

MainStay Epoch U.S. All Cap,MainStay IncomeBuilder(portion)and MainStay U.S.SmallCap Funds

The Manager has delegated proxy voting authority to the Funds' Subadvisor, Epoch. A summary of Epoch's proxy voting policies and procedures is provided below.

Epoch's proxy voting policy requires Epoch to vote proxies received in a manner consistent with the best interests of the Fund and its shareholders. Epoch's policy underscores Epoch's concern that all proxy voting decisions be made in the best interests of the Fund shareholders. Epoch's policy dictates that Epoch vote such proxies in a manner that will further the economic value of each investment for the expected holding period. Each vote cast by Epoch on behalf of the Fund is done on a case-by-case basis, taking into account all relevant factors.

In light of Epoch's fiduciary duty to its clients, and given the complexity of the issues that may be raised in connection with proxy votes, Epoch has retained RMG. RMG is a provider of risk management and corporate governance products and services to participants in the global financial markets. The services provided to Epoch include in-depth research, voting recommendations, vote execution and recordkeeping. Epoch has also adopted RMG's proxy voting guidelines. Notwithstanding the foregoing, Epoch will use its best judgment to vote proxies in the manner it deems to be in the best interests of its clients. In the event that Epoch's judgment differs from that of RMG, Epoch will memorialize the reasons supporting that judgment and retain a copy of those records for Epoch's files. Additionally, Epoch's CCO will periodically review the voting of proxies to ensure that all such votes - particularly those diverging from the judgment of RMG - are being voted consistently with Epoch's fiduciary duties.

Epoch believes that the retention of the services of RMG and the adoption of the proxy voting procedures of RMG adequately addresses the risks of material conflicts that may arise between Epoch's interests and those of its clients.

MainStay 130/30 High Yield, MainStay Convertible, MainStay Diversified Income, MainStay Global High Income, MainStay Government, MainStay High Yield Corporate Bond, MainStay IncomeBuilder(portion), MainStay Intermediate Term Bond, MainStay International Equity, MainStay Short Term Bond and MainStay TaxFreeBond Funds

The Manager has delegated proxy-voting authority to the Funds' Subadvisor, MacKay Shields. A summary of MacKay Shields' proxy voting policies and procedures is provided below.

MacKay Shields has adopted proxy-voting policies and procedures designed to ensure that where clients have delegated proxy-voting authority to MacKay Shields, all proxies are voted in the best interest of such clients without regard to the interests of MacKay Shields or related parties. When a client retains MacKay Shields, the firm generally determines through its investment management agreement whether it will vote proxies on behalf of that client. Currently, MacKay Shields uses RMG as its third-party proxy voting service provider. If the client appoints MacKay Shields as its proxy-voting agent, the client will also instruct MacKay Shields to vote its proxies in accordance with custom guidelines provided by the client, MacKay Shields' Standard Guidelines (currently the same as the RMG standard guidelines), or in the case of a Taft-Hartley client, in accordance with the RMG Taft-Hartley guidelines. MacKay Shields informs the client's custodian to send all proxies to RMG. MacKay Shields then informs RMG that the client has appointed MacKay Shields as its agent and instructs RMG as to which guidelines to follow.

Once the appropriate guidelines have been established, each proxy must be voted in accordance with those guidelines unless a MacKay Shields portfolio manager believes that it is in the best interest of the client(s) to vote otherwise. In those cases, the portfolio manager must complete a form describing the reasons for departing from the guidelines and disclosing any facts that might suggest there is a conflict. The portfolio manager submits the form to MacKay Shields' Legal/Compliance Department for review. If the Legal/Compliance Department determines that no "conflict" exists, then the dissent will be approved and RMG will be informed of how to vote. All dissenting votes are presented to MacKay Shields' Compliance Committee. If MacKay Shields' General Counsel or Chief Compliance Officer determines that a conflict exists, the matter will immediately be referred to MacKay Shields' Compliance Committee for consideration. In accordance with Firm procedures in this area, the committee members will consider the matter and resolve the conflict as deemed appropriate under the circumstances. Please see the "Guidelines Examples" section above for examples of MacKay Shields' guidelines with respect to certain typical proxy votes.

MainStay 130/30 Core, MainStay 130/30 Growth and MainStay 130/30 International, MainStay Balanced(portion), MainStay Common Stock, MainStay Conservative Allocation, MainStay Growth Allocation, MainStay Growth Equity, MainStay Moderate Allocation, MainStay Moderate Growth Allocation, MainStay Retirement 2010, MainStay Retirement 2020, MainStay Retirement 2030, MainStay Retirement 2040, MainStay Retirement 2050 and MainStay S&P 500 Index Funds

The Manager has delegated proxy-voting authority to the Funds' Subadvisor, Madison Square Investors. A summary of Madison Square Investors' proxy voting policies and procedures is provided below.

Madison Square Investors has adopted a Proxy Policy designed to ensure that where clients have delegated proxy voting authority to Madison Square Investors, all proxies are voted in the best interest of such clients without regard to the interests of Madison Square Investors or related parties. For purposes of the Policy, the "best interests of clients" means, unless otherwise specified by the client, the clients' best economic interests over the long term – that is, the common interest that all clients share in seeing the value of a common investment increase over time. To assist Madison Square Investors in researching and voting proxies, Madison Square Investors utilizes the research and implementation services of a third-party proxy service provider, RMG. Madison Square Investors has also utilized RMG in adopting guidelines with respect to voting certain frequently recurring proxy issues. Madison Square Investors' Proxy Voting Committee is responsible for general oversight of Madison Square Investors' Proxy Policy and voting activity.

Where clients have delegated authority to vote proxies to Madison Square Investors, it votes them in accordance with its standard voting guidelines unless Madison Square Investors agrees with the client to apply modified guidelines. RMG researches each proxy issue and provides a recommendation to Madison Square Investors on how to vote based on such research and its application of the research to the applicable voting guidelines. RMG casts votes in accordance with its recommendation unless a portfolio manager believes that it is in the best interests of the client(s) to vote otherwise. To override a proxy recommendation, a portfolio manager must submit a written override request to the Compliance Department. Madison Square Investors has procedures in place to review each such override request for potential material conflicts of interest between clients and Madison Square Investors and its affiliates. Madison Square Investors will memorialize the basis for any decision to override a recommendation or to abstain from voting, including the resolution of any conflicts of interest.

MainStay Large Cap Growth Fund

The Manager has delegated proxy-voting authority to the Fund's Subadvisor, Winslow Capital. A summary of Winslow Capital's proxy voting policies and procedures is provided below.

Winslow Capital, pursuant to Rule 206(4)-6 under the Investment Advisers Act of 1940, has adopted Proxy Voting Policies and Procedures pursuant to which Winslow Capital has undertaken to vote all proxies or other beneficial interests in an equity security prudently and solely in the best long-term economic interest of its advisory clients and their beneficiaries, considering all relevant factors and without undue influence from individuals or groups who may have an economic interest in the outcome of a proxy vote.

Winslow Capital will vote all proxies appurtenant to shares of corporate stock held by a plan or account with respect to which Winslow Capital serves as investment manager, unless the investment management contract expressly precludes Winslow Capital, as investment manager, from voting such proxy.

Winslow Capital has delegated the authority to vote proxies in accordance with its Proxy Voting Policies and Procedures to RMG, a third party proxy-voting agency. Winslow Capital subscribes to RMG's Implied Consent service feature. As RMG research is completed, the RMG Account Manager executes the ballots as Winslow Capital's agent according to the vote recommendations and consistent with the RMG Standard Proxy Voting Guidelines. Please see the "Guidelines Examples" section above for examples of Winslow Capital's guidelines with respect to certain typical proxy votes.

Winslow Capital retains the ability to override any vote if it disagrees with RMG's vote recommendation, and always maintains the option to review and amend votes before they are cast, except in the case of a conflict of interest. When there is an apparent conflict of interest, or the appearance of a conflict of interest, e.g. where Winslow Capital may receive fees from a company for advisory or other services at the same time that Winslow Capital has investments in the stock of that company, Winslow Capital will follow the vote recommendation of RMG. Winslow Capital retains documentation of all amended votes.

MainStay MAP Fund

The Manager has delegated proxy-voting authority to the Fund's Subadvisors, Markstonand ICAP. Summaries of their proxy voting policies and procedures are provided below.

Markston

Markston has delegated the authority to vote proxies in accordance with its Proxy Voting Policies and Procedures to RMG, a third party proxy-voting agency. Markston subscribes to RMG's Implied Consent service feature. As RMG research is completed, the RMG Account Manager executes the ballots as Markston's agent according to the vote recommendations and consistent with the RMG Standard Proxy Voting Guidelines. Please see the "Guidelines Examples" section above for examples of Markston's guidelines with respect to certain typical proxy votes.

Markston retains the ability to override any vote if it disagrees with RMG's vote recommendation, and always maintains the option to review and amend votes before they are cast, except in the case of a conflict of interest. When there is an apparent conflict of interest, or the appearance of a conflict of interest, e.g. where Markston may receive fees from a company for advisory or other services at the same time that Markston has investments in the stock of that company, Markston may vote such proxy: (i) by following the vote recommendation of RMG; (ii) as it determines to be in the best interest of the client, provided that such vote would be against Markston's own interest in the matter; or (iii) in a manner that may also benefit Markston provided that they consult with outside counsel to determine what is in the best interest of the client and based on this consultation, votes in a manner which it concludes to be in the best interest of the client. Markston shall memorialize in writing the rationale of each proxy vote cast directly by Markston which involves a conflict of interest. It will be the responsibility of the portfolio manager to notify the chief compliance officer of any conflicts that might occur during proxy voting.

ICAP

ICAP has adopted proxy-voting policies and procedures designed to ensure that where clients have delegated proxy-voting authority to ICAP, all proxies are voted in the best interest of such clients without regard to the interests of ICAP or related parties. When a client retains ICAP, the firm generally determines through its investment management agreement, whether it will vote proxies on behalf of that client. ICAP reviews all proxy proposals on a case-by-case basis. ICAP utilizes the research and implementation services of RMG to assist with the evaluation of each proxy proposal. In situations where ICAP's interests conflict, or appear to conflict, with the interests of the Funds or other client interests, ICAP will take one of the following steps to resolve the conflict:

  Vote the securities based on a pre-determined voting guideline if the application of the guideline to the matter presented involves little or no discretion on ICAP's part;

  Vote the securities based upon the recommendation of an independent third party, such as RMG; or

  Disclose the conflict to the client and obtain the client's direction to vote the proxies.

Fund's Proxy Voting Record. Each Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Funds will provide any shareholder a copy of their proxy voting record for the previous year ended June 30 within three business days of receipt of request, as well as make the proxy voting results available on their website. The most recent Form N-PX is available on the Funds' website at mainstayinvestments.com or on the SEC's website at www.sec.gov.

DISCLOSURE OF PORTFOLIO HOLDINGS

A description of the Funds' policies and procedures with respect to the disclosure of each of the Fund's portfolio securities holdings is available in this SAI. The Manager will publish quarterly a list of each Fund's ten largest holdings and publish monthly (quarterly, with respect to the MainStay High Yield Corporate Bond Fund) a complete schedule of each Fund's portfolio holdings on the internet at mainstayinvestments.com. You may also obtain this information by calling toll-free 800-MAINSTAY (624-6782). With the exception of the MainStay High Yield Corporate Bond Fund, disclosure of each Fund's portfolio holdings is made available as of the last day of each calendar month, no earlier than 30 days after the end of the reported month (15 days for Funds subadvised by ICAP). Disclosure of the MainStay High Yield Corporate Bond Fund's portfolio holdings is made available as of the last day of each calendar quarter, no earlier than 60 days after the end of the reported quarter. In addition, disclosure of each Fund's top ten holdings is made quarterly no earlier than 15 days after the end of each calendar quarter. The Funds' quarterly top ten holdings information is also provided in the Annual Report and Semi-Annual Report to shareholders and in the quarterly holdings report to the SEC on Form N-Q.

In addition, the Manager or a Fund's Subadvisor may share the Fund's non-public portfolio holdings information with subadvisors, pricing services and other service providers to the Funds, who require access to such information in order to fulfill their contractual duties to the Funds. As of the date of this SAI, those service providers are State Street, KPMG LLP, PricewaterhouseCoopers, Markit Loan-Evaluation Services, Russell Mellon, RMG, Loan Pricing Corporation, Interactive Data Corporation, Plexus Group Manager Services, Abel/Noser Corporation and Merrill Corporation. The Manager may also disclose non-public information regarding a Fund's portfolio holdings information to certain mutual fund analysts and rating and tracking entities, such as Morningstar, Bloomberg, Standard & Poor's, Thompson Financial and Lipper Analytical Services, or to other entities that have a legitimate business purpose in receiving such information on a more frequent basis. Exceptions to the frequency and recipients of the disclosure may be made only with the advance authorization of the Funds' Chief Compliance Officer, after discussion with the appropriate portfolio manager, upon a determination that such disclosure serves a legitimate business purpose and is in the best interests of the Funds. Such disclosure will be reported to the Board at the next regularly scheduled Board meeting.

All non-public portfolio holdings information is provided pursuant to a confidentiality agreement. All confidentiality agreements entered into for the receipt of non-public portfolio holdings information must provide that: (i) the Funds' non-public portfolio holdings information is the confidential property of the Funds and may not be used for any purpose except as expressly provided; (ii) the recipient of the non-public portfolio holdings information (a) agrees to limit access to the information to its employees and agents who are subject to a duty to keep and treat such information as confidential and (b) will implement appropriate monitoring procedures; and (iii) upon written request from New York Life Investments or the Funds, the recipient of the non-public portfolio holdings information shall promptly return or destroy the information. In lieu of the separate confidentiality agreement described above, the MainStay Group of Funds may rely on the confidentiality provisions of existing agreements provided New York Life Investments has determined that such provisions adequately protect the MainStay Group of Funds against disclosure or misuse of non-public holdings information.

Generally, employees of the Manager who have access to non-public information regarding the Funds' portfolio holdings information are restricted in their uses of such information pursuant to information barriers and personal trading restrictions contained in the Manager's policies and procedures.

Whenever portfolio holdings disclosure made pursuant to these procedures involves a conflict of interest between the Funds' shareholders and the Funds' Manager, Subadvisor, Distributor or any affiliated person of the Funds, the disclosure may not be made unless a majority of the Independent Board Members or a majority of a Board committee consisting solely of Independent Board Members approves such disclosure.

The Funds, the Manager and the Subadvisors shall not enter into any arrangement providing for the disclosure of non-public portfolio holding information for the receipt of compensation or benefit of any kind. Any material changes to the policies and procedures for the disclosure of portfolio holdings are reported to the Board on at least an annual basis.

PORTFOLIO MANAGERS

Each Fund's portfolio managers also have responsibility for the day-to-day management of accounts other than the Funds. Information regarding these other accounts, as of December 31, 2008,unless otherwise noted, is set forth below:

		NUMBER OF OTHER ACCOUNTS MANAGED AND ASSETS BY ACCOUNT TYPE			NUMBER OF ACCOUNTS AND ASSETS FOR WHICH THE ADVISORY FEE IS BASED ON PERFORMANCE
PORTFOLIO MANAGER	FUNDS MANAGED BY PORTFOLIO MANAGER	REGISTERED INVESTMENT COMPANY	OTHER POOLED INVESTMENT VEHICLES	OTHER ACCOUNTS	REGISTERED INVESTMENT COMPANY	OTHER POOLED INVESTMENT VEHICLES	OTHER ACCOUNTS
Claude Athaide	MainStay Money Market Fund, MainStay Short Term Bond Fund	1 RIC $1,098,699,368	0	6 Accounts $421,282,113	0	0	0
Lee Baker	MainStay S&P 500 Index Fund	2 RICs $1,100,000,000	0	9 Accounts $701,000,000	0	0	0
Rupal J. Bhansali[1]	MainStay International Equity Fund	2 RICs $649,417,452	0	7 Accounts $943,895,002	0	0	2 Accounts $299,680,050
Howard Booth[2]	MainStay Global High Income Fund	0		126 Accounts $8,154,541,206	0	0	3 Accounts $255,690,537
David Clement	MainStay Cash Reserves Fund, MainStay Money Market Fund, MainStay Principal Preservation Fund	None	6 Accounts $2,678,000,000	7 Accounts $3,598,000,000	0	0	0
Louis N. Cohen[2]	MainStay 130/30 High Yield Fund and MainStay Diversified Income Fund	4 RICs$1,139,844,012	5 Accounts $1,046,012,040	22 Accounts $44,335,168,383	0	2 Accounts$97,582,944	4 Accounts$547,631,084
Robert Dial	MainStay Floating Rate Fund	0	1 Account $202,000,000	8 Accounts $2,503,000,000	0	0	0
Robert DiMella[1]	MainStay Tax Free Bond Fund	0	2 Accounts $52,000,000	3 Accounts $150,000,000	0	0	0
Tony H. Elavia[1]	MainStay Balanced Fund, MainStay Asset Allocation Funds, MainStay Retirement Funds	5 RICs $1,078,386,822	0	2 Accounts $27,296,233	0	0	0
Harvey Fram	MainStay Common Stock Fund, MainStay 130/30 Core Fund	2 RICs $829,919,119	4 Accounts $349,712,783	44 Accounts $2,484,310,847	0	0	6 Accounts $1,043,122,745
Thomas Girard	MainStay Balanced Fund, MainStay Cash Reserves Fund, MainStay Indexed Bond Fund, MainStay Money Market Fund, MainStay Principal Preservation Fund	3 RICs $930,000,000	1 Account $3,098,000,000	3 Accounts $578,000,000	0	0	0
Gary Goodenough[2]	MainStay Intermediate Term Bond Fund, MainStay Short Term Bond Fund, MainStay Global High Income Fund, MainStay Government Fund and MainStay Income Builder Fund	2 RICs$448,592,288	0	126 Accounts $8,154,541,206	0	0	3 Accounts $55,690,537
Justin H. Kelly	MainStay Large Cap Growth Fund	3 RICs $462,000,000	5 Accounts $93,000,000	51 Accounts $2,278,000,000	0	0	1 Account $24,000,000
Migene Kim	MainStay Common Stock Fund	0	0	0	0	0	0
Michael Kimble[2]	MainStay 130/30 High Yield Fund, MainStay Diversified Income Fund and MainStay Income Builder Fund	4 RICs$1,139,844,012	5 Accounts $1,046,012,040	22 Accounts $44,335,168,383	0	2 Accounts$97,582,944	4 Accounts547,631,084
Harish Kumar[1]	MainStay Growth Equity Fund, MainStay 130/30 Growth Fund	0	0	2 Accounts $6,491,925	0	0	1 Account $1,689,921
Roger Lob	MainStay MAP Fund	0	0	18 Accounts $78,037,116	0	0	0
John Loffredo[1]	MainStay Tax Free Bond Fund	0	2 Accounts $52,000,000	3 Accounts $150,000,000	0	0	0
Christopher Mullarkey	MainStay MAP Fund	0	1 Account $31,529,889	16 Accounts $158,869,028	0	0	0
Michael J. Mullarkey	MainStay MAP Fund	0	1 Account $31,529,889	16 Accounts $158,869,028	0	0	0
Francis J. Ok	MainStay S&P 500 Index Fund	2 RICs $1,100,000,000	0	9 Accounts $701,000,000	0	0	0
Mona Patni	MainStay 130/30 Core Fund	0	0	0	0	0	0
David N. Pearl[1]	MainStay Epoch U.S. All Cap Fund, MainStay U.S. Small Cap Fund	2 RICs $183,534,511	28 Accounts $1,095,517,418	82 Accounts $1,850,696,752	0	1 Account $63,542,946	4 Accounts $293,804,828
J. Matthew Philo[2]	MainStay High Yield Corporate Bond Fund	3 RICs $2,448,139,474	4 Accounts$1,738,731,065	44 Accounts$9,163,623,156	0	2 Accounts$6,231,137	0
William W. Priest[1]	MainStay Epoch U.S. All Cap Fund, MainStay Income Builder Fund, MainStay U.S. Small Cap Fund	4 RICs $556,707,295	44 Accounts $2,849,314,044	136 Accounts $2,264,665,640	0	2 Accounts $122,784,315	8 Accounts $322,973,474
James Ramsay[2]	MainStay Intermediate Term Bond Fund, MainStay Short Term Bond Fund, MainStay Global High Income Fund, MainStay Government Fund and MainStay Income Builder Fund	2 RICs $448,592,288	0	126 Accounts $8,154,541,206	0	0	3 Accounts $255,690,537
Dan Roberts[2]	MainStay 130/30 High Yield Fund, MainStay Diversified Income Fund and MainStay Income Builder Fund	4 RICs $1,139,844,012	5 Accounts $1,046,012,040	22 Accounts $44,335,168,383	0	2 Accounts $97,582,944	4 Accounts $547,631,084
Eric Sappenfield[1]	MainStay Income Builder Fund	1 RIC $267,474,733	7 Accounts $717,683,206	0	0	0	0
Jeffrey H. Saxon	MainStay Global High Income Fund	0	0	0	0	0	0
Jerrold K. Senser	MainStay MAP Fund	14 RICs $5,017,041,875	12 Accounts $1,183,354,034	120 Accounts $5,106,952,047	0	0	12 Accounts $919,466,519
Donald Serek	MainStay Indexed Bond Fund	None	2 Accounts $631,000,000	5 Accounts $1,212,000,000	0	0	0
Edward Silverstein	MainStay Convertible Fund	1 RIC $256,902,679	0	9 Accounts $220,874,099	0	0	2 Accounts $323,137,109
Luke A. Smith	MainStay 130/30 International Fund	0	0	2 Accounts $10,287,062	0	2 Accounts $23,177,788	2 Accounts $23,177,758
Johnathan Swaney	MainStay Retirement Funds, MainStay Asset Allocation Funds	0	0	12 Accounts $2,149,552,565	0	0	0
Andrew Ver Planck	MainStay 130/30 International Fund	0	0	0	0	0	0
Taylor Wagenseil[2]	MainStay 130/30 High Yield Fund and MainStay Diversified Income Fund	4 RICs $1,139,844,012	5 Accounts $1,046,012,040	22 Accounts $44,336,168,383	0	0	4 Accounts $547,631,084
R. Bart Wear	MainStay Large Cap Growth Fund	3 RICs $462,000,000	5 Accounts $93,000,000	51 Accounts $2,278,000,000	0	0	1 Account $24,000,000
Michael Welhoelter[1]	MainStay Epoch U.S. All Cap Fund, MainStay Income Builder Fund, MainStay U.S. Small Cap Fund	4 RICs $556,707,295	44 Accounts $2,849,314,044	136 Accounts $2,264,665,640	0	2 Accounts $122,784,315	8 Accounts $322,973,474
Thomas R. Wenzel[1]	MainStay MAP Fund	14 RICs $5,017,041,875	12 Accounts $1,183,354,034	120 Accounts $5,106,952,047	0	0	12 Accounts $919,466,519
Clark J. Winslow	MainStay Large Cap Growth Fund	3 RICs $462,000,000	5 Accounts $93,000,000	51 Accounts $2,278,000,000	0	0	1 Account $24,000,000
1	Information presented is as of April 30, 2009.
2	Information presented is as of September 30, 2009.

Portfolio Manager Compensation Structure. In an effort to retain key personnel, New York Life Investments and each Subadvisor have structured compensation plans for portfolio managers and other key personnel that it believes are competitive with other investment management firms.

New York Life Investments

New York Life Investments' portfolio managers receive a base pay and an annual incentive based on performance against individual and organizational unit objectives, as well as business unit and overall New York Life Investments results. The plan is designed to align manager compensation with investors' goals by rewarding portfolio managers who meet the long-term objective of consistent, dependable and superior investment results, measured by the performance of the product(s) under the individual's management. In addition, these employees also participate in a long-term incentive program.

New York Life Investments offers an annual incentive plan and a long-term incentive plan. The total dollars available for distribution is equal to the pool generated based on New York Life Investments's overall company performance. "New York Life Investments Company Performance" is determined using several key financial indicators, including operating revenue, pre-tax operating income, and net cash flow. The long-term incentive plan is eligible to senior level employees and is designed to reward profitable growth in company value. An employee's total compensation package is reviewed periodically to ensure that they are competitive relative to the external marketplace.

MacKay Shields

MacKay Shields establishes salaries at competitive levels, verified through industry surveys, to attract and maintain the best professional talent. In addition, an incentive bonus equal to a significant percentage of the firm's pre-tax profits is paid annually to the firm's employees based upon an individual's performance and the profitability of the firm. The bonus generally represents a sizable amount relative to the base salary, and when considered with the base salary, results in a highly attractive level of total cash compensation for the firm's professional employees. Certain other accounts at MacKay Shields pay the firm a fee based on performance, a portion of which forms a part of the bonus pool for all employees. Every MacKay Shields employee participates in the bonus pool. This approach instills a strong sense of commitment on the part of each employee towards the overall success of the firm. There is no difference between the method used in determining a portfolio manager's compensation with respect to a Fund and other accounts. MacKay Shields offers a Phantom Stock Plan, which enhances the firm's ability to attract, retain, motivate and reward key executives. Awards can be made annually and vesting takes place over a period of several subsequent years. Participation in the Plan by senior professionals is contingent upon the execution of an Executive Employment Agreement.

Madison Square Investors

Madison Square Investors' portfolio managers receive a base pay and an annual incentive based on performance against individual and organizational unit objectives, as well as business unit and overall Madison Square Investors results. The plan is designed to align manager compensation with investors' goals by rewarding portfolio managers who meet the long-term objective of consistent, dependable and superior investment results, measured by the performance of the product(s) under the individual's management. In addition, these employees also participate in a long-term incentive program.

Madison Square Investors offers an annual incentive plan and a long-term incentive plan. The total dollars available for distribution is equal to the pool generated based on Madison Square Investors' overall company performance. "Madison Square Investors Company Performance" is determined using several key financial indicators, including operating revenue, pre-tax operating income, and net cash flow. The long-term incentive plan is eligible to senior level employees and is designed to reward profitable growth in company value. An employee's total compensation package is reviewed periodically to ensure that it is competitive relative to the external marketplace.

Winslow Capital

In an effort to retain key personnel, Winslow Capital Management has structured compensation plans for portfolio managers and other key personnel that it believes are competitive with other investment management firms. The compensation plan is determined by the Winslow Capital Operating Committee and is designed to align manager compensation with investors' goals by rewarding portfolio managers who meet the long-term objective of consistent, superior investment results, measured by the performance of the product. Effective December 26, 2008, upon the acquisition of Winslow Capital by Nuveen Investments, Inc., the portfolio managers have long-term employment agreements with multi-year non-competition/non-solicitation clauses.

The Operating Committee establishes salaries at competitive levels, verified through industry surveys, to attract and maintain the best professional and administrative personnel. Portfolio manager compensation packages are independent of advisory fees collected on any given client account under management. In addition, an incentive bonus is paid annually to the employees based upon each individual's performance, client results and the profitability of the firm.

ICAP

Compensation for key ICAP investment professionals consists of a competitive base salary and annual cash bonus. A compensation committee reviews and determines the compensation. The compensation committee determines the base salary and amount of bonus for each individual by examining several quantitative and qualitative factors. For those individuals with specific investment sectors assigned to them, their annual performance relative to the annual performance of that sector in the broad market is an important factor. Other factors include the investment professional's contribution to the investment team's dialogue, the business results and overall business strategy, success of marketing and client servicing as well as managerial and demonstrated leadership. Not all factors apply to each investment professional and there is no particular weighting or formula for considering certain factors. Both the base salary for the upcoming year and the bonus for the current year are determined near the end of each calendar year.

Markston

The Markston portfolio management team (Michael Mullarkey, Roger Lob, Christopher Mullarkey) are all owners of Markston International LLC. The portfolio managers share in the profits of the firm. Therefore, the success of the team in generating long-term above average performance directly correlates with the success of Markston and the compensation of the portfolio managers.

Epoch Epoch compensates its portfolio managers with a fixed annual salary plus a discretionary bonus determined by its management committee. The portfolio managers do not receive compensation that is based upon the Fund's, any other commingled accounts, or any private account's pre- or after-tax performance, or the value of the assets held by such entities. The portfolio managers do not receive any special or additional compensation from Epoch for their services as Portfolio Managers. Messrs. Priest, Pearl, Sappenfield and Welhoelter are each shareholders of Epoch Holding Corporation, a public company that is the parent company of Epoch. As shareholders of Epoch Holding Corporation, Messrs. Priest, Pearl, Sappenfield and Welhoelter are each entitled to share in any dividends or appreciation of the public company's stock.

The following table states, as of December 31, 2008,unless otherwise noted, the dollar range of fund securities beneficially owned by each Portfolio Manager in the MainStay Group of Funds ($1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000, $500,001-$1,000,000, or over $1,000,000).

PORTFOLIO MANAGER	FUND	$ RANGE OF OWNERSHIP
Claude Athaide	MainStay Money Market Fund	$10,001 - $50,000
	MainStay Short Term Bond Fund	$10,001 - $50,000
Lee Baker	None	$0
Rupal J. Bhansali	MainStay International Equity Fund	$50,001 - $100,000
	MainStay Principal Preservation Fund	$100,001 - $500,000
Howard Booth	None	$0
David Clement	None	$0
Louis N. Cohen[1]	None	$0
Robert Dial	None	$0
Robert DiMella[2]	None	$0
Tony H. Elavia	None	$0
Harvey Fram	MainStay 130/30 Core Fund	$10,001 - $50,000
Thomas Girard	None	$0
Gary Goodenough[1]	MainStay Income Builder Fund	$50,001 - $100,000
	MainStay High Yield Corporate Bond Fund	$10,001 - $50,000
Justin H. Kelly	MainStay Large Cap Growth Fund	$10,001 - $50,000
Migene Kim	None	$0
Michael Kimble	None	$0
Harish Kumar	None	$0
Roger Lob	None	$0
John Loffredo[2]	None	$0
Christopher Mullarkey	None	$0
Michael J. Mullarkey	None	$0
Francis J. Ok	None	$0
Mona Patni	None	$0
David N. Pearl[2]	None	$0
J. Matthew Philo	None	$0
William W. Priest[2]	None	$0
James Ramsay	None	$0
Dan Roberts	None	$0
Eric Sappenfield[2]	None	$0
Jeffrey H. Saxon	None	$0
Jerrold K. Senser	None	$0
Donald F. Serek	None	$0
Edward Silverstein	MainStay Convertible Fund	$100,001 - $500,000
Luke A. Smith	MainStay International Equity Fund	$10,001 - $50,000
Jonathan Swaney	MainStay International Equity Fund	$100,001 - $500,000
	MainStay MAP Fund	$10,001 - $50,000
	MainStay S&P 500 Index Fund	$50,001 - $100,000
	MainStay Small Cap Opportunity Fund	$10,001 - $50,000
Andrew Ver Planck	None	$0
Taylor Wagenseil	None	$0
R. Bart Wear	MainStay Large Cap Growth Fund	$100,001 - $500,000
Michael Welhoelter[2]	None	$0
Thomas R. Wenzel	None	$0
Clark J. Winslow	MainStay Large Cap Growth Fund	Over $1,000,000
1	Information presented is as of September 30, 2009.
2	Information presented is as of April 30, 2009.

Potential Portfolio Manager Conflicts

Certain portfolio managers who are responsible for managing certain institutional accounts share a performance fee based on the performance of the account. These accounts are distinguishable from the Funds because they use techniques that are not permitted for the Funds, such as short sales and leveraging. (Note that this conflict only arises with regard to the Funds that have a high yield component).

A portfolio manager who makes investment decisions with respect to multiple Funds and/or other accounts, including accounts in which the portfolio manager is personally invested, may be presented with one or more of the following potential conflicts:

  The management of multiple funds and/or accounts may result in the portfolio manager devoting unequal time and attention to the management of each fund and/or account;

  If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one fund or account managed by the portfolio manager, a fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and accounts managed by the portfolio manager;

  A portfolio manager may take a position for a fund or account in a security that is contrary to the position held in the same security by other funds or accounts managed by the portfolio manager. For example, the portfolio manager may sell certain securities short for one fund or account while other funds or accounts managed by the portfolio manager simultaneously hold the same or related securities long; and

  An apparent conflict may arise where an adviser receives higher fees from certain funds or accounts that it manages than from others, or where an adviser receives a performance-based fee from certain funds or accounts that it manages and not from others. In these cases, there may be an incentive for a portfolio manager to favor the higher and/or performance-based fee funds or accounts over other funds or accounts managed by the portfolio manager.

To address potential conflicts of interest, New York Life Investments and each Subadvisor have adopted various policies and procedures to provide for equitable treatment of trading activity and to ensure that investment opportunities are allocated in a fair and appropriate manner. In addition, New York Life Investments has adopted a Code of Ethics that recognizes the Manager's obligation to treat all of its clients, including the Fund, fairly and equitably. These policies, procedures and the Code of Ethics are designed to restrict the portfolio manager from favoring one client over another. There is no guarantee that the policies, procedures and the Code of Ethics will be successful in every instance.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Purchases and sales of securities on a securities exchange are effected by brokers, and the Funds pay a brokerage commission for this service. In transactions on stock exchanges in the United States, these commissions are negotiated, whereas on many foreign stock exchanges these commissions are fixed. In the over-the-counter markets, securities (i.e., municipal bonds, other debt securities and some equity securities) are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. Transactions in certain over-the-counter securities also may be effected on an agency basis, when the total price paid (including commission) is equal to or better than the best total prices available from other sources. In underwritten offerings, securities are usually purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

Because the MainStay Retirement Funds and the MainStay Asset Allocation Funds primarily invest all of their assets in Class I shares of Underlying Funds, they generally do not pay brokerage commissions and related costs, but do indirectly bear a proportionate share of these costs incurred by the Underlying Funds in which they invest.

In effecting purchases and sales of portfolio securities for the account of a Fund, the Fund's Manager or Subadvisor will seek the best execution of the Fund's orders. The Board has adopted policies and procedures that govern the selection of broker-dealers to effect securities transactions on behalf of a Fund. Under these policies and procedures, the Manager or Subadvisor must consider not only the commission rate, spread or other compensation paid, but the price at which the transaction is executed, bearing in mind that it may be in a Fund's best interests to pay a higher commission, spread or other compensation in order to receive better execution. The Manager or Subadvisor may consider other factors, including the broker's integrity, specialized expertise, speed, ability or efficiency, research or other services. The Manager or Subadvisor may not consider a broker's promotional or sales efforts on behalf of any Fund as part of the broker selection process for executing Fund portfolio transactions. Furthermore, neither the Funds nor the Manager may enter into agreements under which a Fund directs brokerage transactions (or revenue generated from those transactions) to a broker to pay for distribution of Fund shares.

Currently, New York Life Investments is affiliated with two broker-dealers, NYLIFE Securities LLC and NYLIFE Distributors LLC (each an "Affiliated Broker" and collectively, the "Affiliated Brokers"), neither of which have institutional capacity to underwrite securities or effect transactions of the MainStay Group of Funds.

As permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended, (the "1934 Act"), the Manager or a Subadvisor may cause a Fund to pay a broker-dealer (except the Affiliated Brokers) that provides brokerage and research services to the Manager or Subadvisor an amount of commission for effecting a securities transaction for a Fund in excess of the amount other broker-dealers would have charged for the transaction if the Manager or the Subadvisor determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or the Manager's or the Subadvisor's overall responsibilities to the Funds or to its other clients. The term "brokerage and research services" includes advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or of purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

In the fiscal year ended October 31, 2006, the MainStay MAP Fund paid commissions to Wachovia Capital Markets, an affilate of the MainStay MAP Fund's former subadvisor Jennison. The following table sets forth information regarding such payment. No such payments were made to Affiliated Brokers in the fiscal years ended October 31, 2007 and October 31, 2008.

2006
Total brokerage commissions paid by the MainStay MAP Fund in fiscal year ended October 31, 2006	$1,538,322

Although commissions paid on every transaction will, in the judgment of the Manager or the Subadvisors, be reasonable in relation to the value of the brokerage services provided, commissions exceeding those that another broker might charge may be paid to broker-dealers (except the Affiliated Brokers) who were selected to execute transactions on behalf of the Funds and the Manager's or the Subadvisors' other clients in part for providing advice as to the availability of securities or of purchasers or sellers of securities and services in effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

Broker-dealers may be willing to furnish statistical, research and other factual information or services ("Research") to the Manager or the Subadvisors for no consideration other than brokerage or underwriting commissions. Securities may be bought or sold through such broker-dealers, but at present, unless otherwise directed by the Funds, a commission higher than one charged elsewhere will not be paid to such a firm solely because it provided Research to the Manager or the Subadvisor. Research provided by brokers is used for the benefit of all of the Manager's or the Subadvisors' clients and not solely or necessarily for the benefit of the Funds. The Manager's or the Subadvisors' investment management personnel attempt to evaluate the quality of Research provided by brokers. Results of this effort are sometimes used by the Manager or the Subadvisors as a consideration in the selection of brokers to execute portfolio transactions.

Certain of the Funds may participate in commission recapture programs with certain brokers selected by the Manager. Under these programs, a Fund may select a broker or dealer to effect transactions for the Fund whereby the broker or dealer uses a negotiated portion of the commissions earned on such brokerage transactions to pay bona fide operating expenses of the Fund. Such expenses may include fees paid directly to the broker or dealer, to an affiliate of the broker or dealer, or to other service providers, for transfer agency, sub-transfer agency, recordkeeping, or shareholder services or other bona fide services of the Funds.

In certain instances there may be securities that are suitable for a Fund's portfolio as well as for that of another MainStay Fund or one or more of the other clients of the Manager or the Subadvisors. Investment decisions for a Fund and for the Manager's or the Subadvisors' other clients are made independently from those of the other accounts and investment companies that may be managed by the Manager or the Subadvisor with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security in a particular transaction as far as a Fund is concerned. The Manager and Subadvisors each believe that over time the Funds' ability to participate in volume transactions will produce better executions for the Funds.

The Management fees paid by the MainStay Group of Funds, on behalf of each Fund, to the Manager and the Subadvisory fees that the Manager pays on behalf of certain Funds to the Subadvisors will not be reduced as a consequence of the Manager's or the Subadvisors' receipt of brokerage and research services. To the extent a Fund's portfolio transactions are used to obtain such services, the brokerage commissions paid by the Fund will exceed those that might otherwise be paid, by an amount that cannot be clearly determined. Such services would be useful and of value to the Manager and the Subadvisors in serving both the Funds and other clients and, conversely, such services obtained by the placement of brokerage business of other clients would be useful to the Manager and the Subadvisors in carrying out their obligations to the Funds.

The table below shows information on brokerage commissions paid by each of the Funds for the fiscal years ended October 31, 2008, October 31, 2007 and October 31, 2006, all of which were paid to entities that are not affiliated with the Funds, the Manager or the Distributor.

BROKERAGE COMMISSIONS	YEAR ENDED 10/31/08	YEAR ENDED 10/31/07		YEAR ENDED 10/31/06
MAINSTAY TRUST
MainStay Common Stock Fund	347,535	159,338	156,066
MainStay Convertible Fund	120,497	153,990	173,112
Mainstay Diversified Income Fund	8,235	3,707	7,869
MainStay Global High Income Fund	9,896	3,075	13,306
MainStay Government Fund	0	0	0
MainStay High Yield Corporate Bond Fund	204,934	370,039	284,203
MainStay Income Builder Fund[1]	550,638	482,077	588,327
MainStay International Equity Fund	2,017,805	1,571,297	1,449,131
MainStay Large Cap Growth Fund	3,529,307	1,247,910	1,004,760
MainStay MAP Fund	1,332,048	1,211,285	1,538,322
MainStay Money Market Fund	0	0	0
MainStay Principal Preservation Fund	0	0	0
MainStay Tax Free Bond Fund	14,438	1,250	3,750

ECLIPSE TRUST
MainStay Balanced Fund	555,843	653,466	281,302
MainStay U.S. Small Cap Fund[2]	2,552,982	3,514,604	2,412,030

ECLIPSE FUNDS INC.
MainStay Cash Reserves Fund	0	0	0
MainStay Conservative Allocation Fund	0	0	0
MainStay Epoch U.S. All Cap Fund[3]	345,483	252,050	292,556
MainStay Floating Rate Fund	0	0	0
MainStay Growth Allocation Fund	0	0	0
MainStay Growth Equity Fund	219,122	122,073	26,007
MainStay Indexed Bond Fund	0	0	0
MainStay Intermediate Term Bond Fund	29	0	0
MainStay Moderate Allocation Fund	0	0	0
MainStay Moderate Growth Allocation Fund	0	0	0
MainStay 130/30 Core Fund[4]	130,558	19,702	0
MainStay 130/30 Growth Fund[4]	61,312	12,233	0
MainStay 130/30 High Yield Fund[5]	2,700	0	0
MainStay 130/30 International Fund[6]	31,275	965	0
MainStay Retirement 2010 Fund[7]	4,524	0	0
MainStay Retirement 2020 Fund[7]	5,696	0	0
MainStay Retirement 2030 Fund[7]	7,189	0	0
MainStay Retirement 2040 Fund[7]	3,580	0	0
MainStay Retirement 2050 Fund[7]	2,316	0	0
MainStay Short Term Bond Fund	0	0	0
MainStay S&P 500 Index Fund	57,137	74,098	59,833
1	Effective October 16, 2009, the MainStay Total Return Fund changed its name to MainStay Income Builder Fund.
2	Effective October 30, 2009, the MainStay Small Company Value Fund changed its name to MainStay U.S. Small Cap Fund.
3	Effective October 16, 2009, the MainStay All Cap Growth Fund changed its name to MainStay Epoch U.S. All Cap Fund.
4	The MainStay 130/30 Core Fund and MainStay 130/30 Growth Fund commenced investment operations on June 29, 2007.
5	The MainStay 130/30 High Yield Fund commenced investment operations on December 14, 2007.
6	The MainStay 130/30 International Fund commenced investment operations on September 28, 2007.
7	The MainStay Retirement Funds commenced investment operations on June 29, 2007.

The following table shows the dollar amount of brokerage commissions paid to brokers that provided research services during the fiscal year ended October 31, 2008 and the dollar amount of the transactions involved. The Funds pay brokerage commissions to various full-service brokers for both execution services and research services. However, because the commissions paid to these full-service brokers are not segregated by the part of the fee attributable to execution and the part attributable to research, the foregoing numbers represent fees paid for both execution services and research services.

	TOTAL AMOUNT OF TRANSACTIONS WHERE COMMISSIONS PAID TO BROKERS THAT PROVIDED RESEARCH SERVICES	TOTAL BROKERAGE COMMISSIONS PAID TO BROKERS THAT PROVIDED RESEARCH
MAINSTAY TRUST
MainStay Common Stock Fund	31,436,941	38,757
MainStay Convertible Fund	22,624,538	16,624
Mainstay Diversified Income Fund	52,936	46
MainStay Global High Income Fund	-	-
MainStay High Yield Corporate Bond Fund	18,298,020	38,827
MainStay Income Builder Fund[1]	87,906,737	73,332
Mainstay International Equity Fund	142,331,356	160,687
MainStay Large Cap Growth Fund	376,657	347,879,616
MainStay MAP Fund	1,031,998,860	669,514

ECLIPSE TRUST
MainStay Balanced Fund	47,998,135	60,053

ECLIPSE FUNDS INC.
MainStay Growth Equity Fund	43,134,930	36,326
MainStay 130/30 Core Fund(1)	14,097,156	25,860
MainStay 130/30 Growth Fund(1)	10,391,188	10,866
1	Effective October 16, 2009, the MainStay Total Return Fund changed its name to MainStay Income Builder Fund.

As of October 31, 2008, the Funds held securities of the following broker-dealers (as defined in Rule 10b-1 under the 1940 Act) or their parent companies.

FUND	BROKER-DEALER	MARKET VALUE
MAINSTAY TRUST

MainStay Common Stock Fund	Bank of America Corp.	$662,499
	Citigroup, Inc.	1,519,914
	Goldman Sachs Group, Inc. (The)	408,573
	JPMorgan Chase & Co.	3,959,629
	Merrill Lynch & Co., Inc.	2,139,021
	State Street Bank and Trust Co.	552,928
	State Street Corp.	2,156,749
MainStay Convertible Fund	Bank of America Corp.	$16,035,600
	Citigroup, Inc.	13,546,141
	Citigroup, Inc.	973,510
	Merrill Lynch & Co., Inc.	5,251,577
	State Street Bank and Trust Co.	17,184,686
MainStay Diversified Income Fund	Banc of America Commercial Mortgage, Inc.	$277,312
	Bank of America Corp.	266,700
	Bank of America Credit Card Trust	123,229
	Citibank Credit Card Issuance Trust	125,427
	Citicorp Residential Mortgage Securities, Inc.	97,048
	Citicorp Residential Mortgage Securities, Inc.	116,702
	Citigroup, Inc.	12,715
	Citigroup, Inc.	203,889
	LB-UBS Commercial Mortgage Trust	207,364
	LB-UBS Commercial Mortgage Trust	71,537
	Morgan Stanley	127,554
	Morgan Stanley	55,987
	State Street Bank and Trust Co.	11,710,470
	UBS Luxembourg S.A. for OJSC	153,000
MainStay Global High Income Fund	UBS Luxembourg S.A. for OJSC	$459,000
	UBS Luxembourg S.A. for OJSC	255,000
	State Street Bank and Trust Co.	14,504,553
MainStay Government Fund	Banc of America Commercial Mortgage, Inc.	$1,936,481
	Chase Issuance Trust	753,590
	Citibank Credit Card Issuance Trust	550,984
	Citicorp Residential Mortgage Securities, Inc.	921,962
	Citicorp Residential Mortgage Securities, Inc.	1,157,294
	Citigroup Mortgage Loan Trust, Inc.	815,453
	GS Mortgage Securities Corp. II	1,056,428
	State Street Bank & Trust Co.	31,382,449
MainStay High Yield Corporate Bond	State Street Navigator Securities Lending Prime Portfolio.	$18,446,698
	State Street Bank and Trust Co.	210,367,852
MainStay Income Builder Fund	Bank of America Commercial Mortgage, Inc.	$1,104,546
	Bank of America Corp.	868,126
	Bank of America Corp.	2,898,080
	Bank of America Corp.	1,015,000
	Bank of America Credit Card Trust	706,194
	Chase Issuance Trust	990,971
	Citibank Credit Card Issuance Trust	1,254,272
	Citicorp Residential Mortgage Securities, Inc.	480,391
	Citigroup, Inc.	1,165,933
	Citigroup, Inc.	1,571,115
	Citigroup, Inc.	850,344
	Citigroup, Inc.	106,850
	Goldman Sachs Group Inc. (The)	652,413
	Goldman Sachs Group Inc. (The)	1,720,500
	GS Mortgage Securities Corp. II	1,086,863
	HSBC Finance Corp.	736,931
	JPMorgan Chase & Co.	4,625,940
	LB-UBS Commercial Mortgage Trust	758,709
	LB-UBS Commercial Mortgage Trust	417,619
	Merrill Lynch & Co., Inc.	858,858
	Morgan Stanley	741,831
	Morgan Stanley	1,116,099
	State Street Bank and Trust Co.	35,461,629
	UBS A.G. Registered	30,420
MainStay International Equity Fund	State Street Bank and Trust Co.	$2,996,046
MainStay Large Cap Growth	State Street Bank and Trust Co.	$85,613,341
MainStay MAP Fund	Bank of America Corp.	$15,421,040
	Citigroup, Inc.	3,285,555
	Credit Suisse Group A.G.	5,901,720
	JPMorgan Chase & Co.	25,874,063
	Merrill Lynch & Co., Inc.	1,555,983
	State Street Bank and Trust Co.	44,494,187
	State Street Corp.	5,678,850
	Toyota Motor Corp., Sponsored ADR	6,931,799
MainStay Money Market Fund	Bank of America N.A.	$6,624,210
	HSBC Finance Corp.	1,298,232
	JPMorgan Chase & Co.	9,788,588
	State Street Bank and Trust Co.	39,865
MainStay Principal Preservation Fund	Toyota Motor Credit Corp.	$1,599,775
	State Street Bank and Trust Co.	12,845
MainStay Tax Fee Bond Fund	State Street Bank and Trust Co.	$18,224

ECLIPSE TRUST AND ECLIPSE FUNDS INC.

MainStay Balanced Fund	Bank of America Corp.	$4,541,724
	Bank of America Corp.	1,762,936
	Bank of America Corp.	1,406,468
	Bank One Corp.	6,602,181
	Bear Stearns Cos., Inc. (The)	1,703,134
	Credit Suisse First Boston USA, Inc.	5,891,297
	Goldman Sachs Group, Inc. (The)	5,647,463
	Goldman Sachs Group, Inc. (The)	3,419,448
	Goldman Sachs Group, Inc. (The)	1,167,835
	JPMorgan Chase & Co.	4,899,964
	JPMorgan Chase & Co.	2,006,093
	Merrill Lynch & Co., Inc.	3,075,351
MainStay Cash Reserves Fund	Bank of America Auto Trust	$7,332,697
	Wachovia Auto Owner Trust	5,015,314
MainStay Epoch U.S. All Cap Fund	JPMorgan Chase & Co.	$631,125
	State Street Bank and Trust Co.	8,489,623
MainStay Floating Rate Fund	State Street Bank and Trust Co.	$509,782
MainStay Growth Equity Fund	JPMorgan Chase & Co.	$385,275
	State Street Bank and Trust Co.	1,270,723
MainStay Indexed Bond Fund	BAC Capital TRUST VI	$80,780
	Bank of America Corp.	836,069
	Bank of America Corp.	270,470
	Bank of America Corp.	213,298
	Bank of America Corp.	159,646
	Bank of America Corp.	85,819
	Chase Issuance Trust	470,537
	Citicorp Residential Mortgage Securities, Inc.	970,486
	CitiFinancial Credit Co.	224,295
	Citigroup, Inc.	859,741
	Citigroup, Inc.	400,705
	Citigroup, Inc.	260,601
	Citigroup, Inc.	239,368
	Credit Suisse First Boston USA, Inc.	461,781
	Credit Suisse First Boston USA, Inc.	243,548
	Credit Suisse First Boston USA, Inc.	239,017
	Credit Suisse First Boston USA, Inc.	123,846
	Credit Suisse First Boston USA, Inc.	95,296
	Credit Suisse First Boston USA, Inc.	86,735
	Deutsche Bank A.G./London	288,457
	Deutsche Bank Financial, Inc.	124,603
	Goldman Sachs Group, Inc. (The)	525,096
	Goldman Sachs Group, Inc. (The)	407,758
	Goldman Sachs Group, Inc. (The)	292,500
	Goldman Sachs Group, Inc. (The)	287,756
	Goldman Sachs Group, Inc. (The)	211,287
	Goldman Sachs Group, Inc. (The)	202,041
	Goldman Sachs Group, Inc. (The)	179,531
	Goldman Sachs Group, Inc. (The)	123,546
	Goldman Sachs Group, Inc. (The)	64,295
	Goldman Sachs Group, L.P.	83,557
	JPMorgan Chase & Co.	435,318
	JPMorgan Chase & Co.	230,045
	JPMorgan Chase & Co.	190,321
	JPMorgan Chase Bank N.A.	687,183
	JPMorgan Chase Bank N.A.	135,669
	JPMorgan Mortgage Acquisition Corp.	321,956
	Merrill Lynch & Co., Inc.	337,982
	Merrill Lynch & Co., Inc.	288,661
	Merrill Lynch & Co., Inc.	248,308
	Merrill Lynch & Co., Inc.	208,361
	Merrill Lynch & Co., Inc.	188,818
	Merrill Lynch & Co., Inc.	141,628
	Merrill Lynch & Co., Inc.	124,170
	Merrill Lynch & Co., Inc.	78,433
	State Street Bank and Trust Co.	81,615
	Wachovia Bank N.A.	491,684
	Wachovia Bank N.A.	237,204
	Wachovia Bank N.A.	160,922
	Wachovia Bank N.A.	39,780
	Wachovia Corp.	90,292
	Wachovia Corp.	83,351
MainStay Intermediate Term Bond Fund	Banc of America Commercial Mortgage, Inc.	$705,030
	Bank of America Corp.	859,531
	Bank of America Credit Card Trust	440,779
	Chase Issuance Trust	565,192
	Citibank Credit Card Issuance Trust	734,645
	Citicorp Residential Mortgage Securities, Inc.	437,632
	Citicorp Residential Mortgage Securities, Inc.	286,294
	Goldman Sachs Group, Inc. (The)	570,861
	GS Mortgage Securities Corp. II	992,844
	LB-UBS Commercial Mortgage Trust	592,820
	LB-UBS Commercial Mortgage Trust	280,991
	State Street Bank and Trust Co.	26,825,809
	State Street Navigator Securities Lending Prime Portfolio	1,855
	Wachovia Bank Commercial Mortgage Trust	750,388
	Wachovia Bank Commercial Mortgage Trust	67,508
MainStay Short Term Bond Fund	Goldman Sachs Group, Inc. (The)	$964,949
	JP Morgan Chase Commercial Mortgage Securities Corp.	441,479
	LB-UBS Commercial Mortgage Trust	229,321
	LB-UBS Commercial Mortgage Trust	172,845
	State Street Bank and Trust Co.	1,886,841
	Wachovia Bank Commercial Mortgage Trust	188,862
MainStay S&P 500 Index Fund	Bank of America Corp.	$15,303,695
	Citigroup, Inc.	9,399,786
	Goldman Sachs Group, Inc. (The)	5,082,135
	JPMorgan Chase & Co.	19,185,664
	Merrill Lynch & Co., Inc.	3,595,919
	State Street Bank and Trust Co.	22,511
	State Street Corp.	2,375,103
	Wachovia Corp.	1,756,083
MainStay 130/30 Core Fund	Bank of America Corp.	$123,098
	Citigroup, Inc.	248,294
	Goldman Sachs Group, Inc. (The)	59,293
	Investment Technology Group, Inc.	31,697
	JPMorgan Chase & Co.	760,196
	Merrill Lynch & Co., Inc.	311,680
	State Street Bank and Trust Co.	198,320
	State Street Corp.	489,378
	Wachovia Corp.	686,389
MainStay 130/30 Growth Fund	JPMorgan Chase & Co.	$244,283
	State Street Bank and Trust Co.	358,344
MainStay 130/30 High Yield Fund	Goldman Sachs Group, Inc. (The)	$488,474
	State Street Bank & Trust Co.	5,470,595
MainStay 130/30 International Fund	Credit Suisse Group A.G.	$82,401
	Societe Generale	16,143
	State Street Bank and Trust Co.	80,265

A Fund's portfolio turnover rate is calculated by dividing the lesser of sales or purchases of portfolio securities by the average monthly value of the Fund's portfolio securities. For purposes of this calculation, portfolio securities will exclude purchases and sales of debt securities having maturity at the date of purchase of one year or less.

The turnover rate for a Fund will vary from year-to-year and depending on market conditions, turnover could be greater in periods of unusual market movement and volatility. A higher turnover rate generally would result in greater brokerage commissions or other transactional expenses which must be borne, directly or indirectly, by the Fund and, ultimately, by the Fund's shareholders. High portfolio turnover may result in increased brokerage commissions and in the realization of a substantial increase in net short-term capital gains by the Fund which, when distributed to non-tax-exempt shareholders, will be treated as dividends (ordinary income).

Because the Manager does not expect to reallocate the assets of the MainStay Retirement Funds and the MainStay Allocation Funds among the Underlying Funds on a frequent basis, the portfolio turnover rate for those funds is expected to be modest (i.e., less than 25%) in comparison to most mutual funds. However, the MainStay Retirement Funds and the MainStay Allocation Funds indirectly bear the expenses associated with the portfolio turnover of the Underlying Funds, a number of which have high (i.e., greater than 100%) portfolio turnover rates. Portfolio turnover rates for each Underlying Fund for which financial highlights are available are provided under "Financial Highlights" in the applicable Prospectus.

NET ASSET VALUE

The MainStay Group of Funds determines the NAV per share of each class of each Fund on each day the New York Stock Exchange is open for trading. NAV per share is calculated as of the close of the first session of the New York Stock Exchange (usually 4:00 pm, Eastern time) for each class of shares of each Fund, by dividing the current market value (amortized cost, in the case of the MainStay Cash Reserves Fund, MainStay Money Market Fund and MainStay Principal Preservation Fund) of the total assets less liabilities attributable to that class, by the total number of shares of that class of the Fund that are issued and outstanding. The MainStay Cash Reserves Fund calculates its NAV at noon Eastern time, and MainStay Principal Preservation Fund calculates its NAV at 1:00 pm Eastern time.

HOW PORTFOLIO SECURITIES ARE VALUED

Portfolio securities of the MainStay Cash Reserves Fund, MainStay Money Market Fund and MainStay Principal Preservation Fund (collectively referred to in this section only as the "Money Market Funds") are valued at their amortized cost (in accordance with the MainStay Group of Funds Rule 2a-7 Procedures adopted to implement the requirements of Rule 2a-7 under the 1940 Act), which does not take into account unrealized securities gains or losses. This method involves initially valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any premium paid or discount received. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument. During such periods, the yield to an investor in the Fund may differ somewhat than that obtained in a similar investment company that uses available market quotations to value all of its portfolio securities. During periods of declining interest rates, the quoted yield on shares of the Money Market Funds may tend to be higher than a computation made by a fund with identical investments utilizing a method of valuation based upon prevailing market prices and estimates of such market prices for all of its portfolio instruments. Thus, if the use of amortized costs by a Money Market Fund resulted in a lower aggregate portfolio value on a particular day, a prospective investor in the Fund would be able to obtain a somewhat higher yield if he or she purchased shares of the Fund on that day, than would result from investing in a fund utilizing solely market values, and existing shareholders in the Fund would receive less investment income. The converse would apply in a period of rising interest rates.

The Board has also established procedures designed to stabilize, to the extent reasonably possible, the Money Market Funds' price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures include review of the Money Market Funds' portfolios by the Board, at such intervals as they deem appropriate, to determine whether any Fund's NAV calculated by using available market quotations or market equivalents (the determination of value by reference to interest rate levels, quotations of comparable securities and other factors) deviates from $1.00 per share based on amortized cost.

The extent of deviation between a Money Market Fund's NAV based upon available market quotations or market equivalents and $1.00 per share based on amortized cost will be periodically examined by the Board. If such deviation exceeds 1/2 of 1%, the Board will promptly consider what action, if any, will be initiated. In the event the Board determines that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, they will take such corrective action as they regard to be necessary and appropriate, including the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding part or all of dividends or payment of distributions from capital or capital gains; redemptions of shares in kind; or establishing a NAV per share by using available market quotations or equivalents. In addition, in order to stabilize the NAV per share at $1.00, the Board has the authority (1) to reduce or increase the number of shares outstanding on a pro rata basis, and (2) to offset each shareholder's pro rata portion of the deviation between the NAV per share and $1.00 from the shareholder's accrued dividend account or from future dividends.

Portfolio securities of each of the other Funds are valued:

  by appraising common and preferred stocks that are traded on the or other exchanges and the Financial Industry Regulatory Authority National Market System ("NMS") at the last sale price of the exchange on that day or, if no sale occurs on such exchange, at the last quoted sale price up to the time of valuation on any other national securities exchange; if no sale occurs on that day, the stock shall be valued at the mean between the closing bid price and asked price on the (NOTE: excessive spreads or infrequent trading may indicate a lack of readily available market quotations that may then be "fair valued" in accordance with fair valuation policies established by the Board):

  by appraising over-the-counter common and preferred stocks quoted on the Financial Industry Regulatory Authority NASDAQ system (but not listed on the NMS) at the NASDAQ Official Closing Price ("NOCP") supplied through such system;

  by appraising over-the-counter and foreign traded common and preferred stocks not quoted on the NASDAQ system and foreign securities traded on certain foreign exchanges whose operations are similar to the U.S. over-the-counter market at prices supplied by a recognized pricing agent selected by a Fund's Manager or Subadvisor, or if the prices are deemed by the Manager or the Subadvisor not to be representative of market values, the security is to be "fair valued" in accordance with fair valuation policies established by the Board;

  by appraising debt securities and all other liquid securities and other liquid assets at prices supplied by a pricing agent or broker-dealer, selected by the Manager, in consultation with a Fund's Subadvisor, if any, approved by the Valuation Subcommittee and ratified by the Valuation Committee if those prices are deemed by a Fund's Manager or Subadvisor to be representative of market values at the close of the New York Stock Exchange;

  by appraising exchange-traded options and futures contracts at the last posted settlement price on the market where any such option or futures contract is principally traded;

  by appraising forward foreign currency exchange contracts held by the Funds at their respective fair market values determined on the basis of the mean between the last current bid and asked prices based on dealer or exchange quotations; and

  securities that cannot be valued by the methods set forth above and all other assets, are valued in good faith at "fair value" in accordance with valuation policies established by the Board.

Floating rate loans, in which the MainStay Floating Rate Fund primarily invests, are not listed on any securities exchange or board of trade. Some loans are traded by institutional investors in an over-the-counter secondary market that has developed in the past several years. This secondary market generally has fewer trades and less liquidity than the secondary markets for other types of securities. Some loans have few or no trades. Accordingly, determinations of the value of loans may be based on infrequent and dated trades. Because there is less reliable, objective market value data available, elements of judgment may play a greater role in valuation of loans than for other types of securities.

Typically floating rate loans are valued using information provided by an independent third party pricing service. If the pricing service cannot or does not provide a valuation for a particular loan or such valuation is deemed unreliable, such loan is fair valued in accordance with policies established by the Board. A Fund's officers, under the general supervision of the Board, will regularly review procedures used by, and valuations provided by, the pricing service for each Fund.

Portfolio securities traded on more than one U.S. national securities exchange or foreign exchange are valued at the last sale price on the business day as of which such value is being determined on the close of the exchange representing the principal market for such securities and should there be no sale price on that exchange, such securities should then be valued at the last sale price on any other exchange that the Manager may designate. If there were no sales on any exchange, the securities shall be valued at the mean between the closing bid price and asked price. Prior to the daily calculation of each Fund's NAV, the value of all assets and liabilities expressed in foreign currencies will be converted into U.S. dollar values at the foreign exchange bid rate of such currencies against U.S. dollars as determined by quotes supplied by the pricing agent. If such quotations are not available, the rate of exchange will be determined in accordance with fair valuation policies established by the Board. For financial accounting purposes, MainStay Group of Funds recognizes dividend income and other distributions on the ex-dividend date, except certain dividends from foreign securities that are recognized as soon as the respective MainStay Fund is informed on or after the ex-dividend date.

A significant event occurring after the close of trading but before the calculation of the Fund's NAV may mean that the closing price for a security may not constitute a readily available market quotation and accordingly require that the security be priced at its fair value in accordance with the fair valuation procedures established by the Board. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the New York Stock Exchange generally will not be reflected in a Fund's calculation of its NAV. The Subadvisor, if any, and the Manager will continuously monitor for significant events that may call into question the reliability of market quotations. Such events may include: situations relating to a single issue in a market sector; significant fluctuations in U.S. or foreign markets; natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. However, where the Manager, in consultation with the Subadvisor, if any, may, in its judgment, determine that an adjustment to a Fund's NAV should be made because intervening events have caused the Fund's NAV to be materially inaccurate, the Manager will seek to have the security "fair valued" in accordance with fair valuation procedures established by the Board.

The proceeds received by each Fund for each issue or sale of its shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to such Fund and constitute the underlying assets of that Fund. The underlying assets of each Fund will be maintained on the books of account, and will be charged with the liabilities in respect to such Fund and with a share of the general liabilities of the MainStay Trust, Eclipse Trust and Eclipse Funds Inc., respectively. Expenses with respect to any two or more Funds will be allocated in proportion to the NAVs of the respective Funds except where allocation of direct expenses can otherwise be fairly made in the judgment of the Manager or the Subadvisor.

To the extent that any newly organized fund or class of shares receives, on or before December 31, any seed capital, the NAV of such fund(s) or class(es) will be calculated as of December 31.

SHAREHOLDER INVESTMENT ACCOUNT

A Shareholder Investment Account is established for each investor in the Funds, under which a record of the shares of each Fund held is maintained by MainStay Investments. Whenever a transaction takes place in a Fund (other than the MainStay Cash Reserves Fund, MainStay Money Market Fund and the MainStay Principal Preservation Fund), the shareholder will be mailed a confirmation showing the transaction. Shareholders will be sent a quarterly statement showing the status of the Account. In addition, shareholders of the MainStay Cash Reserves Fund, MainStay Money Market Fund and the MainStay Principal Preservation Fund will be sent a monthly statement for each month in which a transaction occurs.

SHAREHOLDER TRANSACTIONS

MainStay Investments may accept requests in writing or telephonically from at least one of the owners of a Shareholder Investment Account for the following account transactions and/or maintenance:

  dividend and capital gain changes (including moving dividends between account registrations);

  address changes;

  certain Systematic Investment Plan and Systematic Withdrawal Plan changes (including increasing or decreasing amounts and plan termination);

  exchange requests between identical registrations; and

  redemptions of $100,000 or less to the address of record only.

In addition, MainStay Investments may accept requests from at least one of the owners of a Shareholder Investment Account through the Funds' internet website for account transactions and/or maintenance involving address changes, certain Systematic Investment Plan and Systematic Withdrawal Plan changes (including increasing or decreasing amounts and plan termination) and for redemptions by wire of amounts less than $250,000.

With regard to address changes received from third-parties, the Funds may accept address changes supplied by the United States Postal Service ("USPS") via the National Change of Address Program ("NCOA"). On accounts where NYLIFE Securities LLC is the dealer of record, the Funds may accept address changes received by New York Life. Confirmation of address changes will be sent to the new address as well as the former address of record.

PURCHASE, REDEMPTION, EXCHANGES AND REPURCHASE

HOW TO PURCHASE SHARES OF THE FUNDS FROM MAINSTAY INVESTMENTS

GENERAL INFORMATION

Each class of shares of a Fund represents an interest in the same portfolio of investments of the Fund, has the same rights and are identical in all respects, except that, to the extent applicable, each class bears its own service and distribution expenses and may bear incremental transfer agency costs resulting from its sales arrangements. Investor Class, Sweep Class, Class A, Class B, Class C, Class R2 and Class R3 shares of each Fund have exclusive voting rights with respect to provisions of the Rule 12b-1 plan for such class of a Fund pursuant to which its distribution and service fees are paid, and each class has similar exchange privileges. As compared to Investor Class or Class A shares, the net income attributable to Class B and Class C shares and the dividends payable on Class B and Class C shares will be reduced by the amount of the higher Rule 12b-1 fee and incremental expenses associated with such class. Likewise, the NAV of the Class B and Class C shares generally will be reduced by such class specific expenses (to the extent the Fund has undistributed net income) and investment performance of Class B and Class C shares will be lower than that of Investor Class or Class A shares. As compared to Investor Class or Class A shares, the Class R1 shares have lower on-going expenses and are not subject to a front-end sales charge. The investment performance of Class R1 shares will generally be higher than that of Investor Class or Class A shares. As compared to Class R1 shares, the Class R2 and Class R3 shares have higher class specific expenses, including a distribution and service fees payable pursuant to a Rule 12b-1 plan. As a result of the differences of these expenses between these classes, the investment performance of Class R3 shares will generally be lower than that of Class R2 shares, and the investment performance of Class R2 shares will generally be lower than that of Class R1 shares. Class I shares have the lowest on-going expenses and are not subject to an initial or contingent sales charge. Class I, Class R1, Class R2 and Class R3 shares of the Funds are available only to eligible investors, as set forth in the Prospectus and may be changed from time to time. For additional information on the features of Investor Class, Class A, Class B and Class C shares, see "Alternative Sales Arrangements." Financial intermediaries may not offer all share classes of a Fund. If the share class that is most economical for you, given your individual financial circumstances and goals, is not offered through your financial intermediary and you are otherwise eligible to invest in that share class, you can open an account and invest directly with the Fund by submitting an application form to MainStay Investments.

BY MAIL

Initial purchases of shares of the Funds should be made by mailing the completed application form to the investor's registered representative or directly to the Funds, P.O. Box 8401, Boston, Massachusetts 02266-8401. Shares of any Fund, except the MainStay Cash Reserves Fund, may be purchased at the NAV per share next determined after receipt in good order of the purchase order by Boston Financial Data Services, Inc. ("BFDS"), the sub-transfer agent for the Funds, plus any applicable sales charge. In the case of the MainStay Cash Reserves Fund, MainStay Money Market Fund and MainStay Principal Preservation Fund (which seek to maintain a constant NAV of $1.00 per share), the share purchase is effected at the NAV next determined after receipt in good order of the purchase order by BFDS.

BY TELEPHONE

For all Funds, other than the MainStay Cash Reserves Fund, MainStay Money Market Fund and the MainStay Principal Preservation Fund, an investor may make an initial investment in the Funds by having his or her registered representative telephone MainStay Investments between 8:00 am and 6:00 pm, Eastern time, on any day the New York Stock Exchange is open. The purchase will be effected at the NAV per share next determined following receipt of the telephone order as described above plus any applicable sales charge. An application and payment must be received in good order by MainStay Investments within three business days. All telephone calls are recorded to protect shareholders and MainStay Investments. For a description of certain limitations on the liability of the Funds and MainStay Investments for transactions effected by telephone, see "Buying and Selling MainStay Shares" in the Prospectus.

BY WIRE

An investor may open an account and invest by wire by having his or her registered representative telephone MainStay Investments between 8:00 am and 6:00 p.m., Eastern time, to obtain an account number and instructions. For both initial and subsequent investments, federal funds should be wired to:

STATE STREET BANK AND TRUST COMPANY
ABA NO. 011-0000-28
ATTN: CUSTODY AND SHAREHOLDER SERVICES
FOR CREDIT: MAINSTAY	Fund Class
SHAREHOLDER NAME
SHAREHOLDER ACCOUNT NO.
DDA ACCOUNT NUMBER 99029415

An Application Must Be Received By MainStay Investments Within Three Business Days.

The investor's bank may charge the investor a fee for the wire. To make a purchase effective the same day, the registered representative must call MainStay Investments by 12:00 noon Eastern time, and federal funds must be received by MainStay Investments before 4:00 pm Eastern time.

Wiring money to the Funds will reduce the time a shareholder must wait before redeeming or exchanging shares, because when a shareholder purchases by check or by Automated Clearing House ("ACH") payment, the Funds may withhold payment for up to 10 days from the date the check or ACH purchase is received.

ADDITIONAL INVESTMENTS

Additional investments in a Fund may be made at any time by mailing a check payable to the MainStay Funds, P.O. Box 8401, Boston, Massachusetts 02266-8401. The shareholder's account number and the name of the Fund and class of shares must be included with each investment. Purchases will be effected at the NAV per share plus any applicable sales charge as described above.

The Funds' officers may waive the initial and subsequent investment minimums for certain purchases when they deem it appropriate, including, but not limited to, purchases through certain qualified retirement plans; purchases by the Board Members; New York Life and its subsidiaries and their employees, officers, directors, agents or former employees (and immediate family members); through financial services firms that have entered into an agreement with the Funds or the Distributor; New York Life employee and agent investment plans; investments resulting from distributions by other New York Life products and NYLIFE Distributors LLC products; and purchases by certain individual participants.

SYSTEMATIC INVESTMENT PLANS

Investors whose bank is a member of the ACH may purchase shares of a Fund through AutoInvest. AutoInvest facilitates investments by using electronic debits, authorized by the shareholder, to a checking or savings account, for share purchases. When the authorization is accepted (usually within two weeks of receipt) a shareholder may purchase shares by calling MainStay Investments, toll free at 800-MAINSTAY (624-6782) (between 8:00 am and 4:00 pm, Eastern time). The investment will be effected at the NAV per share next determined after receipt in good order of the order, plus any applicable sales charge, and normally will be credited to the shareholder's Fund account within two business days thereafter. Shareholders whose bank is an ACH member also may use AutoInvest to automatically purchase shares of a Fund on a scheduled basis by electronic debit from an account designated by the shareholder on an application form. The initial investment must be in accordance with the investment amounts previously mentioned. Subsequent minimum investments are $50 monthly, $100 quarterly, $250 semiannually, or $500 annually. The investment day may be any day from the first through the twenty-eighth of the respective month. Redemption proceeds from Fund shares purchased by AutoInvest may not be paid until 10 days or more after the purchase date. Fund shares may not be redeemed by AutoInvest.

OTHER INFORMATION

Investors may, subject to the approval of the Funds, the Distributor, the Manager and the Subadvisor to the particular Fund, purchase shares of a Fund with liquid securities that are eligible for purchase by that Fund and that have a value that is readily ascertainable. These transactions will be effected only if the Subadvisor intends to retain the security in the Fund as an investment. The Funds reserve the right to amend or terminate this practice at any time. An investor must call MainStay at 800-MAINSTAY (624-6782) before sending any securities. The Funds and the Distributor reserve the right to redeem shares of any shareholder who has failed to provide the Fund with a certified Taxpayer I.D. number or such other tax-related certifications as the Fund may require. A notice of redemption, sent by first class mail to the shareholder's address of record, will fix a date not less than 30 days after the mailing date, and shares will be redeemed at the NAV determined as of the close of business on that date unless a certified Taxpayer I.D. number (or such other information as the Fund has requested) has been provided.

ALTERNATIVE SALES ARRANGEMENTS

INITIAL SALES CHARGE ALTERNATIVE ON INVESTOR CLASS SHARES AND CLASS A SHARES

The sales charge on Investor Class and Class A shares of the Funds is a variable percentage of the public offering price depending upon the investment orientation of the Fund and the amount of the sale. There is no sales charge on purchases of shares in the MainStay Cash Reserves Fund or MainStay Money Market Fund.

The sales charge applicable to an investment in Investor Class and Class A shares of the MainStay Common Stock Fund, MainStay Convertible Fund, MainStay Income Builder Fund, MainStay International Equity Fund, MainStay Large Cap Growth Fund, MainStay MAP Fund, MainStay EpochU.S.All Cap Fund, MainStay Balanced Fund, MainStay Growth Equity Fund, MainStay U.S.Small Cap Fund, MainStay Conservative Allocation Fund, MainStay Growth Allocation Fund, MainStay Moderate Allocation Fund, MainStay Moderate Growth Allocation Fund, MainStay Retirement Funds and the MainStay 130/30 Funds will be determined according to the following table:

	SALES CHARGE AS A PERCENTAGE OF:		SALES CHARGE AS A PERCENTAGE OF OFFERING PRICE:
AMOUNT OF PURCHASE	OFFERING PRICE	NET AMOUNT INVESTED	RETAINED BY DEALER	RETAINED BY THE DISTRIBUTOR
Less than $50,000	5.50%	5.82%	4.75%	0.75%
$50,000 to $99,999	4.50%	4.71%	4.00%	0.50%
$100,000 to $249,999	3.50%	3.63%	3.00%	0.50%
$250,000 to $499,999	2.50%	2.56%	2.00%	0.50%
$500,000 to $999,999	2.00%	2.04%	1.75%	0.25%
$1,000,000 or more*	None	None	See Below*	None

The sales charge applicable to an investment in Investor Class shares or Class A shares of the MainStay Diversified Income Fund, MainStay Global High Income Fund, MainStay Government Fund, MainStay High Yield Corporate Bond Fund, MainStay Tax Free Bond Fund and the MainStay Intermediate Term Bond Fund will be determined according to the following table:

	SALES CHARGE AS A PERCENTAGE OF:		SALES CHARGE AS A PERCENTAGE OF OFFERING PRICE:
AMOUNT OF PURCHASE	OFFERING PRICE	NET AMOUNT INVESTED	RETAINED BY DEALER	RETAINED BY THE DISTRIBUTOR
Less than $100,000	4.50%	4.71%	4.00%	0.50%
$100,000 to $249,999	3.50%	3.63%	3.00%	0.50%
$250,000 to $499,999	2.50%	2.56%	2.00%	0.50%
$500,000 to $999,999	2.00%	2.04%	1.75%	0.25%
$1,000,000 or more*	None	None	See Below*	None

The sales charge for Investor Class shares or Class A shares of the MainStay Indexed Bond Fund, MainStay S&P 500 Index Fund and MainStay Short Term Bond Fund will be determined according to the following table:

	SALES CHARGE AS A PERCENTAGE OF:		SALES CHARGE AS A PERCENTAGE OF OFFERING PRICE:
AMOUNT OF PURCHASE	OFFERING PRICE	NET AMOUNT INVESTED	RETAINED BY DEALER	RETAINED BY THE DISTRIBUTOR
Less than $100,000	3.00%	3.09%	2.75%	0.25%
$100,000 to $249,999	2.50%	2.56%	2.25%	0.25%
$250,000 to $499,999	2.00%	2.04%	1.75%	0.25%
$500,000 to $999,999	1.50%	1.52%	1.25%	0.25%
$1,000,000 or more*	None	None	See Below*	None

The sales charge for Investor Class or Class A shares of the MainStay Floating Rate Fund will be determined according to the following table:

	SALES CHARGE AS A PERCENTAGE OF:		SALES CHARGE AS A PERCENTAGE OF OFFERING PRICE:
AMOUNT OF PURCHASE	OFFERING PRICE	NET AMOUNT INVESTED	RETAINED BY DEALER	RETAINED BY THE DISTRIBUTOR
Less than $100,000	3.00%	3.09%	2.75%	0.25%
$100,000 to $249,999	2.00%	2.04%	1.75%	0.25%
$250,000 to $499,999	1.50%	1.52%	1.25%	0.25%
$500,000 or more	None*	None*	1.00%**	None
*

No sales charge applies on investments of $1 million or more ($500,000 for the MainStay Floating Rate Fund), but a contingent deferred sales charge of 1% may be imposed on certain redemptions of such shares within one year of the date of purchase. See "Reduced Sales Charge on Class A Shares--Contingent Deferred Sales Charge, Class A."

**	1% finder's fee on sales from $500,000 to $3 million, 0.50% on portion from $3 million to $5 million and 0.40% on portion of $5 million or more.

Although an investor will not pay an initial sales charge on investments of $1,000,000 or more ($500,000 for the MainStay Floating Rate Fund), the Distributor may pay, from its own resources, a commission to dealers on such investments. See "Purchases at Net Asset Value" below for more information.

The Distributor may allow the full sales charge to be retained by dealers. The amount retained may be changed from time to time. The Distributor, at its expense, also may from time to time provide additional promotional incentives to dealers who sell Fund shares. A selected dealer who receives a reallowance in excess of 90% of such a sales charge may be deemed to be an "underwriter" under the 1933 Act.

The sales charge applicable to an investment in Investor Class or Class A shares of the MainStay Diversified Income Fund, MainStay Global High Income Fund, MainStay Government Fund, MainStay High Yield Corporate Bond Fund, MainStay Tax Free Bond Fund, and MainStay Intermediate Term Bond Fund will be 4.50% of the offering price per share (4.74% of the NAV per share, 4.72% in the case of theMainStay Intermediate Term Bond Fund). Set forth below are examples of the method of computing the offering price of the Class A shares of these Funds. The example assumes a purchase of Class A shares of the MainStay High Yield Corporate Bond Fund aggregating less than $100,000 at a price based upon the NAV of the Class A shares of the MainStay High Yield Corporate Bond Fund on October 31, 2008. The offering price of shares of each of the other listed Funds can be calculated using the same method. Investor Class shares were first offered to the public on February 28, 2008. The method for computing the offering price of the Investor Class shares is the same as that shown for Class A shares.

NAV per Class A Share at October 31, 2008	$4.60
Per Share Sales Charge - 4.50% of offering price (4.74% of NAV per share)	$0.22
Class A Per Share Offering Price to the Public	$4.82

The sales charge applicable to an investment in Investor Class or Class A shares of the MainStay Common Stock Fund, MainStay Convertible Fund, MainStay Income Builder Fund, MainStay International Equity Fund, MainStay MAP Fund, MainStay Epoch U.S. All Cap Fund, MainStay Balanced Fund, MainStay Growth Equity Fund, MainStay U.S.Small Cap Fund and the MainStay 130/30 Funds will be 5.50% of the offering price per share (5.81% of NAV per share in the case of the Funds of the MainStay Trust Funds, and 5.83% of NAV per share in the case of Funds of Eclipse Trust and Eclipse Funds, Inc.).

Set forth below is an example of the method of computing the offering price of the Class A shares of the Funds. The example assumes a purchase of Class A shares of the MainStayGrowthEquity Fund aggregating less than $50,000 at a price based upon the NAV of Class A shares of the MainStayGrowthEquity Fund on October 31, 2008. The offering price of the Class A shares of each of the other listed Funds can be calculated using the same method. Investor Class shares were first offered to the public on February 28, 2008. The method for computing the offering price of the Investor Class shares is the same as that shown for Class A shares.

NAV per Class A Share at October 31, 2008	$8.26
Per Share Sales Charge - 5.50% of offering price (5.81% of NAV per share)	$0.48
Class A Per Share Offering Price to the Public	$8.74

The sales charge applicable to an investment in Investor Class or Class A shares of the MainStay Indexed Bond Fund, MainStay S&P 500 Index Fund and MainStay Short Term Bond Fund will be 3.00% of the offering price per share (3.11% of the NAV per share). Set forth below is an example of the method of computing the offering price of Class A shares of the Funds. The example assumes a purchase of Class A shares of the MainStay S&P 500 Index Fund aggregating less than $100,000 subject to the schedule of sales charges set forth above at a price based upon the NAV of Class A shares of the MainStay S&P 500 Index Fund on October 31, 2008. The offering price of shares of the MainStay Indexed Bond Fund and MainStay Short Term Bond Fund can be calculated using the same method. The method for computing the offering price of the Investor Class shares is the same as that shown for Class A shares.

NAV per Class A Share at October 31, 2008	$22.47
Per Share Sales Charge - 3.00% of offering price (3.11% of NAV per share)	$0.69
Class A Per Share Offering Price to the Public	$23.16

The sales charge applicable to an investment in Investor Class or Class A shares of the MainStay Conservative Allocation Fund, MainStay Growth Allocation Fund, MainStay Moderate Allocation Fund and MainStay Moderate Growth Allocation Fund, and MainStay Retirement Funds will be 5.50% of the offering price per share (5.80% of NAV per share). Set forth below is an example of the method of computing the offering price of the Class A shares of the Funds. The example assumes a purchase of Class A shares of the MainStay Growth Allocation Fund aggregating less than $50,000 at a price based upon the NAV of Class A shares of the MainStay Asset Allocation Fund on October 31, 2008. The offering price of the Class A shares of each of the MainStay Asset Allocation Funds can be calculated using the same method. Investor Class shares were first offered to the public on February 28, 2008. The method for computing the offering price of the Investor Class shares is the same as that shown for Class A shares.

NAV per Class A Share at October 31, 2008	$8.08
Per Share Sales Charge - 5.50% of offering price (5.80% of NAV per share)	$0.47
Class A Per Share Offering Price to the Public	$8.55

PURCHASES AT NET ASSET VALUE

Purchases of Investor Class shares or Class A shares in an amount equal to $1 million or more ($500,000 for the MainStay Floating Rate Fund) will not be subject to an initial sales charge, but may be subject to a contingent deferred sales charge of 1% on shares redeemed within one year of the date of purchase. See "Reduced Sales Charges on Class A Shares-Contingent Deferred Sales Charge, Investor Class and Class A Shares."

A Fund's Class A shares may be purchased at NAV, without payment of any sales charge, by its current and former Board Members; New York Life and its subsidiaries and their employees, officers, directors, or agents or former employees (and immediate family members); individuals and other types of accounts purchasing through certain "wrap fee" or other programs sponsored by a financial intermediary firm (such as a broker/dealer, investment advisor or financial institution having a contractual relationship with New York Life Investments); employees (and immediate family members) of ICAP, MacKay Shields, Madison Square Investors, Markston, McMorgan & Company LLC and Winslow Capital; respectively. Also, any employee or registered representative of an authorized broker-dealer (and immediate family members) and any employee of Boston Financial Data Services that is assigned to the Fund may purchase a Fund's shares at NAV without payment of any sales charge. Class I shares of the Funds are sold at NAV to the Scholar's Edge 529 Plan.

In addition, Investor Class share purchases and Class A share purchases of Funds in an amount less than $1,000,000 by defined contribution plans, other than 403(b)(7) plans, that are sponsored by employers with 50 or more employees are treated as if such purchases were equal to an amount more than $1,000,000 but less than $2,999,999. Such purchases by defined contribution plans may be subject to a contingent deferred sales charge of 1% on shares redeemed within one year of the date of purchase. See "Reduced Sales Charges on Class A Shares-Contingent Deferred Sales Charge, Investor Class and Class A."

Class A shares of the Funds also may be purchased at NAV, without payment of any sales charge, by shareholders who owned Service Class shares of a series of the Eclipse Trust or Eclipse Funds Inc., as of December 31, 2003, or if purchased through financial services firms such as broker-dealers, investment advisers and other financial institutions that have entered into an agreement with the Funds or the Distributor that provides for the sale and/or servicing of Fund shares in respect of beneficial owners that are clients of the financial services firms or intermediaries contracting with such firms. Sales and/or servicing agreements with third parties also have been established on behalf of Class B and Class C shares. The Funds, the Distributor, MainStay Investments or affiliates may pay fees to such firms and/or intermediaries in connection with these arrangements on behalf of Class A, B and/or C shares. Investor Class shares and Class A shares of the Funds also may be purchased at NAV, without payment of any sales charge, if purchased through financial services firms such as broker-dealers, investment advisers and other financial institutions that have entered into an agreement with the Funds or the Distributor that provides for the sale and/or servicing of Fund shares in respect of beneficial owners that are clients of the financial services firms or intermediaries contracting with such firms. Sales and/or servicing agreements with third parties also have been established on behalf of other classes of shares. The Funds, the Distributor, or affiliates may pay fees to such firms and/or intermediaries in connection with these arrangements.

Class I shares of the Funds are sold at NAV. Class I shares may be purchased by (i) existing Class I shareholders(additional purchases of Class I shares may not be available through certain financial intermediary firms, investment platforms or certain types of investment accounts that do not offer Class I shares for initial or subsequent purchases; shareholders should confirm with their financial intermediary before investing); (ii) individuals investing directly with MainStay Investments at least $5 million in a Fund; and (iii) institutional investors. For purposes of Class I share eligibility, the term "institutional investors" includes, but is not limited to: (i) individuals purchasing through certain "wrap fee" or other programs sponsored by a financial intermediary firm (such as a broker-dealer, investment adviser or financial institution) with a contractual arrangement with NYLIFE Distributors LLCor its affiliates; (ii) investors purchasing through certain non-broker-dealer, registered investment advisory firms;(iii) certain employer-sponsored, association or other group retirement or employee benefit plans or trusts having a service arrangement with New York Life Investments Retirement Plan Services, the Distributor, or their affiliates; (iv) certain financial institutions, endowments, foundations or corporations having a service arrangement with the Distributor or its affiliates; (v) certain investment advisers, dealers or registered investment companies (including the MainStay Asset Allocation Funds) purchasing for their own account or for the account of other institutional investors; (vi) investorswho heldseparatelymanagedinstutionalaccounts with EpochInvestmentPartners,Inc. that transitiontheir assetsfromthoseseparatelymanagedinstitutionalaccountstoaMainStay mutual fund account.

Although an investor will not pay a sales charge on Investor Class shares, Class I shares or on Class A share investments of $1,000,000 or more ($500,000 for the MainStay Floating Rate Fund), the Distributor may pay, from its own resources, a fee payment to dealers on such investments. The Distributor, from its own resources, may pay a fee based on the value of Class I shares of certain Funds, at the time of sale and/or annually on Class I shares held, to dealers with which the Distributor has a sales or service arrangement. With respect to Class A share investments of $1,000,000 or more in certain Funds, other than the MainStay Cash Reserves Fund and MainStay Money Market Fund, the dealer may receive a commission of up to 1.00% on the portion of a sale from $1,000,000 to $2,999,999, up to 0.50% of any portion from $3,000,000 to $4,999,999 and up to 0.40% on any portion of $5,000,000 or more. With respect to Class A share investments of $1,000,000 or more in the MainStay Indexed Bond Fund, MainStay S&P 500 Index Fund and MainStay Short Term Bond Fund, the dealer may receive a commission of up to 0.50% on the portion of a sale from $1,000,000 to $2,999,999, up to 0.25% of any portion from $3,000,000 to $4,999,999 and up to 0.20% on any portion of $5,000,000 or more. Commissions will be calculated on a calendar year basis. Such commissions will be paid only on those purchases that were not previously subject to a front-end sales charge and dealer concession.

REDUCED SALES CHARGES ON INVESTOR CLASS AND CLASS A SHARES

Under a Right of Accumulation, purchases of one or more Funds by a "Qualified Purchaser" will be aggregated for purposes of computing the sales charge. "Qualified Purchaser" includes (i) an individual and his/her spouse and their children under the age of 21; and (ii) any other organized group of persons, whether incorporated or not, which is itself a shareholder of the Fund, including group retirement and benefit plans (other than IRA plans) whether incorporated or not, provided the organization has been in existence for at least six months and has some purpose other than the purchase at a discount of redeemable securities of a registered investment company. Please note that you may not use a Right of Accumulation to avoid being subject to the investment minimums of any class of shares.

SPECIAL INCENTIVE COMPENSATION ARRANGEMENTS

The Distributor may enter into special incentive compensation arrangements with dealers that have sold a minimum dollar amount of fund shares. Such incentives may take the form of administrative expenses, including ticket charges. None of these payments will change the price an investor pays for shares. In its sole discretion, the Distributor may discontinue these arrangements at any time.

LETTER OF INTENT (LOI)

Qualified Purchasers may obtain reduced sales charges by signing an LOI. The LOI is a nonbinding obligation on the Qualified Purchaser to purchase the full amount indicated in the LOI. The sales charge is based on the total amount to be invested during a 24-month period. A 90-day back-dated period can be used to include earlier purchases, the 24-month period would then begin on the date of the first purchase during the 90-day period. For more information, call your registered representative or MainStay at 800-MAINSTAY (624-6782).

On the initial purchase, if required (or, on subsequent purchases if necessary), 5.00% of the dollar amount specified in the LOI will be held in escrow by MainStay Investments in shares registered in the shareholder's name in order to assure payment of the proper sales charge. If total purchases pursuant to the LOI (less any dispositions and exclusive of any distribution on such shares automatically reinvested) are less than the amount specified, MainStay Investments will notify the shareholder prior to the expiration of the LOI that the total purchases toward the LOI were not met and will state the amount that needs to be invested in order to meet the dollar amount specified by the LOI. If not remitted within 20 days after the written request, MainStay Investments will redeem shares purchased to adjust the share balance to reflect the correct sales charge for each purchase based on the total amount invested during the LOI period.

Please note that you may not use a LOI to avoid being subject to the investment minimums of any class of shares.

CONTINGENT DEFERRED SALES CHARGE, INVESTOR CLASS AND CLASS A SHARES

In order to recover commissions paid to dealers on qualified investments of $1 million or more ($500,000 for the MainStay Floating Rate Fund), a contingent deferred sales charge of 1% may be imposed on redemptions of such investments made within one year of the date of purchase. Purchases of Investor Class and Class A shares at NAV through financial services firms or by certain persons that are affiliated with or have a relationship with New York Life or its affiliates (as described above) will not be subject to a contingent deferred sales charge.

Investor Class and Class A shares that are redeemed will not be subject to a contingent deferred sales charge to the extent that the value of such shares represents: (i) capital appreciation of Fund assets; (ii) reinvestment of dividends or capital gains distributions; or (iii) Investor Class and Class A shares redeemed more than one year after their purchase. The contingent deferred sales charge on subject Investor Class and Class A shares may be waived for: (i) withdrawals from qualified retirement plans and nonqualified deferred compensation plans resulting from separation of service, loans, hardship withdrawals, Qualified Domestic Relations Orders (QDROs) and required excess contribution returns pursuant to applicable IRS rules; and Required Minimum Distributions (based on MainStay holdings only) at age 70½ for IRA and 403(b)(7) TSA participants; (ii) withdrawals related to the termination of a retirement plan where no successor plan has been established; (iii) transfers within a retirement plan where the proceeds of the redemption are invested in any guaranteed investment contract written by New York Life or any of its affiliates, transfers to products offered within a retirement plan which uses NYLIM Service Company LLC or an affiliate as the recordkeeper; as well as participant transfers or rollovers from a retirement plan to a MainStay IRA; (iv) required distributions by charitable trusts under Section 664 of the Internal Revenue Code; (v) redemptions following the death of the shareholder or the beneficiary of a living revocable trust or within one year following the disability of a shareholder occurring subsequent to the purchase of shares; (vi) redemptions under the Systematic Withdrawal Plan used to pay scheduled monthly premiums on insurance policies issued by New York Life or an affiliate; (vii) continuing, periodic monthly or quarterly withdrawals within one year of the date of the initial purchase, under the Systematic Withdrawal Plan, up to an annual total of 10% of the value of a shareholder's Investor Class or Class A shares in a Fund; (viii) redemptions by New York Life or any of its affiliates or by accounts managed by New York Life or any of its affiliates; (ix) redemptions effected by registered investment companies by virtue of transactions with a Fund; (x) redemptions by shareholders of shares purchased with the proceeds of a settlement payment made in connection with the liquidation and dissolution of a limited partnership sponsored by New York Life or one of its affiliates; and (xi) continuing, periodic monthly or quarterly withdrawals, under the Systematic Withdrawal Plan for IRA and 403(b)(7) TSA participants for normal distributions based on their life expectancy. The contingent deferred sales charge may be waived on other sales or redemptions to promote goodwill and/or because the sales effort, if any, involved in making such sales is negligible. Investor Class or Class A shares of a Fund that are purchased without an initial front-end sales charge may be exchanged for Investor Class or Class A shares of another MainStay Fund without the imposition of a contingent deferred sales charge, although, upon redemption, contingent deferred sales charges may apply to the Investor Class or Class A shares that were acquired through an exchange if such shares are redeemed within one year of the date of the initial purchase.

The contingent deferred sales charge will be applicable to amounts invested pursuant to a right of accumulation or an LOI to the extent that (a) an initial front-end sales charge was not paid at the time of the purchase and (b) any shares so purchased are redeemed within one year of the date of purchase.

For federal income tax purposes, the amount of the contingent deferred sales charge generally will reduce the gain or increase the loss, as the case may be, recognized upon redemption.

CONTINGENT DEFERRED SALES CHARGE, CLASS B SHARES

A contingent deferred sales charge will be imposed on redemptions of Class B shares of the Funds, in accordance with the table below, at the time of any redemption by a shareholder that reduces the current value of the shareholder's Class B account in any Fund to an amount which is lower than the amount of all payments by the shareholder for the purchase of Class B shares in that Fund during the preceding six years. However, no such charge will be imposed to the extent that the aggregate NAV of the Class B shares redeemed does not exceed (1) the current aggregate NAV of Class B shares of that Fund purchased more than six years prior to the redemption, plus (2) the current aggregate NAV of Class B shares of that Fund purchased through reinvestment of dividends or distributions, plus (3) increases in the NAV of the investor's Class B shares of that Fund above the total amount of payments for the purchase of Class B shares of that Fund made during the preceding six years. Please see "Exchange Privileges" below for additional information on contingent deferred sales charges.

Proceeds from the contingent deferred sales charge are paid to, and are used in whole or in part by, the Distributor to defray its expenses of providing distribution related services to the Funds in connection with the sale of the Class B shares, such as the payment of compensation to selected dealers and agents. The combination of the contingent deferred sales charge and the distribution fee facilitates the ability of the Fund to sell the Class B shares without a sales charge being deducted at the time of purchase.

The amount of the contingent deferred sales charge, if any, paid by a redeeming shareholder will vary depending on the number of years from the time of payment for the purchase of Class B shares of any Fund (other than the MainStay Money Market Fund) until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of payment for the purchase of shares, all payments during a month will be aggregated and deemed to have been made on the first day of the month.

The following table sets forth the rates of the contingent deferred sales charge for all Funds except the MainStay Floating Rate Fund:

YEAR SINCE PURCHASE PAYMENT MADE	CONTINGENT DEFERRED SALES CHARGE AS A PERCENTAGE OF AMOUNT REDEEMED SUBJECT TO THE CHARGE
First	5.00%
Second	4.00%
Third	3.00%
Fourth	2.00%
Fifth	2.00%
Sixth	1.00%
Thereafter	None

The following table sets forth the rates of the contingent deferred sales charge for the MainStay Floating Rate Fund:

YEAR SINCE PURCHASE PAYMENT MADE	CONTINGENT DEFERRED SALES CHARGE AS A PERCENTAGE OF AMOUNT REDEEMED SUBJECT TO THE CHARGE
First	3.00%
Second	2.00%
Third	2.00%
Fourth	1.00%
Thereafter	None

In determining the rate of any applicable contingent deferred sales charge, it will be assumed that a redemption is made of shares held by the shareholder for the longest period of time. This will result in any such charge being imposed at the lowest possible rate.

The contingent deferred sales charge will be waived in connection with the following redemptions: (i) withdrawals from qualified retirement plans and nonqualified deferred compensation plans resulting from separation of service, loans, hardship withdrawals, QDROs and required excess contribution returns pursuant to applicable IRS rules; and Required Minimum Distributions (based on MainStay holdings only) at age 70½ for IRA and 403(b)(7) TSA participants; (ii) withdrawals related to the termination of a retirement plan where no successor plan has been established; (iii) transfers within a retirement plan where the proceeds of the redemption are invested in any guaranteed investment contract written by New York Life or any of its affiliates, transfers to products offered within a retirement plan which uses NYLIM Service Company LLC as the recordkeeper; as well as participant transfers or rollovers from a retirement plan to a MainStay IRA; (iv) required distributions by charitable trusts under Section 664 of the Internal Revenue Code; (v) redemptions following the death of the shareholder or the beneficiary of a living revocable trust or within one year following the disability of a shareholder occurring subsequent to the purchase of shares; (vi) redemptions under the Systematic Withdrawal Plan used to pay scheduled monthly premiums on insurance policies issued by New York Life or an affiliate; (vii) continuing, periodic monthly or quarterly withdrawals, under the Systematic Withdrawal Plan, up to an annual total of 10% of the value of a shareholder's Class B shares in a Fund; (viii) redemptions by New York Life or any of its affiliates or by accounts managed by New York Life or any of its affiliates; (ix) redemptions effected by registered investment companies by virtue of transactions with a Fund; (x) redemptions by shareholders of shares purchased with the proceeds of a settlement payment made in connection with the liquidation and dissolution of a limited partnership sponsored by New York Life or one of its affiliates; and (xi) continuing, periodic monthly or quarterly withdrawals, under the Systematic Withdrawal Plan for IRA and 403(b)(7) TSA participants for normal distributions based on their life expectancy. The contingent deferred sales charge is waived on such sales or redemptions to promote goodwill and because the sales effort, if any, involved in making such sales is negligible.

ADDITIONAL CDSC WAIVERS APPLICABLE TO ACCOUNTS ESTABLISHED BEFORE JANUARY 1, 1998. In addition to the categories outlined above, the CDSC will be waived in connection with the following redemptions of Class B shares by accounts established before January 1, 1998: (1) withdrawals from IRS qualified and nonqualified retirement plans, individual retirement accounts, tax sheltered accounts, and deferred compensation plans, where such withdrawals are permitted under the terms of the plan or account (e.g., attainment of age 59½, separation from service, death, disability, loans, hardships, withdrawals of required excess contribution returns pursuant to applicable IRS rules, withdrawals based on life expectancy under applicable IRS rules); (2) preretirement transfers or rollovers within a retirement plan where the proceeds of the redemption are invested in proprietary products offered or distributed by New York Life or its affiliates; (3) living revocable trusts on the death of the beneficiary; (4) redemptions made within one year following the death or disability or a shareholder; (5) redemptions by directors, Trustees, officers and employees (and immediate family members) of Eclipse Trust and of New York Life and its affiliates where no commissions have been paid; (6) redemptions by employees of any dealer that has a soliciting dealer agreement with the Distributor, and by any trust, pension, profit-sharing or benefit plan for the benefit of such persons where no commissions have been paid; (7) redemptions by tax-exempt employee benefit plans resulting from the adoption or promulgation of any law or regulation; (8) redemptions by any state, country or city, or any instrumentality, department, authority or agency thereof and by trust companies and bank trust departments; and (9) transfers to other funding vehicles sponsored or distributed by New York Life or an affiliated company.

Shareholders should notify MainStay Investments, the Funds' transfer agent, at the time of requesting such redemptions that they are eligible for a waiver of the contingent deferred sales charge. Class B shares upon which the contingent deferred sales charge may be waived may not be resold, except to Eclipse Trust. Shareholders who are making withdrawals from retirement plans and accounts or other tax-sheltered or tax-deferred accounts should consult their tax advisors regarding the tax consequences of such withdrawals.

CONTINGENT DEFERRED SALES CHARGE, CLASS C SHARES

A contingent deferred sales charge of 1.00% of the NAV of Class C shares will be imposed on redemptions of Class C shares of the Funds at the time of any redemption by a shareholder that reduces the current value of the shareholder's Class C account in any Fund to an amount that is lower than the amount of all payments by the shareholder for the purchase of Class C shares in that Fund during the preceding one year.

Class C shares that are redeemed will not be subject to a contingent deferred sales charge to the extent that the value of such shares represents: (i) capital appreciation of Fund assets; (ii) reinvestment of dividends or capital gains distributions; or (iii) Class C shares redeemed more than one year after their purchase. The contingent deferred sales charge on subject Class C shares may be waived for: (i) withdrawals from qualified retirement plans and nonqualified deferred compensation plans resulting from separation of service, loans, hardship withdrawals, QDROs and required excess contribution returns pursuant to applicable IRS rules; and Required Minimum Distributions at age 70½ for IRA and 403(b)(7) TSA participants; (ii) withdrawals related to the termination of a retirement plan where no successor plan has been established; (iii) transfers within a retirement plan where the proceeds of the redemption are invested in any guaranteed investment contract written by New York Life or any of its affiliates, transfers to products offered within a retirement plan which uses NYLIM Service Company LLC or an affiliate as the recordkeeper; as well as participant transfers or rollovers from a retirement plan to a MainStay IRA; (iv) required distributions by charitable trusts under Section 664 of the Internal Revenue Code; (v) redemptions following the death of the shareholder or the beneficiary of a living revocable trust or within one year following the disability of a shareholder occurring subsequent to the purchase of shares; (vi) redemptions under the Systematic Withdrawal Plan used to pay scheduled monthly premiums on insurance policies issued by New York Life or an affiliate; (vii) continuing, periodic monthly or quarterly withdrawals within one year of the date of the initial purchase, under the Systematic Withdrawal Plan, up to an annual total of 10% of the value of a shareholder's Class C shares in a Fund; (viii) redemptions by New York Life or any of its affiliates or by accounts managed by New York Life or any of its affiliates; (ix) redemptions effected by registered investment companies by virtue of transactions with a Fund; (x) redemptions by shareholders of shares purchased with the proceeds of a settlement payment made in connection with the liquidation and dissolution of a limited partnership sponsored by New York Life or one of its affiliates; and (xi) continuing, periodic monthly or quarterly withdrawals, under the Systematic Withdrawal Plan for IRA and 403(b)(7) TSA participants for normal distributions based on their life expectancy. The contingent deferred sales charge may be waived on other sales or redemptions to promote goodwill and/or because the sales effort, if any, involved in making such sales is negligible. Class C shares of a Fund may be exchanged for Class C shares of another MainStay Fund without the imposition of a contingent deferred sales charge, although, upon redemption, contingent deferred sales charges may apply to the Class C shares that were acquired through an exchange if such shares are redeemed within one year of the date of the initial purchase.

Proceeds from the contingent deferred sales charge are paid to, and are used in whole or in part by, the Distributor to defray its expenses related to providing distribution related services to the Funds in connection with the sale of the Class C shares, such as the payment of compensation to selected dealers and agents. The combination of the contingent deferred sales charge and the distribution fee facilitates the ability of the Fund to sell the Class C shares without a sales charge being deducted at the time of purchase.

PURCHASES AND REDEMPTIONS – ADDITIONAL INFORMATION

Shares may be redeemed directly from a Fund or through your registered representative. Shares redeemed will be valued at the NAV per share next determined after MainStay Investments receives the redemption request in "good order." "Good order" with respect to a redemption request generally means that for certificated shares, a stock power or certificate must be endorsed, and for uncertificated shares a letter must be signed, by the record owner(s) exactly as the shares are registered, and the signature(s) must be guaranteed by a Medallion Signature Guarantee. In cases where redemption is requested by a corporation, partnership, trust, fiduciary or any other person other than the record owner, written evidence of authority acceptable to MainStay Investments must be submitted before the redemption request will be accepted. The requirement for a signed letter may be waived on a redemption of $100,000 or less that is payable to the shareholder(s) of record and mailed to the address of record, or under such other circumstances as Funds may allow. Send your written request to The MainStay Funds, P.O. Box 8401, Boston, Massachusetts 02266-8401.

Upon the redemption of shares the redeeming Fund will make payment in cash, except as described below, of the NAV of the shares next determined after such redemption request was received, less any applicable contingent deferred sales charge.

In times when the volume of telephone redemptions is heavy, additional phone lines will be added by MainStay Investments. However, in times of very large economic or market changes, redemptions may be difficult to implement by telephone. When calling MainStay Investments to make a telephone redemption, shareholders should have available their account number and Social Security or Taxpayer I.D. number.

The value of the shares redeemed from a Fund may be more or less than the shareholder's cost, depending on portfolio performance during the period the shareholder owned the shares.

Purchases and redemptions for each class of shares are discussed in the Prospectus under the heading "Shareholder Guide," and that information is incorporated herein by reference.

Certain clients of the Manager and the Subadvisors may purchase shares of a Fund with liquid assets with a value which is readily ascertainable (and not established only by valuation procedures) as evidenced by a listing on a bona fide domestic or foreign exchange and which would be eligible for purchase by the Fund (consistent with such Fund's investment policies and restrictions). These transactions will be effected only if the Fund's Manager or Subadvisor intends to retain the security in the Fund as an investment. Assets so purchased by a Fund will be valued in generally the same manner as they would be valued for purposes of pricing the Fund's shares, if such assets were included in the Fund's assets at the time of the purchase. The Fund reserves the right to amend or terminate this practice at any time.

The NAV per share of each Fund is determined on each day the New York Stock Exchange is open for trading. (See "Net Asset Value" above.) Shares of each Fund are redeemable at NAV, at the option of the Fund's shareholders.

MainStay Group of Funds and the Distributor reserve the right to redeem shares of any shareholder who has failed to provide the Funds with a certified Taxpayer I.D. number or such other tax-related certifications as the Funds may require. A notice of redemption, sent by first class mail to the shareholder's address of record, will fix a date not less than 30 days after the mailing date, and shares will be redeemed at the NAV determined as of the close of business on that date unless a certified Taxpayer I.D. number (or such other information as the Funds have requested) has been provided.

Certain of the Funds have entered into a committed line of credit with The Bank of New York Mellon as agent, and various other lenders from whom a Fund may borrow up to 5% of its net assets in order to honor redemptions. The credit facility is expected to be utilized in periods when the Funds experience unusually large redemption requests. A mutual fund is considered to be using leverage whenever it borrows an amount more than 5% of its assets. None of the Funds intend to borrow for the purpose of purchasing securities using the credit facility or any other source of borrowed funds.

REDEMPTION FEE

The MainStay 130/30 International Fund, MainStay 130/30 High Yield Fund, MainStay Floating Rate Fund, MainStay High Yield Corporate Bond Fund, and MainStay International Equity Fund will each impose a redemption fee of 2.00% of the total redemption amount (calculated at market value) on redemptions (including exchanges) of any class of shares made within 60 days of purchase. The redemption fees are received directly by the Funds and are implemented as a 2.00% reduction in the proceeds that would otherwise be received by a redeeming shareholder. The redemption fee is designed to offset transaction and administrative costs associated with, and to discourage certain types of, short-term trading. For purposes of determining whether the redemption fee applies, the shares that were held the longest will be redeemed first. The redemption fee will not apply to shares acquired through the reinvestment of dividends or distributions paid by the Fund. The redemption fee may not apply to redemptions by certain benefit plan accounts such as 401(k) plans, Section 529 qualified tuition plans, accounts held in omnibus accounts on the books of certain financial intermediary firms, wrap program accounts or on redemptions of shares held at the time of death or the initial determination of a permanent disability of a shareholder. The redemption fee does not apply on redemptions effected through a MainStay Investments Systematic Withdrawal/Exchange Plan.

Please contact MainStay Investments at 800-MAINSTAY (624-6782) if you have any questions as to whether the redemption fee applies to some or all of your shares.

SYSTEMATIC WITHDRAWAL PLAN

MainStay Investments acts as agent for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the systematic withdrawal payment and any contingent deferred sales charge, if applicable. See the Prospectus for more information.

PURCHASES IN KIND

Investors, including certain clients of the Manager and the Subadvisor, may purchase shares of a Fund with securities that are eligible for purchase by that Fund in accordance with the Funds' in-kind purchase procedures, subject to the approval of the Manager and Subadvisor, if applicable. These transactions will be effected only if the Manager and Subadvisor, if applicable, determine that the securities are appropriate, in type and amount, for investment by the Fund in light of the Fund's investment objectives and policies - as well as the Fund's current holdings - and solely at the discretion of the Manager and Subadvisor, if applicable. Securities received by a Fund in connection with an in-kind purchase will be valued in accordance with the Fund's valuation procedures as of the time of the next-determined NAV per share of the Fund following receipt in good form of the order. In situations where the purchase is made by an affiliate of the Fund with securities received by the affiliate through a redemption in-kind from another MainStay Fund, the redemption in-kind and purchase in-kind must be effected simultaneously, the Fund and the redeeming MainStay Fund must have the same procedures for determining their NAVs, and the Fund and the redeeming MainStay Fund must ascribe the same value to the securities. With respect to in-kind purchases by unaffiliated clients of the Manager through accounts separately managed by the Manager that are not subject to the Employee Retirement Income Security Act of 1974 ("ERISA"), the purchase request must be in writing and the purchase be made in accordance with Rule 17a-7 under the 1940 Act, except for that rule's requirement that purchases must be made for no consideration other than cash. Purchases made by affiliates of the Fund or the Manager through accounts separately managed by the Manager that are not subject to ERISA must meet additional standards. Among other requirements, such transactions must comply with Rule 17a-7 under the 1940 Act, the redemption must be effected simultaneously with the purchase, the redeeming account and the Fund must have the same procedures for determining their NAVs (or the Fund's procedures must be used), the Manager must bear all the costs associated with the in-kind purchase, and the in-kind purchase must be completed prior to the time in which the Fund first offers shares to the public. With respect to purchases by investors that are not affiliates of the Fund and do not seek to make the purchase through an account separately managed by the Manager, the securities must have a value that is readily ascertainable as evidenced, for example, by a listing on a bona fide domestic or foreign exchange. The investor must call 800-MAINSTAY (624-6782) before attempting to purchase shares in-kind. The Funds reserve the right to amend or terminate this practice at any time.

REDEMPTIONS IN KIND

The Funds have agreed to redeem shares of each Fund solely in cash up to the lesser of $250,000 or 1.00% of the NAV of the Fund during any 90-day period for any one shareholder. The Funds reserve the right to pay other redemptions, either total or partial, by a distribution in kind of securities (instead of cash) from the applicable Fund's portfolio. The securities distributed in such a distribution would be valued at the same value as that assigned to them in calculating the NAV of the shares being redeemed. If a shareholder receives a distribution in kind, he or she should expect to incur transaction costs when he or she converts the securities to cash.

SUSPENSION OF REDEMPTIONS

The MainStay Group of Funds may suspend the right of redemption of shares of any Fund and may postpone payment for any period: (1) during which the New York Stock Exchange is closed other than customary weekend and holiday closings or during which trading on the New York Stock Exchange is restricted; (2) when the SEC determines that a state of emergency exists that may make payment or transfer not reasonably practicable; (3) as the SEC may by order permit for the protection of the security holders of the MainStay Group of Funds; or (4) at any other time when the MainStay Group of Funds may, under applicable laws and regulations, suspend payment on the redemption or repurchase of its shares.

EXCHANGE PRIVILEGES

INVESTORS SHOULD READ THE PROSPECTUS CAREFULLY BEFORE THEY PLACE AN EXCHANGE REQUEST.

Exchanges will be based upon each Fund's NAV per share next determined following receipt of a properly executed exchange request.

Subject to the conditions and limitations described herein, Investor Class, Class A, Class B, Class C, Class I, Class R1, Class R2 and Class R3 shares of a Fund may be exchanged for shares of an identical class, if offered, of any series of any other open-end investment company sponsored, advised or administered by New York Life Investments, or any affiliate thereof, registered for sale in the state of residence of the investor or where an exemption from registration is available and only with respect to Funds that are available for sale to new investors. Additionally, you may exchange Investor Class shares for Class A shares, and Class A shares for Investor Class shares of the same or any other MainStay Fund. All exchanges are subject to a minimum investment requirement and a minimum balance requirement. An exchange may be made by either of the following methods: (1) writing MainStay Investments viaregularmailat The MainStay Funds, P.O. Box 8401, Boston, Massachusetts 02266-8401; (2)writingMainStay Investments via overnight mail at The MainStay Funds c/o Boston Financial Data Services, Inc., 30 Dan Road, Canton, Massachusetts 02021-2809; (3) calling MainStay Investments at 800-MAINSTAY (624-6782) (8:00 am to 6:00 pm Eastern time); or (4) by accessing your account via mainstayinvestments.com.

Generally, shareholders may exchange their Investor Class shares or Class A shares of a Fund for Investor Class shares or Class A shares of any other MainStay Fund, without the imposition of a sales charge. Any such exchanges will be based upon each Fund's NAV per share next determined following receipt of a properly executed exchange request. However, where a shareholder seeks to exchange Investor Class shares or Class A shares of the MainStay Money Market Fund for Investor Class shares or Class A shares of another MainStay Fund that are subject to a front-end sales charge, the applicable sales charge will be imposed on the exchange unless the shareholder has previously paid a sales charge with respect to such shares.

Shares of a Fund that are subject to a contingent deferred sales charge may be exchanged for the same class of shares of another MainStay Fund at the NAV next determined following receipt of a properly executed exchange request, without the payment of a contingent deferred sales charge; the sales charge will be assessed, if applicable, when the shareholder redeems his or her shares without a corresponding purchase of shares of another MainStay Fund. For purposes of determining the length of time a shareholder owned shares prior to redemption or repurchase in order to determine the applicable contingent deferred sales charge, if any, shares will be deemed to have been held from the date of original purchase of the shares (except as described below) and the applicable contingent deferred sales charge will be assessed when the shares are redeemed. However, if shares of a Fund that are subject to a contingent deferred sales charge are exchanged into shares of the MainStay Money Market Fund, the holding period for purposes of determining the contingent deferred sales charge (and conversion into Investor Class shares or Class A shares with respect to Class B shares, as described below under "Conversion Privileges") stops until the shares are exchanged back into shares of another MainStay Fund that are subject to a contingent deferred sales charge. This means that exchanging shares that are subject to a contingent deferred sales charge into shares of the MainStay Money Market Fund extends the holding period for purposes of determining the contingent deferred sales charge (and conversion into Investor Class shares or Class A shares with respect to Class B shares, as described below under "Conversion Privileges") for the amount of time that you hold those shares of the MainStay Money Market Fund.

If a shareholder exchanges shares of a MainStay Fund subject to a contingent deferred sales charge for shares of the MainStay Money Market Fund and then redeems those shares, the contingent deferred sales charge will be assessed when the shares are redeemed even though the MainStay Money Market Fund does not otherwise assess a contingent deferred sales charge on redemptions. Shares of a Fund acquired as a result of subsequent investments, except reinvested dividends and distributions, may be subject to the contingent deferred sales charge when ultimately redeemed without purchasing shares of another MainStay Fund.

In times when the volume of telephone exchanges is heavy, additional phone lines will be added by MainStay Investments. However, in times of very large economic or market changes, the telephone exchange privilege may be difficult to implement. When calling MainStay Investments to make a telephone exchange, shareholders should have available their account number and Social Security or Taxpayer I.D. number. Under the telephone exchange privilege, shares may only be exchanged among accounts with identical names, addresses and Social Security or Taxpayer I.D. number. Shares may be transferred among accounts with different names, addresses and Social Security or Taxpayer I.D. number only if the exchange request is in writing and is received in "good order." If the dealer permits, the dealer representative of record may initiate telephone exchanges on behalf of a shareholder, unless the shareholder notifies the Fund in writing not to permit such exchanges. There will be no exchanges during any period in which the right of exchange is suspended or date of payment is postponed because the New York Stock Exchange is closed or trading on the New York Stock Exchange is restricted or the SEC deems an emergency to exist.

For federal income tax purposes, an exchange is treated as a sale on which an investor may realize a gain or loss. See "Understand the Tax Consequences" for information concerning the federal income tax treatment of a disposition of shares.

The exchange privilege may be modified or withdrawn at any time upon prior notice.

REDEMPTION BY CHECK

The MainStay Cash Reserves Fund, MainStay Money Market Fund, MainStay Principal Preservation Fund and State Street each reserve the right at any time to suspend the procedure permitting redemption by check and intend to do so in the event that federal legislation or regulations impose reserve requirements or other restrictions deemed by the Board Members to be adverse to the interest of other shareholders of the MainStay Cash Reserves Fund, MainStay Money Market Fund or MainStay Principal Preservation Fund. Shareholders who arrange to have checkwriting privileges will be subject to the rules and regulations of State Street pertaining to this checkwriting privilege as amended from time to time. The applicable rules and regulations will be made available by State Street upon request when a shareholder establishes checkwriting privileges.

CONVERSION PRIVILEGES

AUTOMATIC CONVERSIONS BETWEEN SHARE CLASSES OF THE SAME FUND

A shareholder's Investor Class, Class A and Class B shares may be subject to automatic conversions between share classes as described below.

Investor Class shares may convert automatically to Class A shares. Investor Class share balances are examined Fund-by-Fund on a quarterly basis. If at that time the value of a shareholder's Investor Class shares in any one Fund equals or exceeds the applicable minimum as stated in the Fund's Prospectus, whether by shareholder action or change in market value, or if the shareholder has otherwise become eligible to invest in Class A shares, the shareholder's Investor Class shares of that Fund will be automatically converted into Class A shares. Please note that, in most cases, shareholders may not aggregate their holdings of Investor Class shares in multiple Funds/accounts or rely on a Right of Accumulation or Letter of Intent (discussed above) in order to qualify for this conversion feature. Please also note that if a shareholder's account balance falls the applicable minimum as stated in the Fund's Prospectus, whether by shareholder action or change in market value, after conversion to Class A shares or the shareholder no longer qualifies to hold Class A shares, the shareholder's account may be converted back to Investor Class shares.

Class A share balances are examined Fund-by-Fund on a semi-annual basis. If at that time the value of the shareholder's Class A shares in any one Fund is less than the applicable minimum as stated in the Fund's Prospectus, whether by shareholder action or change in market value, or if the shareholder otherwise is no longer eligible to hold Class A shares, the shareholder's Class A shares of that Fund will be converted automatically into Investor Class shares.

Class B shares automatically convert to Class A shares, or Investor Class shares if a shareholder is not eligible to hold Class A shares, at the end of the calendar quarter eight years after the date the shareholder was purchased. This reduces distribution and/or service fees from 1.00% to 0.25% of average daily net assets. If a shareholder purchases Class B shares of a Fund on more than one date and holds Class B shares of the Fund long enough for the Class B shares to automatically convert, the shareholder may hold both Investor Class or Class A shares of the Fund (acquired as a result of the automatic conversion) and Class B shares of the Fund (those that have not been held for the full holding period). If a partial automatic conversion of a shareholder's Class B shares to Investor Class or Class A shares of a Fund results in a shareholder holding Class B shares of that Fund with an aggregate value of $999.99 or less, the Fund will automatically convert the remaining Class B shares to Investor Class or Class A shares. Investor Class shares or Class A shares held by shareholders as a result of this early conversion feature will not be subject to the higher Rule 12b-1 fees applicable to Class B shares, nor will shareholders be charged a contingent deferred sales charge that normally would be assessed as a result of a redemption in connection with such conversion of the Class B shares prior to the completion of the full holding period.

The automatic conversions described above are based on the relative NAVs of the two classes, and no sales load or other charge is imposed. The Funds expect all share conversions to be made on a tax-free basis. Although the Funds expect that a conversion between share classes of the same Fund should not result in the recognition of a gain or loss for tax purposes, shareholders should consult a tax adviser with respect to the tax treatment of investments in a Fund. The Funds reserve the right to modify or eliminate this automatic share class conversion feature. When a conversion occurs, reinvested dividends and capital gains convert proportionately with the shares that are converting.

VOLUNTARY CONVERSIONS BETWEEN SHARE CLASSES OF THE SAME FUND

In addition to any automatic conversion features described above with respect to Investor Class, Class A and Class B shares, shareholders generally may also elect to convert shares on a voluntary basis into another share class of the same Fund for which the shareholder is eligible. However, the following limitations apply: (i) Investor Class and Class A shares that remain subject to a CDSC are ineligible for a voluntary conversion; and (ii) all Class B and Class C shares are ineligible for a voluntary conversion.

These limitations do not impact any automatic conversion features described above with respect to Investor Class, Class A and Class B shares.

Aninvestor or an investor's financial intermediary may contact a Fund to request a voluntary conversion between share classes of the same Fund.Shareholders may be required to provide sufficient information to establish eligibility to convert to the new share class. All permissible conversions will be made on the basis of the relative NAVs of the two classes without the imposition of any sales load, fee or other charge. If a shareholder fails to remain eligible for the new share class, the shareholder may automatically be converted back to the original share class. Although the Funds expect that a conversion between share classes of the same Fund should not result in the recognition of a gain or loss for tax purposes, shareholders should consult a tax adviser with respect to the tax treatment of investments in a Fund. The Funds may change, suspend or terminate this conversion feature at any time.

TAX-DEFERRED RETIREMENT PLANS

CASH OR DEFERRED PROFIT SHARING PLANS UNDER SECTION 401(K) FOR CORPORATIONS AND SELF-EMPLOYED INDIVIDUALS

Shares of a Fund, except the MainStay Tax Free Bond Fund, may also be purchased as an investment under a cash or deferred profit sharing plan intended to qualify under Section 401(k) of the Internal Revenue Code (a "401(k) Plan") adopted by a corporation, a self-employed individual (including sole proprietors and partnerships), or other organization. All Funds, except the MainStay Tax Free Bond Fund, may be used as funding vehicles for qualified retirement plans including 401(k) plans, which may be administered by third-party administrator organizations. The Distributor does not sponsor or administer such qualified plans at this time.

Individual Retirement Account ("IRA") and Coverdell Education Savings Accounts

Shares of a Fund, except the MainStay Tax Free Bond Fund, may also be purchased by an IRA. Both traditional IRAs and Roth IRAs may purchase shares of a Fund. In addition, Coverdell Education Savings Accounts may purchase shares of a Fund.

TRADITIONAL IRAs. For 2009, an individual who has not attained age 70½ may contribute as much as $5,000 of his or her earned income to a traditional IRA. A married individual filing a joint return may also contribute to a traditional IRA for a nonworking spouse.

Eligible individuals age 50 and older may make additional contributions to their traditional IRAs in the form of catch-up contributions. The maximum limit for a catch-up contribution is $1,000.

Your traditional IRA contribution may be fully deductible, partially deductible or nondeductible for federal income tax purposes.

(a) Eligibility. Under the law, if neither you, nor your spouse, is an active participant (see (b) below) you may make a contribution to a regular IRA of up to the lesser of $5,000 (or an additional $5,000 in the case of Spousal IRA), for tax year 2009, or 100% of compensation and take a deduction for the entire amount contributed. If you are an active participant but have a Modified Adjusted Gross Income (MAGI) below a certain level (see (c) below), you are treated as if you were not an active participant and may make a deductible contribution. If you are an active participant and you have MAGI above that level (see (c) below), the amount of the deductible contribution you may make is phased down and eventually eliminated. If you are not an active participant but your spouse is an active participant, you may make a deductible contribution provided that if your combined MAGI is above the specified level (see (c) below), the amount of the deductible contribution you may make to an IRA is phased down and eventually eliminated. The limitation of the lesser of $5,000 (or the current limit) or 100% of compensation is reduced by the amount of contributions you make to any other regular IRA (except Education IRAs, now called Coverdell Education Savings Accounts) or Roth IRA for the taxable year. For individuals who have reached age 50 before the close of the tax year, the annual cash contribution limit is increased by: $1000 for 2009.

(b) Active Participant. You are an "active participant" for a year if you are covered by a retirement plan. You are covered by a "retirement plan" for a year if your employer or union has a retirement plan under which money is added to your account or you are eligible to earn retirement credits. For example, if you are covered under a profit-sharing plan, a 403(a) annuity, certain government plans, a salary reduction arrangement (such as a Tax Sheltered Annuity arrangement or a 401(k) plan), a Simplified Employee Pension (SEP) plan, a SIMPLE plan, or a plan which promises you a retirement benefit which is based upon the number of years of service you have with the employer, you are likely to be an active participant. Your Form W-2 for the year should indicate your participation status.

(c) MAGI. If you or your spouse is an active participant, you must look at your MAGI for the year (if you and your spouse file a joint tax return you use your combined MAGI) to determine whether you can make a deductible IRA contribution. Your tax return will show you how to calculate your MAGI for this purpose. If you are at or below a certain MAGI level, called the Threshold Level, you are treated as if you were not an active participant and can make a deductible contribution under the same rules as a person who is not an active participant. If you are single, your deduction threshold MAGI level is $55,000 and phased out at $65,000 (for 2009). The deduction threshold level if you are married and file a joint tax return is $89,000 and phased out at $109,000 (for 2009), and if you are married but file a separate tax return, the deduction is phased out at $10,000 (for 2009). However, if only your spouse is an active participant and you file a joint tax return, the deduction threshold level is $166,000 and phased out at $176,000 (for 2009).

The deductibility of IRA contributions under state law varies from state to state. To determine the deductibility of an IRA contribution, please consult with your tax advisor.

An individual not permitted to make a deductible contribution to an IRA may nonetheless make nondeductible contributions up to the maximum contribution limit for that year.

Distributions from IRAs (to the extent they are not treated as a tax-free return of nondeductible contributions) are taxable under federal income tax laws as ordinary income. There are special rules for determining how withdrawals are to be taxed if an IRA contains both deductible and nondeductible amounts. In general, all traditional IRAs are aggregated and treated as one IRA, all withdrawals are treated as one withdrawal, and then a proportionate amount of the withdrawal will be deemed to be made from nondeductible contributions; amounts treated as a return of nondeductible contributions will not be taxable. Certain early withdrawals are subject to an additional penalty tax. However, there are exceptions for certain withdrawals, including: withdrawals up to a total of $10,000 for qualified first-time home buyer expenses or withdrawals used to pay "qualified higher education expenses" of the minimum amount of such distributions; failure to comply with these rules can result in the imposition of a 50% excise tax.

To determine the deductibility of a Traditional IRA contribution, please consult with your tax advisor. Please see the IRA Custodial Agreement for additional rules.

ROTH IRAs. Roth IRAs are a form of individual retirement account that feature nondeductible contributions that may be made even after the individual attains the age of 70½. In certain cases, distributions from a Roth IRA may be tax free. For 2009, the Roth IRA, like the traditional IRA, is subject to a $5,000 ($10,000 for a married couple, $6,000 for individuals over age 50, and $12,000 for a married couple over age 50) contribution limit (taking into account both Roth IRA and traditional IRA contributions). The maximum contribution that can be made is phased-out for taxpayers with adjusted gross income between $105,000 and $120,000 ($166,000 - $176,000 if married filing jointly). If the Roth IRA has been in effect for five years, and distributions are (1) made on or after the individual attains the age of 59½; (2) made after the individual's death; (3) attributable to disability; or (4) used for "qualified first-time home buyer expenses," they are not taxable. If these requirements are not met, distributions are treated first as a return of contributions and then as taxable earnings. Taxable distributions may be subject to a 10% penalty for early distributions. All Roth IRAs, like traditional IRAs, are treated as one IRA for this purpose. Unlike the traditional IRA, Roth IRAs are not subject to minimum distribution requirements during the account owner's lifetime. However, the amount in a Roth IRA is subject to required minimum distribution rules after the death of the account owner. Please see the Roth IRA Custodial Agreement for additional rules on contribution phase-out limits based on income.

Eligible individuals age 50 and older may make additional contributions to their Roth IRAs in the form of catch-up contributions. The maximum limit for a catch-up contribution is $1,000.

COVERDELL EDUCATION SAVINGS ACCOUNTS. A taxpayer may make nondeductible contributions of up to $2,000 per year per beneficiary to a Coverdell Education Savings Account. Contributions cannot be made after the beneficiary becomes 18 years old unless the beneficiary qualifies as a special needs beneficiary. The maximum contribution is phased out for taxpayers with a MAGI between $95,000 and $110,000 ($190,000 - $220,000 if married filing jointly). Earnings are tax-deferred until a distribution is made. If a distribution does not exceed the beneficiary's "qualified higher education expenses" for the year, no part of the distribution is taxable. If part of a distribution is taxable, a penalty tax will generally apply as well. Any balance remaining in a Coverdell Education Savings Account when the beneficiary becomes 30 years old must be distributed and any earnings will be taxable and may be subject to a penalty tax upon distribution. Please see the Coverdell Education Savings Account Cusodial Agreement for additional rules.

All income and capital gains deriving from IRA and Coverdell Education Savings Account investments in the Fund are reinvested and compounded tax-deferred until distributed from the IRA or Coverdell Education Savings Account. The combination of annual contributions to a traditional IRA, which may be deductible, and tax-deferred compounding can lead to substantial retirement savings. Similarly, the combination of tax free distributions from a Roth IRA or Coverdell Education Savings Account combined with tax-deferred compounded earnings on IRA investments can lead to substantial retirement and/or education savings.

GENERAL INFORMATION

Shares of a Fund, except the MainStay Tax Free Bond Fund, are permitted investments under profit sharing, pension, and other retirement plans, IRAs, Coverdell Education Savings Accounts (CESAs) and tax-deferred annuities to the extent the shares of a Fund are a permitted investment according to the provisions of the relevant plan documents. Third-party administrative services may limit or delay the processing of transactions.

The custodial agreements and forms provided by the Funds' custodian and transfer agent designate New York Life Trust Company as custodian for IRAs, CESAs and tax sheltered custodial accounts (403(b)(7) TSA plans) (unless another trustee or custodian is designated by the individual or group establishing the plan) and contain specific information about the plans. Each plan provides that dividends and distributions will be reinvested automatically. For further details with respect to any plan, including fees charged by New York Life Trust Company, tax consequences and redemption information, see the specific documents for that plan.

The federal tax laws applicable to retirement plans, IRAs, CESAs and 403(b)(7) TSA plans are extremely complex and change from time to time. Therefore, an investor should consult with his or her own professional tax advisor before establishing any of the tax-deferred retirement plans described above.

TAX INFORMATION

The discussion herein relating to certain federal income tax considerations is presented for general informational purposes only. Since the tax laws are complex and tax results can vary depending upon specific circumstances, investors should consult their own tax adviser regarding an investment in a Fund, including the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction. The discussion is based upon provisions of the Internal Revenue Code, the regulations promulgated thereunder, and judicial and administrative rulings, all of which are subject to change, which change may be retroactive.

TAXATION OF THE FUNDS

Each Fund intends to qualify annually and elect to be treated as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code. If a Fund so qualifies and elects, it generally will not be subject to federal income tax on its investment company taxable income (which includes, among other items, dividends, interest, and the excess, if any, of net short term capital gains over net long-term capital losses) and its net capital gains (net long-term capital gains in excess of net short term capital losses) that it distributes to its shareholders.

The MainStay Asset Allocation Funds and the MainStay Retirement Funds will not be able to offset gains distributed by one Underlying Fund in which it invests against losses in another Underlying Fund in which such those funds invests. Redemptions of shares in an Underlying Fund, including those resulting from changes in the allocation among Underlying Funds, could also cause additional distributable gains to shareholders of the MainStay Retirement Funds and the MainStay Asset Allocation Funds. A portion of any such gains may be short-term capital gains that would be distributable as ordinary income to shareholders of the MainStay Retirement Funds and the MainStay Asset Allocation Funds. Further, a portion of losses on redemptions of shares in the Underlying Funds may be deferred under the wash sale rules. As a result of these factors, the use of the fund-of-funds structure by the MainStay Retirement Funds and the MainStay Asset Allocation Funds could therefore affect the amount, timing and character of distributions to their shareholders.

Each Fund intends to distribute, at least annually, to its shareholders substantially all of its investment company taxable income and its net capital gains. In determining amounts of capital gains to be distributed, any capital loss carryovers from prior years will be applied against capital gains.

To qualify for treatment as a regulated investment company, a Fund generally must, among other things: (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of securities or foreign currencies, net income derived from certain qualified publicly traded partnerships, and other income (including gains from certain options, futures, and forward contracts) derived with respect to its business of investing in stock, securities or foreign currencies; (b) diversify its holdings so that at the end of each quarter of the taxable year, (i) at least 50% of the market value of a Fund's assets is represented by cash, cash items, U.S. government securities, the securities of other regulated investment companies and other securities, that with respect to any one issuer do not represent more than 5% of the value of the Fund's total assets nor more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or the securities of other regulated investment companies) of any one issuer, or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses, or in the securities of one or more qualified publicly traded partnerships; and (c) distribute in each taxable year at least 90% of the sum of its investment company taxable income and its net tax-exempt interest income.

If a Fund does not meet all of these Internal Revenue Code requirements, it will be taxed as an ordinary corporation and its distributions (to the extent of available earnings and profits) will be taxed to shareholders as dividend income (except to the extent a shareholder is exempt from tax).

The Treasury Department is authorized to issue regulations to provide that foreign currency gains that are not directly related to a Fund's principal business of investing in stock or securities (or options and futures with respect to stock or securities) may be excluded from qualifying income for purposes of the 90% gross income requirement described above. To date, however, no such regulations have been issued.

The diversification requirements relating to the qualification of a Fund as a regulated investment company may limit the extent to which a Fund will be able to engage in certain investment practices, including transactions in futures contracts and other types of derivative securities transactions. In addition, if a Fund were unable to dispose of portfolio securities due to settlement problems relating to foreign investments or due to the holding of illiquid securities, the Fund's ability to qualify as a regulated investment company might be affected.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, a Fund must distribute for the calendar year an amount equal to the sum of (1) at least 98% of its ordinary taxable income (excluding any capital gains or losses) for the calendar year, (2) at least 98% of the excess of its capital gains over capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of such year, and (3) all ordinary taxable income and capital gain net income (adjusted for certain ordinary losses) for previous years that were not distributed by the Fund or taxed to the Fund during such years. To prevent application of the excise tax, the Funds intend to make distributions in accordance with the calendar year distribution requirement.

CHARACTER OF DISTRIBUTIONS TO SHAREHOLDERS--GENERAL

Distributions of investment company taxable income, including distributions of net short-term capital gains, are generally characterized as ordinary income. Distributions of a Fund's net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, designated by a Fund as capital gain dividends, will generally be taxable to shareholders as long-term capital gains, regardless of how long a shareholder has held the Fund's shares. All distributions are includable in the gross income of a shareholder whether reinvested in additional shares or received in cash. Shareholders receiving distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share received equal to the net asset value of a share of a Fund on the reinvestment date. Shareholders will be notified annually as to the federal tax status of distributions.

The MainStay Asset Allocation Funds and the MainStay Retirement Funds can have income, gains or losses from any distributions or redemptions in the Underlying Funds. Distributions of any long-term capital gains of either the MainStay Retirement Funds or the MainStay Asset Allocation Funds or Underlying Funds will generally be taxed as long-term capital gains. Other distributions, including short-term capital gains, and income generated from debt instruments will be taxed as ordinary income. Underlying Funds with high portfolio turnover may realize gains at an earlier time than Underlying Funds with a lower turnover and may not hold securities long enough to obtain the possible benefits of long-term capital gains rates.

The maximum individual tax rate on income from qualified dividends is currently 15%. Each of the Funds that invest in stock will be able to designate a portion of its ordinary income distributions as qualified dividends to the extent that the Fund derives income from qualified dividends. A more than 60 day holding period requirement must be satisfied by both the Fund and the shareholder with respect to each qualified dividend in order to be eligible for the reduced tax rate. The reduced tax rate on long-term capital gains and qualified dividends is currently scheduled to expire after 2010 in the absence of further congressional action. Since many of the stocks in which the Underlying Funds invest may not pay significant dividends, it is not likely that a substantial portion of the distributions by the Funds will qualify for the 15% maximum rate. A portion of the dividends received from the MainStay Asset Allocation Funds and MainStay Retirement Funds may be treated as qualified dividends to the extent that the Underlying Funds receive qualified dividends.

If a portion of a Fund's net investment income is derived from dividends from domestic corporations, then a portion of such distributions may also be eligible for the corporate dividends-received deduction. Capital gain distributions will not be eligible for the corporate dividends-received deduction. The dividends-received deduction is reduced to the extent shares of a Fund are treated as debt-financed under the Internal Revenue Code and is generally eliminated unless such shares are deemed to have been held for more than 45 days during a specified period. In addition, the entire dividend (including the deducted portion) is includable in the corporate shareholder's alternative minimum taxable income.

The MainStay Retirement Funds and the MainStay Asset Allocation Funds will not be able to offset gains distributed by one Underlying Fund in which they invest against losses in another Underlying Fund in which the MainStay Retirement Funds or the MainStay Asset Allocation Funds invests. Redemptions of shares in an Underlying Fund, including those resulting from changes in the allocation among Underlying Funds, could also cause additional distributable gains to shareholders of the MainStay Retirement Funds and the MainStay Asset Allocation Funds. A portion of any such gains may be short-term capital gains that would be distributable as ordinary income to shareholders of the MainStay Retirement Funds and the MainStay Asset Allocation Funds. Depending on a the MainStay Retirement Funds' or the MainStay Asset Allocation Funds' percentage ownership in an Underlying Fund both before and after a redemption, the MainStay Retirement Funds' or the MainStay Asset Allocation Funds' redemption of shares of such Underlying Fund may cause the MainStay Retirement Funds or the MainStay Asset Allocation Funds to be treated as not receiving capital gain income on the amount by which the distribution exceeds the MainStay Retirement Funds' or the MainStay Asset Allocation Funds' tax basis in the shares of the Underlying Fund, but instead to be treated as receiving a dividend taxable as ordinary income on the full amount of the distribution. As a result of these factors, the use of the fund-of-funds structure by the MainStay Retirement Funds and the MainStay Asset Allocation Funds could therefore affect the amount, timing and character of distributions to shareholders.

A Fund's distributions with respect to a given taxable year may exceed its current and accumulated earnings and profits available for distribution. In that event, distributions in excess of such earnings and profits would be characterized as a return of capital to shareholders for federal income tax purposes, thus reducing each shareholder's cost basis in his Fund shares. Distributions in excess of a shareholder's cost basis in his shares would be treated as a gain realized from a sale of such shares.

Distributions by a Fund (other than the MainStay Cash Reserves Fund, MainStay Money Market Fund and the MainStay Principal Preservation Fund) reduce the net asset value of the Fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution, nevertheless, would be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution by a Fund. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will then receive a partial return of their investment upon such distribution, which will nevertheless generally be taxable to them.

A distribution will be treated as paid on December 31 of the calendar year if it is declared by a Fund in October, November or December of that year to shareholders on a record date in such a month and paid by the Fund during January of the following calendar year. Such a distribution will be includable in the gross income of shareholders in the calendar year in which it is declared, rather than the calendar year in which it is received.

CHARACTER OF DISTRIBUTIONS TO SHAREHOLDERS — THE MAINSTAY TAX FREE BOND FUND

The Internal Revenue Code permits the character of tax-exempt interest distributed by a regulated investment company to "flow through" as tax-exempt interest to its shareholders, provided that 50% or more of the value of its assets at the end of each quarter of its taxable year is invested in state, municipal or other obligations the interest on which is exempt under Section 103(a) of the Internal Revenue Code. The MainStay Tax Free Bond Fund intends to satisfy the 50% requirement to permit its distributions of tax-exempt interest to be treated as such for regular Federal income tax purposes in the hands of its shareholders. Exempt-interest dividends must be taken into account by individual shareholders in determining whether their total incomes are large enough to result in taxation of up to 85% of their social security benefits and certain railroad retirement benefits. None of the income distributions of the MainStay Tax Free Bond Fund will be eligible for the deduction for dividends received by corporations.

Although a significant portion of the distributions by the MainStay Tax Free Bond Fund generally is expected to be exempt from federal taxes, the Fund may under certain circumstances invest in obligations the interest from which is fully taxable, or, although exempt from the regular federal income tax, is subject to the alternative minimum tax. Similarly, gains from the sale or exchange of obligations the interest on which is exempt from regular Federal income tax will constitute taxable income to the Fund. Taxable income or gain may also arise from securities lending transactions, repurchase agreements and options and futures transactions. Accordingly, it is possible that a significant portion of the distributions of the Fund will constitute taxable rather than tax-exempt income in the hands of a shareholder. Furthermore, investors should be aware that tax laws may change, and issuers may fail to follow applicable laws, causing a tax-exempt item to become taxable.

In addition, as discussed below, a sale of shares in the Fund (including a redemption of such shares and an exchange of shares between two mutual funds) will be a taxable event, and may result in a taxable gain or loss to a shareholder. Shareholders should be aware that redeeming shares of the Fund after tax-exempt interest has been accrued by the Fund but before that income has been declared as a dividend may be disadvantageous. This is because the gain, if any, on the redemption will be taxable, even though such gains may be attributable in part to the accrued tax-exempt interest which, if distributed to the shareholder as a dividend rather than as redemption proceeds, might have qualified as an exempt-interest dividend.

Exempt-interest dividends, ordinary dividends, if any, and capital gains distributions from the MainStay Tax Free Bond Fund and any capital gains or losses realized from the sale or exchange of shares may be subject to state and local taxes. However, the portion of a distribution of the Fund's tax-exempt income that is attributable to state and municipal securities issued within the shareholder's own state may not be subject, at least in some states, to state or local taxes.

Distributions derived from interest on certain private activity bonds which is exempt from regular federal income tax are treated as a tax preference item and may subject individual or corporate shareholders to liability (or increased liability) for the alternative minimum tax. In addition, because a portion of the difference between adjusted current earnings, as defined in the Internal Revenue Code, and alternative minimum taxable income is an addition to the alternative minimum tax base, all distributions derived from interest which is exempt from regular federal income tax are included in adjusted current earnings and may subject corporate shareholders to or increase their liability for the alternative minimum tax.

Opinions relating to the validity of municipal securities and the exemption of interest thereon from federal income tax are rendered by bond counsel to the issuers. The MainStay Tax Free Bond Fund, the Manager and its affiliates, and the Fund's counsel make no review of proceedings relating to the issuance of state or municipal securities or the bases of such opinions.

Due to the lack of adequate supply of certain types of tax-exempt obligations, and other reasons, various instruments are being marketed which are not "pure" state and local obligations, but which are thought to generate interest excludable from taxable income under Internal Revenue Code section 103. While the Fund may invest in such instruments, it does not guarantee the tax-exempt status of the income earned thereon or from any other investment. Thus, for example, were the Fund to invest in an instrument thought to give rise to tax-exempt interest but such interest ultimately were determined to be taxable, the Fund might have invested more than 20% of its assets in taxable instruments. In addition, it is possible in such circumstances that the Fund will not have met the 50% investment threshold, described above, necessary for it to pay exempt-interest dividends.

Section 147(a) of the Internal Revenue Code prohibits exemption from taxation of interest on certain governmental obligations to persons who are "substantial users" (or persons related thereto) of facilities financed thereby. No investigation as to the users of the facilities financed by bonds in the portfolio of the MainStay Tax Free Bond Fund has been made by the Fund. Persons who may be "substantial users" (or "related persons" of substantial users) of facilities financed by private activity bonds should consult their tax advisors before purchasing shares of the Fund since the acquisition of shares of the MainStay Tax Free Bond Fund may result in adverse tax consequences to them.

Income derived by the MainStay Tax Free Bond Fund from taxable investments, including but not limited to securities lending transactions, repurchase transactions, options and futures transactions, and investments in commercial paper, bankers' acceptances and CDs will be taxable for federal, state and local income tax purposes when distributed to shareholders. Income derived by the MainStay Tax Free Bond Fund from interest on direct obligations of the U.S. government will be taxable for federal income tax purposes when distributed to shareholders but, provided that the Fund meets the requirements of state law and properly designates distributions to shareholders, such distributions may be excludable from income for state personal income tax purposes. A portion of original issue discount relating to stripped municipal securities and their coupons may also be treated as taxable income under certain circumstances - see "Discount" below. Acquisitions of municipal securities at a market discount may also result in ordinary income and/or capital gains.

FEDERAL INCOME TAX CAPITAL LOSS CARRYFORWARDS

A Fund is permitted to carry forward a net capital loss from any year to offset its capital gains, if any, realized during the eight years following the year of the loss. A Fund's capital loss carry-forward is treated as a short-term capital loss in the year to which it is carried. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such amounts. The Funds cannot carry back or carry forward any net operating losses. As of October 31, 2008, the following Funds had capital loss carry-forwards approximating the amount indicated for federal income tax purposes, expiring in the year indicated:

FUND	AVAILABLE THROUGH	CAPITAL LOSS AMOUNT (000's)
MainStay Balanced Fund	2016	$67,358
MainStay Cash Reserves Fund	0	0
MainStay Common Stock Fund	2015	37,723
MainStay Conservation Allocation Fund	0	0
MainStay Convertible Fund	2016	5,424
MainStay Diversified Income Fund	2009	943
	2010	1,161
	2011	523
	2014	1,450
	2016	3,948
MainStay Epoch U.S. All Cap Fund	2016	3,732
MainStay Floating Rate Fund	2012	229
	2013	3,166
	2014	1,437
	2015	14,042
	2016	30,852
MainStay Global High Income Fund	2016	4,652
MainStay Government Fund	2012	3,458
	2014	2,598
	2015	391
MainStay Growth Allocation Fund	0	0
MainStay Growth Equity Fund	2016	17,421
MainStay High Yield Corporate Bond Fund	2009	82,452
	2010	169,120
	2011	306,034
	2014	34,845
	2016	84,953
MainStay Income Builder Fund	2016	25,034
MainStay Indexed Bond Fund	2014	4,454
	2015	307
	2014	2,314
MainStay Intermediate Term Bond Fund	2010	897
	2014	1,388
MainStay International Equity Fund	2016	43,558
MainStay Large Cap Growth Fund	2008	72,112
	2009	53,277
	2010	5,418
	2013	1,157
	2016	126,102
MainStay MAP Fund	2016	104,967
MainStay Moderate Allocation Fund	0	0
MainStay Moderate Growth Allocation Fund	0	0
MainStay Money Market Fund	0	0
MainStay Principal Preservation Fund	0	0
MainStay S&P 500 Index Fund	2010	14,677
	2013	5,221
	2014	51,930
	2016	39,050
MainStay Short Term Bond Fund	2016	442
MainStay Tax Free Bond Fund	2011	8,117
	2012	478
	2016	1,647
MainStay U.S. Small Cap Fund	2016	194,940[a]
MainStay 130/30 Core Fund	2015	509
	2016	5,936
MainStay 130/30 Growth Fund	2015	939
	2016	8,200
MainStay 130/30 High Yield Fund	2016	234
MainStay 130/30 International Fund	2016	10,140
MainStay Retirement 2010 Fund	2016	57
MainStay Retirement 2020 Fund	0	0
MainStay Retirement 2030 Fund	0	0
MainStay Retirement 2040 Fund	2016	51
MainStay Retirement 2050 Fund	0	0
a	The Small Company Value Fund acquired Small Cap Value Fund on February 12, 2009 and as a result may increase the amount of Capital Loss Carryforward available, subject to limitation.

The following Funds utilized capital loss carryforwards during the year ended October 31, 2008:

MainStay Cash Reserves Fund	$6
MainStay Government Fund	1,619
MainStay Indexed Bond Fund	2,136
MainStay Intermediate Term Bond Fund	1,235
MainStay Money Market Fund	0‡
MainStay Short Term Bond Fund	2,805
‡	Less than $500.

In addition, the following Funds had capital loss carryforwards that expired during the fiscal year ended October 31, 2008.

MainStay Diversified Income Fund	$319
MainStay Government Fund	15,453
MainStay Intermediate Term Bond Fund	5,310
MainStay Tax Free Bond Fund	2,805

DISPOSITIONS OF FUND SHARES

Upon redemption, sale or exchange of shares of a Fund, a shareholder will realize a taxable gain or loss, depending on whether the gross proceeds are more or less than the shareholder's tax basis for the shares. Any gain or loss generally will be a capital gain or loss if the shares of a Fund are capital assets in the hands of the shareholder, and generally will be taxable to shareholders as long-term capital gains if the shares had been held for more than one year.

A loss realized by a shareholder on the redemption, sale or exchange of shares of a Fund with respect to which capital gain dividends have been paid will, to the extent of such capital gain dividends, be treated as long-term capital loss if such shares have been held by the shareholder for six months or less at the time of their disposition. Furthermore, a loss realized by a shareholder on the redemption, sale or exchange of shares of a Fund with respect to which exempt-interest dividends have been paid will, to the extent of such exempt-interest dividends, be disallowed if such shares have been held by the shareholder for six months or less at the time of their disposition. A loss realized on a redemption, sale or exchange also will be disallowed to the extent the shares disposed of are replaced (whether through reinvestment of distributions, or otherwise) within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Individual shareholders may generally deduct in any year only $3,000 of capital losses that are not offset by capital gains and any remaining losses may be carried over to future years. Corporations may generally deduct losses only to the extent of capital gains with certain carryovers for excess losses.

Under certain circumstances, the sales charge incurred in acquiring shares of a Fund may not be taken into account in determining the gain or loss on the disposition of those shares. This rule applies where shares of a Fund are exchanged within 90 days after the date they were purchased and new shares are acquired without a sales charge or at a reduced sales charge pursuant to a right acquired upon the initial purchase of shares. In that case, the gain or loss recognized on the exchange will be determined by excluding from the tax basis of the shares exchanged all or a portion of the sales charge incurred in acquiring those shares. The portion of the sales charge affected by this rule will be treated as a sales charge paid for the new shares and will be reflected in their basis.

FOREIGN CURRENCY GAINS AND LOSSES

Under the Internal Revenue Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time a Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on the disposition of debt securities denominated in a foreign currency and on the disposition of certain options, futures, forwards and other contracts, gain or loss attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Internal Revenue Code as "Section 988" gains or losses, may increase or decrease the amount of a Fund's net investment income to be distributed to its shareholders. If Section 988 losses exceed other investment company taxable income (which includes, among other items, dividends, interest and the excess, if any, of net short-term capital gains over net long-term capital losses) during the taxable year, a Fund would not be able to make any ordinary dividend distributions, and distributions made before the losses were realized would be recharacterized as a return of capital to shareholders or, in some cases, as capital gain, rather than as an ordinary dividend.

DISCOUNT

Certain bonds purchased by the Funds, such as zero coupon bonds, may be treated as bonds that were originally issued at a discount. Original issue discount represents interest for federal income tax purposes and can generally be defined as the difference between the price at which a security was issued (or the price at which it was deemed issued for federal income tax purposes) and its stated redemption price at maturity. Original issue discount is treated for federal income tax purposes as income earned by a Fund over the term of the bond, and therefore is subject to the distribution requirements of the Internal Revenue Code. The annual amount of income earned on such a bond by a Fund generally is determined on the basis of a constant yield to maturity which takes into account the semiannual compounding of accrued interest. Certain bonds purchased by the Funds may also provide for contingent interest and/or principal. In such a case, rules similar to those for original issue discount bonds would require the accrual of income based on an assumed yield that may exceed the actual interest payments on the bond.

In addition, some of the bonds may be purchased by a Fund at a discount which exceeds the original issue discount on such bonds, if any. This additional discount represents market discount for federal income tax purposes. The gain realized on the disposition of any bond having market discount generally will be treated as taxable ordinary income to the extent it does not exceed the accrued market discount on such bond (unless a Fund elects to include market discount in income in tax years to which it is attributable). Realized accrued market discount on obligations that pay tax-exempt interest is nonetheless taxable. Generally, market discount accrues on a daily basis for each day the bond is held by a Fund at a constant rate over the time remaining to the bond's maturity. In the case of any debt security having a fixed maturity date of not more than one year from date of issue, the gain realized on disposition will be treated as short-term capital gain.

TAXATION OF OPTIONS, FUTURES CONTRACTS, AND SIMILAR INSTRUMENTS

Many of the options, futures contracts and forward contracts entered into by a Fund will be classified as "Section 1256 contracts." Generally, gains or losses on Section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses ("60/40"). Also, certain Section 1256 contracts held by a Fund are "marked-to-market" at the end times required pursuant to the Internal Revenue Code with the result that unrealized gains or losses are treated as though they were realized. The resulting gain or loss generally is treated as 60/40 gain or loss, except for foreign currency gain or loss on such contracts, which generally is ordinary in character.

Distribution of Fund gains from hedging transactions will be taxable to shareholders. Generally, hedging transactions and certain other transactions in options, futures and forward contracts undertaken by a Fund may result in "straddles" for federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a Fund. In addition, losses realized by a Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized.

Furthermore, certain transactions (including options, futures contracts, notional principal contracts, short sales and short sales against the box) with respect to an "appreciated position" in certain financial instruments may be deemed a constructive sale of the appreciated position, requiring the immediate recognition of gain as if the appreciated position were sold.

Because only a few regulations implementing the straddle rules have been promulgated, and regulations relating to constructive sales of appreciated positions have yet to be promulgated, the tax consequences of transactions in options, futures and forward contracts to a Fund are not entirely clear. The hedging transactions in which a Fund engages may increase the amount of short-term capital gain realized by a Fund which is taxed as ordinary income when distributed to shareholders.

A Fund may make one or more of the elections available under the Internal Revenue Code which are applicable to straddles. If a Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a Fund that did not engage in such hedging transactions.

The diversification requirements applicable to a Fund's status as a regulated investment company may limit the extent to which a Fund will be able to engage in transactions in options, futures contracts, forward contracts or swaps.

Regarding the MainStay Tax Free Bond Fund, gains from certain transactions, including, for example, transactions in options, futures, and other instruments, and from obligations the interest on which is not exempt from Federal income tax, will be taxable income to the Fund.

The Rules governing the tax aspects of swap agreements entered into by a Fund are in a developing stage and are not entirely clear in certain respects. Accordingly, while the Funds eligible to enter into swap agreements intend to account for such transactions in a manner deemed to be appropriate, the Internal Revenue Service ("IRS") might not accept such treatment. If it did not, the status of a Fund as a regulated investment company might be affected. It is possible that developments in the swap market and the laws relating to swaps, including potential government regulation, could have tax consequences. The Funds intend to monitor developments in this area.

Certain requirements that must be met under the Internal Revenue Code in order for a Fund to qualify as a regulated investment company may limit the extent to which a Fund will be able to engage in transactions in options, futures, forward contracts, and swaps.

Certain rules may affect the timing and character of gain if an Underlying Fund engages in transactions that reduce or eliminate its risk of loss with respect to appreciated financial positions. If an Underlying Fund enters into certain transactions in property while holding substantially identical property (for example, a short sale against the box), the Underlying Fund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale would depend upon the Underlying Fund's holding period in the property. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on the Underlying Fund's holding period and the application of various loss deferral provisions of the Internal Revenue Code.

FOREIGN TAXES

Investment income and gains received by a Fund from sources outside the United States may be subject to foreign taxes which were paid or withheld at the source. The payment of such taxes will reduce the amount of dividends and distributions paid to the Funds' shareholders. Since the percentage of each Fund's total assets (with the exception of the MainStay International Equity Fund and possibly the MainStay Global High Income Fund) which will be invested in foreign stocks and securities will not be more than 50%, any foreign tax credits or deductions associated with such foreign taxes will not be available for use by its shareholders. The effective rate of foreign taxes to which a Fund will be subject depends on the specific countries in which each Fund's assets will be invested and the extent of the assets invested in each such country and, therefore, cannot be determined in advance.

The MainStay International Equity Fund and the MainStay Global High Income Fund may qualify for and make the election permitted under Section 853 of the Internal Revenue Code, provided that more than 50% of the value of the total assets of the Fund at the close of the taxable year consists of securities of foreign corporations. Pursuant to this election, a shareholder will be required to include in gross income (in addition to taxable dividends actually received) his pro rata share of the foreign income and similar taxes paid by a Fund, and will be entitled either to claim a deduction (as an itemized deduction) for his pro rata share of such foreign taxes in computing his taxable income or to use it as a foreign tax credit against his U.S. federal income taxes, subject to limitations. Foreign taxes may not be deducted by a shareholder that is an individual in computing the alternative minimum tax. Each shareholder will be notified within 60 days after the close of a Fund's taxable year whether the foreign taxes paid by the Fund will "pass-through" for that year and, if so, such notification will designate (a) the shareholder's portion of the foreign taxes paid to each such country and (b) the portion of the dividend which represents income derived from sources within each such country.

The foreign tax credit and deduction available to shareholders is subject to certain limitations imposed by the Internal Revenue Code, including a holding period requirement with respect to Fund shares. Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his total foreign source taxable income. For this purpose, if a Fund makes the election described in the preceding paragraph, the source of a Fund's income flows through to its shareholders. With respect to the Funds, gains from the sale of securities generally will be treated as derived from U.S. sources and Section 988 gains generally will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income (as defined for purposes of the foreign tax credit), including foreign source passive income received from a Fund. If a Fund is not eligible to make the election described above, the foreign income and similar taxes it pays generally will reduce investment company taxable income and distributions by a Fund will be treated as United States source income.

It should also be noted that a tax-exempt shareholder, like other shareholders, will be required to treat as part of the amounts distributed its pro rata portion of the income taxes paid by the Fund to foreign countries. However, that income will generally be exempt from taxation by virtue of such shareholder's tax-exempt status, and such a shareholder will not be entitled to either a tax credit or a deduction with respect to such income.

The foregoing is only a general description of the foreign tax credit under current law. Because application of the credit depends on the particular circumstances of each shareholder, shareholders are advised to consult their own tax advisers.

PASSIVE FOREIGN INVESTMENT COMPANIES

Certain Funds may invest in shares of foreign corporations which may be classified under the Internal Revenue Code as passive foreign investment companies ("PFICs"). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. If a Fund receives a so-called "excess distribution" with respect to PFIC stock, the Fund itself may be subject to a tax on a portion of the excess distribution, whether or not the corresponding income is distributed by the Fund to shareholders. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the Fund held the PFIC shares. The Fund itself will be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior Fund taxable years and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. Certain distributions from a PFIC as well as gain from the sale of PFIC shares are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.

A Fund may be eligible to elect alternative tax treatment with respect to PFIC shares. Under an election that currently is available in some circumstances, a Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions are received from the PFIC in a given year. If this election were made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply.

Alternatively, a Fund may elect to mark-to-market its PFIC shares at the end of each taxable year, with the result that unrealized gains would be treated as though they were realized and reported as ordinary income. Any mark-to-market losses would be deductible as ordinary losses to the extent of any net mark-to-market gains included in income in prior years.

Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC shares, as well as subject a Fund itself to tax on certain income from PFIC shares, the amount that must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not invest in PFIC shares.

TAX REPORTING REQUIREMENTS AND BACKUP WITHHOLDING

All distributions, whether received in shares or cash, must be reported by each shareholder on his or her federal income tax return. Shareholders are also required to report tax-exempt interest.

Redemptions of shares, including exchanges for shares of another MainStay Fund, may result in tax consequences (gain or loss) to the shareholder and generally are also subject to these reporting requirements.

Under the federal income tax law, a Fund will be required to report to the IRS all distributions of income (other than exempt-interest dividends) and capital gains as well as gross proceeds from the redemption or exchange of Fund shares (other than shares of the MainStay Cash Reserves Fund, MainStay Money Market Fund or MainStay Principal Preservation Fund), except in the case of certain exempt shareholders.

Each distribution is accompanied by a brief explanation of the form and character of the distribution. By February 15 of each year, each Fund will issue to each shareholder a statement of the federal income tax status of all distributions, including, in the case of the MainStay Tax Free Bond Fund, a statement of the percentage of the prior calendar year's distributions which the Fund has designated as tax-exempt, the percentage of such tax-exempt distributions treated as a tax-preference item for purposes of the alternative minimum tax, and in, the case of the MainStay Tax Free Bond Fund, the source on a state-by-state basis of all distributions.

Under the backup withholding provisions of the Internal Revenue Code, all taxable distributions and proceeds from the redemption or exchange of a Fund's shares may be subject to withholding of federal income tax at the rate of 28% in the case of nonexempt shareholders in the case of non-exempt shareholders if (1) the shareholder fails to furnish the Fund with and to certify the shareholder's correct taxpayer identification number, (2) the IRS notifies the Fund or shareholder that the shareholder has failed to report properly certain interest and dividend income to the IRS, or (3) when required to do so, the shareholder fails to certify that he is not subject to backup withholding. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in shares, will be reduced by the amounts required to be withheld. Backup withholding is not an additional tax and any amounts withheld are creditable against the shareholder's U.S. Federal tax liability. Investors may wish to consult their tax advisors about the applicability of the backup withholding provisions.

STATE AND LOCAL TAXES

Distributions by the Funds also may be subject to state and local taxes and their treatment under state and local income tax laws may differ from the federal income tax treatment. Shareholders should consult their tax advisers with respect to particular questions of federal, state and local taxation.

Shareholders of the MainStay Tax Free Bond Fund may be subject to state and local taxes on distributions from the Fund, including distributions which are exempt from federal income taxes. Some states exempt from the state personal income tax distributions from the Fund derived from interest on obligations issued by the U.S. government or by such state or its municipalities or political subdivisions. Each investor should consult his or her own tax advisor to determine the tax status of distributions from the Fund in his or her own state and locality.

FOREIGN SHAREHOLDERS

The foregoing discussion relates only to U.S. federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates). Shareholders who are not U.S. persons should consult their tax advisers regarding U.S. and foreign tax consequences of ownership of shares of a Fund including the likelihood that distributions to them would be subject to withholding of U.S. tax at a rate of 30% (or at a lower rate under a tax treaty). An investment in a Fund may also result in the imposition of U.S. estate tax with respect to such investment.

OTHER INFORMATION

ORGANIZATION AND CAPITALIZATION

MAINSTAY TRUST

The Funds are separate portfolios of the MainStay Trust. The MainStay Trust has an unlimited authorized number of shares of beneficial interest that may, without shareholder approval, be divided into any number of portfolios of shares or classes, subject to the requirements of the 1940 Act. The MainStay Large Cap Growth Fund, which commenced operations on April 1, 2005, was established in connection with an Agreement and Plan of Reorganization pursuant to which the FMI Winslow Growth Fund, a series of FMI Mutual Funds, Inc. (the "Winslow Fund") was reorganized with and into the Fund effective March 31, 2005 ("Reorganization"). As a result of the Reorganization, shares of the Winslow Fund were designated as Class A shares of the Fund and the Fund adopted the Winslow Fund's performance and financial history. The MainStay Principal Preservation Fund and MainStay Institutional Bond Fund were formed pursuant to an Establishment and Designation of Additional Series and Classes on June 13, 2007, and commenced operations on November 28, 2007. The organizational expenses of these Funds were expensed over a period of 12 months. Effective October 16, 2009, the MainStay Total Return Fund changed its name to the MainStay Income Builder Fund. When issued, shares are fully paid, non-assessable, redeemable, and freely transferable subject to any limitations set forth in each Fund's Prospectus and SAI.

ECLIPSE TRUST AND ECLIPSE FUNDS INC.

The Funds are separate portfolios of the Eclipse Trust and Eclipse Funds Inc. Eclipse Funds Inc. is an open-end management investment company (or mutual fund), incorporated in Maryland on September 21, 1990.

Eclipse Trust has an unlimited authorized number of shares of beneficial interest that may, without shareholder approval, be divided by the Board into any number of portfolios or classes of shares, subject to the requirements of the 1940 Act. The authorized capital stock of Eclipse Funds Inc. consists of 30.8 billion shares of common stock, with a par value of $0.01 per share. Establishment and offering of additional portfolios will not alter the rights of Funds' shareholders. When issued, shares are fully paid, non-assessable, redeemable, and freely transferable subject to any limitations set forth in each Fund's Prospectus and SAI.

Effective September 29, 2008, the MainStay Mid Cap Opportunity Fund changed its name to the MainStay Mid Cap Core Fund. On February 13, 2009, the MainStay Small Cap Opportunity Fund changed its name to the MainStay Small Company Value Fund, and effective October 30, 2009, that Fund changed its name to MainStay U.S. Small Cap Fund.

VOTING RIGHTS

Shares entitle their holders to one vote per share; however, separate votes will be taken by each Fund or class on matters affecting an individual Fund or a particular class of shares issued by a Fund. Shares have noncumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Board Members can elect all Trustees and, in such event, the holders of the remaining shares voting for the election of Board Members will not be able to elect any person or persons as Board Members. Shares have no preemptive or subscription rights and are transferable.

SHAREHOLDER AND BOARD MEMBER LIABILITY FOR MAINSTAY TRUST AND ECLIPSE TRUST

Under certain circumstances, shareholders of the Funds may be held personally liable as partners under Massachusetts law for obligations of the MainStay Trust and Eclipse Trust, respectively. The respective Declarations of Trust each contain an express disclaimer of shareholder liability for acts or obligations of the respective Trusts. Notice of such disclaimer will normally be given in each agreement, obligation or instrument entered into or executed by the respective Trust or the Board Members. The Declarations of Trust provides for indemnification by the relevant Fund for any loss suffered by a shareholder as a result of an obligation of the Fund. The Declarations of Trust also provide that the MainStay Trust and Eclipse Trust, respectively, shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the respective Trust and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a Fund would be unable to meet its obligations. The Board Members believe that, in view of the above, the risk of personal liability of shareholders is remote.

The Declarations of Trust further provide that the Board Members will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declarations of Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

REGISTRATION STATEMENTS

This SAI and the Prospectuses do not contain all the information included in the registration statements filed with the SEC under the 1933 Act, as amended with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The registration statements, including the exhibits filed therewith, may be examined at the offices of the SEC in Washington, D.C.

Statements contained herein and in the Prospectus as to the contents of any contract or other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other documents filed as an exhibit to the registration statement, each such statement being qualified in all respects by such reference.

EFFECTIVE MATURITY

Certain Funds may use an effective maturity for determining the maturity of their portfolio. Effective maturity means the average expected repayment date of the portfolio taking into account prospective calls, puts and mortgage pre-payments, in addition to the maturity dates of the securities in the portfolio.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP, 1601 Market Street, Philadelphia, Pennsylvania 19103-2499 has been selected as the independent registered public accounting firm for the MainStay Group of Funds. KPMG LLP examines the financial statements of the Funds and provides other audit, tax, and related services as pre-approved by the Audit Committee.

TRANSFER AGENT

NSC, an affiliate of the Manager, serves as the transfer agent and dividend disbursing agent for the Funds. NSC has its principal office and place of business at 169 Lackawanna Avenue, Parsippany, New Jersey 07054. Pursuant to its Transfer Agency and Service Agreements with the Funds, NSC provides transfer agency services, such as the receipt of purchase and redemption orders, the receipt of dividend reinvestment instructions, the preparation and transmission of dividend payments and the maintenance of various records of accounts. The Funds pay NSC fees in the form of per account charges, as well as out-of-pocket expenses and advances incurred by NSC. NSC has entered into a Sub-Transfer Agency and Service Agreement with BFDS located at 2 Heritage Drive, N. Quincy, Massachusetts 02171 and pays to BFDS per account, and transaction fees and out-of-pocket expenses for performing certain transfer agency and shareholder recordkeeping services. In connection with providing these services, BFDS deposits cash received in connection with mutual fund transactions in demand deposit accounts with State Street and retains the interest earnings generated from these accounts.

BFDS will perform certain of the services for which MainStay Investments is responsible. In addition, the Fund or MainStay Investments may contract with other service organizations, including affiliates of MainStay Investments and broker-dealers and other financial institutions, which will establish a single omnibus account for their clients with the Fund. The service organizations will provide shareholder services to the shareholders within the omnibus accounts and receive service fees for those services from the Fund.

The transfer agent has entered into arrangements with certain intermediary firms that maintain omnibus accounts with the Funds, including New York Life Retirement Plan Services, to compensate those firms for providing recordkeeping and administrative transaction processing services with respect to beneficial owners of Fund shares held through such omnibus accounts.

Transfer agent fees and expenses are charged to the Funds based on the number of accounts being serviced. Although the fees and expenses charged on this basis are generally in line with the average of other fund complexes, certain Funds or Classes have smaller average account sizes than the mutual fund industry average. As a result, when expressed as a percentage of assets, the transfer agent fees and expenses and gross total operating expenses of those Funds or Classes may be relatively higher than industry average. The Funds may, from time to time, consider and implement measures intended to increase average shareholder account size and/or reduce the Funds' transfer agent fees and expenses, in addition to the imposition of a small account fee.

CUSTODIAN

State Street, One Lincoln Street, Boston, Massachusetts 02111-2900, serves as custodian of the cash and securities of the Funds and has subcustodial agreements for holding such Funds' foreign assets. For providing these services, State Street is compensated by the Funds.

LEGAL COUNSEL

Legal advice regarding certain matters relating to the federal securities laws is provided by Dechert LLP, 1775 I Street, N.W., Washington, District of Columbia 20006.

CONTROL PERSONS AND BENEFICIAL SHARE OWNERSHIP OF THE FUNDS

As of November30,2009, the Board Members and officers of the MainStay Group of Funds as a group owned 1.6736% of the outstanding shares of Class I of the MainStay Moderate Allocation Fund and less than 1% of the outstanding shares of commonstock of each other class of thatFundand each class of each otherFund.The following table sets forth information concerning beneficial and record ownership, as of November30,2009, of the Funds' shares by each person who beneficially or of record owned more than 5% of the voting securities of any class of any Fund. The table also sets forth information concerning beneficial and record ownership, as of November30,2009 of the Funds' shares by each person who beneficially or of record owned more than 25% of the voting securities of any Fund.

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICIAL OWNERSHIP SHARES		PERCENTAGE OF CLASS
MAINSTAY BALANCED FUND	CLASS A	NEW YORK LIFE TRUST COMPANY CLIENT ACCOUNTS 169 LACKAWANNA AVENUE PARSIPPANY, NJ 07054-1007	669,650.6460	9.75%
	CLASS B	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 97T98 4800 DEER LAKE DRIVE EAST, 3RD FLOOR JACKSONVILLE, FL 32246-6484	176,409.8820	5.24%
	CLASS C	CITIGROUP GLOBAL MARKETS INC HOUSE ACCOUNT ATTN: PETER BOOTH 333 W. 34TH ST., 7TH FLOOR NEW YORK, NY 10001-2402	277,007.2420	9.38%
		MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 97T98 4800 DEER LAKE DRIVE EAST, 3RD FLOOR JACKSONVILLE, FL 32246-6484	536,184.1980	18.16%
	CLASS I	NEW YORK LIFE TRUST COMPANY CLIENT ACCOUNTS 169 LACKAWANNA AVENUE PARSIPPANY, NJ 07054-1007	6,185,113.1610	65.78%
		CHARLES SCHWAB & COMPANY INC ATTN: MUTUAL FUND DEPARTMENT 101 MONTGOMERY STREET SAN FRANCISCO, CA 94104-4151	841,954.5960	8.95%
		NEW YORK LIFE INSURANCE CO PETER BRIGANDO, MANAGING DIRECTOR ATTN: AL GUILIANO 169 LACKAWANNA AVENUE PARSIPPANY NJ 07054-1007	960,208.1260	10.21%
MAINSTAY U.S. SMALL CAP FUND	CLASS A	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 97T98 4800 DEER LAKE DRIVE EAST, 3RD FLOOR JACKSONVILLE, FL 32246-6484	456,560.4930	6.25%
	CLASS C	CITIGROUP GLOBAL MARKETS INC HOUSE ACCOUNT 333 W. 34TH ST., 7TH FLOOR NEW YORK, NY 10001-2402	137,439.9230	8.66%
		MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 97T98 4800 DEER LAKE DRIVE EAST, 3RD FLOOR JACKSONVILLE, FL 32246-6484	300,971.8200	18.97%
	CLASS I	NEW YORK LIFE INSURANCE CO MS MODERATE GROWTH ALLOCATION FUND 1180 AVENUE OF THE AMERICAS ATTN: MAGGIE GOODMAN NEW YORK, NY 10036-8401	1,626,682.5530	13.49%
		NEW YORK LIFE INSURANCE CO MS MODERATE ALLOCATION FUND 1180 AVENUE OF THE AMERICAS ATTN: MAGGIE GOODMAN NEW YORK, NY 10036-8401	658,130.7100	5.46%
		NEW YORK LIFE INSURANCE CO MS GROWTH ALLOCATION FUND 1180 AVENUE OF THE AMERICAS ATTN: MAGGIE GOODMAN NEW YORK, NY 10036-8401	1,122,808.9640	9.31%
		CHARLES SCHWAB & COMPANY INC ATTN: MUTUAL FUND DEPARTMENT 101 MONTGOMERY STREET SAN FRANCISCO, CA 94104-4151	683,074.1110	5.66%
		NEW YORK LIFE PROGRESS-SHARING INVEST. PLAN PROGRAM C/O MARIA MAUCERI 51 MADISON AVENUE, ROOM 511 NEW YORK, NY 10010-1603	2,992,097.5160	24.81%
MAINSTAY EPOCH U.S. ALL CAP FUND	CLASS A	NEW YORK LIFE TRUST COMPANY CLIENT ACCOUNTS 169 LACKAWANNA AVENUE PARSIPPANY, NJ 07054-1007	304,951.4840	38.56%
	CLASS I	NEW YORK LIFE PROGRESS-SHARING INVEST. PLAN PROGRAM C/O MARIA MAUCERI 51 MADISON AVENUE, ROOM 511 NEW YORK, NY 10010-1603	6,717,837.5410	53.33%
		NORTHERN TRUST CO. TR FBO HENRY FORD UA DTD 801 S. CANAL CHICAGO IL 60675-0001	1,199,769.3210	9.52%
		NEW YORK LIFE TRUST COMPANY CLIENT ACCOUNTS ATTN: HEATHER ALLEN 169 LACKAWANNA AVENUE PARSIPPANY, NJ 07054-1007	1,010,025.0670	8.02%
		NORTHERN TRUST CO. TR FBO HENRY FORD UA DTD 801 S. CANAL CHICAGO, IL 60675-0001	1,038,018.3650	8.24%
MAINSTAY CASH RESERVES FUND	CLASS I	NEW YORK LIFE TRUST COMPANY CLIENT ACCOUNTS ATTN: HEATHER ALLEN 169 LACKAWANNA AVENUE PARSIPPANY, NJ 07054-1007	186,631,361.8190	52.32%
		NEW YORK LIFE TRUST COMPANY CLIENT ACCOUNTS 169 LACKAWANNA AVENUE PARSIPPANY, NJ 07054-1007	87,707,577.3770	24.59%
MAINSTAY CONSERVATIVE ALLOC FUND	CLASS C	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 97YK8 4800 DEER LAKE DRIVE EAST, 3RD FLOOR JACKSONVILLE, FL 32246-6484	118,140.6120	5.31%
	CLASS I	NEW YORK LIFE TRUST COMPANY CUST FOR THE ROLLOVER IRA OF MICHAEL N SWINBURN 7537 TEAK WAY RANCHO CUCAMONGA CA 91730-1532	11,773.4360	11.25%
		NEW YORK LIFE TRUST COMPANY CUST FOR THE ROLLOVER IRA OF DIANE S MORTON 100 PRINGLE AVENUE, SUITE 410 WALNUT CREEK CA 94596-7385	10,562.5730	10.09%
		BB&T COMPANY OF VA CUST FBO IPC PROTOTYPE PLAN C/O CYNTHIA JONES PO BOX 8095 VIRGINIA BEACH CA 23450-8095	11,927.6050	11.40%
		EVERGREEN TEACHERS ASSOC. HEALTH & WELFARE TRUST PO BOX 5057 SAN JOSE, CA 95150-5057	54,765.0720	52.33%
		CITIGROUP GLOBAL MARKETS INC HOUSE ACCOUNT 333 W. 34TH ST., 7TH FLOOR NEW YORK, NY 10001-2402	7,154.0320	6.84%
MAINSTAY FLOATING RATE FUND	CLASS A	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 97YK8 4800 DEER LAKE DRIVE EAST, 3RD FL. JACKSONVILLE, FL 32246-6484	4,241,751.8620	11.18%
	CLASS C	CITIGROUP GLOBAL MARKETS INC HOUSE ACCOUNT 333 W. 34TH ST., 7TH FLOOR NEW YORK, NY 10001-2402	1,416022.4540	9.53%
		MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 97T98 4800 DEER LAKE DRIVE EAST, 3RD FL. JACKSONVILLE, FL 32246-6484	2,890,991.0790	19.45%
	CLASS I	NEW YORK LIFE INSURANCE CO MS MODERATE GROWTH ALLOC FUND 1180 AVENUE OF THE AMERICAS, FL. 22 ATTN: MAGGIE GOODMAN NEW YORK, NY 10036-8401	2,474,713.1320	10.32%
		NEW YORK LIFE INSURANCE CO MS CONSERVATIVE ALLOCATION FUND 1180 AVENUE OF THE AMERICAS, FL. 22 ATTN: MAGGIE GOODMAN NEW YORK, NY 10036-8401	1,823,616.9310	7.60%
		NEW YORK LIFE INSURANCE CO MS MODERATE ALLOCATION FUND 1180 AVENUE OF THE AMERICAS, FL. 22 ATTN: MAGGIE GOODMAN NEW YORK, NY 10036-8401	2,431,545.6650	10.14%
		MAC & CO ATTN: MUTUAL FUND OPS 525 WILLIAM PENN PLACE PITTSBURGH, PA 15230-3198	9,315,753.8930	38.84%
MAINSTAY GROWTH ALLOCATION	CLASS C	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 97YK8 4800 DEER LAKE DRIVE EAST, 3RD FL. JACKSONVILLE, FL 32246-6484	65,509.9960	5.44%
	CLASS I	GUNITE WORKERS LOCAL 345 P.O. BOX 3345 BURBANK, CA 91508-3345	27,312.8570	20.12%
		RELIANCE TRUST CO CUST FBO ALLIANCE OF AUTOMOBILE MANUFACTURERS INC 401K PLAN PO BOX 48529 ATLANTA, GA 30362-1529	25,498.5680	18.78%
		EVERGREEN TEACHERS ASSOC. HEALTH & WELFARE TRUST PO BOX 5057 SAN JOSE, CA 95150-5057	59,066.7990	43.51%
MAINSTAY GROWTH EQUITY FUND	CLASS C	CITIGROUP GLOBAL MARKETS INC HOUSE ACCOUNT 333 W. 34TH ST., 7TH FLOOR NEW YORK, NY 10001-2402	44,915.3100	14.11%
		MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 97YK8 4800 DEER LAKE DRIVE EAST, 3RD FL. JACKSONVILLE, FL 32246-6484	37,739.4540	11.86%
	CLASS I	NEW YORK LIFE INSURANCE COMPANY ATTN: THOMAS MAHON ROOM 201 51 MADISON AVENUE NEW YORK, NY 10010-1603	776,509.0790	23.50%
		NEW YORK LIFE INSURANCE CO MS MODERATE GROWTH ALLOC FD 51 MADISON AVENUE EIG OPERATIONS, 2ND FLOOR ATTN: M. GOODMAN NEW YORK, NY 10010-1603	512,882.9080	15.52%
		NEW YORK LIFE INSURANCE CO MAINSTAY MODERATE ALLOC FD 51 MADISON AVENUE EIG OPERATIONS, 2ND FL. ATTN: M. GOODMAN NEW YORK, NY 10010-1603	252,371.8660	7.64%
		NEW YORK LIFE INSURANCE CO MAINSTAY GROWTH ALLOC FD 51 MADISON AVENUE EIG OPERATIONS, 2ND FL. ATTN: M. GOODMAN NEW YORK, NY 10010-1603	380,091.1220	11.50%
		NEW YORK LIFE INSURANCE CO MAINSTAY VP GROWTH ALLOC (57210) C/O TONY ELAVIA 51 MADISON AVENUE, LOBBY 2 EIG OPERATIONS ATTN: M. GOODMAN NEW YORK, NY 10010-1603	235,289.3150	7.12%
		NEW YORK LIFE INSURANCE CO MAINSTAY VP GROWTH ALLOC (57230) C/O TONY ELAVIA 51 MADISON AVENUE, 2ND FLOOR EIG GROUP ATTN: M. GOODMAN NEW YORK, NY 10010-1603	519,516.4650	15.72%
		NEW YORK LIFE INSURANCE CO MAINSTAY VP GROWTH ALLOC (57220) C/O TONY ELAVIA 51 MADISON AVENUE, 2ND FLOOR EIG GROUP ATTN: M. GOODMAN NEW YORK, NY 10010-1603	202,884.2870	6.14%
MAINSTAY INDEXED BOND FUND	CLASS A	NEW YORK LIFE TRUST COMPANY CLIENT ACCOUNTS 169 LACKAWANNA AVENUE PARSIPPANY, NJ 07054-1007	2,478,617.6190	35.66%
	CLASS I	NEW YORK LIFE FOUNDATION C/O MR. KEN ROMAN 51 MADISON AVENUE, ROOM 252 NEW YORK, NY 10010-1603	3,521,363.2600	8.42%
		NEW YORK LIFE INSURANCE CO MS CONSERVATIVE ALLOCATION FUND 1180 AVENUE OF THE AMERICAS, FLOOR 22 ATTN: MAGGIE GOODMAN NEW YORK, NY 10036-8401	4,606,097.9320	11.01%
		NEW YORK LIFE TRUST COMPANY CLIENT ACCOUNTS ATTN: HEATHER ALLEN 169 LACKAWANNA AVENUE PARSIPPANY, NJ 07054-1007	17,641,184.2350	42.16%
		NEW YORK LIFE INSURANCE CO MS MODERATE ALLOCATION FUND 1180 AVENUE OF THE AMERICAS, FLOOR 22 ATTN: MAGGIE GOODMAN NEW YORK, NY 10036-8401	6,240,205.8880	14.91%
MAINSTAY INTERMEDIATE TERM BOND	INVESTOR CLASS	FRONTIER TRUST COMPANY FBO ECONET INC. P.O. BOX 10758 FARGO, ND 58106-0758	28,381.1790	10.60%
	CLASS A	NEW YORK LIFE TRUST COMPANY CLIENT ACCOUNTS 169 LACKAWANNA AVENUE PARSIPPANY, NJ 07054-1007	666,416.4190	19.95%
		CITIGROUP GLOBAL MARKETS INC HOUSE ACCOUNT ATTN: PETER BOOTH 333 W. 34TH ST., 7TH FLOOR NEW YORK, NY 10001-2402	426,251.0990	12.76%
		MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 97T98 4800 DEER LAKE DRIVE EAST, 3RD FL. JACKSONVILLE, FL 32246-6484	365,386.3200	10.94%
	CLASS B	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 97T98 4800 DEER LAKE DRIVE EAST, 3RD FL. JACKSONVILLE, FL 32246-6484	45,659.2320	7.60%
	CLASS C	CITIGROUP GLOBAL MARKETS INC HOUSE ACCOUNT ATTN: PETER BOOTH 333 W. 34TH ST., 7TH FLOOR NEW YORK, NY 10001-2402	222,843.0880	13.33%
		MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 97T98 4800 DEER LAKE DRIVE EAST, 3RD FL. JACKSONVILLE, FL 32246-6484	403,105.6430	24.11%
	CLASS I	NEW YORK LIFE INSURANCE CO C/O RICHARD SCHWARTZ 51 MADISON AVENUE, ROOM 201 NEW YORK, NY 10010-1603	2,568,389.0580	5.18%
		WILMINGTON TRUST RISC AS TTEE FBO SHEET METAL WORKERS LOCAL 104 (BALX) PO BOX 52129 PHOENIX, AZ 85072-2129	7,695,400.5740	15.52%
		NEW YORK LIFE TRUST COMPANY CLIENT ACCOUNTS ATTN: HEATHER ALLEN 169 LACKAWANNA AVENUE PARSIPPANY, NJ 07054-1007	3,224,109.7840	6.50%
		NEW YORK LIFE INSURANCE CO MS MODERATE ALLOCATION FUND 1180 AVENUE OF THE AMERICAS, FLOOR 22 ATTN: MAGGIE GOODMAN NEW YORK, NY 10036-8401	2,935,915.2500	5.92%
MAINSTAY MODERATE ALLOCATION FUND	CLASS C	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 97YK8 4800 DEER LAKE DRIVE EAST, 3RD FL. JACKSONVILLE, FL 32246-6484	231,152.9940	6.68%
	CLASS I	PLASTER TENDERS CONST & GEN LABORERS LOCAL NO 802 ATTN: DEBRA A. BAKER 540 N. MARINE AVENUE WILMINGTON, CA 90744-5528	32,185.9430	7.19%
		MACHINISTS AUTO TRADES DISTRICT LODGE 190 7717 OAKPORT STREET OAKLAND, CA 94621-2026	30,348.5740	6.78%
		ATPA ADMR OPERATING ENGINEERS 401K RETIREMENT SAVINGS PLAN ATTN: ACCOUNTING DEPARTMENT 1640 S. LOOP ROAD ALAMEDA, CA 94502-7089	30,144.6290	6.74%
		NEW YORK LIFE TRUST COMPANY CLIENT ACCOUNTS ATTN: HEATHER ALLEN 169 LACKAWANNA AVENUE PARSIPPANY, NJ 07054-1007	38,020.3890	8.50%
		PATTIE A. CLAY INFIRMARY ASSOCATION INC. C/O ROBERT J. HUDSON EASTERN BY-PASS PO BOX 1600 RICHMOND, KY 40476-2603	56,484.4650	12.62%
		EVERGREEN TEACHERS ASSOC. HEALTH & WELFARE TRUST PO BOX 5057 SAN JOSE, CA 95150-5057	54,928.7410	12.27%
MAINSTAY MODERATE GROWTH ALLOCATION FUND	CLASS C	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 97YK8 4800 DEER LAKE DRIVE EAST, 3RD FL. JACKSONVILLE, FL 32246-6484	177,688.4660	7.58%
	CLASS I	NEW YORK LIFE TRUST CO CUST FOR THE IRA OF ALLEN R. PUFAHL 78 KAMILA PLACE KULA, HI 96790-7936	6,476.6840	8.92%
		THOMAS T. HOLSMAN AND ANN M. HOLSMAN JT TEN 909 HELIX DRIVE CONCORD, CA 94518-3446	6,331.4200	8.72%
		JAMES WILLIAMS TRUST UTU MTA TRUST FUND EMP PSP FBO JULIE MIZUSHIMA 15999 CYPRESS AVENUE IRWINDALE, CA 91706-2162	7,452.0250	10.27%
		AMERITRADE INC. FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS PO BOX 2226 OMAHA, NE 68103-2226	5,037.3920	6.94%
		THE GARY M. & PATRICIA J. O'NEILL REVOCABLE LIVING TRUST GARY M. & PATRICIA J. O'NEILL TTEE 1203 RIMER DRIVE MORAGA, CA 94556-1726	25,808.7910	35.56%
MAINSTAY S&P INDEX FUND	CLASS A	SUPPLEMENTAL INCOME PLAN TRUST FUND PO BOX 8338 BOSTON, MA 02266-8338	2,235,438.9900	27.19%
		NEW YORK LIFE TRUST COMPANY CLIENT ACCOUNTS 169 LACKAWANNA AVENUE PARSIPPANY, NJ 07054-1007	3,050,531.1500	37.10%
	CLASS I	NEW YORK LIFE PROGRESS-SHARING INVESTMENT PLAN PROGRAM C/O MARIA MAUCERI 51 MADISON AVENUE, ROOM 511 NEW YORK, NY 10010-1603	3,913,764.8740	9.10%
		NEW YORK LIFE TRUST COMPANY CLIENT ACCOUNTS ATTN: HEATHER ALLEN 169 LACKAWANNA AVENUE PARSIPPANY, NJ 07054-1007	33,363,555.5530	77.55%
MAINSTAY SHORT TERM BOND FUND	CLASS A	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 97T98 4800 DEER LAKE DRIVE EAST, 3RD FL. JACKSONVILLE, FL 32246-6484	1,691,309.6740	30.59%
	CLASS I	PRUDENTIAL INVESTMENT MANAGEMENT SERVICE FBO MUTUAL FUND CLIENTS 100 MULBERRY STREET 3 GATEWAY CENTER, FLOOR 11 MAIL STOP NJ 05-11-20 NEWARK, NJ 07102-4000	1,672,953.7100	20.23%
		TEAMSTERS LOCAL UNION NO 856 HEALTH AND WELFARE PLAN PO BOX 24513 OAKLAND, CA 94623-1513	1,016,401.9160	12.29%
		NEW YORK LIFE INSURANCE CO LIFESTYLES SA #20 ATTN: CAROL MEYER C/O AL GUILIANO 169 LACKAWANNA AVENUE PARSIPPANY, NJ 07054-1007	896,439.9010	10.84%
		NEW YORK LIFE TRUST COMPANY CLIENT ACCOUNTS ATTN: HEATHER ALLEN 169 LACKAWANNA AVENUE PARSIPPANY, NJ 07054-1007	524,865.0590	6.35%
		CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FOR BNFT CUST C/O STEVEN SEARS ATTN: MUTUAL FUNDS 101 MONTGOMERY SAN FRANCISCO, CA 94104	1,310,365.0100	15.85%
MAINSTAY 130/30 CORE FUND	INVESTOR CLASS	NEW YORK LIFE INVESTMENT MGMT ATTN: AL LEIER 169 LACKAWANNA AVENUE PARSIPPANY, NJ 07054-1007	2,880.1840	34.75%
		NEW YORK LIFE TRUST CO CUST FOR THE IRA OF MELISSA ANN REYES 3450 SHASTA DRIVE ANDERSON, CA 96007-3143	1,675.7580	20.22%
		SCOTT D. BROWN KATHERINE A BROWN JTWROS 1106 GEORGIA AVENUE NORFOLK, NE 68701-2736	638.1340	7.70%
		KARA DIRST TOD REGISTRATION ON FILE 1204 GULFSTREAM PARKWAY LIBERTYVILLE, IL 60048-5203	730.5190	8.81%
		NEW YORK LIFE TRUST CO CUST FOR THE IRA OF GREGORY SPYROPOULOS 180 FOX HILL ROAD BURLINGTON, MA 01803-1505	431.6930	5.21%
		PETER BRUKASZ AGNIESZKA BRUKASZ JTWROS 1730 W. SUPERIOR STREET, APT. 3E CHICAGO, IL 60622-5659	860.5850	10.38%
		NEW YORK LIFE TRUST COMPANY CUST FOR THE IRA OF RANDY J. TAYLOR 2833 S. LAKE BOULEVARD VIOLET, LA 70092-3503	1,071.6440	12.93%
	CLASS A	MS & CO. C/F ALBERT HAM IRA ROLLOVER DATED 03/14/01 200 WESTERN AVENUE ESSEX, MA 01929-1110	1,720.2670	7.93%
		NFS LLC FEBO NFS/FMTC ROLLOVER IRA FBO EARL M. GUSS 2725 GLENWOOD LANE BILLINGS, MT 59102-1805	1,193.4110	5.50%
		NEW YORK LIFE INSURANCE CO ATTN: THOMAS MAHON ROOM 201 51 MADISON AVENUE NEW YORK, NY 10010-1603	2,500.0000	11.53%
		CHRISTOPHER O. BLUNT 9 YARMOUTH ROAD NORWALK, CT 06853-1842	4,977.7400	22.96%
		MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 97T981 4800 DEER LAKE DRIVE EAST, 3RD FL. JACKSONVILLE, FL 32246-6484	2,069.2520	9.54%
		NFS LLC FEBO ROBERT J SANKEY TTEE ROBERT J SANKEY PLUMBING AND HEATING INC PEN PL 80 LEWIS PARKWAY YONKERS, NY 10705-2526	3,410.4570	15.73%
MAINSTAY 130/30 CORE FUND	CLASS C	NFS LLC FEBO NFS/FMTC IRA FBO ROBERT D REIGHARD 1438 PRICKLEY PEAR DRIVE BILLINGS, MT 59105-1957	4,650.3500	7.77%
		MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 97YK8 4800 DEER LAKE DRIVE EAST, 3RD FLOOR JACKSONVILLE, FL 32246-6484	34,099.9300	56.97%
	CLASS I	NEW YORK LIFE INSURANCE CO ATTN: THOMAS MAHON ROOM 201 51 MADISON AVENUE NEW YORK, NY 10010-1603	2,495,000.0000	7.53%
		NEW YORK LIFE INSURANCE CO MS MODERATE GROWTH ALLOC FUND 1180 AVENUE OF THE AMERICAS, FLOOR 22 ATTN: MAGGIE GOODMAN NEW YORK, NY 10036-8401	4,574,980.8550	13.81%
		NEW YORK LIFE INSURANCE CO MS MODERATE ALLOCATION FUND 1180 AVENUE OF THE AMERICAS, FLOOR 22 ATTN: MAGGIE GOODMAN NEW YORK, NY 10036-8401	3,793,527.4190	11.45%
		NEW YORK LIFE INSURANCE CO MS MODERATE GROWTH ALLOCATION FUND 1180 AVENUE OF THE AMERICAS, FLOOR 22 ATTN: MAGGIE GOODMAN NEW YORK, NY 10036-8401	3,039,870.0770	9.18%
		NEW YORK LIFE INSURANCE CO MS VP GROWTH ALLOCATION (57210) C/O TONY ELAVIA 51 MADISON AVENUE, LOBBY 2 EIG GROUP -- ATTN: M. GOODMAN NEW YORK, NY 10010-1610	3,162,061.4600	9.54%
		NEW YORK LIFE INSURANCE CO MS VP MODERATE GROWTH ALLOCATION (57210) C/O TONY ELAVIA 51 MADISON AVENUE, LOBBY 2 EIG GROUP -- ATTN: M. GOODMAN NEW YORK, NY 10010-1610	5,139,797.3720	15.51%
		NEW YORK LIFE INSURANCE CO MS VP MODERATE ALLOCATION (57220) C/O TONY ELAVIA 51 MADISON AVENUE, LOBBY 2 EIG GROUP -- ATTN: M. GOODMAN NEW YORK, NY 10010-1610	4,818,835.8440	14.55%
		NEW YORK LIFE INSURANCE CO MAINSTAY VP CONSERVATIVE ALLOCATION (57200) C/O TONY ELAVIA 51 MADISON AVENUE, LOBBY 2 EIG GROUP ATTN: M. GOODMAN NEW YORK, NY 10010-1610	2,251,525.1380	6.80%
MAINSTAY 130/30 GROWTH FUND	INVESTOR CLASS	NEW YORK LIFE INVESTMENT MGMT ATTN: AL LEIER 169 LACKAWANNA AVENUE PARSIPPANY, NJ 07054-1007	2,582.6450	20.50%
		JAMES M. YOUNG JAMIE C. YOUNG TEN COM 7655 GRIMM ROAD SHREVEPORT, LA 71107-3450	1,028.1360	8.16%
		CHRISTINE C KALINA-STETSON TOD REGISTRATION ON FILE 3847 W. EDDY STREET CHICAGO, IL 60618-5013	1,019.4620	8.09%
		BRIAN A. HOAG 306 N. ELBA AVENUE EVELETH, MN 55734-2218	807.5370	6.41%
	CLASS A	NFS LLC FEBO MATTHEW VAHL ERIN MOLLOY VAHL 1419 PINE COVE COURT DARIEN, IL 60561-4999	1,791.4410	8.02%
		NEW YORK LIFE INVESTMENT MGMT ATTN: AL LEIER 169 LACKAWANNA AVENUE PARSIPPANY, NJ 07054-1007	2,500.0000	11.19%
		CHERRY L. LAW TRUST 7730 LOOKOUT DRIVE MANHATTAN, KS 66502-8338	4,145.9370	18.56%
		MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 97T981 4800 DEER LAKE DRIVE EAST, 3RD FLOOR JACKSONVILLE, FL 32246-6484	1,331.5580	5.96%
		NFS LLC FEBO JOSEPH P SLATTERY 11815 LEGEND MANOR DRIVE HOUSTON, TX 77082-3079	2,307.2000	10.33%
	CLASS C	NEW YORK LIFE INVESTMENT MGMT ATTN: AL LEIER 169 LACKAWANNA AVENUE PARSIPPANY, NJ 07054-1007	2,500.0000	10.70%
		NEW YORK LIFE TRUST CO CUST FOR THE IRA OF ANTHONY J. FIORE 117 CAMDEN ROAD NARRANGANSETT, RI 02882-2137	2,390.4230	10.23%
		NEW YORK LIFE TRUST CO CUST FOR THE ROTH IRA OF JOAN SETZER 2813 KERRY LANE OKLAHOMA CITY, OK 73130-2817	1,240.1670	5.31%
		MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 97YK8 4800 DEER LAKE DRIVE EAST, 3RD FLOOR JACKSONVILLE, FL 32246-6484	13,742.3190	58.80%
	CLASS I	NEW YORK LIFE INVESTMENT MGMT ATTN: AL LEIER 169 LACKAWANNA AVENUE PARSIPPANY, NJ 07054-1007	1,032,301.9620	14.32%
		NEW YORK LIFE INSURANCE CO MS MODERATE GROWTH ALLOC FUND 1180 AVENUE OF THE AMERICAS, FLOOR 22 ATTN: MAGGIE GOODMAN NEW YORK LIFE INVESTMENT MGMT NEW YORK, NY 10036-8401	851,428.1420	11.81%
		NEW YORK LIFE INSURANCE CO MS MODERATE ALLOCATION FUND 1180 AVENUE OF THE AMERICAS, FLOOR 22 ATTN: MAGGIE GOODMAN NEW YORK LIFE INVESTMENT MGMT NEW YORK, NY 10036-8401	1,073,622.3990	14.89%
		NEW YORK LIFE INSURANCE CO MS GROWTH ALLOCATION FUND 1180 AVENUE OF THE AMERICAS, FLOOR 22 ATTN: MAGGIE GOODMAN NEW YORK LIFE INVESTMENT MGMT NEW YORK, NY 10036-8401	511,603.2220	7.10%
		NEW YORK LIFE INSURANCE CO MS VP GROWTH ALLOCATION (57210) C/O TONY ELAVIA 51 MADISON AVENUE, LOBBY 2 ATTN: EIG GROUP -- M. GOODMAN NEW YORK, NY 10010-1610	622,962.9180	8.64%
		NEW YORK LIFE INSURANCE CO MS VP MODERATE GROWTH ALLOC. (57230) C/O TONY ELAVIA 51 MADISON AVENUE, LOBBY 2 ATTN: EIG GROUP -- M. GOODMAN NEW YORK, NY 10010-1610	968,794.6960	13.44%
		NEW YORK LIFE INSURANCE CO MS VP MODERATE ALLOC. (57220) C/O TONY ELAVIA 51 MADISON AVENUE, LOBBY 2 ATTN: EIG GROUP -- M. GOODMAN NEW YORK, NY 10010-1610	966,139.3760	13.40%
		NEW YORK LIFE INSURANCE CO MS VP MODERATE GROWTH ALLOCATION (57200) C/O TONY ELAVIA 51 MADISON AVENUE, LOBBY 2 ATTN: EIG GROUP -- M. GOODMAN NEW YORK, NY 10010-1610	496,771.5010	6.89%
MAINSTAY 130/30 HIGH YIELD FUND	INVESTOR CLASS	FIFTH THIRD BANK TTEE FBO NATIONWIDE LASSO FUND P.O. BOX 3385 CINCINNATI, OH 45263-0001	227,320.8630	94.08%
	CLASS A	CHARLES SCHWAB & CO., INC SPECIAL CUSTODY ACCT FOR BENEFIT CUSTOMERS 101 MONTGOMERY STREET SAN FRANCISCO, CA 94104-4151	335,788.4690	10.97%
	CLASS I	NEW YORK LIFE INSURANCE CO MS MODERATE GROWTH ALLOCATION FUND 1180 AVENUE OF THE AMERICAS, FLOOR 22 ATTN: MAGGIE GOODMAN NEW YORK LIFE INVESTMENT MGMT NEW YORK, NY 10036-8401	924,624.7840	6.53%
		NEW YORK LIFE INSURANCE CO MS MODERATE ALLOCATION FUND 1180 AVENUE OF THE AMERICAS, FLOOR 22 ATTN: MAGGIE GOODMAN NEW YORK LIFE INVESTMENT MGMT NEW YORK, NY 10036-8401	927,090.6670	6.55%
		NEW YORK LIFE INSURANCE CO MS VP MODERATE GROWTH ALLOCATION (57230) C/O TONY ELAVIA 51 MADISON AVENUE, LOBBY 2 ATTN: EIG GROUP -- M. GOODMAN NEW YORK, NY 10010-1610	1,094,762.5880	7.73%
		NEW YORK LIFE INSURANCE CO MS VP MODERATE GROWTH ALLOCATION (57220) C/O TONY ELAVIA 51 MADISON AVENUE, LOBBY 2 ATTN: EIG GROUP -- M. GOODMAN NEW YORK, NY 10010-1610	1,122,514.5350	7.93%
		NEW YORK LIFE INSURANCE CO MS VP MODERATE GROWTH ALLOCATION (57200) C/O TONY ELAVIA 51 MADISON AVENUE, LOBBY 2 ATTN: EIG GROUP -- M. GOODMAN NEW YORK, NY 10010-1610	1,140.475.0380	8.06%
		CHARLES SCHWAB & COMPANY, INC. ATTN: MUTUAL FUND DEPT. 101 MONTGOMERY STREET SAN FRANCISCO, CA 94104-4151	2,639,050.8020	18.64%
		NEW YORK LIFE INSURANCE COMPANY C/O RICHARD SCHWARTZ 51 MADISON AVENUE, ROOM 201 NEW YORK, NY 10010-1603	4,995,000.0000	35.28%
MAINSTAY 130/30 INTERNATIONAL FUND	INVESTOR CLASS	NEW YORK LIFE INVESTMENT MGMT ATTN: AL LEIER 169 LACKAWANNA AVENUE PARSIPPANY, NJ 07054-1007	2,860.4120	15.98%
		NEW YORK LIFE TRUST CO. CUST FOR THE IRA OF DANA M. HUGHES P.O. BOX 1352 GRAND ISLAND, NY 14072-8352	2,512.0260	14.04%
		PETER BRUKASZ AGNIESZKA BRUKASZ JTWROS 1730 W. SUPERIOR STREET, APT. 3E CHICAGO, IL 60622-5659	986.1930	5.51%
		NEW YORK LIFE TRUST CO. CUST FOR THE IRA OF BRUCE V. ZILLMER 181 N. FAIRWAY DRIVE WEST HOODSPORT, WA 98548-9633	1,310.1950	7.32%
	CLASS A	NEW YORK LIFE INVESTMENT MGMT ATTN: AL LEIER 169 LACKWANNA AVENUE PARSIPPANY, NJ 07054-1007	2,510.1570	16.00%
		EASTMONT ELECTRIC CO., INC. 401K & PSP -- STEPHEN JOHNSTON, TTEE 130 MARKET PLACE MONTGOMERY, AL 36117-4906	1,546.7390	9.86%
		ELIZABETH S. PERMAR TOD REGISTRATION ON FILE 6421 MOUNTAIN RIDGE ROAD TRUSSVILLE, AL 35173-5135	2,824.8140	18.01%
		NEW YORK LIFE TRUST COMPANY CUST. FOR THE SEP IRA OF CHARLES R. PHILLIPS 10 FOOTBRIDGE LANE DOVER, NH 03820-5492	4,177.6950	26.63%
		MERRILL LYNCH PIERCE FENNER & SMITH INC. FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 97T89 4800 DEER LAKE DRIVE EAST, 3RD FLOOR JACKSONVILLE, FL 32246-6484	2,994.6510	19.09%
	CLASS C	RBC CAPITAL MARKETS CORP. FBO GERALD A WHITTON JANICE WHITTON JT TEN/WROS 3350 THOMAS STREET, SPC 2 FAIRBANKS, AK 99709-3850	2,091.7640	18.67%
		NEW YORK LIFE INVESTMENT MGMT ATTN: AL LEIER 169 LACKAWANNA AVENUE PARSIPPANY, NJ 07054-1007	2,507.5030	22.38%
		NEW YORK LIFE TRUST CO. CUST FOR THE IRA OF ANTHONY J. FIORE 117B CAMDEN ROAD NARRANGANSETT, RI 02882-2137	2,869.4030	25.61%
		NEW YORK LIFE TRUST COMPANY CUST FOR THE SEP IRA OF ED L. COATES 4425 COUNTRY GARDEN ROAD BILLINGS, MT 59105-5901	1,902.4970	16.98%
	CLASS I	NEW YORK LIFE INVESTMENT MGMT ATTN: AL LEIER 169 LACKAWANNA AVENUE PARSIPPANY, NJ 07054-1007	1,158,762.5250	6.48%
		NEW YORK LIFE INSURANCE CO. MS MODERATE GROWTH ALLOC. FUND 1180 AVENUE OF THE AMERICAS, FLOOR 22 ATTN: MAGGIE GOODMAN NEW YORK LIFE INVESTMENT MGMT NEW YORK, NY 10036-8401	2,686,871.1250	15.04%
		NEW YORK LIFE INSURANCE CO. MS MODERATE ALLOCATION FUND 1180 AVENUE OF THE AMERICAS, FLOOR 22 ATTN: MAGGIE GOODMAN NEW YORK LIFE INVESTMENT MGMT NEW YORK, NY 10036-8401	1,847,792.7160	10.34%
		NEW YORK LIFE INSURANCE CO. MS GROWTH ALLOCATION FUND 1180 AVENUE OF THE AMERICAS, FLOOR 22 ATTN: MAGGIE GOODMAN NEW YORK LIFE INVESTMENT MGMT NEW YORK, NY 10036-8401	1,910,190.0270	10.69%
		NEW YORK LIFE INSURANCE CO. MS VP MODERATE GROWTH ALLOCATION (57210) C/O TONY ELAVIA 51 MADISON AVENUE, LOBBY 2 ATTN: EIG GROUP -- M. GOODMAN NEW YORK, NY 10010-1610	2,108,715.6970	11.80%
		NEW YORK LIFE INSURANCE CO. MS VP MODERATE GROWTH ALLOC. (57230) C/O TONY ELAVIA 51 MADISON AVENUE, LOBBY 2 ATTN: EIG GROUP -- M. GOODMAN NEW YORK, NY 10010-1610	3,224,702.9590	18.05%
		NEW YORK LIFE INSURANCE CO MS VP MOD ALLOCATION C/O TONY ELAVIA (57220) 51 MADISON AVE, LBBY 2 ATTN: EIG GROUP -- M. GOODMAN NEW YORK, NY 10010-1610	2,188,721.0310	12.25%
MAINSTAY RETIREMENT 2010 FUND		NEW YORK LIFE INVESTMENT MGMT ATTN: AL LEIER 169 LACKAWANNA AVENUE PARSIPPANY, NJ 07054-1007	2,573.9170	13.65%
		NEW YORK LIFE TRUST CUST SIMPLE IRA FAMILY PHYSICAL THERAPY NDFI WILLIAM T. COLLINS 137 S. MAIN STREET, APT. 1 WATERBURY, VT 05676-1579	1,196.5020	6.34%
		NEW YORK LIFE TRUST CUST SIMPLE IRA FAMILY PHYSICAL THERAPY NDFI JAYNE D COLLINS 137 S. MAIN STREET, APT. 1 WATERBURY, VT 05676-1579	2,043.7380	10.84%
		NEW YORK LIFE TRUST CUST SIMPLE IRA ELECTRA FINISH INC. NDFI SHARON K. BALL 809 WINDERMERE COURT, UNIT B ASHEBORO, NC 27203-6115	1,085.6200	5.76%
		NEW YORK LIFE TRUST CUST SIMPLE IRA KERRY C. MONEY PC NDFI-IRA KERRY C. MONEY 43 RENO ROAD BUFFALO, NY 82834-2036	1,367.9780	7.25%
	CLASS A	NEW YORK LIFE TRUST COMPANY CLIENT ACCOUNTS ATTN: HEATHER ALLEN 169 LACKAWANNA AVENUE PARSIPPANY, NJ 07054-1007	662,647.2450	91.18%
	CLASS I	NEW YORK LIFE INVESTMENT MGMT ATTN: AL LEIER 169 LACKAWANNA AVENUE PARSIPPANY, NJ 07054-1007	530,460.8510	14.75%
		NEW YORK LIFE TRUST COMPANY CLIENT ACCOUNTS ATTN: HEATHER ALLEN 169 LACKAWANNA AVENUE PARSIPPANY, NJ 07054-1007	3,028,052.8700	84.18%
MAINSTAY RETIREMENT 2020 FUND	INVESTOR CLASS	NEW YORK LIFE TRUST CUST SIMPLE IRA TONY'S NEW YORK PIZZA NDFI SIMP-IRA ANTONIO D'AGOSTINO 4601 STARTING POST COURT GAINESVILLE, VA 20155-1205	5,747.0610	5.08%
		NEW YORK LIFE TRUST CUST SIMPLE IRA GEORGE J. WEINER ASSOCIATES LLP NDFI TERRENCE L. WOLF 119 GREAT CIRCLE ROAD LANDENBERG, PA 19350-9110	18,796.2920	16.63%
	CLASS A	NEW YORK LIFE TRUST COMPANY CLIENT ACCOUNTS ATTN: HEATHER ALLEN 169 LACKAWANNA AVENUE PARSIPPANY, NJ 07054-1007	1,186,009.5310	91.49%
	CLASS I	NEW YORK LIFE INVESTMENT MGMT ATTN: AL LEIER 169 LACKAWANNA AVENUE PARSIPPANY, NJ 07054-1007	532,062.4530	10.62%
		NEW YORK LIFE TRUST COMPANY CLIENT ACCOUNTS ATTN: HEATHER ALLEN 169 LACKAWANNA AVENUE PARSIPPANY, NJ 07054-1007	4,373,313.2310	87.25%
MAINSTAY RETIREMENT 2030 FUND	INVESTOR CLASS	NEW YORK LIFE TRUST CUST SIMPLE IRA CHILDRENS HEALTH CENTER LLC NDFI SI TODD PULLIN 1425 GUMPOINT ROAD BRANCH, LA 70516-3217	5,095.2280	6.22%
		NEW YORK LIFE TRUST CUST SIMPLE IRA LUCK & ALBRITE INC. NDFI SIMP-IRA GREG A HEISHMAN 12814 BRENTTOWN COURT NOKESVILLE, VA 20181-2735	4,401.0220	5.38%
	CLASS A	NEW YORK LIFE TRUST COMPANY CLIENT ACCOUNTS ATTN: HEATHER ALLEN 169 LACKAWANNA AVENUE PARSIPPANY, NJ 07054-1007	1,192,022.2360	92.68%
	CLASS I	NEW YORK LIFE INVESTMENT MGMT ATTN: AL LEIER 169 LACKWANNA AVENUE PARSIPPANY, NJ 07054-1007	434,827.8940	6.82%
	CLASS C	NEW YORK LIFE TRUST COMPANY CLIENT ACCOUNTS ATTN: HEATHER ALLEN 169 LACKWANNA AVENUE PARSIPPANY, NJ 07054-1007	5,916,911.1990	92.82%
MAINSTAY RETIREMENT 2040 FUND	INVESTOR CLASS	NEW YORK LIFE TRUST CUST SIMPLE IRA TONY'S NEW YORK PIZZA NDFI SIMP-IRA GIUSEPPE CIRO D'AGOSTINO 6514 DEBHILL LANE GAINESVILLE, VA 20155-4457	6,588.6510	7.65%
	CLASS A	NEW YORK LIFE TRUST COMPANY CLIENT ACCOUNTS ATTN: HEATHER ALLEN 169 LACKAWANNA AVENUE PARSIPPANY, NJ 07054-1007	650,686.8620	92.25%
	CLASS I	NEW YORK LIFE INVESTMENT MGMT ATTN: AL LEIER 169 LACKAWANNA AVENUE PARSIPPANY, NJ 07054-1007	331,994.5030	9.47%
		NEW YORK LIFE TRUST COMPANY CLIENT ACCOUNTS ATTN: HEATHER ALLEN 169 LACKAWANNA AVENUE PARSIPPANY, NJ 07054-1007	3,139,779.5560	89.61%
MAINSTAY RETIREMENT 2050 FUND	INVESTOR CLASS	NEW YORK LIFE INVESTMENT MGMT ATTN: AL LEIER 169 LACKAWANNA AVENUE PARSIPPANY, NJ 07054-1007	2,706.8150	6.31%
		NEW YORK LIFE TRUST CO. CUST FOR THE IRA OF DANIEL P. ANKRUM 4601 STARTING POST COURT GAINESVILLE, VA 20155-1205	2,953.9090	6.89%
		NEW YORK LIFE TRUST CUST SIMPLE IRA HILLSIDE OIL COMPANY INC. NDFI SIM-I JAMES L SELLERS, JR. 161 MANCHESTER DRIVE RISING SUN, MD 21911-1714	7,129.4200	16.63%
	CLASS A	NEW YORK LIFE TRUST COMPANY CLIENT ACCOUNTS ATTN: HEATHER ALLEN 169 LACKAWANNA AVENUE PARSIPPANY, NJ 07054-100	173,575.6740	81.68%
		NEW YORK LIFE INVESTMENT MGMT ATTN: AL LEIER 169 LACKAWANNA AVENUE PARSIPPANY, NJ 07054-1007	25,868.9880	12.17%
	CLASS I	NEW YORK LIFE INVESTMENT MGMT ATTN: AL LEIER 169 LACKAWANNA AVENUE PARSIPPANY, NJ 07054-1007	35,240.0870	17.60%
		NEW YORK LIFE TRUST COMPANY CLIENT ACCOUNTS ATTN: HEATHER ALLEN 169 LACKAWANNA AVENUE PARSIPPANY, NJ 07054-1007	1,532,164.3220	80.46%
MAINSTAY COMMON STOCK FUND	CLASS A	NEW YORK LIFE TRUST COMPANY CLIENT ACCOUNTS 169 LACKAWANNA AVENUE PARSIPPANY, NJ 07054-1007	126,076.0110	10.70%
	CLASS C	MERRILL LYNCH PIERCE FENNER & SMITH INC. FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 97T98 4800 DEER LAKE DRIVE EAST, 3RD FLOOR JACKSONVILLE, FL 32246-6484	8,477.8580	5.75%
		THERESA COLLINS USUFRUCT JAMES N. COLLINS & GENE M. COLLINS KAREN T. COLLINS & JOHN W. COLLINS NAKED OWNERS 4006 WALNUT DRIVE NEW IBERIA, LA 70563-3342	13,280.7720	9.01%
	CLASS I	SEI PRIVATE TRUST COMPANY C/O M & T BANK -- ID337 ATTN: MUTUAL FUNDS ONE FREEDOM VALLEY DRIVE OAKS, PA 19456-9989	1,435,460.7100	5.26%
		AMALGAMATED BANK C/F OPER ENGINEERS HEALTH & WELFARE TRUST FUND ATTN: MARY CARLSON 275 7TH AVENUE, FLOOR 9 NEW YORK, NY 10001-6708	1,477,349.2410	5.42%
		SEI PRIVATE TRUST COMPANY C/O UNION BANK OF CALIF -- ID797 ATTN: MUTUAL FUNDS ONE FREEDOM VALLEY DRIVE OAKS, PA 19456-9989	1,517,491.3500	5.56%
		NFS LLC FEBO STATE STREET BANK TRUST CO. TTEE VARIOUS RETIREMENT PLANS 4 MANHATTANVILLE ROAD PURCHASE, NY 10577-2139	1,697,067.9080	6.22%
		NEW YORK LIFE INSURANCE CO. MAINSTAY MODERATE GROWTH ALLOCATION FUND 1180 AVENUE OF THE AMERICAS, FLOOR 22 ATTN: MAGGIE GOODMAN NEW YORK LIFE INVESTMENT MGMT NEW YORK, NY 10036-8401	2,764,594.3280	10.14%
		NEW YORK LIFE INSURANCE CO. MAINSTAY MODERATE ALLOCATION FUND 1180 AVENUE OF THE AMERICAS, FLOOR 22 ATTN: MAGGIE GOODMAN NEW YORK LIFE INVESTMENT MGMT NEW YORK, NY 10036-8401	2,022,080.9840	7.41%
		NEW YORK LIFE INSURANCE CO. MAINSTAY GROWTH ALLOCATION FUND 1180 AVENUE OF THE AMERICAS, FLOOR 22 ATTN: MAGGIE GOODMAN NEW YORK LIFE INVESTMENT MGMT NEW YORK, NY 10036-8401	1,868,836.4110	6.85%
MAINSTAY CONVERTIBLE FUND	CLASS A	CITIGROUP GLOBAL MARKETS, INC. HOUSE ACCOUNT ATTN: PETER BOOTH 7TH FLOOR 333 WEST 34TH STREET NEW YORK, NY 10001-2402	2,085,331.6080	7.61%
		MERRILL LYNCH PIERCE FENNER & SMITH INC. FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 97T92 4800 DEER LAKE DRIVE EAST, 3RD FLOOR JACKSONVILLE, FL 32246-6484	1,855,418.2450	6.77%
		CHARLES SCHWAB & CO., INC. SPECIAL CUSTODY ACCT FOR BENEFIT CUSTOMERS 101 MONTGOMERY STREET SAN FRANCISCO, CA 94104-4151	2,121,404.7280	7.74%
	CLASS C	CITIGROUP GLOBAL MARKETS INC HOUSE ACCOUNT ATTN: PETER BOOTH 333 W. 34TH ST., 7TH FLOOR NEW YORK, NY 10001-2402	732,757.7180	12.90%
		MERRILL LYNCH PIERCE FENNER & SMITH INC. FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 97T98 4800 DEER LAKE DRIVE EAST, 3RD FLOOR JACKSONVILLE, FL 32246-6484	1,361,340.5800	23.96%
	CLASS I	ATTN: MUTUAL FUNDS ADMINISTRATOR C/O FROST BANK ID 390 SEI PRIVATE TRUST COMPANY ONE FREEDOM VALLEY DRIVE OAKS, PA 19456-9989	4,287,306.6140	84.33%
MAINSTAY DIVERSIFIED INCOME	CLASS A	NYLIFE DISTRIBUTORS,INC. ATTN: AL LEIER 169 LACKAWANNA AVENUE PARSIPPANY, NJ 07054-1007	1,110,963.9940	14.90%
	CLASS C	MERRILL LYNCH PIERCE FENNER & SMITH INC. FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 97T98 4800 DEER LAKE DRIVE EAST, 3RD FLOOR JACKSONVILLE, FL 32246-6484	330,336.2150	20.79%
		CITIGROUP GLOBAL MARKETS, INC. HOUSE ACCOUNT ATTN: PETER BOOTH 7TH FLOOR 333 WEST 34TH STREET NEW YORK, NY 10001-2402	85,939.4100	5.41%
	CLASS I	FREDERICK M. ZAPLITNY WANDA J ZAPLITNY JTWROS 518 PENSACOLA DRIVE BAY CITY, MI 48708-6958	3,363.2290	8.71%
		NEW YORK LIFE TRUST CO. CUST FOR THE IRA OF DOLORES R. NEUREITER 323 E. RIDGEWOOD AVENUE RIDGEWOOD, NJ 07450-3301	6,160.0200	15.95%
		NEW YORK LIFE TRUST COMPANY CUST FOR THE IRA OF LILLIAN FARHI JOSEPH FARHI POA 1330 212TH STREET BAYSIDE, NY 11360-1112	2,450.0120	6.34%
		NORTH EAST MEDICAL SERVICES PROFIT SHARING PLAN C/O EDDIE CHAN 1520 STOCKTON STREET SAN FRANCISCO, CA 94133-3354	22,654.6750	58.65%
MAINSTAY GLOBAL HIGH INCOME FUND	CLASS A	NY LIFE DISTRIBUTORS ATTN: AL LEIER 169 LACKAWANNA AVENUE PARSIPPANY, NJ 07054-1007	596,413.9900	5.29%
		MERRILL LYNCH PIERCE FENNER & SMITH INC. FOR THE SOLE EBNEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST, 3RD FLOOR JACKSONVILLE, FL 32246-6484	1,702,373.1380	15.10%
	CLASS C	CITIGROUP GLOBAL MARKETS, INC. HOUSE ACCOUNT ATTN PETER BOOTH 7TH FLOOR 333 WEST 34TH STREET NEW YORK, NY 10001-2402	833,621.9100	14.94%
		MERRILL LYNCH PIERCE FENNER & SMITH INC. FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST, 3RD FLOOR JACKSONVILLE, FL 32246-6484	1,541,206.8250	27.62%
	CLASS I	MAINSTAY RETIREMENT 2040 FUND C/O TONY ELAVIA 1180 AVENUE OF THE AMERICAS, FLOOR 22 ATTN: MAGGIE GOODMAN - EIG GROUP NEW YORK, NY 10036-8401	45,721.1440	10.23%
		MAINSTAY RETIREMENT 2030 FUND C/O TONY ELAVIA 1180 AVENUE OF THE AMERICAS, FLOOR 22 ATTN: MAGGIE GOODMAN - EIG GROUP NEW YORK, NY 10036-8401	125,403.6030	28.07%
		MAINSTAY RETIREMENT 2020 FUND C/O TONY ELAVIA 1180 AVENUE OF THE AMERICAS, FLOOR 22 ATTN: MAGGIE GOODMAN - EIG GROUP NEW YORK, NY 10036-8401	93,508.8360	20.93%
		MAINSTAY RETIREMENT 2010 FUND C/O TONY ELAVIA 1180 AVENUE OF THE AMERICAS, FLOOR 22 ATTN: MAGGIE GOODMAN - EIG GROUP NEW YORK, NY 10036-8401	47,456.8770	10.62%
		RBC CAPITAL MARKETS CORP. FBO E.L. RAY, TRUSTEE E. LANDING RAY III FAMILY TRUST 12/14/2001 6211 N. PIEDRA SECA TUCSON, AZ 85718-3109	27,133.9050	6.07%
MAINSTAY GOVERNMENT FUND	CLASS A	SUPPLEMENTAL INCOME PLAN TRUST FUND P.O. BOX 8338 BOSTON, MA 02266-8338	4,144,351.3260	19.41%
	CLASS C	MERRILL LYNCH PIERCE FENNER & SMITH INC. FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 97T98 4800 DEER LAKE DRIVE EAST, 3RD FLOOR JACKSONVILLE, FL 32246-6484	471,060.0920	12.80%
		CHARLES SCHWAB & CO., INC. SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO, CA 94104-4151	212,709.5120	5.78%
	CLASS I	NEW YORK LIFE TRUST COMPANY CLIENT ACCOUNTS ATTN: HEATHER ALLEN 169 LACKAWANNA AVENUE PARSIPPANY, NJ 07054-1007	220,247.4710	95.92%
MAINSTAY HIGH YIELD CORP BOND	CLASS A	MERRILL LYNCH PIERCE FENNER & SMITH INC. FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 97T81 4800 DEER LAKE DRIVE EAST, 3RD FLOOR JACKSONVILLE, FL 32246-6484	35,215,234.5990	6.18%
	CLASS B	CITIGROUP GLOBAL MARKETS, INC. HOUSE ACCOUNT ATTN: PETER BOOTH 7TH FLOOR 333 WEST 34TH STREET NEW YORK, NY 10001-2402	4,525,643.1890	5.54%
	CLASS C	CITIGROUP GLOBAL MARKETS, INC. HOUSE ACCOUNT ATTN: PETER BOOTH 7TH FLOOR 333 WEST 34TH STREET NEW YORK, NY 10001-2402	17,773,841.8990	14.97%
		MERRILL LYNCH PIERCE FENNER & SMITH INC. FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 97YK8 4800 DEER LAKE DRIVE EAST, 3RD FLOOR JACKSONVILLE, FL 32246-6484	21,676,085.3200	18.26%
	CLASS I	MCWOOD & CO. P.O. BOX 29522 RALEIGH, NC 27626-0522	16,892,997.8390	8.06%
		PRUDENTIAL INVESTMENT MANAGEMENT SERVICE FBO MUTUAL FUND CLIENTS 100 MULBERRY STREET, 3 GATEWAY CENTER FLOOR 11, MAIL STOP NJ 05-11-20 NEWARK, NJ 07102-4000	77,208,673.2430	36.82%
		MERRILL LYNCH PIERCE FENNER & SMITH INC . FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 97T98 4800 DEER LAKE DRIVE EAST, 3RD FLOOR JACKSONVILLE, FL 32246-6484	17,034,526.2450	8.12%
	CLASS R2	TD AMERITRADE TRUST CO. #00L39 CO P.O. BOX 17748 DENVER, CO 80217-0748	147,593.1590	12.85%
		TD AMERITRADE TRUST CO. #00L71 CO P.O. BOX 17748 DENVER, CO 80217-0748	246,633.7220	21.47%
		STATE STREET BANK & TRUST FBO ADP/MORGAN STANELY DEAN WITTER 401K PRODUCT 105 ROSEWOOD AVENUE WESTWOOD, MA 02090	130,384.8060	11.35%
		MERRILL LYNCH PIERCE FENNER & SMITH INC. FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 97T81 4800 DEER LAKE DRIVE EAST, 3RD FLOOR JACKSONVILLE, FL 32246-6484	102,671.5070	8.94%
MAINSTAY INCOME BUILDER FUND	CLASS C	CITIGROUP GLOBAL MARKETS, INC. HOUSE ACCOUNT ATTN: PETER BOOTH 7TH FLOOR 333 WEST 34TH STREET NEW YORK, NY 10001-2402	39,308.4970	5.71%
		MERRILL LYNCH PIERCE FENNER & SMITH INC. FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 97T98 4800 DEER LAKE DRIVE, EAST 3RD FLOOR JACKSONVILLE, FL 32246-6484	124,440.7190	18.08%
	CLASS I	NEW YORK LIFE PROGRESS-SHARING INVEST. PLAN PROGRAM C/O MARIA MAUCERI 51 MADISON AVENUE, ROOM 511 NEW YORK, NY 10010-1603	4,371,466.9150	32.46%
		NEW YORK LIFE TRUST COMPANY CLIENT ACCOUNTS ATTN: HEATHER ALLEN 169 LACKAWANNA AVENUE PARSIPPANY, NJ 07054-1007	6,650,500.8500	49.39%
MAINSTAY INTERNATIONAL EQUITY	CLASS A	MERRILL LYNCH PIERCE FENNER & SMITH INC. FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 97T98 4800 DEER LAKE DRIVE EAST, 3RD FLOOR JACKSONVILLE, FL 32246-6484	560,086.9340	5.81%
	CLASS C	CITIGROUP GLOBAL MARKETS INC. HOUSE ACCOUNT ATTN: PETER BOOTH 333 W. 34TH ST., 7TH FLOOR NEW YORK, NY 10001-2402	332,504.8550	19.23%
		MERRILL LYNCH PIERCE FENNER & SMITH INC. FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 97T98 4800 DEER LAKE DRIVE EAST, 3RD FLOOR JACKSONVILLE, FL 32246-6484	280,444.1870	16.22%
	CLASS I	NFS LLC FEBO FIDUCIARY TRUST COMPANY P.O. BOX 55806 BOSTON, MA 02205-5806	2,120,653.0660	6.72%
		CHARLES SCHWAB & COMPANY, INC. ATTN: MUTUAL FUND DEPT 101 MONTGOMERY STREET SAN FRANCISCO, CA 94104-4151	2,386,125.4340	7.56%
		NEW YORK LIFE PROGRESS-SHARING INVEST. PLAN PROGRAM C/O MARIA MAUCERI 51 MADISON AVENUE, ROOM 511 NEW YORK, NY 10010-1603	4,154,348.8220	13.16%
		NEW YORK LIFE TRUST COMPANY CLIENT ACCOUNTS ATTN: HEATHER ALLEN 169 LACKAWANNA AVENUE PARSIPPANY, NJ 07054-1007	2,062,237.4860	6.53%
MAINSTAY LARGE CAP GROWTH FUND	CLASS A	MERRILL LYNCH PIERCE FENNER & SMITH INC. FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 97T81 4800 DEER LAKE DRIVE EAST, 3RD FLOOR JACKSONVILLE, FL 32246-6484	136,312,954.3360	43.26%
	CLASS B	MERRILL LYNCH PIERCE FENNER & SMITH INC. FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 97T98 4800 DEER LAKE DRIVE EAST, 3RD FLOOR JACKSONVILLE, FL 32246-6484	1,205,538.7400	7.33%
	CLASS C	CITIGROUP GLOBAL MARKETS, INC. HOUSE ACCOUNT ATTN: PETER BOOTH 7TH FLOOR 333 WEST 34TH STREET NEW YORK, NY 10001-2402	1,853,157.9100	5.05%
		MERRILL LYNCH PIERCE FENNER & SMITH INC. FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 97YK8 4800 DEER LAKE DRIVE EAST, 3RD FLOOR JACKSONVILLE, FL 32246-6484	23,768,779.9030	64.74%
	CLASS I	NEW YORK LIFE TRUST COMPANY CLIENT ACCOUNTS 169 LACKAWANNA AVENUE PARSIPPANY, NJ 07054-1007	16,661,905.8480	6.83%
		CHARLES SCHWAB & COMPANY, INC. ATTN: MUTUAL FUND DEPT. 101 MONTGOMERY STREET SAN FRANCISCO, CA 94104-4151	18,829,763.3900	7.72%
		ING NATIONAL TRUST P.O. BOX 990065 HARTFORD, CT 06199-0065	16,577,720.5450	6.80%
MAINSTAY MAP FUND	CLASS A	MERRILL LYNCH PIERCE FENNER & SMITH INC. FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 97YK8 4800 DEER LAKE DRIVE, EAST 3RD FLOOR JACKSONVILLE, FL 32246-6484	634,448.8680	5.08%
		NEW YORK LIFE TRUST COMPANY CLIENT ACCOUNTS 169 LACKAWANNA AVENUE PARSIPPANY, NJ 07054-1007	856,567.0850	6.85%
	CLASS C	CITIGROUP GLOBAL MARKETS, INC. HOUSE ACCOUNT ATTN: PETER BOOTH 7TH FLOOR 333 W. 34TH STREET NEW YORK, NY 10001-2402	926,037.2490	13.49%
		MERRILL LYNCH PIERCE FENNER & SMITH INC. FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 97T89 4800 DEER LAKE DRIVE EAST, 3RD FLOOR JACKSONVILLE, FL 32246-6484	1,483,577.1650	21.61%
	CLASS I	NEW YORK LIFE TRUST COMPANY CLIENT ACCOUNTS 169 LACKAWANNA AVENUE PARSIPPANY, NJ 07054-1007	6,779,211.4340	29.62%
		NEW YORK LIFE INSURANCE CO. MS MODERATE ALLOCATION FUND 1180 AVENUE OF THE AMERICAS, FLOOR 22 ATTN: MAGGIE GOODMAN NEW YORK LIFE INVESTMENT MGMT NEW YORK, NY 10036-8401	1,421,464.3530	6.21%
		NEW YORK LIFE PROGRESS-SHARING INVEST. PLAN PROGRAM C/O MARIA MAUCERI 51 MADISON AVENUE, ROOM 511 NEW YORK, NY 10010-1603	2,209,824.6200	9.65%
		NEW YORK LIFE INSURANCE CO. MS MODERATE GROWTH ALLOC FUND 1180 AVENUE OF THE AMERICAS, FLOOR 22 ATTN: MAGGIE GOODMAN NEW YORK LIFE INVESTMENT MGMT NEW YORK, NY 10036-8401	1,502,294.9300	6.56%
MAINSTAY MONEY MARKET FUND	CLASS A	NEW YORK LIFE TRUST COMPANY CLIENT ACCOUNTS 169 LACKAWANNA AVENUE PARSIPPANY, NJ 07054-1007	20,138,526.5900	7.06%
MAINSTAY PRINCIPAL PRESERVATION FUND	CLASS I	SEI PRIVATE TRUST COMPANY C/O UNION BANK OF CALIF ID 797 R/R FBO: 510001233-12 ATTN: MUTUAL FUNDS ONE FREEDOM VALLEY DRIVE OAKS, PA 19456-9989	18,834,939.2300	11.33%
		NEW YORK LIFE TRUST COMPANY CLIENTS ACCOUNTS 169 LACKAWANNA AVENUE PARSIPPANY, NJ 07054-1007	33,220,713.1700	19.99%
		MCMORGAN & COMPANY LLC ATTN: MARK FLANAGAN 425 MARKET STREET, SUITE 1600 SAN FRANCISCO, CA 94105-2498	26,362,169.4100	15.86%
MAINSTAY TAX FREE BOND FUND	CLASS A	MERRILL LYNCH PIERCE FENNER & SMITH INC. FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 97T79 4800 DEER LAKE DRIVE EAST, 3RD FLOOR JACKSONVILLE, FL 32246-6484	1,792,289.3840	9.32%
	CLASS C	MERRILL LYNCH PIERCE FENNER & SMITH INC. FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 97T98 4800 DEER LAKE DRIVE EAST, 3RD FLOOR JACKSONVILLE, FL 32246-6484	1,035,956.7210	38.29%

PART C. OTHER INFORMATION

ITEM 28.    EXHIBITS

a.	Articles of Incorporation

1.	Articles of Incorporation of Eclipse Funds Inc. – Previously filed with the Company’s Initial Registration Statement No. 33-36962 on September 21, 1990.*
2.
Articles Supplementary to Articles of Incorporation of Eclipse Funds Inc. - Previously filed with Pre-Effective Amendment No. 1 to the Company’s Registration Statement No. 33-36962 on November 19, 1990.*

3.
Articles of Amendment to Articles of Incorporation of Eclipse Funds Inc. - Previously filed with Post-Effective Amendment No. 4 to the Company’s Registration Statement No. 33-36962 on November 2, 1992.*

4.
Form of Articles Supplementary to Articles of Incorporation of Eclipse Funds Inc. - Previously filed with Post-Effective Amendment No. 7 to the Company’s Registration Statement No. 33-36962 on October 14, 1994.*

5.
Articles of Amendment to Articles of Incorporation of Eclipse Funds Inc. - Previously filed with Post-Effective Amendment No. 8 to the Company’s Registration Statement No. 33-36962 on December 29, 1994.*

6.
Form of Articles Supplementary to Articles of Incorporation of Eclipse Funds Inc. - Previously filed with Post-Effective Amendment No. 19 to the Company’s Registration Statement No. 33-36962 on September 25, 1998.*

7.
Articles Supplementary to Articles of Incorporation of Eclipse Funds Inc. - Previously filed with Post-Effective Amendment No. 25 to the Company’s Registration Statement No. 33-36962 on December 29, 2000.*

8.
Articles of Amendment to Articles of Incorporation of Eclipse Funds Inc. - Previously filed with Post-Effective Amendment No. 25 to the Company’s Registration Statement No. 33-36962 on December 29, 2000.*

9.
Articles Supplementary to Articles of Incorporation of Eclipse Funds Inc. - Previously filed with Post-Effective Amendment No. 32 to the Company’s Registration Statement No. 33-36962 on November 7, 2002.*

10.
Articles Supplementary to Articles of Incorporation of Eclipse Funds Inc. - Previously filed with Post-Effective Amendment No. 37 to the Company’s Registration Statement No. 33-36962 on December 31, 2003.*

11.
Articles Supplementary to Articles of Incorporation of Eclipse Funds Inc. - Previously filed with Post-Effective Amendment No. 37 to the Company’s Registration Statement No. 33-36962 on December 31, 2003.*

12.
Articles Supplementary to Articles of Incorporation of Eclipse Funds Inc. - Previously filed with Post-Effective Amendment No. 37 to the Company’s Registration Statement No. 33-36962 on December 31, 2003.*

13.
Articles Supplementary to Articles of Incorporation of Eclipse Funds Inc. - Previously filed with Post-Effective Amendment No. 37 to the Company’s Registration Statement No. 33-36962 on December 31, 2003.*

14.
Articles of Amendment to Articles of Incorporation of Eclipse Funds Inc. - Previously filed with Post-Effective Amendment No. 37 to the Company’s Registration Statement No. 33-36962 on December 31, 2003.*

15.
Articles of Amendment to Articles of Incorporation of Eclipse Funds Inc. - Previously filed with Post-Effective Amendment No. 39 to the Company’s Registration Statement No. 33-36962 on February 27, 2004.*

16.
Articles Supplementary to Articles of Incorporation of Eclipse Funds Inc. - Previously filed with Post-Effective Amendment No. 39 to the Company’s Registration Statement No. 33-36962 on February 27, 2004.*

17.
Articles Supplementary to Articles of Incorporation of Eclipse Funds Inc. - Previously filed with Post-Effective Amendment No. 39 to the Company’s Registration Statement No. 33-36962 on February 27, 2004.*

18.
Articles Supplementary to Articles of Incorporation of Eclipse Funds Inc. - Previously filed with Post-Effective Amendment No. 40 to the Company’s Registration Statement on No. 33-36962 on April 15, 2004.*

19.
Articles Supplementary to Articles of Incorporation of Eclipse Funds Inc. - Previously filed with Post-Effective Amendment No. 44 to the Company’s Registration Statement No. 33-36962 on March 22, 2005.*

20.
Articles Supplementary to Articles of Incorporation of Eclipse Funds Inc. - Previously filed with Post-Effective Amendment No. 46 to the Company’s Registration Statement No. 33-36962 on July 26, 2005.*

21.
Articles Supplementary to Articles of Incorporation of Eclipse Funds Inc. - Previously filed with Post-Effective Amendment No. 49 to the Company’s Registration Statement No. 33-36962 on October 26, 2005.*

22.
Articles Supplementary to Articles of Incorporation of Eclipse Funds Inc. - Previously filed with Post-Effective Amendment No. 55 to the Company’s Registration Statement No. 33-36962 on June 18, 2007.*

23.
Articles Supplementary to Articles of Incorporation of Eclipse Funds Inc. - Previously filed with Post-Effective Amendment No. 57 to the Company’s Registration Statement No. 33-36962 on December 14, 2007.*

b.	By-Laws
1.	Amended and Restated By-Laws as of September 27, 2006 – Previously filed with Post-Effective Amendment No. 52 to the Company’s Registration Statement No. 33-36962 on February 16, 2007.*

c.	Instruments Defining Rights of Security Holders.
a.	Specimen Certificates for Common Stock – Previously filed with Pre-Effective Amendment No. 2 to the Company’s Registration Statement No. 33-36962 on December 26, 1990.*

d.	Investment Advisory Contracts
1.	a.
Amended and Restated Management Agreement dated as of August 1, 2008 between Eclipse Funds Inc. and New York Life Investment Management LLC – Previously filed with Post-Effective Amendment No. 60 to the Company’s Registration Statement No. 033-36962 on March 2, 2009.*

b.
Amendment to the Amended and Restated Management Agreement dated as of October 30, 2008, between Eclipse Funds Inc. and New York Life Investment Management LLC – Previously filed with Post-Effective Amendment No. 60 to the Company’s Registration Statement No. 033-36962 on March 2, 2009.*

c.	Amendment to the Amended and Restated Management Agreement dated October 30, 2009, between Eclipse Funds, Inc. and New York Life Investment Management LLC – Filed herewith.

2.	Subadvisory Agreements
a.
Amended and Restated Subadvisory Agreement dated August 1, 2008, between New York Life Investment Management LLC and MacKay Shields LLC, on behalf of certain series of Eclipse Funds Inc. – Previously filed with Post-Effective Amendment No. 60 to the Company’s Registration Statement No. 033-36962 on March 2, 2009.*

b.
Subadvisory Agreement dated January 1, 2009, between New York Life Investment Management LLC and Madison Square Investors LLC, on behalf of certain series of Eclipse Funds Inc. – Previously filed with Post-Effective Amendment No. 60 to the Company’s Registration Statement No. 033-36962 on March 2, 2009.*

c.
Interim Subadvisory Agreement dated June 29, 2009, between New York Life Investment Management LLC and Epoch Investment Partners, Inc., on behalf of certain series of Eclipse Funds Inc. – Previously filed with Post-Effective Amendment No. 61 to the Company’s Registration Statement No. 033-36962 on December 17, 2009*

d.
Amendment to Subadvisory Agreement dated October 16, 2009 between New York Life Investment Management LLC and Epoch Investment Partners, Inc. – Previously filed with Post-Effective Amendment No. 61 to the Company’s Registration Statement No. 033-36962 on December 17, 2009*

e.
Amendment to Subadvisory Agreement dated November 10, 2009 between New York Life Investment Management LLC and Epoch Investment Partners, Inc. – Previously filed with Post-Effective Amendment No. 61 to the Company’s Registration Statement No. 033-36962 on December 17, 2009*

f.
Amendment to Subadvisory Agreement dated November 20, 2009 between New York Life Investment Management LLC and Epoch Investment Partners, Inc. – Previously filed with Post-Effective Amendment No. 61 to the Company’s Registration Statement No. 033-36962 on December 17, 2009*

e.	Underwriting Contracts
1.
Amended and Restated Distribution Agreement between Eclipse Funds Inc. and NYLIFE Distributors LLC - Previously filed with Post-Effective Amendment No. 52 to the Company’s Registration Statement No. 33-36962 on February 16, 2007.*

2.	Form of Soliciting Dealer Agreement - Previously filed with Post-Effective Amendment No. 51 to the Company’s Registration Statement No. 33-08865 on April 7, 2006.*

f.	Bonus or Profit Sharing Contracts – Inapplicable

g.	Custodian Agreements
1.
Master Custodian Agreement between Eclipse Funds Inc. and Investors Bank and Trust Company - Previously filed with Post-Effective Amendment No. 51 to the Company’s Registration Statement No. 33-08865 on April 7, 2006.*

a.
Amendment to Custodian Agreement with Investors Bank and Trust Company dated September 27, 2006 - Previously filed with Post-Effective Amendment No. 52 to the Company’s Registration Statement No. 33-36962 on February 16, 2007.*

b.
Amendment to Custodian Agreement with Investors Bank and Trust Company dated June 18, 2007 - Previously filed with Post-Effective Amendment No. 55 to the Company’s Registration Statement No. 33-36962 on June 18, 2007*

c.
Amendment to Custodian Agreement with State Street Bank and Trust Company dated December 7, 2007 - Previously filed with Post-Effective Amendment No. 59 to the Company’s Registration Statement No. 33-36962 on February 22, 2008.*

d.
Extension Agreement (for Custodian Agreement) dated January 31, 2008, between New York Life Investment Management LLC and State Street Bank and Trust - Previously filed with Post-Effective Amendment No. 59 to the Company’s Registration Statement No. 33-36962 on February 22, 2008.*

e.
Amendment to the Master Custodian Agreement between Eclipse Funds Inc. and State Street Bank & Trust Company dated September 29, 2008 – Previously filed with Post-Effective Amendment No. 60 to the Company’s Registration Statement No. 033-36962 on March 2, 2009.*

f.
Amendment to the Master Custodian Agreement between Eclipse Funds Inc. and State Street Bank & Trust Company dated February 13, 2009 – Previously filed with Post-Effective Amendment No. 60 to the Company’s Registration Statement No. 033-36962 on March 2, 2009.*

2.
Delegation Agreement with Investors Bank and Trust Company dated June 30, 2005 - Previously filed with Post-Effective Amendment No. 52 to the Company’s Registration Statement No. 33-36962 on February 16, 2007.*

a.
Amendment to Delegation Agreement with Investors Bank and Trust Company dated September 27, 2006 - Previously filed with Post-Effective Amendment No. 52 to the Company’s Registration Statement No. 33-36962 on February 16, 2007.*

b.
Amendment to Delegation Agreement with Investors Bank and Trust Company dated June 18, 2007 - Previously filed with Post-Effective Amendment No. 55 to the Company’s Registration Statement No. 33-36962 on June 18, 2007*

c.
Amendment to Delegation Agreement with State Street Bank and Trust dated December 7, 2007 - Previously filed with Post-Effective Amendment No. 59 to the Company’s Registration Statement No. 33-36962 on February 22, 2008.*

d.
Amendment to Delegation Agreement with State Street Bank & Trust Company dated April 30, 2008 – Previously filed with Post-Effective Amendment No. 60 to the Company’s Registration Statement No. 033-36962 on March 2, 2009.*

e.
Amendment to Delegation Agreement with State Street Bank & Trust Company dated September 29, 2008 – Previously filed with Post-Effective Amendment No. 60 to the Company’s Registration Statement No. 033-36962 on March 2, 2009.*

f.
Amendment to Delegation Agreement with State Street Bank & Trust Company dated February 13, 2009 – Previously filed with Post-Effective Amendment No. 60 to the Company’s Registration Statement No. 033-36962 on March 2, 2009.*

h.	Other Material Contracts
1.	Transfer Agency Agreements
a.
Amended and Restated Transfer Agency Agreement between Eclipse Funds Inc. and NYLIM Service Company LLC dated October 1, 2008 – Previously filed with Post-Effective Amendment No. 60 to the Company’s Registration Statement No. 033-36962 on March 2, 2009.*

i.
Form of Service Agreement with New York Life Benefit Services LLC for the benefit of Mainstay Institutional Funds Inc. – Previously filed with Post-Effective Amendment No. 14 to the Company’s Registration Statement No. 33-36962 on April 30, 1997.*

ii.
Form of Service Agreement between Mainstay Institutional Funds Inc. and New York Life Insurance Company. - Previously filed with Post-Effective Amendment No. 14 to the Company’s Registration Statement No. 33-36962 on April 30, 1997.*

b.
Sub-Transfer Agency and Service Agreement between Mainstay Shareholder Services, Inc. and Boston Financial Data Services, Inc. - Previously filed with Post-Effective Amendment No. 25 to the Company’s Registration Statement No. 33-36962 on December 29, 2000.*

i.
Amended Fee Schedule to Sub-Transfer Agency and Service Agreement between NYLIM Service Company LLC (formerly Mainstay Shareholder Services, Inc.) and Boston Financial Data Services, Inc. - Previously filed with Post-Effective Amendment No. 25 to the Company’s Registration Statement No. 33-36962 on December 29, 2000.*

ii.	Amendment to the Sub-Transfer Agency and Service Agreement - Previously filed with Post-Effective Amendment No. 55 to the Company’s Registration Statement No. 33-36962 on June 18, 2007*
iii.	Amendment to the Sub-Transfer Agency and Service Agreement - Previously filed with Post-Effective Amendment No. 57 to the Company’s Registration Statement No. 33-36962 on December 14, 2007.*
iv.
Amendment to the Sub-Transfer Agency and Service Agreement dated October 1, 2008 between NYLIM Service Company LLC and Boston Financial Data Services, Inc. – Previously filed with Post-Effective Amendment No. 60 to the Company’s Registration Statement No. 033-36962 on March 2, 2009.*

2.
Form of License Agreement for the benefit of Mainstay Institutional Funds Inc. - Previously filed with Pre-Effective Amendment No. 1 to the Company’s Registration Statement No. 33-36962 on November 19, 1990.*

3.	Expense Limitation Agreements
a.
Expense Limitation Agreement between Eclipse Funds Inc. and New York Life Investment Management LLC dated April 1, 2008 on behalf of all series – Previously filed with Post-Effective Amendment No. 60 to the Company’s Registration Statement No. 033-36962 on March 2, 2009.*

b.
Expense Limitation Agreement between Eclipse Funds Inc. and New York Life Investment Management LLC dated May 1, 2008 on behalf of the MainStay Retirement Funds – Previously filed with Post-Effective Amendment No. 60 to the Company’s Registration Statement No. 033-36962 on March 2, 2009.*

4.	Sub-Accounting and Sub-Administration Agreement
a.
Master Fund Sub-Accounting and Sub-Administration Agreement between New York Life Investment Management LLC and Investors Bank & Trust Company - Previously filed with Post-Effective Amendment No. 51 to the Company’s Registration Statement No. 33-08865 on April 7, 2006.*

b.
Amendment to Fund Sub-Accounting and Sub-Administration Agreement between New York Life Investment Management LLC and Investors Bank and Trust Company - Previously filed with Post-Effective Amendment No. 52 to the Company’s Registration Statement No. 33-36962 on February 16, 2007.*

c.
Amendment to Fund Sub-Accounting and Sub-Administration Agreement between New York Life Investment Management LLC and Investors Bank and Trust Company - Previously filed with Post-Effective Amendment No. 55 to the Company’s Registration Statement No. 33-36962 on June 18, 2007*

d.
Amendment to Fund Sub-Accounting and Sub-Administration Agreement, dated December 7, 2007, between New York Life Investment Management and State Street Bank and Trust Company - Previously filed with Post-Effective Amendment No. 59 to the Company’s Registration Statement No. 33-36962 on February 22, 2008.*

e.
Extension Agreement (related to Fund Sub-Accounting and Sub-Administration Agreement) dated January 1, 2008 between New York Life Investment Management LLC and State Street Bank and Trust Company - Previously filed with Post-Effective Amendment No. 59 to the Company’s Registration Statement No. 33-36962 on February 22, 2008.*

f.
Amendment to Sub-Accounting Agreement with State Street Bank & Trust Company dated September 29, 2008 – Previously filed with Post-Effective Amendment No. 60 to the Company’s Registration Statement No. 033-36962 on March 2, 2009.*

g.
Form of Amendment to Sub-Accounting Agreement with State Street Bank & Trust Company dated February 13, 2009 – Previously filed with Post-Effective Amendment No. 60 to the Company’s Registration Statement No. 033-36962 on March 2, 2009.*

5.	Form of Indemnification Agreement - Previously filed with Post-Effective Amendment No. 51 to the Company’s Registration Statement No. 33-08865 on April 7, 2006.*

6.	Shareholder Services Plans
a.
Amended and Restated Shareholder Services Plan for Eclipse Funds Inc. (Cash Reserves Fund Sweep Shares) – Previously filed with Post-Effective Amendment No. 51 to the Company’s Registration Statement No. 33-08865 on April 7, 2006.*

b.	Shareholder Services Plan for Eclipse Funds Inc. (Class R1 shares) - Previously filed with Post-Effective Amendment No. 51 to the Company’s Registration Statement No. 33-08865 on April 7, 2006.*
i.
Amendment to Schedule A of the Shareholder Services Plan for Eclipse Funds Inc. (Class R1 shares) as of June 18, 2007 - Previously filed with Post-Effective Amendment No. 55 to the Company’s Registration Statement No. 33-36962 on June 18, 2007.*

c.	Shareholder Services Plan for Eclipse Funds Inc. (Class R2 shares) - Previously filed with Post-Effective Amendment No. 51 to the Company’s Registration Statement No. 33-08865 on April 7, 2006.*
i.
Amendment to Schedule A of the Shareholder Services Plan for Eclipse Funds Inc. (Class R2 Shares) as of June 18, 2007 - Previously filed with Post-Effective Amendment No. 55 to the Company’s Registration Statement No. 33-36962 on June 18, 2007*

d.	Shareholder Services Plan for Eclipse Funds Inc. (Class R3 shares) - Previously filed with Post-Effective Amendment No. 51 to the Company’s Registration Statement No. 33-08865 on April 7, 2006.*
i.
Amendment to Schedule A of the Shareholder Services Plan for Eclipse Funds Inc. (Class R3 Shares) as of June 18, 2007 - Previously filed with Post-Effective Amendment No. 55 to the Company’s Registration Statement No. 33-36962 on June 18, 2007*

i.	Legal Opinions
1.	Opinion and Consent of Counsel - Previously filed with Post-Effective Amendment No. 52 to the Company’s Registration Statement No. 33-36962 on February 16, 2007.*

j.	Other Opinions

1.	Consent of Independent Registered Public Accounting Firm - Filed herewith.

k.	Omitted Financial Statements – Not Applicable.

l.	Initial Capital Agreements
1.
Initial Subscription Agreement for shares of common stock of Eclipse Funds Inc. - Previously filed with Pre-Effective Amendment No. 2 to the Company’s Registration Statement No. 33-36962 on December 26, 1990.*

2.
Investment representation letter of initial purchaser of shares of beneficial interest of Eclipse Funds. - Previously filed with Pre-Effective Amendment No. 1 to the Trust’s Registration Statement No. 33-08865 on January 9, 1987.*

m.	Rule 12b-1 Plans
1.
Plan of Distribution Pursuant to Rule 12b-1 for Cash Reserves Fund Sweep Shares, a series of Eclipse Funds Inc. - Previously filed with Post-Effective Amendment No. 19 to Registration Statement No. 33-36962 on September 25, 1998.*

2.
Plan of Distribution Pursuant to Rule 12b-1 for Class A shares of Eclipse Funds Inc. - Previously filed with Post-Effective Amendment No. 51 to the Company’s Registration Statement No. 33-08865 on April 7, 2006.*

a.
Amendment to Schedule A of the Plan of Distribution Pursuant to Rule 12b-1 for Class A shares of Eclipse Funds Inc. as of June 18, 2007 - Previously filed with Post-Effective Amendment No. 55 to the Company’s Registration Statement No. 33-36962 on June 18, 2007*

3.
Plan of Distribution Pursuant to Rule 12b-1 for Class B shares of Eclipse Funds Inc. - Previously filed with Post-Effective Amendment No. 51 to the Company’s Registration Statement No. 33-08865 on April 7, 2006.*

4.	Plan of Distribution Pursuant to Rule 12b-1 for Class C shares - Previously filed with Post-Effective Amendment No. 51 to the Company’s Registration Statement No. 33-08865 on April 7, 2006.*
a.
Amendment to Schedule A of Form of Plan of Distribution Pursuant to Rule 12b-1 for Class C shares of Eclipse Funds Inc. as of June 18, 2007 - Previously filed with Post-Effective Amendment No. 55 to the Company’s Registration Statement No. 33-36962 on June 18, 2007*

5.
Plan of Distribution Pursuant to Rule 12b-1 for Class R2 shares of Eclipse Funds Inc. - Previously filed with Post-Effective Amendment No. 51 to the Company’s Registration Statement No. 33-08865 on April 7, 2006.*

a.
Amendment to Schedule A of Form of Plan of Distribution Pursuant to Rule 12b-1 for Class R2 shares of Eclipse Funds Inc. as of June 18, 2007 - Previously filed with Post-Effective Amendment No. 55 to the Company’s Registration Statement No. 33-36962 on June 18, 2007*

6.
Plan of Distribution Pursuant to Rule 12b-1 for Class R3 shares of Eclipse Funds Inc. - Previously filed with Post-Effective Amendment No. 51 to the Company’s Registration Statement No. 33-08865 on April 7, 2006.*

a.
Amendment to Schedule A of Form of Plan of Distribution Pursuant to Rule 12b-1 for Class R3 shares of Eclipse Funds Inc. as of June 18, 2007 - Previously filed with Post-Effective Amendment No. 55 to the Company’s Registration Statement No. 33-36962 on June 18, 2007*

7.
Plan of Distribution Pursuant to Rule 12b-1 for Investor Class shares of Eclipse Funds Inc. - Previously filed with Post-Effective Amendment No. 59 to the Company’s Registration Statement No. 33-36962 on February 22, 2008.*

n.	Rule 18f-3 Plans
1.	Amended and Restated Multiple Class Plan Pursuant to Rule 18f-3- Previously filed with Post-Effective Amendment No. 59 to the Company’s Registration Statement No. 33-36962 on February 22, 2008.*

o.	Reserved

p.	Codes of Ethics
1.	MacKay Shields LLC Code of Ethics dated September 2008 – Previously filed with Post-Effective Amendment No. 60 to the Company’s Registration Statement No. 033-36962 on March 2, 2009.*
2.	Eclipse Funds Inc. Code of Ethics dated December 2008 – Previously filed with Post-Effective Amendment No. 60 to the Company’s Registration Statement No. 033-36962 on March 2, 2009.*
3.
New York Life Investment Management Holdings LLC Code of Ethics dated January 2009 – Previously filed with Post-Effective Amendment No. 60 to the Company’s Registration Statement No. 033-36962 on March 2, 2009.*

4.	Epoch Investment Partners, Inc. Code of Ethics dated September 2009 – Previously filed with Post-Effective Amendment No. 61 to the Company’s Registration Statement No. 033-36962 on December 17, 2009*

Other Exhibits:

Powers of Attorney – Power of Attorney by John Kim – Previously filed with Post-Effective Amendment No. 60 to the Company’s Registration Statement No. 033-36962 on March 2, 2009.*

----------
* Incorporated herein by reference.

ITEM 29.	PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT - None.

ITEM 30.	INDEMNIFICATION

New York Life Insurance Company maintains Directors & Officers Liability Insurance coverage. The policy covers the Directors, Officers and Trustees of New York Life, its subsidiaries and certain affiliates, including Eclipse Funds Inc. Subject to the policy's terms, conditions, deductible and retentions, Directors, Officers and Trustees are covered for claims made against them while acting in their capacities as such. The primary policy is issued by Zurich-American Insurance Company, and the excess policies are issued by various insurance companies. The issuing insurance companies may be changed from time to time and there is no assurance that any or all of the current coverage will be maintained by New York Life.

With respect to Eclipse Funds Inc., reference is made to Article VI of By-Laws (Exhibit 2), and Article VII, Section 2 of that Company's Articles of Incorporation (Exhibit 1), which are incorporated by reference herein.

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the "Securities Act") may be permitted to trustees, officers and controlling persons of the Company pursuant to the foregoing provisions, or otherwise, the Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Company of expenses incurred or paid by a trustee, officer or controlling person of the Company in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

In addition, each Director has entered into a written agreement with the Registrant pursuant to which the Registrant is contractually obligated to indemnify the Director to the fullest extent permitted by law and by the charter and or Declaration and By-laws of the Registrant.

ITEM 31.     BUSINESS OR OTHER CONNECTIONS OF INVESTMENT ADVISERS

New York Life Investment Management LLC ("New York Life Investments") acts as the investment adviser for each series of the following open-end registered management investment companies: The MainStay Funds, Eclipse Funds Inc., Eclipse Funds, ICAP Funds, Inc., MainStay Funds Trust and MainStay VP Series Fund, Inc.

Certain information on each executive officer of New York Life Investments is listed below, including any business, profession, vocation or employment of a substantial nature in which each such person has been engaged during the last two fiscal years of the Funds for his or her own account or in the capacity of director, officer, partner or trustee. The address of New York Life Investments is 51 Madison Avenue, New York, NY 10010.

NAME	POSITION(S) WITH NEW YORK LIFE INVESTMENT MANAGEMENT LLC	OTHER BUSINESS
Gary E. Wendlandt	Chairman; Chairman of the Board; Chairman of the Compensation Committee; Member of the Audit Committee
Vice Chairman of the Board and Chief Investment Officer of New York Life Insurance Company; Chairman, Chairman of the Board and Chairman of the Compensation Committee of New York Life Investment Management Holdings LLC; Chairman of the Board, Chairman and President and Member of the Executive Committee of NYLIFE LLC; Principal Director and Member of the Audit Committee of Fianzas Monterrey, S.A.; Second Vice Chairman of Maxima S.A. AFJP; Vice Chairman in charge of Investment and Finance of New York Life Insurance and Annuity Corporation; Manager, Executive Vice President and Member of the Audit and Compensation Committees, and Chairman of Investment Committee of New York Life International LLC; Manager of NYL Executive Benefits LLC; Principal Director and Member of the Audit Committee of Seguros Monterrey New York Life, S.A. de C.V.; Manager and Member of the Audit Committee and Compensation Committee of Institutional Capital LLC, Madison Capital Funding LLC, MacKay Shields LLC, Madison Square Investors LLC  and McMorgan &Company LLC; Manager and Member  of the Compensation Committee of NYLCAP Manager LLC; Director of Jacob Ballas Capital India Pvt., Ltd.; and Director of NYLINK Insurance Agency Incorporated; Vice Chairman in charge of Investment &Finance, NYLIFE Insurance Company of Arizona; Second Vice Chairman and Second Vice President of HSBC New York Life Seguros de Vida (Argentina) S.A. and HSBC New York Life Seguros de Retiro (Argentina) S.A.; Member of the Valuation Sub-Committee of Eclipse Funds, Eclipse Funds Inc., ICAP Funds, Inc., MainStay VP Series Fund, Inc. and the MainStay Funds

John Y. Kim	Manager; President and Chief Executive Officer
Executive Vice President and Member of the Executive Management Committee, New York Life Insurance Company; Manager, Chief Executive Officer and President, New York Life Investment Management Holdings, LLC; Chairman of the Board, Member of the Audit Committee and Chairman of the Compensation Committee, Madison Capital Funding LLC and McMorgan & Company LLC; Manager, Member of the Audit Committee and Chairman of the Compensation Committee, MacKay Shields LLC; Chairman of the Board, Member of the Audit Committee and Chairman of the  Compensation Committee, NYLCAP Manager LLC, Madison Square Investors LLC and Institutional Capital LLC; Chairman of the Board and Chief Executive Officer, NYLIFE Distributors LLC; Executive Vice President, NYLIFE Insurance Company of Arizona and New York Life Insurance and Annuity Corporation; Trustee of Eclipse Funds and the MainStay Funds; Director of Eclipse Funds Inc., ICAP Funds, Inc. and MainStay VP Series Fund, Inc.

Frank J. Ollari	Executive Vice President
Executive Vice President of New York Life Investment Management Holdings LLC; Manager and Member of the Audit Committee of NYLCAP Manager LLC; Director of NYLIM Real Estate Inc.; Senior Vice President of NYLIFE Insurance Company of Arizona; Senior Vice President of New York Life Insurance and Annuity Corporation; Senior Vice President of New York Life Insurance Company; Manager of Madison Capital Funding LLC

Barry A. Schub	Executive Vice President	Senior Vice President of New York Life Insurance Company; Executive Vice President of New York Life Investment Management Holdings LLC; Manager of NYLIFE Distributors LLC
David G. Bedard	Senior Managing Director; Chief Financial Officer	Senior Managing Director and Chief Financial Officer of New York Life Investment Management Holdings LLC; Senior Managing Director and Chief Financial Officer of NYLIFE Distributors LLC
Stephen P. Fisher	Senior Managing Director; Chief Marketing Officer
Manager, President and Chief Operating Officer of NYLIFE Distributors LLC; Chairman of the Board of NYLIM Service Company; President of The Mainstay Funds, Eclipse Funds, Eclipse Funds Inc., Mainstay VP Series Fund, Inc., ICAP Funds, Inc. and MainStay Funds Trust

Alison H. Micucci	Senior Managing Director
Susan L. Paternoster	Senior Managing Director; Head of Information Technology	None
George S. Shively	Senior Managing Director; General Counsel; Secretary
Senior Managing Director, General Counsel and Secretary of New York Life Investment Management Holdings LLC; Senior Vice President and Associate General Counsel of New York Life Insurance Company; Assistant Secretary of Institutional Capital LLC, Secretary of MacKay Shields LLC and Assistant Secretary of Madison Capital Funding LLC; Assistant Secretary of Madison Square Investors LLC and McMorgan & Company LLC

Jefferson C. Boyce	Senior Managing Director
Director and Member of the Executive, and Management and Investment Committees of New York Life Trust Company; Senior Managing Director - New York Life Relationship Management of NYLIFE Distributors LLC; Senior Vice President of New York Life Insurance Company; Senior Vice President – Investments of New York Life Foundation

Thomas A. Clough	Senior Managing Director
Chairman of the Board and Member of the Examining and Audit Committee and Chairman of the Management and Investment Committee of New York Life Trust Company; Senior Managing Director - Retirement Services of NYLIFE Distributors LLC; Senior Vice President of New York Life Insurance Company

Allan Dowiak	Senior Managing Director	None
Tony H. Elavia	Senior Managing Director	Executive Vice President of New York Life Trust Company; Senior Vice President of New York Life Insurance and Annuity Corporation; Manager and Chief Executive Officer of Madison Square Investors LLC
Anthony R. Malloy	Senior Managing Director	Senior Vice President of New York Life Insurance and Annuity Corporation; Senior Vice President of New York Life Insurance Company; Senior Vice President of NYLIFE Insurance Company of Arizona
Donald A. Salama	Senior Managing Director	Senior Managing Director - Retirement Services of NYLIFE Distributors LLC
John E. Schumacher	Senior Managing Director
Manager and Chief Executive Officer of NYLCAP Manager LLC; Principal of New York Life Capital Partners II, L.L.C.; Director of NYLCAP Holdings (Mauritius); Chief Executive Officer of New York Life Capital Partners III Genpar GP, LLC; Principal of New York Life Capital Partners L.L.C.; Chief Executive Officer of NYLIM Mezzanine GenPar GP, LLC; Chief Executive Officer of NYLCAP Mezzanine Partners III GenPar GP, LLC;  Sole Director and Chief Executive Officer of NYLCAP III RBG Corp. and NYLCAP III-A RBG Corp.; Manager of NYLIM-JB Asset Management Co. (Mauritius) LLC and Director of NYLIM- Jacob Ballas Asset Management Co. III (Mauritius) LLC

Richard C. Schwartz	Senior Managing Director	Investment Officer of New York Life Trust Company; Senior Vice President of New York Life Insurance Company
Mark W. Talgo	Senior Managing Director
President and Member of the Investment Committee of NYLIM Fund II GP, LLC; Director and President of NYLIM Real Estate Inc.; Executive Vice President of McMorgan & Company LLC; Senior Vice President of NYLIFE Insurance Company of Arizona; Senior Vice President of New York Life Insurance and Annuity Corporation; Senior Vice President of New York Life Insurance Company; Director of NYL Management Limited

Julia A. Warren	Senior Managing Director	Senior Vice President of New York Life Insurance and Annuity Corporation; Senior Vice President of New York Life Insurance Co.
Robert DiMella	Senior Managing Director	Senior Managing Director, MacKay Shields LLC
Gary Goodenough	Senior Managing Director	Senior Managing Director, MacKay Shields LLC
John Loffredo	Senior Managing Director	Senior Managing Director, MacKay Shields LLC
Michael P. Maquet	Senior Managing Director	President, Madison Square Investors LLC
James Ramsay	Senior Managing Director	Senior Managing Director, MacKay Shields LLC
John C. Siciliano	Manager, Senior Managing Director and Head of Investment Boutiques
Manager and Senior Managing Director of New York Life Investment Management Holdings LLC; Manager and member of the Audit Committee of NYLIFE Distributors LLC; Manager and Member of the Compensation Committee of Institutional Capital LLC, MacKay Shields LLC, Madison Square Investors LLC, McMorgan & Company LLC and NYLCAP Manager LLC

Sara L. Badler	Senior Managing Director	Senior Managing Director and Chief Compliance Officer of New York Life Investment Management Holdings LLC

MacKay Shields LLC ("MacKay Shields") acts as the subadvisor for certain series of the following open-end registered management investment companies:  Eclipse Funds, Eclipse Funds Inc., The MainStay Funds and MainStay VP Series Fund, Inc.

Certain information on each executive officer of MacKay Shields is listed below, including any business, profession, vocation or employment of a substantial nature in which each such person has been engaged during the last two fiscal years of the Funds for his or her own account or in the capacity of director, officer, partner or trustee.  The address of MacKay Shields is 9 West 57th Street, New York, NY 10029.

NAME	POSITION(S) WITH MACKAY SHIELDS LLC	OTHER BUSINESS
Osbert M. Hood	Chairman of the Board, Chairman and Chief Executive Officer	None
Lucille Protas	Senior Managing Director, Chief Operating Officer and Treasurer	Executive Vice President of New York Life Trust Company
Gary L. Goodenough	Senior Managing Director	Senior Managing Director, New York Life Investment Management LLC
Ellen Metzger	Senior Managing Director and General Counsel	None
J. Matthew Philo	Senior Managing Director	None
Rupal J. Bhansali	Senior Managing Director	Senior Vice President, NY Life Insurance and Annuity Corporation
Edward Silverstein	Managing Director	None
Rene Bustamante	Managing Director and Chief Compliance Officer	None
Michael Corker	Managing Director and Chief Financial Officer	None
Robert DiMella	Senior Managing Director	None

John Loffredo	Senior Managing Director	None
Maureen M. McFarland	Senior Managing Director	None
James A. Ramsay	Senior Managing Director	Senior Managing Director of New York Life Investment Management LLC
Dan C. Roberts	Senior Managing Director	None
Jae S. Yoon	Senior Managing Director	None
Byron H. Spivack	Managing Director and Deputy General Counsel	None
Louis N. Cohen	Managing Director	None
David Dowden	Managing Director	None
Luann P. Gilhooly	Managing Director	None
Therese M. Hernandez	Managing Director	None
Kirk Hashevaroff	Managing Director	None
Michael J. Kimble	Managing Director	None
Steven H. Rich	Managing Director	None
Virginia E. Rose	Managing Director	None
Michael A. Snyder	Managing Director	None
Gregory M. Spencer	Managing Director	None
Denise M. Spillane	Managing Director	None
Brian Stewart	Managing Director	None
Andrew M. Susser	Managing Director	None
Taylor B. Wagenseil	Managing Director	None
James S. Wolf	Managing Director	None

Madison Square Investors LLC

Madison Square Investors LLC ("Madison Square Investors") acts as the subadvisor for certain series of the following open-end registered management investment companies:  Eclipse Funds, Eclipse Funds Inc., The MainStay Funds and MainStay VP Series Fund, Inc.

Certain information on each executive officer of Madison Square Investors is listed below, including any business, profession, vocation or employment of a substantial nature in which each such person has been engaged during the last two fiscal years of the Funds for his or her own account or in the capacity of director, officer, partner or trustee.  The address of Madison Square Investors 1180 Avenue of the Americas, New York, NY 10036.

Name	Position(s) with Madison Square Investors	Other Business

John Y. Kim	Chairman
Manager; President and Chief Executive Officer, New York Life Investment Management LLC; Executive Vice President and Member of the Executive Management Committee, New York Life Insurance Company; Manager, Chief Executive Officer and President, New York Life Investment Management Holdings, LLC; Chairman of the Board, Member of the Audit Committee and Chairman of the Compensation Committee, Madison Capital Funding LLC and McMorgan & Company LLC; Manager, Member of the Audit Committee and Chairman of the Compensation Committee, MacKay Shields LLC; Chairman of the Board, Member of the Audit Committee and Chairman of the  Compensation Committee, NYLCAP Manager LLC, Madison Square Investors LLC and Institutional Capital; Chairman of the Board and Chief Executive Officer, NYLIFE Distributors LLC; Executive Vice President, NYLIFE Insurance Company of Arizona and New York Life Insurance and Annuity Corporatio

John H. Siciliano	Manager
Manager, Senior Managing Director and Head of Investment Boutiques, New York Life Investment Management LLC; Manager of New York Life Investment Management Holdings LLC; Manager and member of the Audit Committee of NYLIFE Distributors Manager and Member of the Compensation Committee of Institutional Capital LLC, MacKay Shields LLC, Madison Square Investors LLC, McMorgan & Company LLC and NYLCAP Manager LLC

Michael E.Sproule	Manager	None

Gary E. Wendlandt	Manager
Chairman; Chairman of the Board; Chairman of the Compensation Committee; Member of the Audit Committee, New York Life Investment Management LLC; Vice Chairman of the Board and Chief Investment Officer of New York Life Insurance Company; Chairman, Chairman of the Board and Chairman of the Compensation Committee of New York Life Investment Management Holdings LLC; Chairman of the Board, Chairman and President and Member of the Executive Committee of NYLIFE LLC; Principal Director and Member of the Audit Committee of Fianzas Monterrey, S.A.; Second Vice Chairman of HSBC New York Life Seguros de Retiro (Argentina) S.A.; Second Vice Chairman of Maxima S.A. AFJP; Vice Chairman in charge of Investment and Finance of New York Life Insurance and Annuity Corporation; Manager, Executive Vice President and Member of the Audit and Compensation Committees, and Chairman of Investment Committee of New York Life International LLC; Manager of NYL Executive Benefits LLC; Principal Director and Member of the Audit Committee of Seguros Monterrey New York Life, S.A. de C.V.; Manager and Member of the Audit Committee and Compensation Committee of Institutional Capital LLC, Madison Capital Funding LLC, MacKay Shields LLC, Madison Square Investors LLC  and McMorgan &Company LLC; Manager and Member  of the Compensation Committee of NYLCAP Manager LLC; Director of Jacob Ballas Capital India Pvt., Ltd.; and Director of NYLINK Insurance Agency Incorporated; Vice Chairman in charge of Investment &Finance, NYLIFE Insurance Company of Arizona; Second Vice Chairman and Second Vice President of HSBC New York Life Seguros de Vida (Argentina) S.A. and HSBC New York Life Seguros de Retivo (Argentina) S.A.

Tony H.Elavia	Chief Executive Officer
Senior Managing Director, New York Life Investment Management LLC; Executive Vice President of New York Life Trust Company; Senior Vice President of New York Life Insurance and Annuity Corporation; Manager and Chief Executive Officer of Madison Square Investors LLC

Michael P. Maquet	President and chief Operating Officer	Senior Managing Director, New York Life Investment Management LLC
Susan L. Evans	Managing Director	None
Harvey J. Fram	Managing Director	None
Harish P. Kumar	Managing Director	None
Francis Ok	Managing Director	None
Luke A. Smith	Managing Director	None
Tara McAleer	Director and Chief Compliance Officer	None
Jennifer Oberschewen	Director and Chief Financial Officer	None

Epoch Investment Partners, Inc. (“Epoch”) acts as the subadvisor for certain series of the following open-end registered management investment companies: MainStay Funds Trust, Eclipse Funds, Eclipse Funds Inc., MainStay VP Series Fund, Inc. and The MainStay Funds.

Certain information on each executive officer of Epoch is listed below, including any business, profession, vocation or employment of a substantial nature in which each such person has been engaged during the last two fiscal years of the Funds for his or her own account or in the capacity of director, officer, partner or trustee. The address of Epoch is 640 Fifth Avenue, 18th Floor, New York, New York 10019.

NAME	POSITION(S) WITH EPOCH / PRINCIPAL OCCUPATION

Adam Borak	Chief Financial Officer
J. Philip Clark	Executive Vice President
David N. Pearl	Executive Vice President
Timothy T. Taussig	President and Chief Operating Officer
William W. Priest	Managing Director, Chief Executive Officer and Chief Investment Officer

ITEM 32.                                PRINCIPAL UNDERWRITERS

a.	NYLIFE Distributors LLC acts as the principal underwriter for:

Eclipse Funds Inc. (File No. 33-36962)
Eclipse Funds (File No. 33-08865)
ICAP Funds, Inc. (File No. 33-86006)
MainStay VP Series Fund, Inc. (File No. 2-86082)
The MainStay Funds (File No. 33-02610)
MainStay Funds Trust (File No. 333-160918)
NYLIAC Variable Universal Life Separate Account I
NYLIAC Multi-Funded Annuity Separate Account I
NYLIAC Multi-Funded Annuity Separate Account II
NYLIAC Variable Annuity Separate Account I
NYLIAC Variable Annuity Separate Account II
NYLIAC Variable Annuity Separate Account III
NYLIAC Variable Life Insurance Separate Account
NYLIAC Corporate Sponsored Variable Universal Life Separate Account I
NYLIAC Institutionally Owned Life Insurance Separate Account

b.	NYLIFE Distributors

NAME	POSITION(S) WITH NYLIFE DISTRIBUTORS LLC	OTHER BUSINESS
John Y. Kim	Chairman of the Board and Chief Executive Officer	None
Christopher O. Blunt	Manager and Executive Vice President, Retirement Income Security	None
John A. Cullen	Manager and Chairman of the Audit Committee	None
Stephen P. Fisher	Manager, President and Chief Operating Officer	President
Barry A. Schub	Manager	None
Scott L. Berlin	Executive Vice President, Life Distribution	None

Robert J. Hebron	Executive Vice President, Executive Benefits	None
John R. Meyer	Executive Vice President, Retirement Income Security	None
John Santaguida	Executive Vice President, McMorgan Distribution	None
Jefferson C. Boyce	Senior Managing Director, New York Life Relationship Management	None
Thomas A. Clough	Senior Managing Director, Retirement Services	None
Barbara McInerney	Senior Managing Director, Compliance	None
Donald A. Salama	Senior Managing Director, Retirement Services	None
David L. Bangs	Managing Director, NYLCAP Institutional Sales	None
Michael D. Coffey	Senior Managing Director, Retirement Income Security	None
Philip L. Gazzo	Managing Director, Retirement Income Security	None
Mark A. Gomez	Managing Director and Chief Compliance Officer	None
David G. Bedard	Senior Managing Director and Chief Financial Officer	None
Joseph J. Henehan	Managing Director, Retirement Services	None
Marguerite E. H. Morrison	Managing Director and Secretary	Chief Legal Officer and Secretary
Christopher V. Parisi	Managing Director, Retirement Income Security	None
Amanda Parness	Managing Director, Institutional Sales	None
Steven Sexeny	Managing Director, Madison Square Investors Institutional Products Distribution	None
Stephen Fiacco	Managing Director, Retirement Income Security	None
John C. Siciliano	Manager and Member of Audit Committee	None
Rebekah M. Mueller	Managing Director, Retirement Services	None
Penny Nelson	Manager and Managing Director, Operations	None
Mark S. Niziak	Managing Director, Retirement Services	None

c.	Inapplicable.

ITEM 33.	LOCATION OF ACCOUNTS AND RECORDS.

Certain accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder are maintained at the offices of New York Life Insurance Company, 51 Madison Avenue, New York, NY 10010, at the offices of Eclipse Funds Inc., New York Life Investment Management LLC, and NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany NJ 07054, and at the offices of MacKay Shields LLC, 9 West 57th Street, New York, NY 10019. Records relating to the duties of the custodian for each series of Eclipse Funds Inc. are maintained by State Street Bank and Trust Company, 1 Lincoln Street, Boston, MA 02111-2900. Records relating to the duties of the transfer agent of Eclipse Funds Inc. are maintained by Boston Financial Data Services, 2 Heritage Drive, North Quincy, MA 02171.

ITEM 34.	MANAGEMENT SERVICES.

Not Applicable.

ITEM 35.	UNDERTAKINGS.

None

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act and that it has duly caused this Post Effective Amendment No. 64 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Parsippany and the State of New Jersey on the 17th day of February, 2010.

ECLIPSE FUNDS INC.

/s/ Stephen P. Fisher
-------------------------------
Stephen P. Fisher
President and Principal Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 64 to the Registration Statement has been signed below by the following persons in the capacities indicated on February 17, 2010.

SIGNATURE	TITLE

/s/ Stephen P. Fisher	President and Principal Executive Officer
---------------------------------
Stephen P. Fisher

/s/ Susan B. Kerley*	Director and Chairman of the Board
---------------------------------
Susan B. Kerley

/s/ Alan R. Latshaw*	Director
---------------------------------
Alan R. Latshaw

/s/ Peter Meenan*	Director
---------------------------------
Peter Meenan

/s/ John Kim*	Director and Chief Executive Officer
---------------------------------
John Kim

/s/ Richard H. Nolan, Jr.*	Director
---------------------------------
Richard H. Nolan, Jr.

/s/ Richard S. Trutanic*	Director
---------------------------------
Richard S. Trutanic

/s/ Roman L. Weil*	Director
---------------------------------
Roman L. Weil

/s/ John A. Weisser*	Director
---------------------------------
John A. Weisser

/s/ Jack R. Benintende	Treasurer and Principal Financial
---------------------------------	and Accounting Officer
Jack R. Benintende

By: /s/ Marguerite E. H. Morrison	Secretary
--------------------------------------
Marguerite E. H. Morrison
As Attorney-in-Fact*

*  Pursuant to Powers of Attorney previously filed.